EXHIBIT B-2(a)(i)

                                               BI&L Draft 10/12/95


                                              COUNTERPART NO.  ___

                        AMENDED AND RESTATED
                  NUCLEAR MATERIAL LEASE AGREEMENT

                   Dated as of [November 1], 1995



                              between



                         TMI-1 FUEL CORP.,

                                                        as Lessor

                                and

                JERSEY CENTRAL POWER & LIGHT COMPANY

                                                        as Lessee




 AS OF THE DATE OF THIS AMENDED AND RESTATED LEASE AGREEMENT, THE LESSOR UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT (THE "LESSOR") HAS GRANTED TO THE SECURED PARTIES, AS DEFINED HEREIN, A SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE AGREEMENT AND IN ALL OF THE LESSOR'S RIGHTS AND INTERESTS UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT, INCLUDING, WITHOUT LIMITATION, ALL OF THE LESSOR'S RIGHTS TO AND INTERESTS IN NUCLEAR MATERIAL AS DEFINED IN THIS AMENDED AND RESTATED LEASE AGREEMENT.

 THIS AMENDED AND RESTATED LEASE AGREEMENT HAS BEEN MANUALLY EXECUTED IN [TWELVE (12)] COUNTERPARTS, NUMBERED CONSECUTIVELY FROM 1 TO [12]. NO SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE AGREEMENT OR IN ANY OF THE LESSOR'S RIGHTS AND INTERESTS UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT MAY BE PERFECTED BY THE POSSESSION OF ANY SUCH COUNTERPART OTHER THAN COUNTERPART NO. 1.

                         TABLE OF CONTENTS


 Definitions . . . . . . . . . . . . . . . . . . . . . . . .   1

 Notices . . . . . . . . . . . . . . . . . . . . . . . . . .   1

 Title to Remain in the Lessor; Quiet Enjoyment;
  Fuel Management; Location  . . . . . . . . . . . . . . . .   2

 Agreement for Lease of Nuclear Material . . . . . . . . . .   3

 Orders for Nuclear Material and Services; Assigned Agreements
                                                               3

 Leasing Records; Payment of Costs of Lessor . . . . . . . .   4

 No Warranties or Representation by Lessor . . . . . . . . .   6

 Lease Term; Early Termination; Termination of Leasing Record
                                                               7

 Payment of Rent; Payments with Respect to the Lessor's
  Financing Costs  . . . . . . . . . . . . . . . . . . . . .   9

 Compliance with Laws; Restricted Use of Nuclear  Material;
  Assignments; Permitted Liens; Spent Fuel . . . . . . . . .  10

 Permitted Contests  . . . . . . . . . . . . . . . . . . . .  12

 Insurance; Compliance with Insurance Requirements . . . . .  13

 Indemnity . . . . . . . . . . . . . . . . . . . . . . . . .  14

 Casualty and Other Events . . . . . . . . . . . . . . . . .  17

 Nuclear Material to Remain Personal Property  . . . . . . .  18

 Events of Default . . . . . . . . . . . . . . . . . . . . .  18

 Rights of the Lessor Upon Default of the Lessee . . . . . .  19

 Termination After Certain Events  . . . . . . . . . . . . .  21

 Investment Tax Credit . . . . . . . . . . . . . . . . . . .  23

 Certificates; Information; Financial Statements . . . . . .  23

 Obligation of the Lessee to Pay Rent  . . . . . . . . . . .  25

 Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .  25

       AMENDED AND RESTATED NUCLEAR MATERIAL LEASE AGREEMENT


           AMENDED AND RESTATED LEASE AGREEMENT (this "Lease Agreement") dated as of the [1st] day of [November], 1995, by and between TMI-1 FUEL CORP., a Delaware corporation (herein called the "Lessor"), and JERSEY CENTRAL POWER & LIGHT COMPANY, a New Jersey corporation (herein called the "Lessee").


                              RECITALS

           A. The Lessor and Lessee entered into a Nuclear Material Lease Agreement dated as of August 1, 1991 ("Original Lease") to provide for the lease of Nuclear Material to the Lessee;

           B. The Original Lease provided for the Lessor to enter into certain loan agreements and ancillary documents with The Prudential Insurance Company of America and certain affiliates thereof ("Prudential") to provide financing from Prudential for the acquisition of Nuclear Material under the Original Lease;

           C. Concurrent with the execution and delivery hereof, such loan arrangements with Prudential are being terminated and Lessor is entering into a new credit agreement and related instruments pursuant to which a bank syndicate for which Union Bank of Switzerland, New York Branch will act as agent to provide financing for the acquisition of Nuclear Material being leased hereunder;

           D. Accordingly, the Lessor and the Lessee desire to enter into this Amended and Restated Lease Agreement in order to reflect necessary modifications consistent with establishment of such new credit facility and other modifications thereof in certain other respects, which agreement shall supercede the Original Lease;

           NOW,  THEREFORE,  in consideration  of  the mutual
      covenants contained  herein and intending to be legally
      bound  hereby,  the  parties  covenant  and   agree  as
      follows:

           1. Definitions. Except as otherwise provided herein, capitalized terms used in this Lease Agreement (including the Exhibits) shall have the respective meanings set forth in Appendix A.

           2. Notices. Any notice, demand or other communication which by any provision of this Lease Agreement is required or permitted to be given shall be deemed to have been delivered if in writing and actually delivered by mail, courier, telex or facsimile to the following addresses:

             (i) If to the Lessor, TMI-1 Fuel Corp., c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention: Corporate Trust and Agency Division, telecopy number 212-852-1626, or at such other address as the Lessor may have furnished to the Lessee and the Secured Parties in writing; or

            (ii) If to the Lessee, Jersey Central Power & Light Company, 300 Madison Avenue, Morristown, New Jersey 07960, Attention: Comptroller, telecopy number 201-455-8582, with a copy to GPU Service Corporation, 100 Interpace Parkway, Parsippany, New Jersey 07054-1149, Attention:
      Assistant Treasurer, telecopy number 201-263-6397, or at such other address as the Lessee may have furnished the Lessor and the Secured Parties in writing; or

           (iii) except as provided in the following sentence or as otherwise requested in writing by any Secured Party, any notice, demand or communication which by any provision of this Lease Agreement is required or permitted to be given to the Secured Parties shall be deemed to have been delivered to all the Secured Parties if a single copy thereof is delivered to [Union Bank of Switzerland, New York Branch, 299 Park Avenue, New York, New York 10171-0026,
      Attention:         _________________,    facsimile    number
      ____________;] or at such other address as either may have furnished the Lessor and the Lessee in writing. Any Leasing Record or invoice of a Manufacturer or other Person performing services covering the Nuclear Material which is required to be delivered to the Secured Parties pursuant to
      Section 6(c)(ii) of this Lease Agreement and any Rent Due and SCV Confirmation Schedule which is required to be delivered to the Secured Parties pursuant to Sections 8(g) or 9(d) of this Lease Agreement shall be deemed to have been delivered to all the Secured Parties if a single copy thereof is delivered to Union Bank of Switzerland, New York Branch at the address indicated in this Section 2(iii).

           3. Title to Remain in the Lessor; Quiet Enjoyment; Fuel Management; Location.

                (a) The Lessor and the Lessee hereby acknowledge that this Lease Agreement is a lease and is intended to provide for the obligations of the Lessee to pay installments of Rent as the same become due; that, subject to the provisions of Section 10(h), the Lessor has title to and is the owner of the Nuclear Material; and that the relationship between the Lessor and the Lessee shall always be only that of lessor and lessee.

                (b) The Lessor (including its successors and assigns) agrees and covenants that, so long as the Lessee makes timely payments of Rent and fully performs all other obligations to be performed by the Lessee under this Lease Agreement, the Lessor (including its successors and assigns) shall not hinder or interfere with the Lessee's peaceable and quiet enjoyment of the possession and use of the Nuclear Material, for the term or terms herein provided, subject, however, to the terms of this Lease Agreement.

                (c) So long as no Lease Event of Default shall have occurred and be continuing and the Lessor shall not have elected to exercise any of its remedies under Section 17 hereof, the Lessee shall have the right to engage in Fuel Management. The Lessee is hereby designated the agent of the Lessor in all dealings with Manufacturers and any regulatory agency having jurisdiction over the ownership or possession of the Nuclear Material for so long as the Lessee shall have the right to engage in Fuel Management. As such agent of the Lessor, the Lessee agrees to make, or cause to be made, all filings and to obtain all consents and permits required as a result of the Lessor's ownership and leasing of the Nuclear Material.

                (d) The Lessee covenants to the Lessor that the location of Nuclear Material will be limited to: (w) any Manufacturer's facility, (x) transit between one Manufacturer's facility and another Manufacturer's facility or the site of the Generating Facility, (y) the site of the Generating Facility and
 (z) the Generating Facility. Each assembly of the Nuclear Material will be located during its Heat Production and "cooling-off" stage at the Generating Facility or the site of the Generating Facility.

           4. Agreement for Lease of Nuclear Material. From and after the Closing, the Lessor shall lease to the Lessee and the Lessee shall lease from the Lessor such Nuclear Material as may be from time to time mutually agreed upon, provided that the total Stipulated Casualty Value of all Nuclear Material leased under this Lease Agreement shall not exceed at any one time $27,500,000 in the aggregate or such other amount as the Lessor and the Lessee may agree to in writing (the "Maximum Stipulated Casualty Value"). The Lessor and the Lessee shall evidence their agreement to lease particular Nuclear Material in accordance with the terms and provisions of this Lease Agreement by signing and delivering to each other, from time to time, Leasing Records, substantially in the forms of Exhibit A or Exhibit B, as applicable, prepared by the Lessee, covering such Nuclear Material. Nothing contained herein shall be deemed to prohibit the Lessee from leasing from other lessors or otherwise obtaining other nuclear material for use in the Generating Facility, subject to the provisions with respect to intermingling of fuel assemblies or sub-assemblies with other fuel assemblies or sub-assemblies contained in Section 6 hereof.

           5.   Orders for Nuclear Material and Services; Assigned
 Agreements.

                (a) The Nuclear Material Contracts listed in Exhibit C hereto, relating, among other things, to the purchase of, and services to be performed with respect to, Nuclear Material were entered into by the Lessee prior to the date of this Lease Agreement, and, except as otherwise indicated on Exhibit C, the interests of the Lessee under such Nuclear Material Contracts have been assigned to the Lessor under an Assignment Agreement substantially in the form of Exhibit D. Any further Nuclear Material Contracts which the Lessee deems necessary or desirable may be negotiated by the Lessee and executed by the Lessee in its own name or, where authorized by the Lessor, as agent for the Lessor.

                (b) So long as no Lease Event of Default shall have occurred and be continuing, and subject to the approval of the Lessor and to the limitation on the Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, the interests of the Lessee under any further Nuclear Material Contracts (whether executed and delivered before or after the date of this Lease Agreement) pursuant to which the Lessee desires the Lessor to purchase Nuclear Material or have services performed on any Nuclear Material on behalf of the Lessee may be assigned to the Lessor under an Assignment Agreement substantially in the form of Exhibit D, with such changes to
 Exhibit 2 to Exhibit D as the Secured Parties may consent to in writing, which consent shall not be unreasonably withheld. The Lessee shall use its best efforts to cause the other parties to such agreements to consent to each such assignment. Upon each such assignment and the obtaining of such consents with respect to any Nuclear Material Contract, the Lessor, subject to the limitation on the Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, shall make all payments which are required under such Assigned Agreements for the purchase of Nuclear Material or for services to be performed on the Nuclear Material in accordance with the procedures set forth in Section 6.

                (c) So long as no Lease Event of Default shall have occurred and be continuing, the Lessor hereby authorizes the Lessee, at the Lessee's own cost and expense, to assert all rights and claims and to bring suits, actions and proceedings, in its own name or in the name of the Lessor, in respect of any Manufacturer's warranties or undertakings, express or implied, relating to any portion of the Nuclear Material and to retain the proceeds of any such suits, actions and proceedings.

           6.   Leasing Records; Payment of Costs of Lessor.

                (a) Interim Leasing Records. An Interim Leasing Record shall be prepared by the Lessee, shall be dated the date that the Lessor first makes any payment with respect to the Acquisition Cost of any Nuclear Material and shall set forth a full description of such Nuclear Material, the Acquisition Cost and location thereof, and such other details with respect to such Nuclear Material upon which the parties may agree. During the period of preparation and processing or reprocessing of Nuclear Material subject to an Interim Leasing Record, if the Lessor shall make any further payment or payments or if the Lessor shall receive any payment or payments representing a credit against the

 Acquisition Cost previously paid with respect to such Nuclear Material, a supplemental Interim Leasing Record dated the date that the Lessor makes each such further payment or the date of receipt of any such credit shall be signed by the Lessor and the Lessee to record the revised Acquisition Cost, after giving effect to any such payments or credits with respect to such Nuclear Material, any change in location and such additional details upon which the parties may agree.

                (b) Final Leasing Records. For Nuclear Material previously covered by an Interim Leasing Record, the Final Leasing Record shall be prepared by the Lessee, shall be dated the first day of the month following the date of installation of such Nuclear Material in the Generating Facility, unless such date is the first day of a month, in which case the Final Leasing Record shall be dated such date. For Nuclear Material not previously covered by an Interim Leasing Record, the Final Leasing Record shall be dated the date that the Lessor first makes any payment with respect to the Acquisition Cost of such Nuclear Material. A Final Leasing Record shall set forth a full description of such Nuclear Material, the Acquisition Cost thereof, the BTU Charge, the location, and such other details with respect to such Nuclear Material upon which the parties may agree.

                (c)  Payment of Nuclear Material Costs.

             (i) [On the Closing, the Lessor shall pay Prudential the Stipulated Casualty Value (as defined in the Original Lease) of the Nuclear Material then subject to the Original Lease and related costs and expenses in connection therewith.]

            (ii) From time to time after the Closing, invoices of Manufacturers, or of other Persons performing services, covering Nuclear Material shall be forwarded to the Lessor in care of the Lessee at the Lessee's address. Upon receipt by the Lessee of an invoice covering Nuclear Material, the Lessee shall review such invoice and, upon the Lessee's approval thereof, the Lessee shall forward such invoice endorsed with the Lessee's approval to the Lessor, together with a Leasing Record completed and signed by a Lessee Representative covering such Nuclear Material. The Lessee's invoice for any cost incurred by it and includable in the Acquisition Cost of any Nuclear Material shall be forwarded to the Lessor and to the Secured Parties, together with a Leasing Record completed and signed by a Lessee Representative covering such costs. After receipt of such invoice and Leasing Record, in form and substance satisfactory to the Lessor, the Lessor, subject to the limitation on Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, shall pay such invoice as provided therein or in the related purchase agreement and shall execute the Leasing Record and return a copy of such Leasing Record to the Lessee and the Secured

      Parties. The Leasing Record shall be dated as provided for in this Lease Agreement. In the event that the Acquisition Cost of the Nuclear Material covered by any Leasing Record has been paid or incurred by the Lessee, the Lessor, subject to the limitation on Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4 shall promptly reimburse the Lessee for the amount of the Acquisition Cost paid or incurred by the Lessee.

                (iii) The Lessee shall: (A) pay all costs and expenses of freight, packing, insurance, handling, storage, shipment and delivery of the Nuclear Material to the extent that the same have not been included in the Acquisition Cost, and (B) at its own cost and expense, furnish such labor, equipment and other facilities and supplies, if any, as may be required to install and erect the Nuclear Material to the extent that the cost and expense thereof have not been included in the Acquisition Cost. Such installation and erection shall be in accordance with the specifications and requirements of each Manufacturer. The Lessor shall not be liable to the Lessee for any failure or delay in obtaining Nuclear Material or making delivery thereof.

                (d) Intermingling of Fuel Assemblies. Subject to the provisions of Section 10(h) hereof, the Nuclear Material shall be owned exclusively by the Lessor and leased to the Lessee under this Lease Agreement. Prior to the fabrication of Nuclear Material into a completed fuel assembly or sub-assembly or while such Nuclear Material is being reprocessed, the Lessee will cause or permit such Nuclear Material to be fabricated or assembled only into fuel assemblies or sub-assemblies owned by the Lessor and leased under this Lease Agreement. However, fuel assemblies or sub-assemblies owned by the Lessor and leased to the Lessee hereunder may be intermingled in the Generating Facility with fuel assemblies or sub-assemblies not owned by the Lessor and leased to the Lessee under this Lease Agreement, provided that such assemblies or sub-assemblies owned by the Lessor shall be readily identifiable by serial number or other distinguishing marks.

           7. No Warranties or Representation by Lessor. THE NUCLEAR MATERIAL IS LEASED AS-IS, WHERE-IS, IN THE CONDITION THEREOF AND SUBJECT TO THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, THE STATE OF THE TITLE THERETO, THE RIGHTS OF OWNERSHIP THEREIN AND TO ALL APPLICABLE LAWS, RULES, REGULATIONS, ORDERS, WRITS, INJUNCTIONS, DECREES, CONSENTS, APPROVALS, EXEMPTIONS, AUTHORIZATIONS, LICENSES AND WITHHOLDING OF OBJECTIONS OF ANY GOVERNMENTAL OR PUBLIC BODY OR AUTHORITY AND ALL OTHER REQUIREMENTS HAVING THE FORCE OF LAW APPLICABLE AT ANY TIME TO ANY OF THE NUCLEAR MATERIALS OR ANY ACT OR TRANSACTION WITH RESPECT THERETO OR PURSUANT TO THIS LEASE AGREEMENT, IN EACH CASE AS IN EXISTENCE WHEN THE SAME FIRST BECOMES SUBJECT TO THIS LEASE AGREEMENT, WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND BY THE LESSOR OR ANY SECURED PARTY OR ANY PERSON ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY. THE LESSEE ACKNOWLEDGES AND

 AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES, NOR ANY COMPANY, PERSON OR FIRM CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM NOR ANY OTHER PERSON ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY HAS HAD AT ANY TIME PHYSICAL POSSESSION OF ANY PORTION OF THE NUCLEAR MATERIAL, HAS MADE ANY INSPECTION THEREOF, HAS GIVEN ANY ADVICE TO THE LESSEE OR HAS MADE ANY RECOMMENDATION TO THE LESSEE WITH RESPECT TO THE CHOICE OF THE SUPPLIER, VENDOR OR PROCESSOR OF THE NUCLEAR MATERIAL OR WITH RESPECT TO THE PROCESSING, MILLING, CONVERSION, ENRICHMENT, FABRICATION, CONTAINERIZATION, TRANSPORTATION, UTILIZATION, STORAGE OR REPROCESSING OF THE SAME. THE LESSEE ALSO ACKNOWLEDGES AND AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES, NOR ANY COMPANY, PERSON OR FIRM CONTROLLING,
 CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM, NOR ANYONE ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY HAS MADE ANY WARRANTY OR OTHER REPRESENTATION, EXPRESS OR IMPLIED, THAT THE NUCLEAR MATERIAL LEASED OR TO BE LEASED UNDER THIS LEASE AGREEMENT (a) WILL NOT RESULT IN INJURY OR DAMAGE TO PERSONS OR PROPERTY, (b) WILL BE USEABLE BY THE LESSEE OR WILL ACCOMPLISH THE RESULTS WHICH THE LESSEE INTENDS FOR SUCH NUCLEAR MATERIAL OR
 (c) IS SAFE IN ANY MANNER OR RESPECT. THE LESSEE ALSO ACKNOWLEDGES AND AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND
 EMPLOYEES,  NOR  ANY   COMPANY,  PERSON   OR  FIRM   CONTROLLING,
 CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM, AND ANYONE ACTING ON BEHALF OF ANY OF THEM IS A MANUFACTURER OR ENGAGED IN THE SALE OR DISTRIBUTION OF NUCLEAR MATERIAL AND THAT NONE OF THE FOREGOING PERSONS HAS MADE OR DOES HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, USEABILITY, DURABILITY, SUITABILITY OR CONSEQUENCES OF USE OR MISUSE OF THE NUCLEAR MATERIAL IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES OR USES OF THE LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED.

           8.   Lease  Term;  Early  Termination;  Termination  of
 Leasing Record.

                (a) The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Nuclear Material for the term provided in this Lease Agreement and subject to the terms and provisions hereof.

                (b) This Lease Agreement shall become effective at 12:01 A.M., Eastern time, on the Closing, and, unless earlier terminated as provided in Sections 8(c), 17 or 18, the term of this Lease Agreement shall end at the close of business on the later of (i) the date on which there is no outstanding principal of, or interest or premium, if any, on any of the Outstandings or
 (ii) the Termination Date but in each case in no event later than November 1, 2015.

                (c) In the event that during the term of this Lease Agreement, the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement, the Lessee shall have the option, exercisable at any time beginning [___] days before such Termination Date upon written notice to the Lessor and the Secured Parties prior to such Termination Date to purchase all (but not less than all) of the Nuclear Material [and any spent fuel related thereto for which title has not been transferred to the Lessee] for a purchase price equal to the Stipulated Casualty Value of such Nuclear Material at the time of such purchase plus [(A) any Additional Rent due and payable at the time of such purchase or (B) the Termination Rent.] If the Lessee exercises such purchase option, the purchase of the Nuclear Material shall occur on such date, on or prior to such Termination Date, as may be agreed upon by the Lessor and the Lessee and of which the Lessee has given the Secured Parties prior written notice. Upon receipt of payment of the purchase price, the Lessor shall deliver to the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to the Nuclear Material [and any spent fuel related thereto for which title has not been transferred to the Lessee] to the Lessee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, including, without limitation, UCC-3 termination statements [(but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement)]. The later of (i) the date on which there is no outstanding principal of, or interest or premium, if any, on any of the Outstandings or (ii) the date of any sale by the Lessor of all of the Nuclear Material as provided in this
 Section 8(c) shall constitute the Termination Settlement Date, and this Lease Agreement shall terminate as of such date.

                (d) In the event that during the term of this Lease Agreement the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement and the Lessee shall not have exercised its option to purchase pursuant to Section 8(c), the Lessee shall attempt to sell, or if no sale is possible, to otherwise convey, on behalf of the Lessor, ownership of the Nuclear Material to a third party not disqualified by any applicable statute, law, regulation or agreement from acquiring such Nuclear Material, and, upon prior written notice to the Lessor and the Secured Parties of the terms and date of such sale, the Lessor shall furnish title papers as may be necessary to effect such sale or conveyance on an as-is, where-is, non-installment, cash sale basis, without recourse to or warranty or agreement of any kind by the Lessor. The proceeds of such sale or conveyance shall be paid to the Lessor, and any amount so paid shall constitute a credit against the amount of the Stipulated Casualty Value payable by the Lessee under Section 8(e); provided, however, that any proceeds of such sale or conveyance in excess of the amount payable by the Lessee under
 Section 8(e) shall be retained by the Lessee.

                (e) On the Termination Date unless the Lessee shall have exercised its purchase option set forth in Section 8(c) and paid the Lessor the purchase price of the Nuclear Material as provided therein, the Lessee shall pay to the Lessor an amount equal to the sum of (i) the Stipulated Casualty Value of all Nuclear Material leased under this Lease Agreement as of such Termination Date and of all Nuclear Material sold or conveyed pursuant to Section 8(d) (less any credit provided in
 Section 8(d)), and (ii) the Termination Rent as of such Termination Date. Upon receipt of such payment, the Lessor shall deliver to the Lessee or any designee of the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] to the Lessee or the Lessee's designee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, including, without limitation, UCC-3 termination statements (but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement).

                (f) In the event that during the term of this Lease Agreement, the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement, all obligations of the Lessor and Lessee under this Lease Agreement with respect to the Nuclear Material, including the obligation of the Lessee to pay Basic Rent and the obligation of the Lessor to acquire and pay for the Nuclear Material and to lease the same to the Lessee shall terminate on the date on which the Lessor receives the payment specified in Section 8(c) or Section 8(e).

                (g)  The Lessee shall deliver to the Lessor and to
 the Secured Parties a Rent Due and SCV Confirmation Schedule in the form of Exhibit F within thirty (30) days following the date on which any Nuclear Material or spent fuel resulting from the Nuclear Material is removed from the reactor of the Generating Facility for purposes of "cooling-off" preliminary to reprocessing or permanent on-site safe storage and/or off-site disposal. If the Lessee elects within thirty (30) days following the receipt by the Lessor of such Rent Due and SCV Confirmation Schedule to extend the lease term for the purposes of reprocessing any such Nuclear Material, then the Lessor and the Lessee shall enter into an Interim Leasing Record with respect to such Nuclear Material in its then condition. In all other cases, the Final Leasing Record with respect to any such Nuclear Material or spent fuel resulting from such Nuclear Material shall be terminated and the Lessee shall immediately pay to the Lessor all amounts, including the Stipulated Casualty Value, if any, with respect to such Nuclear Material or spent fuel resulting from such Nuclear Material, and, upon receipt thereof, the Lessor shall deliver to the Lessee or to any designee of the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to such Nuclear Material or spent fuel resulting from such

 Nuclear Material to the Lessee or the Lessee's designee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens[, including, without limitation, UCC-3 termination statements] [(but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement).]

           9. Payment of Rent; Payments with Respect to the Lessor's Financing Costs.

                (a) Basic Rent. The Lessee shall pay Basic Rent monthly in arrears on the first day of the next succeeding month. If such last day of the month or first day of the lease term is not a Business Day, then payment shall be made on the next succeeding Business Day.

                (b) Additional Rent. In addition to the Basic Rent, the Lessee will also pay from time to time as provided in this Lease Agreement or on demand of the Lessor, all Additional Rent on the due date thereof. In the event of any failure by the Lessee to pay any Additional Rent, the Lessor shall have all the rights, powers and remedies as in the case of failure to pay Basic Rent.

                (c) Prepayments of Basic Rent. The Lessee may prepay Basic Rent at any time. Such payment shall be credited against subsequent amounts owed by the Lessee on account of Basic Rent.

                (d) Wire Payment Procedure for Paying Basic Rent. All payments of Rent and other payments to be made by the Lessee to the Lessor pursuant to this Lease Agreement shall be paid to the Lessor (or, at the Lessor's request, to the Secured Parties) in lawful money of the United States in Collected Funds by wire transfer pursuant to Section 3.03 of the Credit Agreement. The Lessee shall furnish to the Lessor and the Secured Parties each month during the term of the Lease Agreement a summary of the rental calculations for such month covering all outstanding Leasing Records. On each Basic Rent Payment Date, the Lessee shall deliver to the Lessor and the Secured Parties a signed and completed Rent Due and SCV Confirmation Schedule. The Lessee shall be responsible for the accuracy of the matters contained in all such schedules delivered by the Lessee pursuant to the provisions of this Lease Agreement.

           10. Compliance with Laws; Restricted Use of Nuclear Material; Assignments; Permitted Liens; Spent Fuel.

                (a)  Compliance with Legal Requirements.   Subject
 to the provisions of Section 11 hereof, the Lessee agrees to comply with all Legal Requirements.

                (b) Recording of Title. The Lessee shall promptly and duly execute, deliver, file and record all such further counterparts of this Lease Agreement or such certificates, Bills of Sale, financing and continuation statements and other instruments as may be reasonably requested by the Lessor and take such further actions as the Lessor shall from time to time reasonably request, in order to establish, perfect and maintain the rights and remedies created or intended to be created in favor of the Lessor and the Secured Parties under this Lease Agreement and the Lessor's title to and interest in the Nuclear Material as against the Lessee or any third party in any applicable jurisdiction.

                (c) Exclusive Use of Nuclear Material. So long as no Lease Event Default shall have occurred and be continuing, the Lessee may use the Nuclear Material in the regular course of its business or in the business of any subsidiary or affiliate of the Lessee, and, subject to Section 3(d) and upon thirty (30) days' prior notice in writing to the Lessor and the Secured Parties, or upon such shorter prior notice in writing promptly given upon the Lessee's receipt of notice from any Manufacturer that the Nuclear Material is to be moved, and at the Lessee's sole expense (without limiting the Lessee's rights to request payment by the Lessor of such expense as provided in Section 6 hereof) move such Nuclear Material to any jurisdiction approved in writing by the Lessor in the contiguous forty-eight (48) states of the United States of America and the District of Columbia for the purpose of having services performed on such Nuclear Material in connection with any stage of the Nuclear Material Cycle other than Heat Production and the "cooling off" stage, provided that (i) no such movement of the Nuclear Material shall materially reduce the then fair market value of such Nuclear Material, (ii) such Nuclear Material shall be and remain the property of the Lessor, subject to this Lease Agreement, and
 (iii) all Legal Requirements (including, without limitation, all necessary government consents, permits and approvals) shall have been met or obtained by the Lessee, on its own behalf and on behalf of the Lessor, and all necessary recordings, filings and registrations or recordings, filings and registrations which the Lessor shall reasonably consider advisable shall have been duly made in order to protect the validity and effectiveness of this Lease Agreement and the security interest created in the Security Agreement. At least once each year, or more frequently if the Lessor reasonably so requests, the Lessee shall advise the Lessor and the Secured Parties in writing where all Nuclear Material as of such date is located. The Lessee shall maintain and make available to the Lessor for examination upon reasonable notice complete and adequate records pertaining to receipt, possession, use, location, movement, physical inventories and any other information reasonably requested by the Lessor with respect to the Nuclear Material.

                (d) Additional Lessee Covenants. The Lessee agrees to use every reasonable precaution to prevent loss or damage to the Nuclear Material. All individuals handling or operating Nuclear Material in the possession of the Lessee shall be conclusively presumed not to be agents of the Lessor. The

 Lessee shall cooperate fully with the Lessor and all insurance companies and governmental agencies providing insurance under
 Section 12 hereof in the investigation and defense of any claims or suits arising from the licensing, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, operating, disposing, fabricating and reprocessing of the Nuclear Material. To the extent required by any applicable law or regulation, the Lessee shall attach to the Nuclear Material the form of required notice to protect or disclose the ownership of the Lessor or that the Nuclear Material is leased. So long as no Lease Event of Default shall have occurred and be continuing, the Lessor will assign or otherwise make available to the Lessee all of its rights under any Manufacturer's warranty on Nuclear Material. The Lessee shall pay all costs, expenses, fees and charges, except Acquisition Costs, incurred by the Lessee in connection with the use and operation of the Nuclear Material during the term of the lease of such Nuclear Material. The Lessee hereby assumes all risks of loss or damage of Nuclear Material however caused and shall, at its own expense, keep the Nuclear Material in good operating condition and repair, reasonable wear and tear, obsolescence and exhaustion excepted.

                (e) Assignment by Lessor. Except as otherwise herein provided, the Lessor may not, without the prior written consent of the Lessee, sell, assign, transfer or convey the
 Nuclear Material or any interest therein or in the Lease Agreement, or grant to any party a security interest in, or create a lien or encumbrance upon, all or any part of its right, title and interest in this Lease Agreement and in any Nuclear Material. After receipt by the Lessee of written notice from the Lessor of any assignment by the Lessor of Rents or other sums payable by the Lessee under this Lease Agreement, the Lessee shall make such payments as directed in such notice of assignment, and such payments shall discharge the obligations of the Lessee hereunder to the extent of such payments. The Lessee hereby consents to the security interest and other rights and interests granted to the Secured Parties under the Security Agreement, dated as of the date first above written.

                (f) Liens; Permitted Liens. The Lessee will not directly or indirectly create or permit to be created or to remain and will discharge any Lien with respect to the Nuclear Material or any portion thereof, or upon the Lessee's leasehold interest therein, or upon the Basic Rent, Additional Rent, or any other sum payable under this Lease Agreement, other than Permitted Liens [and other Liens resulting from acts of the Lessor or securing obligations of the Lessor which the Lessee is not obligated to pay or discharge under the terms of this Lease Agreement.]

                (g) Assignment by Lessee. Notwithstanding any provision of this Lease Agreement to the contrary, subject to applicable laws and regulations and so long as no Lease Event of Default shall have occurred and be continuing, the Lessee may sublease the Nuclear Material provided that (i) the Lessee has given prior written notice of such sublease to the Lessor, (ii) such sublease is not inconsistent with, and is expressly subject to, this Lease Agreement and (iii) such sublease does not in any way limit or affect the Lessee's duties and obligations under this Lease Agreement.

                (h) Transfer of Title to Manufacturers. The parties recognize that, during the processing and reprocessing of Nuclear Material before and after its utilization in the Generating Facility for the production of power, the Manufacturer performing services on the Nuclear Material may require that title thereto be transferred to such Manufacturer and/or that the Nuclear Material be commingled with other nuclear material, with an obligation for the Manufacturer, upon completion of the services, to reconvey a specified amount of nuclear material. The standard enrichment contracts of the Department of Energy contain such provisions. Therefore, the parties agree that (i) Nuclear Material may become subject to such a contract provision and that the action contemplated by such a provision may be taken, notwithstanding any provision of this Lease Agreement to the contrary, (ii) as between the Lessor and the Lessee, such Nuclear Material shall be deemed to remain leased under this Lease Agreement while title thereto is in the Manufacturer, and
 (iii) the nuclear material exchanged by the Manufacturer upon completion of its services shall be automatically leased under this Lease Agreement in substitution for the Nuclear Material originally delivered to the Manufacturer.

                (i) Substitution of Nuclear Material. The Lessee shall be permitted to exchange Nuclear Material for other Nuclear Material of equal or greater fair market value provided that the Lessor receives title to such substituted Nuclear Material free and clear of any Lien other than such Liens as may be created by the Security Agreement or permitted under Section 10(h). Any additional costs incurred in order to effect such an exchange shall be paid by the Lessor in accordance with the procedures set forth in Section 6(c) and shall be added to the Acquisition Cost of the Nuclear Material. A supplemental Leasing Record dated the date that the Lessor makes such further payment shall be signed by the Lessor and the Lessee to record the revised Acquisition Cost and shall include a full description of the substituted Nuclear Material, notice of any change in location and such additional details upon which the parties may agree.

                (j) Spent Fuel. Without the consent of the Lessor, the Lessee shall not permit any Nuclear Material, which shall have been removed from a Generating Facility for the purpose of "cooling-off," storage, repair or reprocessing to be removed from the site of the Generating Facility unless (i) the new site of such Nuclear Material is a facility maintaining liability insurance and indemnification fully insuring and indemnifying the Lessor, the Lessee and the Secured Parties under the Atomic Energy Act and any other applicable law, rule or regulation, and (ii) except if the lease term is extended pursuant to the second sentence of Section 8(g), the lease of such Nuclear Material shall, concurrently with its removal from the Generating Facility, be terminated by the Lessee pursuant to the provisions of Section 8 or 18 hereof, as applicable, with the Lessee acquiring the ownership thereof pursuant to Section 8(e), 8(g) or Section 18(c), as applicable.

           11. Permitted Contests. The Lessee at its expense may, in its own name or, if necessary and permitted, in the name of the Lessor (and, if necessary but not so permitted, the Lessee may require the Lessor to) contest after prior notice to the Lessor, by appropriate legal or administrative proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition or Lien therefor, or any Legal Requirements or Insurance Requirements, or any matter underlying Lessee's indemnity obligations under Section 13 hereof, or any other Lien or contract or agreement referred to in Section 10(f) hereof; provided that (i) in the case of an unpaid Imposition or Lien therefor, such proceedings shall suspend the collection of such Imposition or the enforcement of such Lien against the Lessor,
 (ii) neither the Lessee's use of the Nuclear Material or any portion thereof nor the taking of any step necessary or proper with respect to such Nuclear Material in any stage of the Nuclear Material Cycle nor the performance of any other act required to be performed by the Lessee under this Lease Agreement would be enjoined, prevented or otherwise interfered with, (iii) the Lessor would not be subject to any additional civil liability
 (other than interest which the Lessee agrees to pay) or any criminal liability for failure to pay any such Imposition or to comply with any such Legal Requirements or Insurance Requirements or any such other Lien, contract or agreement, and (iv) the Lessee shall have set aside on its books adequate reserves (in accordance with generally accepted accounting principles) and shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by the Lessor. The Lessee will pay, and save the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties harmless against, all losses, judgments, decrees and costs, including attorneys' fees and expenses, in connection with any such contest and will, promptly after the determination of such contest, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interest, costs and expenses incurred in connection with such contest. All rights and indemnification obligations under this Section 11 and each other indemnification obligation in favor of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties under this Lease Agreement shall survive any termination of this Lease Agreement or of the lease of any Nuclear Material hereunder.

           12. Insurance; Compliance with Insurance Requirements. The Lessee shall comply with all Insurance Requirements and with all Legal Requirements pertaining to insurance. Without limiting the foregoing:

                (a)  Liability and Casualty Insurance.  The Lessee
 shall, at its own cost and expense, procure and maintain, or cause to be procured and maintained, liability insurance and indemnification with respect to the Nuclear Material insuring and indemnifying the Lessor, the Owner Trustee, U.S. Trust, the Lessee, and the Secured Parties to the full extent required or available, whichever may be greater, under the Atomic Energy Act or under any other applicable law, rule or regulation. In the event the provisions of the Atomic Energy Act with respect to liability insurance and the indemnification of owners, licensees and operators of Nuclear Material or any other provisions of the Atomic Energy Act which benefit the Lessor, the Owner Trustee, U.S. Trust or the Secured Parties shall change, then the Lessee shall use its best efforts to obtain equivalent insurance and indemnification agreements from the Nuclear Regulatory Commission or from such other public and/or private sources from which such coverage is available. The Lessee shall also, at its own cost and expense, procure and maintain, or cause to be procured and maintained, physical damage insurance with respect to the Nuclear Material insuring the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties against loss or damage to the Nuclear Material in a manner which is consistent at all times with current prudent utility industry practice in the United States; provided, however, that the Lessee shall in any event maintain physical damage insurance coverage for its Three Mile Island Unit 1 nuclear generating station site, including the Nuclear Material, in an amount not less than [$1.11 billion.] Such liability and physical damage insurance and indemnification agreements may be subject to deductible amounts which do not
 exceed  in   the  aggregate   $5,000,000,  and  the   Lessee  may
 self-insure with respect to such liability and physical damage insurance and indemnification agreements to the extent of $5,000,000, provided that such deductible amounts and such self-insurance are permitted under all applicable law, rules and regulations.

                (b) Third Parties; Insurance Requirements. The Lessee shall use its best efforts to provide that the Nuclear Material, while in the possession of third parties, is covered for liability insurance and indemnification to the maximum extent available, and for physical damage insurance in an amount not less than the Stipulated Casualty Value of such Nuclear Material. To the extent that any such third party is maintaining such insurance coverage for the Nuclear Material, the Lessee shall have no obligation to do so under this Lease Agreement.

                (c) Named Insureds; Loss Payees. The Lessee shall provide for the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent to be named additional insureds where possible, and, with respect to physical damage coverage, named loss payees to the full extent of their interests in all insurance policies and indemnification agreements relating to the Nuclear Material required under this Section. All such policies and, where possible, indemnification agreements, shall provide for at least ten (10) days' prior written notice to the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent of any cancellation or material alteration of such policies.

                (d)  Insurance  Certificates.   The  Lessee shall,
 upon request of the Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent, provide the Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent, as the case may be, with copies of the policies or insurance certificates in respect of the insurance procured pursuant to the provisions of this Section and shall advise the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent of all expirations and renewals of policies and all notices issued by the insurers with respect to such policies. Within a six-month period from the execution of this Lease Agreement and at yearly intervals thereafter, the Lessee shall furnish to the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent a certificate as to the insurance coverage provided pursuant to this Section and shall further give notice as to any material change in the nature or availability of such coverage, including any material change whatsoever in the provisions of the Atomic Energy Act or any other applicable law, rule or regulation with respect to liability insurance and indemnification, or, immediately after the Lessee becomes aware, or should reasonably be expected to become aware, of any material change in the application, interpretation or enforcement thereof. The Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent shall be under no duty to examine such insurance policies or indemnification agreements or to advise the Lessee in case the Lessee is not in compliance with any Insurance Requirements.

           13. Indemnity. Without limitation of any other provision of this Lease Agreement, including Section 11, the Lessee agrees to indemnify and hold harmless each of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties and all companies, persons or firms controlling, controlled by, or under common control with any of them and the respective shareholders, directors, officers and employees of the foregoing against any and all claims, demands and liabilities of whatever nature and all costs, losses, damages, obligations, penalties, causes of action, judgments and expenses (including attorneys' fees and expenses) directly or indirectly relating to or in any way arising out of:

                (a) defects in title to Nuclear Material upon acquisition by the Lessor or in ownership of and interest in the Nuclear Material (the term "Nuclear Material" when used in this Section 13 shall include, in addition to all other Nuclear Material, nuclear material the lease of which has been terminated and which is in storage, or is being transported to storage, and which has not been sold or disposed of by the Lessor to the Lessee or to a third party);

                (b) the ownership, licensing, ordering, rejection, use, nonuse, misuse, possession, control, installation, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, operating, disposing, fabricating, channelling, refining, milling, enriching, conversion, cooling, processing, condition, operation, inspection, repair and reprocessing of the Nuclear Material, or resulting from the condition of the environment including the adjoining and/or underlying land, water, buildings, streets or ways, except to the extent that such costs are included in the Acquisition Cost of such Nuclear Material within the limits specified in Section 4 (or within any change of such limits agreed to in writing by the Lessor and the Lessee) and except for any general administrative expenses of the Secured Parties and of their representatives;

                (c) the assertion of any claim or demand based upon any infringement or alleged infringement of any patent or other right, by or in respect of any Nuclear Material; provided, however, that the Lessor shall have made available to the Lessee all of the Lessor's rights under any similar indemnification from the Manufacturer of such Nuclear Material under any Nuclear Material Contract;

                (d) all federal, state, county, municipal, foreign or other fees and taxes of whatever nature including, but not limited to, license, qualification, franchise, sales, use, business, gross receipts, ad valorem, property, excise, and occupation fees and taxes and penalties and interest thereon, whether assessed, levied against or payable by the Lessor or any Secured Party or to which the Lessor or any Secured Party is subject with respect to the Nuclear Material or the Lessor's or any Secured Party's ownership thereof or interest therein or the licensing, ordering, ownership, use, possession, control, acquisition, storage, containerization, transportation, blending, milling, enriching, transfer, consumption, leasing, insuring, operating, disposing, fabricating, channelling, refining, conversion, cooling and reprocessing of Nuclear Material or measured in any way by the value thereof or by the business of investment in, financing of or ownership by the Lessor or any Secured Party with respect thereto; provided, however, that the Lessee shall not be obligated to indemnify any Secured Party for any taxes, whether federal, state or local, based on or measured by net income of any Secured Party where taxable income is computed in substantially the same manner as taxable income is computed under the Code;

                (e) any injury to or disease, sickness or death of persons or loss of or damage to property occurring through or resulting from any Nuclear Incident involving or connected in any way with the Nuclear Material or any portion thereof;

                (f) any violation, or alleged violation, of this Lease Agreement by the Lessee or of any contracts or agreements to which the Lessee is a party or by which it is bound or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection, of any governmental or public body or authority and all other requirements having the force of law applicable at any time to the Nuclear Material or any action or transaction by the Lessee with respect thereto or pursuant to this Lease Agreement;

                (g) performance of any labor or service or the furnishing of any materials in respect of the Nuclear Material or any portion thereof, except to the extent that such costs are included in the Acquisition Cost of such Nuclear Material within the limits specified in Section 4 (or within any change of such limits agreed to in writing by the Lessor and the Lessee); or

                (h) liabilities based upon a theory of strict liability in tort, negligence or willful acts to the extent that such liabilities relate to the Nuclear Material or any action or transaction with respect thereto or pursuant to this Lease Agreement.

 The Lessee shall, upon demand, reimburse the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties, as the case may be, for any sum or sums expended with respect to any of the foregoing or advance such amount, upon request by the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or such other party for payment thereof. With respect solely to the Lessor, the amount of any payment obligation of the Lessee under this Section 13 shall be determined on a net, after-tax basis, taking into account any tax benefit to the Lessor. Notwithstanding the foregoing, the Lessee shall not indemnify or hold harmless the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties for (i) any claims, demands, liabilities, costs or expenses which arise, result from or relate to obligations of such party as an insurer under contracts or agreements of insurance or reinsurance or (ii) any liability arising from the willful misconduct or gross negligence of the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties; provided, however, that the Lessee shall in any event indemnify and hold harmless the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties and other indemnified parties for that part of any such liability to which the Lessee has contributed. Without limiting any of the foregoing provisions of this Section 13, to the extent that the Lessee in fact indemnifies the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or such other party under this indemnity provision, the Lessee shall be subrogated to the rights of the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties and such other party in the affected transaction and shall have a right to determine the settlement of claims with respect to such transaction, provided that any such rights to which the Lessee shall be subrogated shall be subordinate and subject in right of payment to the prior payment in full of all liabilities to the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties of the person or entity in respect of which such rights exist. The Lessor shall claim, on a timely basis, any refund to which it may be entitled with respect to any fees or taxes for which the Lessor has sought indemnification from the Lessee under Section

 13(d), shall take all steps necessary to prosecute diligently such claim and shall pay over to the Lessee any refund (together with any interest received thereon) recovered by the Lessor with respect to such fees or taxes as soon as practicable following receipt thereof, provided that the Lessee shall have previously indemnified the Lessor with respect to such fees or taxes. The Owner Trustee, U.S. Trust and the Secured Parties, at the expense of the Lessee, (i) shall cooperate with the Lessee in such manner as the Lessee shall reasonably request in order to claim, on a timely basis, any refund to which the Owner Trustee, U.S. Trust or the Secured Parties may be entitled with respect to any fees or taxes for which the Lessee has indemnified the Owner Trustee, U.S. Trust or any Secured Party or for which the Lessee has an obligation to indemnify the Owner Trustee, U.S. Trust or the Secured Parties under Section 13(d) (provided that the Lessee is not in default of such obligation) if such cooperation is necessary in order to claim such refund, (ii) shall take all steps which the Lessee shall reasonably request which are necessary to prosecute such claim, and (iii) shall pay over to the Lessee any refund (together with any interest received thereon) recovered by the Owner Trustee, U.S. Trust or any Secured Party with respect to such fees or taxes as soon as practicable following receipt thereof, provided that the Lessee shall have previously indemnified the Owner Trustee, U.S. Trust or such Secured Party with respect to such fees or taxes. All rights and indemnification obligations under this Section 13, and each other indemnification obligation in favor of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties under this Agreement, shall survive any termination of this Lease Agreement or of the lease of any Nuclear Material hereunder.

           14.  Casualty and  Other Events.    Upon the occurrence
 of any one or more of the following events:

                (a) the loss, destruction or damage beyond repair of any Nuclear Material, or

                (b) the commandeering, condemnation, attachment or loss of use to the Lessee of any Nuclear Material by reason of the act of any third party or governmental instrumentality or the deprivation or loss of use to the Lessee of any Nuclear Material for any other reason, other than by reason of a Lease Event of Default, for a period exceeding ninety (90) days; or

                (c) a determination by the Lessee in its sole discretion that any Nuclear Material is no longer useful to the Lessee, provided, however, that (i) no Lease Event of Default has occurred and is continuing, and (ii) no such determination may be made by the Lessee with respect to any Nuclear Material prior to [November 1, 1998];

           Then, in any such case, the Lessee promptly shall give written notice to the Lessor and the Secured Parties of any such event, and upon the earlier of (i) ten (10) days following receipt of any insurance or other proceeds paid with respect to the foregoing or (ii) one hundred and twenty (120) days after the occurrence of any such event, the Lessee shall pay to the Lessor an amount equal to the then Stipulated Casualty Value of such Nuclear Material, together with any Basic Rent and Additional Rent then due with respect to such Nuclear Material. The lease of such Nuclear Material hereunder and the obligation of the Lessee to pay Basic Rent and Additional Rent with respect to such Nuclear Material shall continue until the day on which the Lessor receives payment of such Stipulated Casualty Value, Basic Rent and Additional Rent. Upon the giving of written notice of the occurrence of such an event, the Lessee shall promptly use its best efforts to sell, or, if no sale is possible, to otherwise convey, on behalf of the Lessor, ownership of such Nuclear Material to a third party not disqualified by any applicable statute, law, regulation or agreement from acquiring such Nuclear Material, and the Lessor shall furnish title papers as may be necessary to effect such sale or conveyance on an as-is, where-is, non-installment, cash sale basis without recourse to or warranty or agreement of any kind by the Lessor. Any such sale or conveyance shall be effected on or before the date one hundred and twenty (120) days after the date of the occurrence of such event. The proceeds of such sale or conveyance shall be paid to the Lessor, and any amount so paid shall constitute a credit against the amount of the Stipulated Casualty Value payable by the Lessee under this Section 14.

           15. Nuclear Material to Remain Personal Property. It is expressly understood and agreed that the Nuclear Material shall be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty and notwithstanding any law or custom or the provisions of any lease, mortgage or other instrument applicable to any such realty. The Lessee agrees to indemnify the Lessor and the Secured Parties against, and to hold the Lessor and the Secured Parties harmless from, all losses, costs and expenses (including reasonable attorneys' fees and expenses) resulting from any of the Nuclear Material becoming part of any realty. Upon termination of the lease of any Nuclear Material, any costs of removal, transportation, storage and delivery of such Nuclear Material shall be paid by the Lessee. The Lessor and the Secured Parties shall not be liable for any physical damage caused to any realty or any building by reason of the removal of the Nuclear Material therefrom.

           16. Events of Default. (a) Each of the following events of default by the Lessee shall constitute a "Lease Event of Default" and give rise to the rights on the part of the Lessor described in Section 17 hereof:

                  (i) Default in the payment of Basic Rent or Additional Rent, if any, on the date on which such payment is due and the continuance of such default for five (5) days;

                 (ii)     Default  in  the payment  of Termination
      Rent;

                (iii)     The  Lessee  shall   fail  to   maintain
      liability and casualty insurance pursuant to its obligations under Section 12(a) of this Lease Agreement;

                 (iv) The Lessee shall fail to perform its obligations to purchase Nuclear Material pursuant to Section 8(e) of this Lease Agreement;

                  (v) Any representation or warranty or statement made by the Lessee (or any of its officers) herein or in connection with this Lease Agreement shall prove to be incorrect or misleading in any material respect when made;

                 (vi) Default in the payment or performance of any other material liability or obligation or covenant of the Lessee to the Lessor, and the continuance of such default for thirty (30) days after written notice to the Lessee sent by registered or certified mail;

                (vii) The Lessee suspends or discontinues its business operations or becomes insolvent (however such insolvency may be evidenced) or admits insolvency or bankruptcy or its inability to pay its debts as they mature, makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver for the Lessee or for the major part of its property;

               (viii) The institution of bankruptcy, reorganization, liquidation or receivership proceedings for relief under any bankruptcy law or similar law for the relief of debtors by or against the Lessee and, if instituted against the Lessee, its consent thereto or the pendency of such proceedings for sixty (60) days;

                 (ix) An event of default (the effect of which is to permit the holder or holders of any instrument, or the trustee or agent on behalf of such holder or holders, to cause the indebtedness evidenced by such instrument to become due prior to its stated maturity) shall occur under the provisions of any instrument evidencing indebtedness for borrowed money of the Lessee in a principal amount equal to at least $20,000,000 or if any obligation of the Lessee for the payment of such indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due and is not paid within the applicable cure period, if any, provided for the payment of such indebtedness under such instrument;

                  (x) An event of default shall occur under the provisions of any Basic Document and such default shall have continued beyond any applicable cure period.

                 (xi) A final judgment in an amount in excess of $20,000,000 is rendered against the Lessee, and within thirty (30) days after the entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within thirty (30) days after the expiration of any such stay, such judgment is not discharged; or

                (xii) Other than pursuant to a condemnation proceeding, any court, governmental officer or agency shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of the Lessee.


           17.  Rights  of the Lessor Upon Default of the Lessee.
 Upon the occurrence of any Lease Event of Default, the Lessor may, in its discretion, and shall, at the direction of the Secured Parties, do one or more of the following:

                (a) Terminate the lease term of any or all Nuclear Material upon five (5) days written notice to the Lessee sent by registered or certified mail;

                (b) Whether or not any lease of any Nuclear Material is terminated, and, subject to any applicable law or regulation, take immediate possession of any or all Nuclear Material or cause such Nuclear Material to be taken from the possession of the Lessee, and/or take immediate possession of and remove other property of the Lessor in the possession of the Lessee, wherever situated and for such purpose enter upon any premises without liability for so doing or require the Lessee, at the Lessee's expense, to deliver the Nuclear Material, properly containerized and insulated for shipping to the Lessor or to such other person as the Lessor may designate, in which case the risk of loss shall be upon the Lessee until such delivery is made;

                (c) Whether or not any action has been taken under (a) or (b) above, and subject to any applicable law or regulation, sell any Nuclear Material (with or without the concurrence and whether or not at the request of the Lessee) at public or private sale, and the Lessee shall be liable for and shall promptly pay to the Lessor all unpaid Rent to the date of receipt by the Lessor of the proceeds of such sale plus any deficiency between the net proceeds of such sale and the Stipulated Casualty Value of such Nuclear Material at the time of such payment by the Lessee; provided, however, that any proceeds of such sale in excess of the sum of such unpaid Rent, the Stipulated Casualty Value of such Nuclear Material and all other amounts payable by the Lessee under this Section 17 shall be received for the benefit of, and shall be paid over to the Lessee, as soon as practicable after receipt thereof;

                (d) Subject to any applicable law or regulation, sell in a commercially reasonable manner, dispose of, hold, use, operate, remove, lease or keep idle any Nuclear Material as the

 Lessor in its sole discretion may determine, without any obligation to account to the Lessee with respect to such action or inaction or for any proceeds thereof, except that the net proceeds of any such selling, disposing of, holding, using, operating or leasing shall be credited by the Lessor against any Rent accruing after the Lessor shall have declared this Lease
 Agreement as to any or all of the Nuclear Material to be in default pursuant to this Section; provided, however, that any net proceeds of any such selling, disposing of, holding, using, operating or leasing in excess of the sum of any such accrued Rent and all other amounts payable by the Lessee under this
 Section 17 shall be received for the benefit of, and shall be paid over to the Lessee, as soon as practicable after receipt thereof;

                (e)  Terminate this  Lease Agreement as  to any or
 all of the Nuclear Material or exercise any other right or remedy which may be available under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof. If the Lessee fails to deliver, promptly after written request, the Nuclear Material pursuant to (b), above, subject to reasonable wear and tear, obsolescence and exhaustion, in good operating condition and repair, or converts or destroys any Nuclear Material, the Lessee shall be liable to the Lessor for all Rent then due and payable on the Nuclear Material, all other amounts then due and payable under this Lease Agreement, the then Stipulated Casualty Value of such Nuclear Material, plus any loss, damage and expense (including without limitation reasonable attorneys' fees and expenses) sustained by the Lessor by reason of such Lease Event of Default and the exercise of the Lessor's remedies with respect thereto, including any costs incurred under the Credit Agreement and the Security Agreement, and any other amounts owed to the Secured Parties with respect to the Notes. If, upon the occurrence of a Lease Event of Default, the Lessee delivers Nuclear Material to the Lessor or to such other person as the Lessor may designate, or if the Lessor repossesses or causes Nuclear Material to be repossessed on its behalf, the Lessee shall be liable for and the Lessor may recover from the Lessee all Rent on the Nuclear Material due and payable to the date of such delivery or repossession, all other amounts due and payable under this Lease Agreement, plus any loss, damage and expense (including without limitation reasonable attorneys' fees and expenses) sustained by the Lessor by reason of such Lease Event of Default and the exercise of the Lessor's remedies with respect thereto. No remedy referred to in this Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity and the exercise in whole or in part by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No waiver by the Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

           18.  Termination After Certain Events.

                (a) This Lease Agreement may terminate as provided in Section 18(a) below prior to the expiration of its term in connection with any of the following "Terminating Events":

                  (i) The Lessor shall have given notice that the Lessor is not satisfied with any change in the insurers, coverage, amount or terms of any insurance policy or indemnity agreement required to be obtained and maintained by the Lessee pursuant to Section 12;

                 (ii) There shall occur the revocation or material adverse modification of any authorization, consent, exemption or approval theretofore obtained from any regulatory body or governmental authority necessary for the carrying out of the intent and purposes of this Lease Agreement or the actions or transactions contemplated hereby, and the effectiveness of any such revocation or material adverse modification shall not be stayed pending any appeal thereof;

                (iii) A Nuclear Incident involving or connected in any way with the Nuclear Material shall have occurred, and the Lessor shall have given notice to the Lessee that the Lessor believes such Nuclear Incident may give rise to an aggregate liability, or to damage, destruction or personal injury in excess of $20,000,000;

                 (iv)     There  shall have occurred a Deemed Loss
      Event;

                  (v) Any change in, or new interpretation by a governmental authority having jurisdiction relating to, the Price-Anderson Act, as amended, or the Atomic Energy Act, or the regulations of the Nuclear Regulatory Commission thereunder, in each case as in effect on the date of this Lease Agreement, shall have been adopted, and the Lessor shall have given notice to the Lessee that, in the opinion of independent counsel selected by the Lessor and reasonably satisfactory to the Lessee and the Secured Parties as a result of such change or new interpretation the Lessor is prohibited from asserting any material right, protection or defense available under applicable law as of the date of this Lease Agreement with respect to civil or criminal actions brought in connection with a Nuclear Incident;

                 (vi) Any law or regulation or interpretation (judicial, regulatory or otherwise) of any law or regulation shall be adopted or enforced by any Court or governmental authority, and as a result of such adoption or enforcement, approval of the transactions contemplated by this Lease Agreement shall be required and shall not have been obtained within any applicable grace period after such adoption or enforcement or as a result of which adoption or enforcement this Lease Agreement or any transaction contemplated hereby, including any payments to be made by the Lessee or the ownership of the Nuclear Material by the Lessor, shall be or become unlawful, or the performance of this Lease Agreement shall be rendered impracticable in any material way; or

                (vii) Any governmental licenses, approvals or consents with respect to the Generating Facility, without which the Generating Facility cannot continue to operate, shall have been revoked and the Lessee shall not have, in good faith, within one hundred and eighty (180) days of such revocation, represented in writing to the Lessor that the Lessee has made a good faith determination that such Generating Facility will return to operation within twenty-four (24) months of such revocation, or for any other reason the Generating Facility shall cease to be operated for a period of twenty-four (24) consecutive months.

                (b) Upon the happening of any of the Terminating Events listed in Section 18(a), Lessor and/or the Secured Parties may, at their option, terminate this Lease Agreement, such termination to be effective upon delivery of the Notice contemplated by paragraph (d)(ii) below, except with respect to obligations and liabilities of the Lessee, actual or contingent, which arose under the Lease Agreement on or prior to the date of termination and except for the Lessee's obligations set forth in Sections 10, 12 and 13, and in this Section 18, all of which obligations will continue until the delivery of documentation by the Lessor and the payment by the Lessee provided for below, and except that after such delivery and payment, the Lessee's obligations under Section 13 shall continue as therein set forth as shall all of Lessee's indemnification obligations set forth in other sections of this Lease Agreement.

                (c) Upon any such termination, the entire interest of the Lessor in the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] shall automatically transfer to and be vested in the Lessee, without the necessity of any action by either the Lessor or the Lessee, provided, however, that if the Lessor shall have theretofore approved in writing such Person and the terms of such transfer, the entire interest of the Lessor in such Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] shall, upon such termination, automatically transfer to and be vested in any Person designated by the Lessee.

                (d) (i) Promptly after either party shall learn of the happening of any Terminating Event, such party shall give notice of the same to the other party and to the Secured Parties.

                     (ii) If the Lessor and/or Secured Parties elect to terminate the Lease Agreement, they shall give notice to the Lessee and the Secured Parties or the Lessor, as the case may be, which notice shall (x) acknowledge that the Lease Agreement has terminated, subject to the continuing obligations of the Lessee mentioned above, and that title to and ownership of such Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] has transferred to and vested in the Lessee or such other Person, and (y) specify a Termination Settlement Date occurring one hundred and fifty (150) days after the giving of such notice . After such termination of this Lease Agreement and until such Termination Settlement Date, the Lessee shall continue to pay Basic Rent and Additional Rent. On such Termination Settlement Date, the Lessee shall be obligated to pay to the Lessor as the purchase price for the Nuclear Material an amount equal to the sum of (x) Stipulated Casualty Value of the Nuclear Material as of the Termination Settlement Date and (y) the Termination Rent on the Termination Settlement Date. The Lessor shall be obligated to deliver to the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, on an as-is, where-is, non-installment, cash sale basis, without recourse to or warranty or agreement of any kind by the Lessor acknowledging the transfer and vesting of title and ownership of the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee], [in accordance with paragraph (c) above and confirming that upon payment by the Lessee of the amounts set forth in the immediately preceding sentence, the Nuclear Material is] free and clear of the Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, [including, without limitation, UCC-3 termination statements (but only if the Secured Parties are obligated to release such Liens in accordance with Section ___ of the Security Agreement)].

           19. Investment Tax Credit. To the extent that the Lessee determines the Nuclear Material is or becomes eligible for any investment or similar credit under the Code as now or hereafter in effect, the Lessee shall request in writing that the Lessor elect to treat the Lessee as having acquired such Nuclear Material, and, if permitted to do so under the Code and under any other applicable law, rule or regulation, the Lessor, pursuant to such request of the Lessee, shall provide the Lessee with an appropriate investment credit election and the Lessee shall consent to such election. A condition to the Lessor's making such election will be the provision by the Lessee of a report or statement with respect to all Nuclear Material as to which the investment credit election is applicable. Such report or statement shall contain such information and be in such form as may be required for Internal Revenue Service reporting purposes. The Lessee shall indemnify and hold harmless the Lessor and any affiliates with respect to any adverse tax consequence, other than the loss of the credit, which may result from such election including, but not limited to, any increase in the Lessor's income taxes due to any required reduction of the Lessor's tax basis below the Lessor's cost of the Nuclear Material, and the Lessee agrees to pay to or on behalf of the Lessor, or otherwise make available to the Lessor, funds sufficient to put the Lessor in the same after-tax position (other than by reason of the loss of the investment credit) the Lessor would have been in if such election had not been made.

           20.  Certificates; Information; Financial Statements.

                (a) The Lessee will from time to time deliver to the Lessor and the Secured Parties, promptly upon reasonable request (i) a statement executed by any Vice President of the Lessee, certifying the dates to which the sums payable hereunder have been paid, that this Lease Agreement is unmodified and in full effect (or, if there have been modifications, that this Lease Agreement is in full effect as modified, and identifying such modifications) and that no Lease Event of Default or Terminating Event has occurred and is continuing (or specifying the nature and period of existence of any thereof and what action the Lessee is taking or proposes to take with respect thereto),
 (ii) such information with respect to the Nuclear Material as the Lessor or the Secured Parties may reasonably request, and (iii) such information with respect to the Lessee's operations, business, property, assets, financial condition or litigation as the Lessor or any assignee of the Lessor or the Secured Parties may reasonably request.

                (b) the Lessee will deliver to the Lessor and the Secured Parties:

                  (i) Quarterly Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each fiscal quarter (other than the last fiscal quarter in each fiscal year), three (3) copies of a balance sheet of the Lessee (consolidated and consolidating if the Lessee has any subsidiaries) as of the end of such quarter and of statements of income and cash flows of the Lessee (consolidated and consolidating if the Lessee has any subsidiaries) for such quarter, setting forth in each case corresponding figures in comparative form for the corresponding period of the preceding fiscal year, each certified as true and correct by the chief accounting officer thereof; provided, however, that delivery pursuant to clause (iii) below of copies of the Lessee's Quarterly Report on Form 10-Q for such quarter containing such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

                 (ii) Annual Financial Statements. As soon as practicable and in any event within one hundred and twenty
      (120) days after the end of each fiscal year, three (3) copies of an annual report of the Lessee consisting of its financial statements, including a balance sheet as of the end of such fiscal year (consolidated and consolidating if the Lessee has any subsidiaries) and statements of income and cash flows for the year then ended (consolidated and consolidating if the Lessee has any subsidiaries), setting forth corresponding figures in comparative form for the preceding fiscal year, with all notes thereto, all in reasonable detail and certified by independent public accountants of recognized standing selected by the Lessee (only with respect to the consolidated financial statements, if applicable); provided, however, that delivery pursuant to clause (iii) below of copies of the Lessee's Annual Report on Form 10-K for such fiscal year containing such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause
      (ii); and

                (iii) SEC Reports, etc. With reasonable promptness, copies of all notices, reports or materials filed by the Lessee with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission) under the Securities Act of 1933, as amended, other than Registration Statements on Form S-8 or any amendments thereto, or the Securities Exchange Act of 1934, as amended, other than Annual Reports on Form 10-K, and including without limitation, all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

 Together with each delivery of financial statements required by clause (b)(i) above, the Lessee will deliver to the Lessor and the Secured Parties an Officer's Certificate stating that the Lessee is in compliance with the terms of this Lease Agreement and stating that there exists no Lease Event of Default, or Terminating Event or, if any Lease Event of Default, or Terminating Event exists, specifying the nature and period of existence thereof and what action the Lessee proposes to take with respect thereto. The Lessee also covenants that promptly upon the obtaining of knowledge of a Lease Event of Default by the chief executive officer, principal financial officer or principal accounting officer of the Lessee, it will deliver to the Lessor and the Secured Parties an Officer's Certificate specifying the nature and period of existence thereof and what action the Lessee proposes to take with respect thereto.

           21. Obligation of the Lessee to Pay Rent. The Lessee's obligation to pay, as the same becomes due, Basic Rent, Additional Rent, Termination Rent, and all other amounts payable hereunder shall, subject to the covenant of the Lessor contained in Section 3 hereof, be absolute and unconditional and shall not be affected by any circumstance, including, without limitation,
 (i) any setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the Lessor or anyone else for any reason whatsoever, (ii) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any Nuclear Material, or (iii) any interruption or cessation in the use or possession of any Nuclear Material by the Lessee for any reason whatsoever; [provided, however, that if an interruption or cessation in the Lessee's use or possession of any Nuclear Material is caused by any attachment or similar act by or on behalf of any creditor of the Lessor and is not attributable to any failure by the Lessee to perform its obligations under this Lease Agreement, then the Lessee's obligation to pay any of the foregoing amounts with respect to such Nuclear Material shall be appropriately reduced for the period of such interruption or cessation.] The Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease Agreement except in accordance with its express terms. Each payment of Rent and each other payment made by the Lessee shall be final, and the Lessee will not seek to recover all or any part of such payment from the Lessor for any reason whatsoever.

           22.  Miscellaneous.

                (a) Successors and Assigns. This Lease Agreement shall be binding upon the Lessee and the Lessor and their respective successors and assigns and shall inure to the benefit of the Lessee and the Lessor and their respective successors and assigns.

                (b) Waiver. Neither party shall by act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder unless such waiver is given in writing. A waiver on one occasion shall not be construed as a waiver on any other occasion.
                (c) Entire Agreement. This Lease Agreement, together with the written instruments provided for or contemplated hereby, the other Basic Documents and other written agreements between the parties dated as of the date hereof, constitute the entire agreement between the parties with respect to the leasing of Nuclear Material, and no representations, warranties, promises, guaranties or agreements, oral or written, express or implied, have been made by either party or by any one else with respect to this Lease Agreement or the Nuclear Material, except as may be expressly provided for herein or therein. Any change or modification of this Lease Agreement must be in writing and duly executed by the parties.

                (d) Descriptive Headings. The captions in this Lease Agreement are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions.

                (e)  Severability.   Any  provision of  this Lease
 Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the

 Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                (f) Governing Law. This Lease Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New Jersey.

           IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                    TMI-1 FUEL CORP.
                                      Lessor
 ATTEST

                                    By:
 (Assistant) Secretary

                                    JERSEY  CENTRAL POWER  & LIGHT
                                    COMPANY
                                      Lessee
 ATTEST

                                    By:
 (Assistant) Secretary

 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of Jersey Central Power & Light Company and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.



                                    Notary Public

 My commission Expires:



 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of Jersey Central Power & Light Company and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.



                                    Notary Public

 My commission Expires:

                            ATTACHMENTS


 Appendix A          --        Definitions

 Schedule 4          --        Nuclear Material or  Spent Fuel  to
                               be Conveyed to the Lessee

 Schedule A          --        Nuclear Material Description

 Exhibit A           --        Form of Interim Leasing Record

 Exhibit B           --        Form of Final Leasing Record

 Exhibit C           --        Nuclear Material Contracts

 Exhibit D           --        Form  of  Assignment Agreement  and
                               Consent

 Exhibit E           --        Form of Lessor's Bill of Sale

 Exhibit F           --        Form   of   Rent   Due    and   SCV
                               Confirmation Schedule

                             APPENDIX A

                            DEFINITIONS

           As used in the Basic Documents (as defined below), the following terms shall have the following meanings (such definitions to be applicable to both singular and plural forms of the terms defined), except as otherwise specifically defined therein:

           "Acquisition Cost" means the purchase price of any Nuclear Material, any progress payments made thereon, costs of milling, conversion, enrichment, fabrication, installation, delivery, redelivery, containerization, storage, reprocessing, any other costs incurred by the Company in acquiring the Nuclear Material (less any discounts or credits actually utilized by the Company), plus in any case (i) any allowance for funds used during construction (including any income tax component associated with such allowance) with respect to Nuclear Material purchased by the Company, (ii) at the option of the Lessee, any Rent relating to costs incurred in the ordinary course of operations but excluding Rent relating to extraordinary costs, including without limitation, indemnification payments, payable by the lessee to the Company with respect to any Nuclear Material prior to the installation of such Nuclear Material for operation in the Generating Facility, (iii) any sales, excise or other taxes or charges payable by the Company with respect to any such payment for such Nuclear Material, (iv) at the option of the Lessee, any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Leasing Record, but excluding any interest charges or penalties for late payment by the Company of the purchase price or any portion thereof, if such late payment results from the negligence of the Company, (v) such other costs with respect to any Nuclear Material as may be agreed by the Company and the Lessee and approved by the [Administrative Agent], in each case in writing, and, in the case of any Nuclear Material removed from the Generating Facility for the purpose of "cooling off' and repair or reprocessing, shall include the Stipulated Casualty Value thereof at the time of such removal, if any, and (vi) at the option of the Lessee, any Financing Costs. Any amount realized by the Company from the disposition of the by-products (including, but not limited to, plutonium) of Nuclear Material specified in a Leasing Record during the repair or reprocessing of such Nuclear Material while leased hereunder shall be credited against the Acquisition Cost of such Nuclear Material.

           "Additional Rent" shall mean all legal, accounting, administrative and other operating expenses and taxes incurred by the Company to the extent not paid as part of Basic Rent (including, without limitation, any Cancellation Fees and all other liabilities incurred or owed by the Company pursuant to the Basic Documents) and all amounts (other than Basic Rent) that the Lessee agrees to pay under the Lease Agreement (including, without limitation, indemnification payable under the Lease Agreement, general and administrative expenses of the Company, and, to the extent not included in Acquisition Cost, Financing Costs) and interest at the rate incurred by the Company or any Secured Party as a result of any delay in payment by the Lessee to meet obligations that would have been satisfied out of prompt payment by the Lessee, and the amount of any and all other costs, losses, damages, interest, taxes, deficiencies, liabilities, obligations, actions, judgments, suits, claims, fees (including, without limitation, attorneys' fees and disbursements) and expenses, of every kind, nature, character and description, direct or indirect, that may be imposed on or incurred by the Company as a result of, arising from or relating to, in any manner whatsoever, one or more Basic Documents, or any other document referred to therein, or the transactions contemplated thereby or the enforcement thereof. For purposes of calculating the interest incurred by the Company or any Secured Party as a result of any such delay, it shall be assumed that the Company or any Secured Party, as applicable, incurred interest at the Credit Agreement Default Rate.

           "Administrative Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, the term "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           "Aggregate Monthly Rent Component" shall mean the sum of the Monthly Rent Components for all items of Nuclear Material which are installed in the Generating Facility during the relevant period.

           "Arranging Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Assigned Agreement" means a Nuclear Material Contract which has been assigned to the Company in the manner specified in
 Section 5 of the Lease Agreement pursuant to a duly executed and delivered Assignment Agreement. The term Assigned Agreement shall include a Partially Assigned Agreement.

           "Assignment Agreement" means an assignment agreement substantially in the form of Exhibit D to the Lease Agreement.

           "Atomic Energy Act" means the Atomic Energy Act of 1954, as from time to time amended.

           "Banks" shall have  the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

           "Basic Documents" means the Lease Agreement, the Credit Agreement, the Security Agreement, the Commercial Paper, the Letter of Credit, the Notes, the Letter Agreement, the Dealer Agreements, the Assigned Agreements, the Assignment Agreements, the Trust Agreement, the Depositary Agreement, each Bill of Sale, each Leasing Record, each SCV Confirmation Schedule, and other agreements related or incidental thereto which are identified in writing by the Company, the Lessee and the Secured Parties as one of the "Basic Documents," in each case, as such documents may be amended from time to time.

           "Basic Rent" means, for any Basic Rent Period, the sum of (a) that portion of the Monthly Financing Charge not allocated to Acquisition Cost pursuant to the Lease Agreement plus (b) the Aggregate Monthly Rent Component as shown on a Rent Due and SCV Confirmation Schedule for such Basic Rent Period.

           "Basic Rent Payment Date" means, for any Basic Rent Period, the last day of the calendar month of such Basic Rent Period.

           "Basic Rent Period" means each calendar month or portion thereof commencing on, in the case of the first such period, the effective date of the Lease Agreement, and in the case of each succeeding period, the first day following the immediately preceding Basic Rent Period, and ending on the earliest of (i) the last day of any calendar month or (ii) the Termination Settlement Date.

           "BTU Charge" means the dollar amount set forth in the BTU Charge Agreement which is used to calculate the Monthly Rent Component. The BTU Charge initially set forth for any Nuclear Material in any Final Leasing Record shall be the amount agreed upon by the Lessor and the Lessee as set forth in Attachment 1 to Exhibit B to the Lease Agreement based upon the reasonably anticipated operating life, BTU output, and utilization of such Nuclear Material.

           "BTU Charge Agreement" shall mean an agreement in the form of Attachment 1 to Exhibit B to the Lease Agreement with respect to any Nuclear Material executed by the Lessor and the Lessee on or prior to the date of the Final Leasing Record covering such Nuclear Material.

           "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York City are authorized by law to close.

           "Capitalized Lease" means any and all lease obligations which are or should be capitalized on the balance sheet of the Person in question in accordance with generally accepted accounting principles and Statement No. 13 of the Financial Accounting Standards Board or any successor to such pronouncement regarding lease accounting, without regard for the accounting treatment permitted or required under any applicable state or federal public utility regulatory accounting system, unless such treatment controls the determination of the generally accepted accounting principles applicable to such Person.

           "Cash Collateral" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Closing," means [November ___], 1995.

           "Code" means the Internal Revenue Code of 1986, as from time to time amended.

           "Collateral" has the meaning set forth in the granting clauses of the Security Agreement and includes all property of the Company described in the Security Agreement as comprising part of the Collateral.

           "Collateral Agent" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Collateral Agreements" means, collectively, the Security Agreement, all Assignment Agreements, and any other assignment, security agreement or instrument executed and delivered to the Secured Parties hereafter relating to property of the Company which is security for the Notes and the Letter of Credit.

           ["Collateral Equivalence Test" shall have the meaning specified therefor in Section 6.01(r) of the Credit Agreement.]

           "Collected Funds" means funds which are immediately available to the Secured Parties, as the Lessor's assignees, for its use in New York, New York.

           "Commercial Paper" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Commercial Paper Discount" shall mean, at any time, amounts payable by the Company in respect of the Face Amount of Commercial Paper outstanding in excess of the Acquisition Cost together with any Cash Collateral reduced by the aggregate total amount, if any, of (i) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (ii) any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Leasing Record ("Excess Face Amount"); provided, however, that any such Excess Face Amount shall not exceed the additional Face Amount of Commercial Paper necessary to be issued by the Company at a discount to face value to purchasers thereof in the commercial paper market in order to obtain proceeds in an amount equal to the Acquisition Cost reduced by the aggregate total amount, if any, of (a) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (b) any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Lease Record, together with any Cash Collateral. Amounts payable in respect of Commercial Paper Discount during any calendar month or portion thereof shall be paid on the first Business Day of the next succeeding month in which such amounts are incurred.

           ["Commitment" shall mean the commitment of a Bank to make Loans or for the Issuing Bank to issue its Letter of Credit from time to time under the Credit Agreement.]

           "Company" means the TMI-1 Fuel Corp., a Delaware corporation.

           "Consents and Agreements" means the agreements, each substantially in the form attached as Exhibit 2 to Exhibit D to the Lease Agreement, between the Lessee and the various contractors under the Nuclear Material Contracts, with such changes to Exhibit 2 to Exhibit D as the Secured Parties may consent to in writing, which consent shall not be unreasonably withheld.

           "Controlled Group" means a controlled group of corporations of which the Company is a member within the meaning of Section 414(b) of the Code, any group of corporations or entities under common control with the Company within the meaning of Section 414(c) of the Code or any affiliated service group of which the Company is a member within the meaning of Section 414(m) of the Code.

           "Credit Agreement" means the Credit Agreement dated as of November [__], 1995 among TMI-1 Fuel Corp., Union Bank of Switzerland, New York Branch, as Arranging Agent, Union Bank of Switzerland, New York Branch, as Issuing Bank, the Banks Party thereto and Union Bank of Switzerland, New York Bank, as Administrative Agent.

           "Credit Agreement Default" means an event which would, with the lapse of time or the giving of notice or both, constitute a Credit Agreement Event of Default.

           "Credit Agreement Event of Default" means any one or more of the events specified in Section 10.01 of the Credit Agreement.

           "Deemed Loss Event" means the following event: if at any time during the term of the Lease Agreement, (A) the Company, by reason solely of the ownership of the Nuclear Material or any part thereof or the lease of the Nuclear Material to the Lessee under the Lease Agreement, or the Company or any Secured Party, by reason solely of any other transaction contemplated by the Lease Agreement or any of the other Basic Documents, shall be deemed, by any governmental authority having jurisdiction, to be, or to be subject to regulation as an "electric utility" or a

 "public utility" or a "public utility holding company" or similar type of entity, under any applicable law or deemed a "public utility company" or a "subsidiary company" or a "holding company" within the meaning of the Public Utility Holding Company Act, (B) the Public Utility Holding Company Act shall be amended, applied, or interpreted in a manner, or any rules or regulations shall be adopted under the Public Utility Holding Company Act of 1935, which adversely affect the legality, validity and enforceability of the lease obligations of the Company and the Lessee under the Lease Agreement, or (C) either the Company or any of the Secured Parties, by reason solely of being a party to the Basic Documents, shall be required to obtain any consent, order or approval of, or to make any filing or registration with, or to give any notice to, any governmental authority, or be subject to any liabilities, duties or obligations under the Public Utility Holding Company Act, other than the filing by the Company of a certificate on Form U-7D with the SEC pursuant to SEC Rule 7(d) under the Public Utility Holding Company Act (17 C.F.R. Section 250.7(d)), except in any case if the same shall be solely the result of Nonburdensome Regulation; provided, however, that if in compliance with applicable laws, the Lessee, with the cooperation of the Company, shall have acted diligently and in good faith to contest, or obtain an exemption from the application of the laws, rules or regulations described in clauses (A), (B) or (C) to the Company, the Secured Parties or the Lessee, as the case may be, the application of which would otherwise constitute a Deemed Loss Event, such Deemed Loss Event shall be deemed not to have occurred so long as (I) the Lessee shall have furnished to the Company and the Secured Parties an opinion of counsel reasonably satisfactory to the Company and the Secured Parties to the effect that there exists a reasonable basis for such contest or exemption and that the application of such laws, rules or regulations to the Company, the Secured Parties or the Lessee, as the case may be, shall be effectively stayed during the application for exemption or contest and such laws, rules or regulations shall not be applied retroactively at the conclusion of such contest, (II) the Company or the Secured Parties shall have determined in their sole discretion that such contest or exemption shall not adversely affect their business or involve any danger of the sale, foreclosure or loss of, or creation of a Lien upon, the Collateral, and (III) the Lessee shall have agreed to indemnify the Company or such Secured Parties, as the case may be, for expenses incurred in connection with such contest or exemption; and further provided, that following notice from the Lessee to the Company or the Secured Parties, as the case may be, that the Lessee shall be unable to furnish the opinion described in clause (I) of the next preceding proviso or that any such contest shall not be successful or such exemption shall not be available, a Deemed Loss Event shall be deemed not to have occurred for such period, not to exceed 270 days, as may be approved by any governmental authority having jurisdiction during which application of such law, rule or regulation to the Company, the Secured Parties or the Lessee, as the case may be, shall be suspended to enable the Company to assign or transfer its interest in the Collateral so long as during such period the

 Company shall use reasonable efforts to assign or transfer its interest in the Collateral upon commercially reasonable terms and conditions, provided that the Company shall not be required to assign or transfer the Nuclear Material for a price which, after deduction of sales tax and expenses of such sale incurred by the Company, shall be less than the sum of (A) Stipulated Casualty Value determined as of the date of such proposed sale, and (B) the Termination Rent determined in accordance with Section 18 of the Lease Agreement.

           "Dealer Agreements" mean (i) the Dealer Agreement dated as of [November 1, 1995] between the Company and Goldman Sachs Money Markets, L.P. and (ii) the Dealer Agreement dated as of [November 1, 1995] between the Company and UBS Securities Inc.

           "Depositary Agreement" means the Depositary Agreement dated as of [November ___,] 1995 among the Company and Chemical Bank, as Depositary, and Union Bank of Switzerland, New York Branch, as Issuing Bank, Arranging Agent and Administrative Agent.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

           "Excepted Payments" means any indemnity, expense, or other payment which by the terms of any of the Basic Documents shall be payable to the Company in order for the Company to satisfy its obligations pursuant to Section 7.8 of the Trust Agreement.

           "Face Amount" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Federal Energy Regulatory Commission" means the independent regulatory commission of the Department of Energy of the United States Government existing under the authority of the Department of Energy Organization Act, as amended, or any successor organization or organizations performing any identical or substantially identical licensing and related regulatory functions.

           "Federal Power Act" means the Federal Power Act, as amended.

           "Final Leasing Record" means a Leasing Record which records the leasing of Nuclear Material during any period while such Nuclear Material is installed for operation in the Generating Facility. A Final Leasing Record shall be in the form of Exhibit B to the Lease Agreement.

           "Financing Costs" means (a) fees and other amounts owing to any Secured Party or to the Owner Trustee under the Trust Agreement, (b) legal fees and disbursements and other amounts referred to in Section 10(b) of the Security Agreement,
 (c) legal, accounting, and other fees and expenses incurred by the Lessee and/or the Company in connection with the preparation, execution and delivery of Basic Documents or the issuance of the Commercial Paper and/or the Notes, and (d) such other reasonable fees and expenses of the Owner Trustee and the Company as they may be entitled to under the Basic Documents.

           "Fuel Management" means the design of, contracting for, fixing the price and terms of acquisition of, management, movement, removal, disengagement, storage and other activities in connection with the acquisition, utilization, storage and disposal of the Nuclear Material.

           "Generating Facility" means the nuclear reactor located at the Three Mile Island Unit 1 Nuclear Generating Station, located in Londonderry Township, Pennsylvania.

           "Heat Production" means the stage of the Nuclear Material Cycle commencing with the commercial operation of a Generating Facility, during which the Nuclear Material in question is producing thermal energy which results in the production of net positive electrical energy transmitted within the distribution network of any utility and during which the Nuclear Material in question is engaged in the reactor core of such Generating Facility.

           "Hereof," "herein," "hereunder" and words of similar import when used in a Basic Document refer to such Basic Document as a whole and not to any particular section or provision thereof.

           "Imposition" means any payment required by a public or governmental authority in respect of any property subject to the Lease Agreement or any transaction pursuant to the Lease Agreement or any right or interest held by virtue of the Lease Agreement; provided, however, that Imposition shall not include any taxes, whether federal, state or local, payable by any Secured Party based on or measured by net income of any Secured Party where taxable income is computed in substantially the same manner as taxable income is computed under the Code.

           "Insurance Requirements" means all terms of any insurance policy or indemnification agreement covering or applicable to (i) any Nuclear Material or (ii) the Generating Facility or the Lessee in its capacity as licensee of the Generating Facility, in each case insofar as any insurance policy or indemnification agreement directly or indirectly relates to the Nuclear Material or the performance by the Lessee of its obligations under the Basic Documents, and all requirements of the issuer of any such policy or agreement necessary to keep such insurance or agreements in force.

           "Interim Leasing Record" means a Leasing Record which records the leasing of Nuclear Material (i) prior to installation for operation in the Generating Facility, (ii) after removal from the Generating Facility during the "cooling off" and storage period, and (iii) while being reprocessed. An Interim Leasing Record shall be in the form of Exhibit A to the Lease Agreement.

           "Investment Company Act" means the Investment Company Act of 1940, as from time to time amended.

           "Issuing  Bank"  shall   have  the  meaning   specified
 therefor in the first paragraph of the Credit Agreement.

           "Lease Agreement" means the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between TMI-1 Fuel Corp., as the Lessor, and Jersey Central Power & Light Company, as the Lessee, as the same may be modified, supplemented or amended from time to time.

           "Lease Event  of Default" has the  meaning specified in
 Section 16 of the Lease Agreement.

           "Leasing Record" is a form signed by the Lessor and the Lessee to record the leasing under the Lease Agreement of the Nuclear Material specified in such Leasing Record. A Leasing Record shall be either an Interim Leasing Record or a Final Leasing Record.

           "Legal Requirements" means all applicable provisions of the Atomic Energy Act, all applicable orders, rules, regulations and other requirements of the Nuclear Regulatory Commission and the Federal Energy Regulatory Commission, and all other laws, rules, regulations and orders of any other jurisdiction or regulatory authority relating to (i) the licensing, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, using, operating, disposing, fabricating, channelling and reprocessing of the Nuclear Material, (ii) the Generating Facility or the Lessee in its capacity as licensee of the Generating Facility, in each case insofar as such provisions, orders, rules, regulations, laws and other requirements directly or indirectly relate to the Nuclear Material or the performance by the Lessee of its obligations under the Basic Documents or (iii) the Basic Documents, insofar as any of the foregoing directly or indirectly apply to the Lessee.

           "Lessee" has the meaning specified in the introduction to the Lease Agreement.

           "Lessee Representative" means a person at the time designated to act on behalf of the Lessee by a written instrument furnished to the Company and the Secured Parties containing the specimen signature of such person and signed on behalf of the Lessee by any of its officers. The certificate may designate an alternate or alternates. A Lessee Representative may be an employee of the Lessee or of the Owner Trustee.

           "Lessor" has the meaning specified in the introduction to the Lease Agreement, and its successors and assigns.

           "Lessor's Bill of Sale" means an instrument substantially in the form of Exhibit E to the Lease Agreement, pursuant to which title to all or any portion of the Nuclear
 Material is transferred to the Lessee or any designee of the Lessee.

           "Letter Agreement" means the Lessee's Letter Agreement Regarding TMI-1 Fuel Corp., dated as of [November 1,] 1995, between the Lessee, the Company, and the Administrative Agent, as it may be amended from time to time.

           "Letter of Credit" has the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Lien" means any mortgage, pledge, lien, security interest, title retention, charge or other encumbrance of any nature whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to execute and deliver any financing statement under the Uniform Commercial Code of any jurisdiction).


           "Loans" shall  have the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

           "Majority Secured Parties" means at any time the Secured Parties holding at such time more than 66 % of the outstanding principal amount of all Secured Obligations.

           "Manufacturer" means any supplier of Nuclear Material or of any service (including without limitation, enrichment, fabrication, transportation, storage and processing) in connection therewith, or any agent or licensee of any such supplier.

           "Manufacturer's Consent" means any consent which may be given by a Manufacturer under a Nuclear Material Contract to the assignment by the Lessee to the Company of all or a portion of the Lessee's rights under such Nuclear Material Contract or of all or a portion of any such rights previously assigned by the Lessee to the Secured Parties.

           "Monthly Debt Service" for any calendar month means the sum of the Monthly Financing Charge for such calendar month.

           "Monthly Financing Charge" means, for any calendar month or portion thereof, the sum of:

           (a) all Commercial Paper Discount payable by the Company with respect to Commercial Paper outstanding during such month and/or all interest payable by the Company during such month with respect to all outstanding Notes and in each case, not included in Acquisition Cost; and

           (b) the amounts paid or due and payable by the Company with respect to the transactions contemplated by the Basic Documents during such calendar month for the following other fees, costs, charges and expenses incurred or owed by the Company under or in connection with the Lease Agreement or the other Basic Documents: (i) legal, printing, reproduction and closing fees and expenses, (ii) auditors', accountants' and attorneys' fees and expenses, (iii) franchise taxes and income taxes, and (iv) any other fees and expenses incurred by the Company under or in respect of the Basic Documents.

 Any figure used in the computation of any component of the Monthly Financing Charge shall be stated to five decimal places.

           "Monthly Rent Component" for any Nuclear Material covered by a Final Leasing Record for each calendar month during the lease of such Nuclear Material shall be as follows:

             (i) for the first partial calendar month the Monthly Rent Component shall be zero;

            (ii) for the first full calendar month the Monthly Rent Component shall be zero;

           (iii)     for   the  second  full  calendar  month  the
      Monthly Rent Component shall be zero;

            (iv) for the third full calendar month the Monthly Rent Component shall be an amount determined by multiplying
      (x) the amount of thermal energy in millions of British Thermal Units of heat produced by such Nuclear Material during the first calendar month while covered by the Final Leasing Record and also during the first partial calendar month, if any, such Nuclear Material was covered by an Interim or Final Leasing Record and was engaged in Heat Production by (y) the BTU Charge set forth in the Final Leasing Record covering such Nuclear Material; and

             (v) for each full calendar month after the third full calendar month, the Monthly Rent Component shall be an amount determined by multiplying (x) the amount of thermal energy in millions of British Thermal Units of heat produced by such Nuclear Material during the second preceding month by (y) the BTU Charge set forth in the Final Leasing Record covering such Nuclear Material.

 The BTU Charge  for any  Nuclear Material may  be revised by  the
 Lessee at any time during the lease thereof to reflect any reasonably anticipated change in its operating life, BTU output, or utilization. Such revision shall be effected by the Lessee's executing and forwarding to the Lessor a revised Final Leasing Record dated the first day of the following month and setting forth such revised BTU Charge. Upon receipt of such revised Final Leasing Record, the Lessor shall execute and return a copy thereof to the Lessee. Such revised BTU Charge shall be applicable to such Nuclear Material for each month thereafter beginning on the date of the revised Final Leasing Record.

           "NJBPU" means the New Jersey Board of Public Utilities.

           "Nonburdensome Regulation" means (i) ministerial regulatory requirements that do not impose limitations or regulatory requirements on the business or activities of, or adversely affect, the Company or any Secured Party and that are deemed, in the reasonable discretion of the Company or any Secured Party, not to be burdensome, or (ii) assuming redelivery of the Nuclear Material in accordance with the Lease Agreement, regulation resulting from any possession of the Nuclear Material (or rightthereto) onor afterthe terminationof the LeaseAgreement.

           ["Notes" shall  have the meaning  specified therefor in
 Section 1.02 of the Credit Agreement.]

           "Nuclear Incident" shall have the meaning specified in the Atomic Energy Act, 42 U.S.C. 2014(q), as such definition may be amended from time to time.

           "Nuclear Material" means those items which have been purchased by or on behalf of the Company for which a duly executed Leasing Record has been delivered to the Company and which continue to be subject to the Lease Agreement consisting of
 (i) the items described in such Leasing Record and each of the components thereof in the respective forms in which such items exist during each stage of the Nuclear Material Cycle, being substances and equipment which, when fabricated and assembled and loaded into a nuclear reactor, are intended to produce heat, together with all attachments, accessories, parts and additions and all improvements and repairs thereto, and all replacements thereof and substitutions therefor and (ii) the substances and materials underlying the right, title and interest of the Lessee under any Nuclear Material Contract assigned to the Company pursuant to the Lease Agreement; provided, however, that the term Nuclear Material shall not include spent fuel.

           "Nuclear Material Contract" means any contract, as from time to time amended, modified or supplemented, entered into by the Lessee, either in its own name or as agent for the Lessor, with one or more Manufacturers relating to the acquisition of Nuclear Material or any service in connection with the Nuclear Material.

           "Nuclear Material Cycle" means the various stages in the process, whether physical or chemical, by which the component parts of the Nuclear Material are designed, mined, milled, processed, converted, enriched, fabricated into assemblies utilizable for Heat Production, loaded or installed into a reactor core, utilized, disengaged from a reactor core or stored, together with all incidental processes with respect to the Nuclear Material at any such stage.

           "Nuclear Regulatory Commission" means the independent regulatory commission of the United States Government existing under the authority of the Energy Reorganization Act of 1974, as amended, or any successor organization or organizations performing any identical or substantially identical licensing and related regulatory functions.

           "Obligations" means (i) all items (including, without limitation, Capitalized Leases but excluding shareholders' equity and minority interests) which in accordance with generally accepted accounting principles should be reflected on the liability side of a balance sheet as at the date as of which such obligations are to be determined; (ii) all obligations and liabilities (whether or not reflected upon such balance sheet) secured by any Lien existing on the Property held subject to such Lien, whether or not the obligation or liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements (other than for collection in the ordinary course of business) and contingent obligations in respect of any liabilities of the type described in clauses (i) and (ii) of this definition
 (whether or not reflected on such balance sheet); provided, however, that the term 'Obligations' shall not include deferred taxes.

           "Obligations for Borrowed Money or Deferred Purchase Price" means all Obligations in respect of borrowed money or the deferred purchase price of property or services.

           "Officer's Certificate" means, with respect to any corporation, a certificate signed by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Comptroller, or any Assistant Comptroller of such corporation, and with respect to any other entity, a certificate signed by an individual generally authorized to execute and deliver contracts on behalf of such entity.

           "Original Lease" means the Nuclear Material Lease Agreement, dated as of August 1, 1991 between the Lessee and the Lessor.

           "Outstandings"   shall   have  the   meaning  specified
 therefor in Section 1.02 of the Credit Agreement.

           "Owner Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the outstanding stock of the Company and in and to all monies, securities, investments, instruments, documents, rights, claims, contracts, and other property held by the Owner Trustee under the Trust Agreement; provided, however, that there shall be excluded from the Owner Trust Estate all Excepted Payments.

           "Owner Trustee" means United States Trust Company of New York, not in its individual capacity but solely as trustee under and pursuant to the Trust Agreement, and its permitted successors.

           "Partially Assigned Agreement" means a Nuclear Material Contract which has been assigned, in part but not in full, to the Company in the manner specified in Section 5 of the Lease Agreement pursuant to a duly executed and delivered Assignment Agreement.

           "PBGC" means the Pension Benefit Guaranty Corporation, created by Section 4002(a) of ERISA and any successor thereto.

           "Permitted Liens" means (i) any assignment of the Lease Agreement permitted thereby, and by the Credit Agreement, (ii) liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for nonpayment, or being contested by the Lessee as permitted by Section 11 of the Lease Agreement, (iii) liens and security interests created by the Security Agreement, (iv) the title transfer and commingling of the Nuclear Material contemplated by paragraph (h) of Section 10 of the Lease Agreement, and (v) liens of mechanics, laborers, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums of money which under the terms of the related contracts are not more than 30 days past due or are being contested in good faith by the Lessee as permitted by Section 11 of the Lease Agreement;
 provided, however, that, in each case, such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made in respect thereto.

           "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other business entity or any government or any political subdivision or agency thereof.

           "Plan" means, with respect to any Person, any plan of a type described in Section 4021(a) of ERISA in respect of which such Person is an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001 (a) (2) of ERISA, respectively.

           "Proceeds" shall have the meaning assigned to it under the Uniform Commercial Code, as amended, and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

           "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

           "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as from time to time amended.

           ["Purchasers" means the Purchasers of Commercial Paper described in Section ___ to the Credit Agreement and their respective successors or assigns.]

           "Qualified Institution" means a commercial bank organized under the laws of, and doing business in, the United States of America or in any State thereof, which has combined capital, surplus and undivided profits of at least $150,000,000 having trust power.

           "Related Person" means, with respect to any Person, any trade or business, (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code.

           "Rent"   means   Basic   Rent,  Additional   Rent   and
 Termination Rent.

           "Rent Due and SCV Confirmation Schedule" means an instrument, substantially in the form of Exhibit G to the Lease Agreement, which is to be used by the Lessee (i) to calculate Basic Rent for each Basic Rent Period and Other Rent and (ii) to calculate and acknowledge the SCV at the end of each Basic Rent Period.

           "Reportable Event" means any of the events set forth in
 Section 4043(b) of ERISA or the regulations thereunder.

           "Responsible  Officer"   means   a  duly   elected   or
 appointed,   authorized,   and    acting   officer,   agent    or
 representative of the Person acting.

           "Secured Obligations" means each and every debt, liability and obligation of every type and description which the Company may now or at any time hereafter owe to any Secured Party under, pursuant to or in connection with the Credit Agreement, any Note, the Letter of Credit or any other Basic Document, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, including, without limitation, the principal of, interest on and any premium due with respect to any Loan and all indemnifications, costs, expenses, fees and other compensation of the Secured Parties provided for, and all other amounts owed to the Secured Parties, under the Security Agreement, Credit Agreement and the other Basic Documents.

           "Secured Parties" means the Banks, any other holder from time to time of any Note and the Issuing Bank.

           "Securities Act" means the Securities Act of 1933, as from time to time amended.

           "Security Agreement" means the Security Agreement and Assignment of Contracts by and among the Company and Union Bank of Switzerland, New York Branch, dated as of [November 1], 1995 and the Secured Parties.

           "Single Employer Plan" means any Plan which is not a multi-employer plan as defined in Section 4001(a) (3) of ERISA

           "Stipulated Casualty Value" or "SCV" for any Nuclear Material covered by any Leasing Record means an amount equal to the Acquisition Cost for such Nuclear Material reduced by the aggregate total amount, if any, of the Monthly Rent Components paid by the Lessee to the Lessor with respect to such Nuclear Material together with Commercial Paper Discount.

           "Termination Date" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Termination Rent" means an amount which, when added to the Stipulated Casualty Value and Basic Rent then payable by the Lessee, if any, will be sufficient to enable the Company to retire, at their respective maturities, all outstanding Notes and to pay all charges, premiums and fees owed to the Issuing Bank and all holders of Notes under the Credit Agreement and to pay all other obligations of the Company incurred in connection with the implementation of the transactions contemplated by the Basic Documents.

           "Termination Settlement Date" has the meaning specified in Section 8(c), or Section 18(c) of the Lease Agreement.

           "Terminating  Event"  has   the  meaning  specified  in
 Section 18 of the Lease Agreement.

           "Trust" means the TMI-I Fuel Corp. and Oyster Creek Fuel Corp. Trust, a trust formed pursuant to the Trust Agreement.

           "Trust Agreement" means the Amended and Restated Trust Agreement dated as of [November 1,] 1995 among Lord Fuel Corp., as Trustor, the Owner Trustee, as trustee, Lord Fuel Corp., as beneficiary, and Jersey Central Power & Light Company, Metropolitan Edison Company and Pennsylvania Electric Company, each as lessee under certain lease agreements, as the same may be amended, modified or supplemented from time to time.

           "Trustor" means the institution designated as such in the Trust Agreement and its permitted successors.

           "UCC" means the Uniform Commercial Code as adopted and in effect in the State of New York.

           "U.S. Trust"  means United States Trust  Company of New
 York.

                             Schedule 4
    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

              Three Mile Island Unit 1 Fuel Assemblies
               Under Lease Which Have Been Discharged

    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

              Three Mile Island Unit 1 Fuel Assemblies
               Under Lease Which Have Been Discharged













 NOTE: ALL SPENT FUEL HAS BEEN FULLY AMORTIZED.

                             SCHEDULE A


              [insert description of Nuclear Material]

                             SCHEDULE B


           All nuclear material contracts by and between Jersey Central Power & Light Company and any supplier of Nuclear Material or of any service in connection therewith, including but not limited to the following:

                                                         EXHIBIT A

                       INTERIM LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Jersey Central Power & Light Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record (if any):

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits to Acquisition Cost:                         $___________

 Total Acquisition Cost under this Record             $___________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Nuclear Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Nuclear Material Lease Agreement between the undersigned Lessor and Lessee, dated as of [November 1,] 1995, which covenants, terms and conditions are incorporated herein by reference.

 TMI-1 FUEL CORP., Lessor           JERSEY  CENTRAL POWER  & LIGHT
                                    COMPANY,
                                     Lessee



 By                                 By
      Authorized Signature               Authorized Signature

                                                         EXHIBIT B
                        FINAL LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Jersey Central Power & Light Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record:

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits (if any) to Acquisition Cost:                $___________

 Total Acquisition Cost under this Record             $___________

 BTU Charge: $__________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Amended and Restated Nuclear Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Amended and Restated Nuclear Material Lease Agreement between the undersigned Lessor and Lessee, dated as of [November 1, 1995], which covenants, terms and conditions are incorporated herein by reference.

 TMI-1 FUEL CORP., Lessor           JERSEY  CENTRAL POWER  & LIGHT
                                    COMPANY,
                                      Lessee


 By                                 By
      Authorized Signature               Authorized Signature

                                         Attachment 1 to Exhibit B

               BRITISH THERMAL UNIT CHARGE AGREEMENT


                                         Dated:



           The undersigned Lessor and Lessee agree that the initial British Thermal Unit Charge to be used to calculate the Monthly Rent Component for the Nuclear Material pursuant to the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between the undersigned Lessor and Lessee shall be as follows:

 Description of Nuclear Material              British Thermal Unit
 Charge






 TMI-1 FUEL CORP.                   JERSEY  CENTRAL POWER  & LIGHT
                                    COMPANY



 By:                                By:
 Its:                               Its:

                                                         EXHIBIT C

                     NUCLEAR MATERIAL CONTRACTS


           The Agreements (each as amended and restated) referred to in Section 5 of the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1], 1995, between TMI-1 FUEL CORP. ("Lessor") and JERSEY CENTRAL POWER & LIGHT COMPANY ("Lessee") are:

           (1) Agreement, dated November 18, 1988, between Cameco Corporation and GPU Nuclear Corporation, as agent for the Lessee, Jersey Central Power & Light Company ("JCP&L") and Metropolitan Edison Company ("Met-Ed").

           (2) Agreement, dated September 30, 1988, between URI, Inc. and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

           (3)  Agreement,   dated   January  30,   1975,  between
 Sequoyah Fuels Corporation and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

           (4) Agreement, dated October 10, 1984, between United States Department of Energy and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

           (5) Agreement, dated March 24, 1976, between B&W Fuel Company and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

                                                         EXHIBIT D

                        ASSIGNMENT AGREEMENT


           KNOW ALL MEN BY THESE PRESENTS THAT:

           Jersey Central Power & Light Company (the "Assignor"), in consideration of one dollar and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby sell, grant, bargain, convey and assign to TMI-1 Fuel Corp. ("Assignee"), all right, title and interest of the Assignor in, to and under the Nuclear Material Contract (the "Nuclear Material Contract") described in Exhibit 1 attached hereto insofar as such Nuclear Material Contract relates to the Nuclear Material described in Exhibit 1 (all of such property, including the items described on Exhibit 1 attached hereto as included with the Property, being herein collectively called the "Property"). Terms not defined herein shall have the meanings given in Exhibit 1 attached hereto.

           TO HAVE AND TO HOLD the Property unto the Assignee, its successors and assigns, to its and their own use forever.

           1. The interest of the Assignor in the Property, and the interest transferred by this Assignment Agreement, is that of absolute ownership.

           2. The Assignor hereby warrants that it is the lawful owner of the rights and interests conveyed by this Assignment Agreement and that its title to such rights and interests is hereby conveyed to the Assignee free and clear of all liens, charges, claims and encumbrances of every kind whatsoever, other than (i) the amounts, if any, owing under the Nuclear Material Contract, (ii) other claims, if any, of the Assignor and the Contractor which may exist as between themselves and (iii) Permitted Liens (as defined in the Lease Agreement referred to below); and that the Assignor will warrant and defend such title forever against all claims and demands whatsoever.

           3. The Assignor hereby releases and transfers to the Assignee any right, title or interest in the Nuclear Material which may have been acquired by the Assignor under the Nuclear Material Contract prior to the date hereof.

           4. This Assignment Agreement is made in accordance with an Amended and Restated Nuclear Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and the Assignee (said Nuclear Material Lease Agreement, as the same may be from time to time amended, modified or supplemented, being herein called the "Lease Agreement"). Pursuant to a Security Agreement and Assignment of Contracts made by TMI-1 Fuel Corp. dated as of [November 1,] 1995 (said Security Agreement and Assignment of Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by Assignee in favor of the Secured Parties, as defined therein, the Assignee is assigning and granting a security interest in the Property and this Assignment Agreement to the Secured Parties, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties, as such obligations are described in the Security Agreement.

           5. It is expressly agreed that, anything contained herein to the contrary notwithstanding, (a) the Assignor shall at all times remain liable to the Contractor to observe and perform all of its duties and obligations under the Nuclear Material Contract to the same extent as if this Assignment Agreement and the Security Agreement had not been executed, (b) the exercise by the Assignee or the Secured Parties of any of the rights assigned hereunder or under the Security Agreement, as the case may be, shall not release the Assignor from any of its duties or obligations to the Contractor under the Nuclear Material Contract, and (c) neither the Assignee nor any of the Secured Parties shall have any obligation or liability under the Nuclear Material Contract by reason of or arising out of this Assignment Agreement, the Lease Agreement or the Security Agreement, or be obligated to perform or fulfill any of the duties or obligations of the Assignor under the Nuclear Material Contract, or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any Property received by it thereunder, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts or the delivery of any Property which may have been assigned to it or to which it may be entitled at any time or times; provided, however, the Assignee agrees, solely for the benefit of the Assignor, and subject to the terms and conditions of the Lease Agreement, (i) to purchase the Nuclear Material from the Contractor pursuant to the Nuclear Material Contract, (ii) to pay to the Contractor and/or to the Assignor or their order the respective amounts specified in the Lease Agreement with respect to such Nuclear Material and (iii) to lease such Nuclear Material to the Assignor in accordance with and subject to the terms and conditions of the Lease Agreement. The provisions of the Nuclear Material Contract limiting the liability of the Contractor and its suppliers and subcontractors' under that Contract shall remain effective against the Assignee and Secured Parties to the same extent that such provisions are effective against the Assignor.

           6. Notwithstanding anything contained herein to the contrary, subject to the terms and conditions of the Lease Agreement, the Assignor may continue to engage in Fuel Management (as such term is defined in the Lease Agreement) with respect to the Property, including, without limitation, all dealings with the Contractor and, subject to such terms and conditions and effective until the occurrence of a Lease Event of Default (as defined in the Lease Agreement), (i) the Assignee reassigns to the Assignor the Assignee's rights under clauses (iii), (iv), (v) and (vi) of subparagraph (b) of Exhibit 1 to this Assignment Agreement (provided, however, that insurance proceeds are reassigned to the Assignor pursuant hereto only to the extent that such proceeds are needed and used to reimburse the Assignor for the cost of repairing damage or destruction to Nuclear
 Material  or  are used  to  purchase  Nuclear Material  from  the

 Assignee in accordance with the Lease Agreement, and provided further, however, that the Assignee's rights under clause (vi) are reassigned to the Assignor subject in all respects to the limitations set forth in paragraph 8. below), and (ii) the Assignee agrees that the Assignor may, to the extent set forth in clause (i) above, to the exclusion of the Assignee, exercise and enforce such rights.

           7. The Assignor shall promptly and duly execute, deliver, file and record all such further counterparts of this Assignment Agreement or such certificates, financing and continuation statements and other instruments as may be reasonably requested by the Assignee, and take such further actions as the Assignee shall from time to time reasonably request, in order to establish, perfect and maintain the rights and remedies created or intended to be created in favor of the Assignee and the Secured Parties hereunder and the Assignee's title to and interest in the Property as against the Assignor or any third party in any applicable jurisdiction.

           8. The Assignor hereby agrees that it will not enter into or consent to or permit any cancellation, termination, amendment, supplement or modification of or waiver with respect to the Nuclear Material Contract insofar as it relates to the Nuclear Material except for cancellations, terminations, amendments, supplements, modifications or waivers which do not materially adversely affect the Assignee or the Secured Parties or their respective interests in the Property, nor will the Assignor sell, assign, grant any security interest in or otherwise transfer its rights or other interests in the Property or any part thereof, except as permitted by the Lease Agreement.

           9. The Assignor hereby represents and warrants that the Nuclear Material Contract is in full force and effect and represents that it is the only agreement between the Assignor and the Contractor with respect to the Nuclear Material.

           10. This Assignment Agreement shall become effective only upon receipt of the written consent of the Contractor to the assignment of the rights and interests conveyed hereunder, if such consent is required under the Nuclear Material Contract. The Assignor hereby agrees to send the Contractor a copy of this Assignment Agreement.

           11. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           IN WITNESS WHEREOF, the Assignor has caused this Assignment Agreement to be duly executed and delivered as of the ____ day of ____________,19____.

                                    JERSEY  CENTRAL POWER  & LIGHT
                                    COMPANY



                                    By:

                                    Title:

 The foregoing Assignment Agreement is hereby accepted:

                                    TMI-1 FUEL CORP.


                                    By:

                                    Title:
                                                         EXHIBIT 1
                                           to Assignment Agreement

           (a) The _____________ (as the same may from time to time be amended, modified or supplemented, being herein called the "Nuclear Material Contract"), dated as of _____________, between Jersey Central Power & Light Company and ______________ (the "Contractor), insofar as, and only to the extent that, the Contract relates to _________________ (the "Nuclear Material"); but not insofar as the Contract provides for the provision of other nuclear materials and services to the Assignor; and

           (b)  The  Property  shall include,  without limitation,
 (i) any and all amendments and supplements to the Nuclear Material Contract from time to time executed and delivered to the extent that any such amendment or supplement relates to the Nuclear Material, (ii) the Nuclear Material, including the right to receive title thereto, (iii) all rights, claims and proceeds, now or hereafter existing, under any insurance, indemnities, warranties and guaranties provided for in or arising out of the Nuclear Material Contract, to the extent that such rights or claims relate to the Nuclear Material, (iv) any claim for damages arising out of or for breach or default by the Contractor under or in connection with the Nuclear Material Contract insofar as it relates to the Nuclear Material, (v) any other amount, whether resulting from refunds or otherwise, from time to time paid or payable by the Contractor under or in connection with the Nuclear Material Contract insofar as it relates to the Nuclear Material and (vi) the right of the Assignor to terminate the Nuclear Material Contract or to perform or to exercise or enforce thereunder, insofar as it or they relate to the Nuclear Material.

                                                         EXHIBIT 2
                                           to Assignment Agreement


                       CONSENT AND AGREEMENT


           The undersigned, _________________ (the "Contractor"), has entered into a _______________ (as the same may from tune to time be amended, modified or supplemented, being herein called the "Nuclear Material Contract"), dated as of ____________________ with Jersey Central Power & Light Company (the "Assignor").

           The Contractor hereby acknowledges notice that (i) in accordance with the terms of an Amended and Restated Nuclear Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and TMI-1 Fuel Corp. (the "Assignee"), the Assignor has assigned to the Assignee a part of the Assignor's rights under the Nuclear Material Contract pursuant to an Assignment Agreement, in the form of Annex A hereto (such Assignment Agreement, as the same may from time to time be amended, modified or supplemented, being herein collectively called the "Assignment"), and (ii) pursuant to a Security Agreement and Assignment of Contracts made by TMI-1 Fuel Corp. dated as of [November 1,] 1995 (said Security Agreement and Assignment Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by the Assignee in favor of the Secured Parties as defined therein (the "Secured Parties"), the Assignee has assigned and granted a security interest in all rights under the Nuclear Material Contract from time to time assigned to it by Assignor, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties.

           The Contractor hereby consents to (i) the assignment by the Assignor to the Assignee of part of the Assignor's right, title and interest in, to and under the Nuclear Material Contract and the other Property described in the Assignment pursuant to the Assignment and (ii) the assignment and security interest in favor of the Secured Parties as described above. The Contractor further consents to all of the terms and provisions of the Security Agreement.

           The Contractor agrees that, if requested by either the Assignor or the Assignee, it will acknowledge in writing the Assignment delivered by the Assignor to the Assignee; provided, that neither the lack of notice to nor acknowledgment by the Contractor of the Assignment shall limit or otherwise affect the validity or effectiveness of this consent to such Assignment.

           The Contractor hereby confirms to the Assignee and the Secured Parties that:

           (a) all representations, warranties and agreements of the Contractor under the Nuclear Material Contract which relate to the Nuclear Material described in the Assignment shall inure to the benefit of, and shall be enforceable by, the Assignee or any Secured. Party to the same extent as if originally named in the Contract as the purchaser of such Nuclear Material,

           (b) the Contractor understands that, pursuant to the Lease Agreement, the Assignee has agreed to lease the Nuclear Material described in the Assignment to the Assignor, and consents to the assignment to the Assignor, for so long as the Lease Agreement shall be in effect or until otherwise notified by the Assignee, of the Assignee's rights under clauses (iii), (iv), (v) and (vi) of subparagraph
                (b) of Exhibit 1 to the Assignment to the extent that such rights are reassigned to the Assignor pursuant to the Assignment,

           (c) The Contractor is in the business of selling nuclear fuel and related services of the kind described in the Assignment, and the proposed sale of such nuclear fuel under the Nuclear Material Contract will be in the ordinary course of business of the Contractor, and

           (d) Notwithstanding any provision to the contrary contained in the Nuclear Material Contract, the Contractor agrees that title to any Nuclear Material covered by the Assignment shall pass directly to the Assignee under the Contract and shall not pass to the Assignor; provided that the foregoing shall not apply to any Nuclear Material for which title has already passed from the Contractor prior to the execution and delivery of the Assignment.

           It is understood that neither the Assignment, the Security Agreement nor this Consent and Agreement shall in any way add to the obligations of the Contractor or the Assignor under the Nuclear Material Contract.

           This Consent  and. Agreement  shall be governed  by and
 construed  in  accordance   with  the  laws   of  the  State   of
 ____________.

           IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of____ day of ______________, 19___.







                                    By:
                                    Title:

                                                         EXHIBIT E
                            BILL OF SALE
                                 TO
                JERSEY CENTRAL POWER & LIGHT COMPANY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, TMI-1 Fuel Corp., a Delaware corporation (the "Seller"), whose post office address is c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention:
 Corporate Trust and Agency Division, for and in consideration paid to the Seller upon or before the execution and delivery of this Bill of Sale to Jersey Central Power & Light Company (the "Purchaser"), a Pennsylvania corporation, whose address is 300 Madison Avenue, Morristown, New Jersey 07960, Attention:
 Comptroller, hereby conveys, transfers, sells and sets over unto the Purchaser all of its right, title and interest in all of the personal property consisting of the assemblies of nuclear fuel or components thereof or other nuclear material described in Annex I hereto (the "Assets"), and by this Bill of Sale does hereby grant, bargain, sell, convey, transfer and deliver the Assets unto the Purchaser, to have and to hold such undivided interest in the Assets unto the Purchaser, for itself, its successors and assigns, forever.

           The Assets are transferred and conveyed by the Seller AS-IS, WHERE-IS, WITHOUT REPRESENTATIONS OR WARRANTIES (EXPRESS OR IMPLIED) OF ANY KIND WHATSOEVER BY THE SELLER OR ANY PERSON ACTING ON ITS BEHALF except that the Seller represents and warrants that it has not by voluntary act or omission created or granted any lien on the Assets, other than Permitted Liens, as defined in that certain Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995 between the Seller and the Purchaser. The Purchaser acknowledges and agrees that neither the Seller, its directors, officers or employees, any company, person or firm controlling, controlled by, or under common control with any of them nor any other person acting on behalf of the Seller is a manufacturer of, or is engaged in the sale or distribution of, nuclear material, has had at any time physical possession of any portion of the Assets sold hereunder, or has made any inspection thereof. The Purchaser further acknowledges and agrees that the Assets sold hereunder have been at all times in the possession of the Purchaser and that the Purchaser has made such inspections thereof as it deems necessary and that the Purchaser has been solely responsible for all decisions made with respect to the choice of the suppliers of such Assets and the enrichment, fabrication, transportation, storage and processing of the same.

          IN WITNESS WHEREOF, the Seller has caused these presents to be executed by one of its Vice Presidents, this ____ day of __________________,19___.

                                    TMI-1 FUEL CORP., Seller

                                    By:
                                         Vice President
                   Acknowledgement and Acceptance


           The foregoing Bill of Sale is hereby acknowledged and accepted by the undersigned as of the date last above written.

                                    JERSEY  CENTRAL POWER  & LIGHT
                                    COMPANY,
                                      Purchaser



                                    By:

                                    Its:



                                                                                                      EXHIBIT F
                                                     RENT DUE
                                           AND SCV CONFIRMATION SCHEDULE

                                      For the Basic Rent Period Ended _______

               In accordance with the Lease Agreement dated as of [November] 1, 1995, between TMI-1 Fuel Corp., as Lessor, and Jersey Central Power  & Light Company, as Lessee, the  Lessee certifies that all amounts  set forth below are true and  correct in all respects, and both Lessor and Lessee certify that this Schedule has been prepared in accordance with the provisions of the Lease Agreement.

  23. BASIC RENT, ADDITIONAL RENT AND TERMINATION RENT
      (i)  Basic Rent Owed
           (a)  Calculation of Portion of Monthly Financing Charge
                 Not Allocated to Acquisition Cost                                          $

                (i)   Interest Payable with Respect to all Outstanding
                       Notes (See attached summary calculation)                             $

                (ii) Other Amounts included in Monthly Financing Charge                     $

                (iii) TOTAL MONTHLY FINANCING CHARGE NOT ALLOCATED
                      TO ACQUISITION COST (Total of 1(a) and 1(b))                          $

           (b)  Aggregate Monthly Rent Component (See attached summary calculation)         $

           (c)  BASIC RENT (total of 1(c) and 2)                                            $

      (ii)      Additional Rent Owned* (see attached summary calculation)                   $

      (iii)     Termination Rent Owed (see attached summary calculation)                    $

           TOTAL RENT DUE (total of A, B and C)                                             $




  ________________________
  *   Includes amounts paid or  due and payable by the Company with respect to the transactions contemplated by the Basis Documents during such month for  the following other fees, costs, charges and expenses incurred
      or owed by the Company  under or in connection with  the Lease Agreement  or other Basic Documents:   (a)
      legal, printing, reproduction and  closing fees and expenses, (B) auditors', accountants'  and attorneys'
      fees and expenses, (C) franchise taxes  and income taxes, and (D) any other  fees and expense incurred by the Company under or in respect of the Basic Documents.



   24. CALCULATION OF STIPULATED CASUALTY VALUE
                                                                    Nuclear Material

                                             Installed for          Not Installed for
                                             Operation in the       Operation in the
                                             Generating Facility    Generating Facility         Total
   (i)   Stipulated Casualty Value as
         of _______________                  $                      $                       $

   (ii)  Add:  Acquisition Cost Incurred
         in Rent Period Covered by This
         Schedule (exclusive of Monthly
         Financing Charges)                  $                      $                       $

   (iii) Add:  Monthly Financing Charge
         Allocated to Acquisition Cost
         Incurred in Rent Period Covered
         by This Schedule                    $                      $                       $

   (iv)  Less:  SCV of Nuclear Material
         Transferred to the Lessee
         Pursuant to Sections 8(c), 8(g)
         or 14 of the Lease Agreement during
         the Basic Rent Period Covered by
         This Schedule                       $                      $                       $

         STIPULATED CASUALTY VALUE
         AS OF _________________             $                      $                       $

         Add:  Commercial Paper Discount                                                    $

         STIPULATED CASUALTY VALUE
         AS OF ______________                                                               $


                                                         EXHIBIT B-2(a)(ii)

                                                        BI&L Draft 10/12/95


                                                       COUNTERPART NO.  ___

               AMENDED AND RESTATED
         NUCLEAR MATERIAL LEASE AGREEMENT

         Dated as of [November 1], 1995



                    between



                TMI-1 FUEL CORP.,

                                               as Lessor

                       and

           METROPOLITAN EDISON COMPANY,

                                               as Lessee




 AS OF THE DATE OF THIS AMENDED AND RESTATED LEASE AGREEMENT, THE LESSOR UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT (THE "LESSOR") HAS GRANTED TO THE SECURED PARTIES, AS DEFINED HEREIN, A SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE AGREEMENT AND IN ALL OF THE LESSOR'S RIGHTS AND INTERESTS UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT, INCLUDING, WITHOUT LIMITATION, ALL OF THE LESSOR'S RIGHTS TO AND INTERESTS IN NUCLEAR MATERIAL AS DEFINED IN THIS AMENDED AND RESTATED LEASE AGREEMENT.

 THIS AMENDED AND RESTATED LEASE AGREEMENT HAS BEEN MANUALLY EXECUTED IN [TWELVE (12)] COUNTERPARTS, NUMBERED CONSECUTIVELY FROM 1 TO [12]. NO SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE AGREEMENT OR IN ANY OF THE LESSOR'S RIGHTS AND INTERESTS UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT MAY BE PERFECTED BY THE POSSESSION OF ANY SUCH COUNTERPART OTHER THAN COUNTERPART NO. 1.

                         TABLE OF CONTENTS


 Definitions . . . . . . . . . . . . . . . . . . . . . . . .  1

 Notices . . . . . . . . . . . . . . . . . . . . . . . . . .  1

 Title to Remain in the Lessor; Quiet Enjoyment;
  Fuel Management; Location  . . . . . . . . . . . . . . . .  2

 Agreement for Lease of Nuclear Material . . . . . . . . . .  3

 Orders for Nuclear Material and Services;
  Assigned Agreements  . . . . . . . . . . . . . . . . . . .  3

 Leasing Records; Payment of Costs of Lessor . . . . . . . .  4

 No Warranties or Representation by Lessor . . . . . . . . .  6

 Lease Term; Early Termination; Termination of
  Leasing Record . . . . . . . . . . . . . . . . . . . . . .  7

 Payment of Rent; Payments with Respect to the Lessor's
  Financing Costs  . . . . . . . . . . . . . . . . . . . . .  9

 Compliance  with  Laws;  Restricted  Use of  Nuclear    Material;
 Assignments; Permitted Liens; Spent Fuel  . . . . . . . . . 10

 Permitted Contests  . . . . . . . . . . . . . . . . . . . . 12

 Insurance; Compliance with Insurance Requirements . . . . . 13

 Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . 14

 Casualty and Other Events . . . . . . . . . . . . . . . . . 17

 Nuclear Material to Remain Personal Property  . . . . . . . 18

 Events of Default . . . . . . . . . . . . . . . . . . . . . 18

 Rights of the Lessor Upon Default of the Lessee . . . . . . 19

 Termination After Certain Events  . . . . . . . . . . . . . 21

 Investment Tax Credit . . . . . . . . . . . . . . . . . . . 23

 Certificates; Information; Financial Statements . . . . . . 23

 Obligation of the Lessee to Pay Rent  . . . . . . . . . . . 25

 Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . 25

       AMENDED AND RESTATED NUCLEAR MATERIAL LEASE AGREEMENT


           AMENDED AND RESTATED LEASE AGREEMENT (this "Lease Agreement") dated as of the [1st] day of [November], 1995, by and between TMI-1 FUEL CORP., a Delaware corporation (herein called the "Lessor"), and METROPOLITAN EDISON COMPANY, a Pennsylvania corporation (herein called the "Lessee").

                              RECITALS

           A. The Lessor and Lessee entered into a Nuclear Material Lease Agreement dated as of August 1, 1991 ("Original Lease") to provide for the lease of Nuclear Material to the Lessee;

           B. The Original Lease provided for the Lessor to enter into certain loan agreements and ancillary documents with The Prudential Insurance Company of America and certain affiliates thereof ("Prudential") to provide financing from Prudential for the acquisition of Nuclear Material under the Original Lease;

           C. Concurrent with the execution and delivery hereof, such loan arrangements with Prudential are being terminated and Lessor is entering into a new credit agreement and related instruments pursuant to which a bank syndicate for which Union Bank of Switzerland, New York Branch will act as agent to provide financing for the acquisition of Nuclear Material being leased hereunder;

           D. Accordingly, the Lessor and the Lessee desire to enter into this Amended and Restated Lease Agreement in order to reflect necessary modifications consistent with establishment of such new credit facility and other modifications thereof in certain other respects, which agreement shall supercede the Original Lease;

           NOW, THEREFORE,  in  consideration of  the  mutual
      covenants contained herein and intending  to be legally
      bound  hereby,   the  parties  covenant  and  agree  as
      follows:

           1.   Definitions.       Except  as  otherwise  provided
 herein, capitalized terms used in this Lease Agreement (including the Exhibits) shall have the respective meanings set forth in Appendix A.

           2.   Notices.       Any   notice,   demand   or   other
 communication which by any provision of this Lease Agreement is required or permitted to be given shall be deemed to have been delivered if in writing and actually delivered by mail, courier, telex or facsimile to the following addresses:

             (i) If to the Lessor, TMI-1 Fuel Corp., c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention: Corporate Trust and Agency Division, telecopy number 212-852-1626, or at such other address as the Lessor may have furnished to the Lessee and the Secured Parties in writing; or

            (ii) If to the Lessee, Metropolitan Edison Company, 2800 Pottsville Pike, Reading, Pennsylvania 19640,
      Attention: Comptroller, telecopy number 201-455-8582, with a copy to GPU Service Corporation, 100 Interpace Parkway, Parsippany, New Jersey 07054-1149, Attention: Assistant Treasurer, telecopy number 201-263-6397, or at such other address as the Lessee may have furnished the Lessor and the Secured Parties in writing; or

           (iii) except as provided in the following sentence or as otherwise requested in writing by any Secured Party, any notice, demand or communication which by any provision of this Lease Agreement is required or permitted to be given to the Secured Parties shall be deemed to have been delivered to all the Secured Parties if a single copy thereof is delivered to [Union Bank of Switzerland, New York Branch, 299 Park Avenue, New York, New York 10171-0026,
      Attention:         _________________,    facsimile    number
      ____________;] or at such other address as either may have furnished the Lessor and the Lessee in writing. Any Leasing Record or invoice of a Manufacturer or other Person performing services covering the Nuclear Material which is required to be delivered to the Secured Parties pursuant to
      Section 6(c)(ii) of this Lease Agreement and any Rent Due and SCV Confirmation Schedule which is required to be delivered to the Secured Parties pursuant to Sections 8(g) or 9(d) of this Lease Agreement shall be deemed to have been delivered to all the Secured Parties if a single copy thereof is delivered to Union Bank of Switzerland, New York Branch at the address indicated in this Section 2(iii).

           3. Title to Remain in the Lessor; Quiet Enjoyment; Fuel Management; Location.

                (a) The Lessor and the Lessee hereby acknowledge that this Lease Agreement is a lease and is intended to provide for the obligations of the Lessee to pay installments of Rent as the same become due; that, subject to the provisions of Section 10(h), the Lessor has title to and is the owner of the Nuclear Material; and that the relationship between the Lessor and the Lessee shall always be only that of lessor and lessee.

                (b) The Lessor (including its successors and assigns) agrees and covenants that, so long as the Lessee makes timely payments of Rent and fully performs all other obligations to be performed by the Lessee under this Lease Agreement, the Lessor (including its successors and assigns) shall not hinder or interfere with the Lessee's peaceable and quiet enjoyment of the possession and use of the Nuclear Material, for the term or terms herein provided, subject, however, to the terms of this Lease Agreement.

                (c) So long as no Lease Event of Default shall have occurred and be continuing and the Lessor shall not have elected to exercise any of its remedies under Section 17 hereof, the Lessee shall have the right to engage in Fuel Management. The Lessee is hereby designated the agent of the Lessor in all dealings with Manufacturers and any regulatory agency having jurisdiction over the ownership or possession of the Nuclear Material for so long as the Lessee shall have the right to engage in Fuel Management. As such agent of the Lessor, the Lessee agrees to make, or cause to be made, all filings and to obtain all consents and permits required as a result of the Lessor's ownership and leasing of the Nuclear Material.

                (d) The Lessee covenants to the Lessor that the location of Nuclear Material will be limited to: (w) any Manufacturer's facility, (x) transit between one Manufacturer's facility and another Manufacturer's facility or the site of the Generating Facility, (y) the site of the Generating Facility and
 (z) the Generating Facility. Each assembly of the Nuclear Material will be located during its Heat Production and "cooling-off" stage at the Generating Facility or the site of the Generating Facility.

           4. Agreement for Lease of Nuclear Material. From and after the Closing, the Lessor shall lease to the Lessee and the Lessee shall lease from the Lessor such Nuclear Material as may be from time to time mutually agreed upon, provided that the total Stipulated Casualty Value of all Nuclear Material leased under this Lease Agreement shall not exceed at any one time $55,000,000 in the aggregate or such other amount as the Lessor and the Lessee may agree to in writing (the "Maximum Stipulated Casualty Value"). The Lessor and the Lessee shall evidence their agreement to lease particular Nuclear Material in accordance with the terms and provisions of this Lease Agreement by signing and delivering to each other, from time to time, Leasing Records, substantially in the forms of Exhibit A or Exhibit B, as applicable, prepared by the Lessee, covering such Nuclear Material. Nothing contained herein shall be deemed to prohibit the Lessee from leasing from other lessors or otherwise obtaining other nuclear material for use in the Generating Facility, subject to the provisions with respect to intermingling of fuel assemblies or sub-assemblies with other fuel assemblies or sub-assemblies contained in Section 6 hereof.

           5.   Orders for Nuclear Material and Services; Assigned
 Agreements.

                (a) The Nuclear Material Contracts listed in Exhibit C hereto, relating, among other things, to the purchase of, and services to be performed with respect to, Nuclear Material were entered into by the Lessee prior to the date of this Lease Agreement, and, except as otherwise indicated on Exhibit C, the interests of the Lessee under such Nuclear Material Contracts have been assigned to the Lessor under an Assignment Agreement substantially in the form of Exhibit D. Any further Nuclear Material Contracts which the Lessee deems necessary or desirable may be negotiated by the Lessee and executed by the Lessee in its own name or, where authorized by the Lessor, as agent for the Lessor.

                (b) So long as no Lease Event of Default shall have occurred and be continuing, and subject to the approval of the Lessor and to the limitation on the Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, the interests of the Lessee under any further Nuclear Material Contracts (whether executed and delivered before or after the date of this Lease Agreement) pursuant to which the Lessee desires the Lessor to purchase Nuclear Material or have services performed on any Nuclear Material on behalf of the Lessee may be assigned to the Lessor under an Assignment Agreement substantially in the form of Exhibit D, with such changes to
 Exhibit 2 to Exhibit D as the Secured Parties may consent to in writing, which consent shall not be unreasonably withheld. The Lessee shall use its best efforts to cause the other parties to such agreements to consent to each such assignment. Upon each such assignment and the obtaining of such consents with respect to any Nuclear Material Contract, the Lessor, subject to the limitation on the Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, shall make all payments which are required under such Assigned Agreements for the purchase of Nuclear Material or for services to be performed on the Nuclear Material in accordance with the procedures set forth in Section 6.

                (c) So long as no Lease Event of Default shall have occurred and be continuing, the Lessor hereby authorizes the Lessee, at the Lessee's own cost and expense, to assert all rights and claims and to bring suits, actions and proceedings, in its own name or in the name of the Lessor, in respect of any Manufacturer's warranties or undertakings, express or implied, relating to any portion of the Nuclear Material and to retain the proceeds of any such suits, actions and proceedings.

           6.   Leasing Records; Payment of Costs of Lessor.

                (a) Interim Leasing Records. An Interim Leasing Record shall be prepared by the Lessee, shall be dated the date that the Lessor first makes any payment with respect to the Acquisition Cost of any Nuclear Material and shall set forth a full description of such Nuclear Material, the Acquisition Cost and location thereof, and such other details with respect to such Nuclear Material upon which the parties may agree. During the period of preparation and processing or reprocessing of Nuclear Material subject to an Interim Leasing Record, if the Lessor shall make any further payment or payments or if the Lessor shall receive any payment or payments representing a credit against the

 Acquisition Cost previously paid with respect to such Nuclear Material, a supplemental Interim Leasing Record dated the date that the Lessor makes each such further payment or the date of receipt of any such credit shall be signed by the Lessor and the Lessee to record the revised Acquisition Cost, after giving effect to any such payments or credits with respect to such Nuclear Material, any change in location and such additional details upon which the parties may agree.

                (b) Final Leasing Records. For Nuclear Material previously covered by an Interim Leasing Record, the Final Leasing Record shall be prepared by the Lessee, shall be dated the first day of the month following the date of installation of such Nuclear Material in the Generating Facility, unless such date is the first day of a month, in which case the Final Leasing Record shall be dated such date. For Nuclear Material not previously covered by an Interim Leasing Record, the Final Leasing Record shall be dated the date that the Lessor first makes any payment with respect to the Acquisition Cost of such Nuclear Material. A Final Leasing Record shall set forth a full description of such Nuclear Material, the Acquisition Cost thereof, the BTU Charge, the location, and such other details with respect to such Nuclear Material upon which the parties may agree.

                (c)  Payment of Nuclear Material Costs.

             (i) [On the Closing, the Lessor shall pay Prudential the Stipulated Casualty Value (as defined in the Original Lease) of the Nuclear Material then subject to the Original Lease and related costs and expenses in connection therewith.]

            (ii) From time to time after the Closing, invoices of Manufacturers, or of other Persons performing services, covering Nuclear Material shall be forwarded to the Lessor in care of the Lessee at the Lessee's address. Upon receipt by the Lessee of an invoice covering Nuclear Material, the Lessee shall review such invoice and, upon the Lessee's approval thereof, the Lessee shall forward such invoice endorsed with the Lessee's approval to the Lessor, together with a Leasing Record completed and signed by a Lessee Representative covering such Nuclear Material. The Lessee's invoice for any cost incurred by it and includable in the Acquisition Cost of any Nuclear Material shall be forwarded to the Lessor and to the Secured Parties, together with a Leasing Record completed and signed by a Lessee Representative covering such costs. After receipt of such invoice and Leasing Record, in form and substance satisfactory to the Lessor, the Lessor, subject to the limitation on Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, shall pay such invoice as provided therein or in the related purchase agreement and shall execute the Leasing Record and return a copy of such Leasing Record to the Lessee and the Secured

      Parties. The Leasing Record shall be dated as provided for in this Lease Agreement. In the event that the Acquisition Cost of the Nuclear Material covered by any Leasing Record has been paid or incurred by the Lessee, the Lessor, subject to the limitation on Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4 shall promptly reimburse the Lessee for the amount of the Acquisition Cost paid or incurred by the Lessee.

                (iii) The Lessee shall: (A) pay all costs and expenses of freight, packing, insurance, handling, storage, shipment and delivery of the Nuclear Material to the extent that the same have not been included in the Acquisition Cost, and (B) at its own cost and expense, furnish such labor, equipment and other facilities and supplies, if any, as may be required to install and erect the Nuclear Material to the extent that the cost and expense thereof have not been included in the Acquisition Cost. Such installation and erection shall be in accordance with the specifications and requirements of each Manufacturer. The Lessor shall not be liable to the Lessee for any failure or delay in obtaining Nuclear Material or making delivery thereof.

                (d) Intermingling of Fuel Assemblies. Subject to the provisions of Section 10(h) hereof, the Nuclear Material shall be owned exclusively by the Lessor and leased to the Lessee under this Lease Agreement. Prior to the fabrication of Nuclear Material into a completed fuel assembly or sub-assembly or while such Nuclear Material is being reprocessed, the Lessee will cause or permit such Nuclear Material to be fabricated or assembled only into fuel assemblies or sub-assemblies owned by the Lessor and leased under this Lease Agreement. However, fuel assemblies or sub-assemblies owned by the Lessor and leased to the Lessee hereunder may be intermingled in the Generating Facility with fuel assemblies or sub-assemblies not owned by the Lessor and leased to the Lessee under this Lease Agreement, provided that such assemblies or sub-assemblies owned by the Lessor shall be readily identifiable by serial number or other distinguishing marks.

           7. No Warranties or Representation by Lessor. THE NUCLEAR MATERIAL IS LEASED AS-IS, WHERE-IS, IN THE CONDITION THEREOF AND SUBJECT TO THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, THE STATE OF THE TITLE THERETO, THE RIGHTS OF OWNERSHIP THEREIN AND TO ALL APPLICABLE LAWS, RULES, REGULATIONS, ORDERS, WRITS, INJUNCTIONS, DECREES, CONSENTS, APPROVALS, EXEMPTIONS, AUTHORIZATIONS, LICENSES AND WITHHOLDING OF OBJECTIONS OF ANY GOVERNMENTAL OR PUBLIC BODY OR AUTHORITY AND ALL OTHER REQUIREMENTS HAVING THE FORCE OF LAW APPLICABLE AT ANY TIME TO ANY OF THE NUCLEAR MATERIALS OR ANY ACT OR TRANSACTION WITH RESPECT THERETO OR PURSUANT TO THIS LEASE AGREEMENT, IN EACH CASE AS IN EXISTENCE WHEN THE SAME FIRST BECOMES SUBJECT TO THIS LEASE AGREEMENT, WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND BY THE LESSOR OR ANY SECURED PARTY OR ANY PERSON ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY. THE LESSEE ACKNOWLEDGES AND

 AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES, NOR ANY COMPANY, PERSON OR FIRM CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM NOR ANY OTHER PERSON ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY HAS HAD AT ANY TIME PHYSICAL POSSESSION OF ANY PORTION OF THE NUCLEAR MATERIAL, HAS MADE ANY INSPECTION THEREOF, HAS GIVEN ANY ADVICE TO THE LESSEE OR HAS MADE ANY RECOMMENDATION TO THE LESSEE WITH RESPECT TO THE CHOICE OF THE SUPPLIER, VENDOR OR PROCESSOR OF THE NUCLEAR MATERIAL OR WITH RESPECT TO THE PROCESSING, MILLING, CONVERSION, ENRICHMENT, FABRICATION, CONTAINERIZATION, TRANSPORTATION, UTILIZATION, STORAGE OR REPROCESSING OF THE SAME. THE LESSEE ALSO ACKNOWLEDGES AND AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES, NOR ANY COMPANY, PERSON OR FIRM CONTROLLING,
 CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM, NOR ANYONE ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY HAS MADE ANY WARRANTY OR OTHER REPRESENTATION, EXPRESS OR IMPLIED, THAT THE NUCLEAR MATERIAL LEASED OR TO BE LEASED UNDER THIS LEASE AGREEMENT (a) WILL NOT RESULT IN INJURY OR DAMAGE TO PERSONS OR PROPERTY, (b) WILL BE USEABLE BY THE LESSEE OR WILL ACCOMPLISH THE RESULTS WHICH THE LESSEE INTENDS FOR SUCH NUCLEAR MATERIAL OR
 (c) IS SAFE IN ANY MANNER OR RESPECT. THE LESSEE ALSO ACKNOWLEDGES AND AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND
 EMPLOYEES,  NOR  ANY   COMPANY,  PERSON   OR  FIRM   CONTROLLING,
 CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM, AND ANYONE ACTING ON BEHALF OF ANY OF THEM IS A MANUFACTURER OR ENGAGED IN THE SALE OR DISTRIBUTION OF NUCLEAR MATERIAL AND THAT NONE OF THE FOREGOING PERSONS HAS MADE OR DOES HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, USEABILITY, DURABILITY, SUITABILITY OR CONSEQUENCES OF USE OR MISUSE OF THE NUCLEAR MATERIAL IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES OR USES OF THE LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED.

           8.   Lease  Term;  Early  Termination;  Termination  of
 Leasing Record.

                (a) The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Nuclear Material for the term provided in this Lease Agreement and subject to the terms and provisions hereof.

                (b) This Lease Agreement shall become effective at 12:01 A.M., Eastern time, on the Closing, and, unless earlier terminated as provided in Sections 8(c), 17 or 18, the term of this Lease Agreement shall end at the close of business on the later of (i) the date on which there is no outstanding principal of, or interest or premium, if any, on any of the Outstandings or
 (ii) the Termination Date but in each case in no event later than November 1, 2015.

                (c) In the event that during the term of this Lease Agreement, the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement, the Lessee shall have the option, exercisable at any time beginning [___] days before such Termination Date upon written notice to the Lessor and the Secured Parties prior to such Termination Date to purchase all (but not less than all) of the Nuclear Material [and any spent fuel related thereto for which title has not been transferred to the Lessee] for a purchase price equal to the Stipulated Casualty Value of such Nuclear Material at the time of such purchase plus [(A) any Additional Rent due and payable at the time of such purchase or (B) the Termination Rent.] If the Lessee exercises such purchase option, the purchase of the Nuclear Material shall occur on such date, on or prior to such Termination Date, as may be agreed upon by the Lessor and the Lessee and of which the Lessee has given the Secured Parties prior written notice. Upon receipt of payment of the purchase price, the Lessor shall deliver to the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to the Nuclear Material [and any spent fuel related thereto for which title has not been transferred to the Lessee] to the Lessee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, including, without limitation, UCC-3 termination statements [(but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement)]. The later of (i) the date on which there is no outstanding principal of, or interest or premium, if any, on any of the Outstandings or (ii) the date of any sale by the Lessor of all of the Nuclear Material as provided in this
 Section 8(c) shall constitute the Termination Settlement Date, and this Lease Agreement shall terminate as of such date.

                (d) In the event that during the term of this Lease Agreement the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement and the Lessee shall not have exercised its option to purchase pursuant to Section 8(c), the Lessee shall attempt to sell, or if no sale is possible, to otherwise convey, on behalf of the Lessor, ownership of the Nuclear Material to a third party not disqualified by any applicable statute, law, regulation or agreement from acquiring such Nuclear Material, and, upon prior written notice to the Lessor and the Secured Parties of the terms and date of such sale, the Lessor shall furnish title papers as may be necessary to effect such sale or conveyance on an as-is, where-is, non-installment, cash sale basis, without recourse to or warranty or agreement of any kind by the Lessor. The proceeds of such sale or conveyance shall be paid to the Lessor, and any amount so paid shall constitute a credit against the amount of the Stipulated Casualty Value payable by the Lessee under Section 8(e); provided, however, that any proceeds of such sale or conveyance in excess of the amount payable by the Lessee under
 Section 8(e) shall be retained by the Lessee.

                (e) On the Termination Date unless the Lessee shall have exercised its purchase option set forth in Section 8(c) and paid the Lessor the purchase price of the Nuclear Material as provided therein, the Lessee shall pay to the Lessor an amount equal to the sum of (i) the Stipulated Casualty Value of all Nuclear Material leased under this Lease Agreement as of such Termination Date and of all Nuclear Material sold or conveyed pursuant to Section 8(d) (less any credit provided in
 Section 8(d)), and (ii) the Termination Rent as of such Termination Date. Upon receipt of such payment, the Lessor shall deliver to the Lessee or any designee of the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] to the Lessee or the Lessee's designee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, including, without limitation, UCC-3 termination statements (but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement).

                (f) In the event that during the term of this Lease Agreement, the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement, all obligations of the Lessor and Lessee under this Lease Agreement with respect to the Nuclear Material, including the obligation of the Lessee to pay Basic Rent and the obligation of the Lessor to acquire and pay for the Nuclear Material and to lease the same to the Lessee shall terminate on the date on which the Lessor receives the payment specified in Section 8(c) or Section 8(e).

                (g)  The Lessee shall deliver to the Lessor and to
 the Secured Parties a Rent Due and SCV Confirmation Schedule in the form of Exhibit F within thirty (30) days following the date on which any Nuclear Material or spent fuel resulting from the Nuclear Material is removed from the reactor of the Generating Facility for purposes of "cooling-off" preliminary to reprocessing or permanent on-site safe storage and/or off-site disposal. If the Lessee elects within thirty (30) days following the receipt by the Lessor of such Rent Due and SCV Confirmation Schedule to extend the lease term for the purposes of reprocessing any such Nuclear Material, then the Lessor and the Lessee shall enter into an Interim Leasing Record with respect to such Nuclear Material in its then condition. In all other cases, the Final Leasing Record with respect to any such Nuclear Material or spent fuel resulting from such Nuclear Material shall be terminated and the Lessee shall immediately pay to the Lessor all amounts, including the Stipulated Casualty Value, if any, with respect to such Nuclear Material or spent fuel resulting from such Nuclear Material, and, upon receipt thereof, the Lessor shall deliver to the Lessee or to any designee of the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to such Nuclear Material or spent fuel resulting from such

 Nuclear Material to the Lessee or the Lessee's designee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens[, including, without limitation, UCC-3 termination statements] [(but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement).]

           9. Payment of Rent; Payments with Respect to the Lessor's Financing Costs.

                (a) Basic Rent. The Lessee shall pay Basic Rent monthly in arrears on the first day of the next succeeding month. If such last day of the month or first day of the lease term is not a Business Day, then payment shall be made on the next succeeding Business Day.

                (b) Additional Rent. In addition to the Basic Rent, the Lessee will also pay from time to time as provided in this Lease Agreement or on demand of the Lessor, all Additional Rent on the due date thereof. In the event of any failure by the Lessee to pay any Additional Rent, the Lessor shall have all the rights, powers and remedies as in the case of failure to pay Basic Rent.

                (c) Prepayments of Basic Rent. The Lessee may prepay Basic Rent at any time. Such payment shall be credited against subsequent amounts owed by the Lessee on account of Basic Rent.

                (d) Wire Payment Procedure for Paying Basic Rent. All payments of Rent and other payments to be made by the Lessee to the Lessor pursuant to this Lease Agreement shall be paid to the Lessor (or, at the Lessor's request, to the Secured Parties) in lawful money of the United States in Collected Funds by wire transfer pursuant to Section 3.03 of the Credit Agreement. The Lessee shall furnish to the Lessor and the Secured Parties each month during the term of the Lease Agreement a summary of the rental calculations for such month covering all outstanding Leasing Records. On each Basic Rent Payment Date, the Lessee shall deliver to the Lessor and the Secured Parties a signed and completed Rent Due and SCV Confirmation Schedule. The Lessee shall be responsible for the accuracy of the matters contained in all such schedules delivered by the Lessee pursuant to the provisions of this Lease Agreement.

           10. Compliance with Laws; Restricted Use of Nuclear Material; Assignments; Permitted Liens; Spent Fuel.

                (a)  Compliance with Legal Requirements.   Subject
 to the provisions of Section 11 hereof, the Lessee agrees to comply with all Legal Requirements.

                (b) Recording of Title. The Lessee shall promptly and duly execute, deliver, file and record all such further counterparts of this Lease Agreement or such certificates, Bills of Sale, financing and continuation statements and other instruments as may be reasonably requested by the Lessor and take such further actions as the Lessor shall from time to time reasonably request, in order to establish, perfect and maintain the rights and remedies created or intended to be created in favor of the Lessor and the Secured Parties under this Lease Agreement and the Lessor's title to and interest in the Nuclear Material as against the Lessee or any third party in any applicable jurisdiction.

                (c) Exclusive Use of Nuclear Material. So long as no Lease Event Default shall have occurred and be continuing, the Lessee may use the Nuclear Material in the regular course of its business or in the business of any subsidiary or affiliate of the Lessee, and, subject to Section 3(d) and upon thirty (30) days' prior notice in writing to the Lessor and the Secured Parties, or upon such shorter prior notice in writing promptly given upon the Lessee's receipt of notice from any Manufacturer that the Nuclear Material is to be moved, and at the Lessee's sole expense (without limiting the Lessee's rights to request payment by the Lessor of such expense as provided in Section 6 hereof) move such Nuclear Material to any jurisdiction approved in writing by the Lessor in the contiguous forty-eight (48) states of the United States of America and the District of Columbia for the purpose of having services performed on such Nuclear Material in connection with any stage of the Nuclear Material Cycle other than Heat Production and the "cooling off" stage, provided that (i) no such movement of the Nuclear Material shall materially reduce the then fair market value of such Nuclear Material, (ii) such Nuclear Material shall be and remain the property of the Lessor, subject to this Lease Agreement, and
 (iii) all Legal Requirements (including, without limitation, all necessary government consents, permits and approvals) shall have been met or obtained by the Lessee, on its own behalf and on behalf of the Lessor, and all necessary recordings, filings and registrations or recordings, filings and registrations which the Lessor shall reasonably consider advisable shall have been duly made in order to protect the validity and effectiveness of this Lease Agreement and the security interest created in the Security Agreement. At least once each year, or more frequently if the Lessor reasonably so requests, the Lessee shall advise the Lessor and the Secured Parties in writing where all Nuclear Material as of such date is located. The Lessee shall maintain and make available to the Lessor for examination upon reasonable notice complete and adequate records pertaining to receipt, possession, use, location, movement, physical inventories and any other information reasonably requested by the Lessor with respect to the Nuclear Material.

                (d) Additional Lessee Covenants. The Lessee agrees to use every reasonable precaution to prevent loss or damage to the Nuclear Material. All individuals handling or operating Nuclear Material in the possession of the Lessee shall be conclusively presumed not to be agents of the Lessor. The

 Lessee shall cooperate fully with the Lessor and all insurance companies and governmental agencies providing insurance under
 Section 12 hereof in the investigation and defense of any claims or suits arising from the licensing, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, operating, disposing, fabricating and reprocessing of the Nuclear Material. To the extent required by any applicable law or regulation, the Lessee shall attach to the Nuclear Material the form of required notice to protect or disclose the ownership of the Lessor or that the Nuclear Material is leased. So long as no Lease Event of Default shall have occurred and be continuing, the Lessor will assign or otherwise make available to the Lessee all of its rights under any Manufacturer's warranty on Nuclear Material. The Lessee shall pay all costs, expenses, fees and charges, except Acquisition Costs, incurred by the Lessee in connection with the use and operation of the Nuclear Material during the term of the lease of such Nuclear Material. The Lessee hereby assumes all risks of loss or damage of Nuclear Material however caused and shall, at its own expense, keep the Nuclear Material in good operating condition and repair, reasonable wear and tear, obsolescence and exhaustion excepted.

                (e) Assignment by Lessor. Except as otherwise herein provided, the Lessor may not, without the prior written consent of the Lessee, sell, assign, transfer or convey the
 Nuclear Material or any interest therein or in the Lease Agreement, or grant to any party a security interest in, or create a lien or encumbrance upon, all or any part of its right, title and interest in this Lease Agreement and in any Nuclear Material. After receipt by the Lessee of written notice from the Lessor of any assignment by the Lessor of Rents or other sums payable by the Lessee under this Lease Agreement, the Lessee shall make such payments as directed in such notice of assignment, and such payments shall discharge the obligations of the Lessee hereunder to the extent of such payments. The Lessee hereby consents to the security interest and other rights and interests granted to the Secured Parties under the Security Agreement, dated as of the date first above written.

                (f) Liens; Permitted Liens. The Lessee will not directly or indirectly create or permit to be created or to remain and will discharge any Lien with respect to the Nuclear Material or any portion thereof, or upon the Lessee's leasehold interest therein, or upon the Basic Rent, Additional Rent, or any other sum payable under this Lease Agreement, other than Permitted Liens [and other Liens resulting from acts of the Lessor or securing obligations of the Lessor which the Lessee is not obligated to pay or discharge under the terms of this Lease Agreement.]

                (g) Assignment by Lessee. Notwithstanding any provision of this Lease Agreement to the contrary, subject to applicable laws and regulations and so long as no Lease Event of Default shall have occurred and be continuing, the Lessee may sublease the Nuclear Material provided that (i) the Lessee has given prior written notice of such sublease to the Lessor, (ii) such sublease is not inconsistent with, and is expressly subject to, this Lease Agreement and (iii) such sublease does not in any way limit or affect the Lessee's duties and obligations under this Lease Agreement.

                (h) Transfer of Title to Manufacturers. The parties recognize that, during the processing and reprocessing of Nuclear Material before and after its utilization in the Generating Facility for the production of power, the Manufacturer performing services on the Nuclear Material may require that title thereto be transferred to such Manufacturer and/or that the Nuclear Material be commingled with other nuclear material, with an obligation for the Manufacturer, upon completion of the services, to reconvey a specified amount of nuclear material. The standard enrichment contracts of the Department of Energy contain such provisions. Therefore, the parties agree that (i) Nuclear Material may become subject to such a contract provision and that the action contemplated by such a provision may be taken, notwithstanding any provision of this Lease Agreement to the contrary, (ii) as between the Lessor and the Lessee, such Nuclear Material shall be deemed to remain leased under this Lease Agreement while title thereto is in the Manufacturer, and
 (iii) the nuclear material exchanged by the Manufacturer upon completion of its services shall be automatically leased under this Lease Agreement in substitution for the Nuclear Material originally delivered to the Manufacturer.

                (i) Substitution of Nuclear Material. The Lessee shall be permitted to exchange Nuclear Material for other Nuclear Material of equal or greater fair market value provided that the Lessor receives title to such substituted Nuclear Material free and clear of any Lien other than such Liens as may be created by the Security Agreement or permitted under Section 10(h). Any additional costs incurred in order to effect such an exchange shall be paid by the Lessor in accordance with the procedures set forth in Section 6(c) and shall be added to the Acquisition Cost of the Nuclear Material. A supplemental Leasing Record dated the date that the Lessor makes such further payment shall be signed by the Lessor and the Lessee to record the revised Acquisition Cost and shall include a full description of the substituted Nuclear Material, notice of any change in location and such additional details upon which the parties may agree.

                (j) Spent Fuel. Without the consent of the Lessor, the Lessee shall not permit any Nuclear Material, which shall have been removed from a Generating Facility for the purpose of "cooling-off," storage, repair or reprocessing to be removed from the site of the Generating Facility unless (i) the new site of such Nuclear Material is a facility maintaining liability insurance and indemnification fully insuring and indemnifying the Lessor, the Lessee and the Secured Parties under the Atomic Energy Act and any other applicable law, rule or regulation, and (ii) except if the lease term is extended pursuant to the second sentence of Section 8(g), the lease of such Nuclear Material shall, concurrently with its removal from the Generating Facility, be terminated by the Lessee pursuant to the provisions of Section 8 or 18 hereof, as applicable, with the Lessee acquiring the ownership thereof pursuant to Section 8(e), 8(g) or Section 18(c), as applicable.

           11. Permitted Contests. The Lessee at its expense may, in its own name or, if necessary and permitted, in the name of the Lessor (and, if necessary but not so permitted, the Lessee may require the Lessor to) contest after prior notice to the Lessor, by appropriate legal or administrative proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition or Lien therefor, or any Legal Requirements or Insurance Requirements, or any matter underlying Lessee's indemnity obligations under Section 13 hereof, or any other Lien or contract or agreement referred to in Section 10(f) hereof; provided that (i) in the case of an unpaid Imposition or Lien therefor, such proceedings shall suspend the collection of such Imposition or the enforcement of such Lien against the Lessor,
 (ii) neither the Lessee's use of the Nuclear Material or any portion thereof nor the taking of any step necessary or proper with respect to such Nuclear Material in any stage of the Nuclear Material Cycle nor the performance of any other act required to be performed by the Lessee under this Lease Agreement would be enjoined, prevented or otherwise interfered with, (iii) the Lessor would not be subject to any additional civil liability
 (other than interest which the Lessee agrees to pay) or any criminal liability for failure to pay any such Imposition or to comply with any such Legal Requirements or Insurance Requirements or any such other Lien, contract or agreement, and (iv) the Lessee shall have set aside on its books adequate reserves (in accordance with generally accepted accounting principles) and shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by the Lessor. The Lessee will pay, and save the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties harmless against, all losses, judgments, decrees and costs, including attorneys' fees and expenses, in connection with any such contest and will, promptly after the determination of such contest, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interest, costs and expenses incurred in connection with such contest. All rights and indemnification obligations under this Section 11 and each other indemnification obligation in favor of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties under this Lease Agreement shall survive any termination of this Lease Agreement or of the lease of any Nuclear Material hereunder.

           12. Insurance; Compliance with Insurance Requirements. The Lessee shall comply with all Insurance Requirements and with all Legal Requirements pertaining to insurance. Without limiting the foregoing:

                (a)  Liability and Casualty Insurance.  The Lessee
 shall, at its own cost and expense, procure and maintain, or cause to be procured and maintained, liability insurance and indemnification with respect to the Nuclear Material insuring and indemnifying the Lessor, the Owner Trustee, U.S. Trust, the Lessee, and the Secured Parties to the full extent required or available, whichever may be greater, under the Atomic Energy Act or under any other applicable law, rule or regulation. In the event the provisions of the Atomic Energy Act with respect to liability insurance and the indemnification of owners, licensees and operators of Nuclear Material or any other provisions of the Atomic Energy Act which benefit the Lessor, the Owner Trustee, U.S. Trust or the Secured Parties shall change, then the Lessee shall use its best efforts to obtain equivalent insurance and indemnification agreements from the Nuclear Regulatory Commission or from such other public and/or private sources from which such coverage is available. The Lessee shall also, at its own cost and expense, procure and maintain, or cause to be procured and maintained, physical damage insurance with respect to the Nuclear Material insuring the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties against loss or damage to the Nuclear Material in a manner which is consistent at all times with current prudent utility industry practice in the United States; provided, however, that the Lessee shall in any event maintain physical damage insurance coverage for its Three Mile Island Unit 1 nuclear generating station site, including the Nuclear Material, in an amount not less than [$1.11 billion.] Such liability and physical damage insurance and indemnification agreements may be subject to deductible amounts which do not
 exceed  in   the  aggregate   $5,000,000,  and  the   Lessee  may
 self-insure with respect to such liability and physical damage insurance and indemnification agreements to the extent of $5,000,000, provided that such deductible amounts and such self-insurance are permitted under all applicable law, rules and regulations.

                (b) Third Parties; Insurance Requirements. The Lessee shall use its best efforts to provide that the Nuclear Material, while in the possession of third parties, is covered for liability insurance and indemnification to the maximum extent available, and for physical damage insurance in an amount not less than the Stipulated Casualty Value of such Nuclear Material. To the extent that any such third party is maintaining such insurance coverage for the Nuclear Material, the Lessee shall have no obligation to do so under this Lease Agreement.

                (c) Named Insureds; Loss Payees. The Lessee shall provide for the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent to be named additional insureds where possible, and, with respect to physical damage coverage, named loss payees to the full extent of their interests in all insurance policies and indemnification agreements relating to the Nuclear Material required under this Section. All such policies and, where possible, indemnification agreements, shall provide for at least ten (10) days' prior written notice to the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent of any cancellation or material alteration of such policies.

                (d)  Insurance  Certificates.   The  Lessee shall,
 upon request of the Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent, provide the Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent, as the case may be, with copies of the policies or insurance certificates in respect of the insurance procured pursuant to the provisions of this Section and shall advise the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent of all expirations and renewals of policies and all notices issued by the insurers with respect to such policies. Within a six-month period from the execution of this Lease Agreement and at yearly intervals thereafter, the Lessee shall furnish to the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent a certificate as to the insurance coverage provided pursuant to this Section and shall further give notice as to any material change in the nature or availability of such coverage, including any material change whatsoever in the provisions of the Atomic Energy Act or any other applicable law, rule or regulation with respect to liability insurance and indemnification, or, immediately after the Lessee becomes aware, or should reasonably be expected to become aware, of any material change in the application, interpretation or enforcement thereof. The Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent shall be under no duty to examine such insurance policies or indemnification agreements or to advise the Lessee in case the Lessee is not in compliance with any Insurance Requirements.

           13. Indemnity. Without limitation of any other provision of this Lease Agreement, including Section 11, the Lessee agrees to indemnify and hold harmless each of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties and all companies, persons or firms controlling, controlled by, or under common control with any of them and the respective shareholders, directors, officers and employees of the foregoing against any and all claims, demands and liabilities of whatever nature and all costs, losses, damages, obligations, penalties, causes of action, judgments and expenses (including attorneys' fees and expenses) directly or indirectly relating to or in any way arising out of:

                (a) defects in title to Nuclear Material upon acquisition by the Lessor or in ownership of and interest in the Nuclear Material (the term "Nuclear Material" when used in this Section 13 shall include, in addition to all other Nuclear Material, nuclear material the lease of which has been terminated and which is in storage, or is being transported to storage, and which has not been sold or disposed of by the Lessor to the Lessee or to a third party);

                (b) the ownership, licensing, ordering, rejection, use, nonuse, misuse, possession, control, installation, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, operating, disposing, fabricating, channelling, refining, milling, enriching, conversion, cooling, processing, condition, operation, inspection, repair and reprocessing of the Nuclear Material, or resulting from the condition of the environment including the adjoining and/or underlying land, water, buildings, streets or ways, except to the extent that such costs are included in the Acquisition Cost of such Nuclear Material within the limits specified in Section 4 (or within any change of such limits agreed to in writing by the Lessor and the Lessee) and except for any general administrative expenses of the Secured Parties and of their representatives;

                (c) the assertion of any claim or demand based upon any infringement or alleged infringement of any patent or other right, by or in respect of any Nuclear Material; provided, however, that the Lessor shall have made available to the Lessee all of the Lessor's rights under any similar indemnification from the Manufacturer of such Nuclear Material under any Nuclear Material Contract;

                (d) all federal, state, county, municipal, foreign or other fees and taxes of whatever nature including, but not limited to, license, qualification, franchise, sales, use, business, gross receipts, ad valorem, property, excise, and occupation fees and taxes and penalties and interest thereon, whether assessed, levied against or payable by the Lessor or any Secured Party or to which the Lessor or any Secured Party is subject with respect to the Nuclear Material or the Lessor's or any Secured Party's ownership thereof or interest therein or the licensing, ordering, ownership, use, possession, control, acquisition, storage, containerization, transportation, blending, milling, enriching, transfer, consumption, leasing, insuring, operating, disposing, fabricating, channelling, refining, conversion, cooling and reprocessing of Nuclear Material or measured in any way by the value thereof or by the business of investment in, financing of or ownership by the Lessor or any Secured Party with respect thereto; provided, however, that the Lessee shall not be obligated to indemnify any Secured Party for any taxes, whether federal, state or local, based on or measured by net income of any Secured Party where taxable income is computed in substantially the same manner as taxable income is computed under the Code;

                (e) any injury to or disease, sickness or death of persons or loss of or damage to property occurring through or resulting from any Nuclear Incident involving or connected in any way with the Nuclear Material or any portion thereof;

                (f) any violation, or alleged violation, of this Lease Agreement by the Lessee or of any contracts or agreements to which the Lessee is a party or by which it is bound or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection, of any governmental or public body or authority and all other requirements having the force of law applicable at any time to the Nuclear Material or any action or transaction by the Lessee with respect thereto or pursuant to this Lease Agreement;

                (g) performance of any labor or service or the furnishing of any materials in respect of the Nuclear Material or any portion thereof, except to the extent that such costs are included in the Acquisition Cost of such Nuclear Material within the limits specified in Section 4 (or within any change of such limits agreed to in writing by the Lessor and the Lessee); or

                (h) liabilities based upon a theory of strict liability in tort, negligence or willful acts to the extent that such liabilities relate to the Nuclear Material or any action or transaction with respect thereto or pursuant to this Lease Agreement.

 The Lessee shall, upon demand, reimburse the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties, as the case may be, for any sum or sums expended with respect to any of the foregoing or advance such amount, upon request by the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or such other party for payment thereof. With respect solely to the Lessor, the amount of any payment obligation of the Lessee under this Section 13 shall be determined on a net, after-tax basis, taking into account any tax benefit to the Lessor. Notwithstanding the foregoing, the Lessee shall not indemnify or hold harmless the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties for (i) any claims, demands, liabilities, costs or expenses which arise, result from or relate to obligations of such party as an insurer under contracts or agreements of insurance or reinsurance or (ii) any liability arising from the willful misconduct or gross negligence of the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties; provided, however, that the Lessee shall in any event indemnify and hold harmless the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties and other indemnified parties for that part of any such liability to which the Lessee has contributed. Without limiting any of the foregoing provisions of this Section 13, to the extent that the Lessee in fact indemnifies the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or such other party under this indemnity provision, the Lessee shall be subrogated to the rights of the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties and such other party in the affected transaction and shall have a right to determine the settlement of claims with respect to such transaction, provided that any such rights to which the Lessee shall be subrogated shall be subordinate and subject in right of payment to the prior payment in full of all liabilities to the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties of the person or entity in respect of which such rights exist. The Lessor shall claim, on a timely basis, any refund to which it may be entitled with respect to any fees or taxes for which the Lessor has sought indemnification from the Lessee under Section

 13(d), shall take all steps necessary to prosecute diligently such claim and shall pay over to the Lessee any refund (together with any interest received thereon) recovered by the Lessor with respect to such fees or taxes as soon as practicable following receipt thereof, provided that the Lessee shall have previously indemnified the Lessor with respect to such fees or taxes. The Owner Trustee, U.S. Trust and the Secured Parties, at the expense of the Lessee, (i) shall cooperate with the Lessee in such manner as the Lessee shall reasonably request in order to claim, on a timely basis, any refund to which the Owner Trustee, U.S. Trust or the Secured Parties may be entitled with respect to any fees or taxes for which the Lessee has indemnified the Owner Trustee, U.S. Trust or any Secured Party or for which the Lessee has an obligation to indemnify the Owner Trustee, U.S. Trust or the Secured Parties under Section 13(d) (provided that the Lessee is not in default of such obligation) if such cooperation is necessary in order to claim such refund, (ii) shall take all steps which the Lessee shall reasonably request which are necessary to prosecute such claim, and (iii) shall pay over to the Lessee any refund (together with any interest received thereon) recovered by the Owner Trustee, U.S. Trust or any Secured Party with respect to such fees or taxes as soon as practicable following receipt thereof, provided that the Lessee shall have previously indemnified the Owner Trustee, U.S. Trust or such Secured Party with respect to such fees or taxes. All rights and indemnification obligations under this Section 13, and each other indemnification obligation in favor of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties under this Agreement, shall survive any termination of this Lease Agreement or of the lease of any Nuclear Material hereunder.

           14.  Casualty and  Other Events.    Upon the occurrence
 of any one or more of the following events:

                (a) the loss, destruction or damage beyond repair of any Nuclear Material, or

                (b) the commandeering, condemnation, attachment or loss of use to the Lessee of any Nuclear Material by reason of the act of any third party or governmental instrumentality or the deprivation or loss of use to the Lessee of any Nuclear Material for any other reason, other than by reason of a Lease Event of Default, for a period exceeding ninety (90) days; or

                (c) a determination by the Lessee in its sole discretion that any Nuclear Material is no longer useful to the Lessee, provided, however, that (i) no Lease Event of Default has occurred and is continuing, and (ii) no such determination may be made by the Lessee with respect to any Nuclear Material prior to [November 1, 1998];

           Then, in any such case, the Lessee promptly shall give written notice to the Lessor and the Secured Parties of any such event, and upon the earlier of (i) ten (10) days following receipt of any insurance or other proceeds paid with respect to the foregoing or (ii) one hundred and twenty (120) days after the occurrence of any such event, the Lessee shall pay to the Lessor an amount equal to the then Stipulated Casualty Value of such Nuclear Material, together with any Basic Rent and Additional Rent then due with respect to such Nuclear Material. The lease of such Nuclear Material hereunder and the obligation of the Lessee to pay Basic Rent and Additional Rent with respect to such Nuclear Material shall continue until the day on which the Lessor receives payment of such Stipulated Casualty Value, Basic Rent and Additional Rent. Upon the giving of written notice of the occurrence of such an event, the Lessee shall promptly use its best efforts to sell, or, if no sale is possible, to otherwise convey, on behalf of the Lessor, ownership of such Nuclear Material to a third party not disqualified by any applicable statute, law, regulation or agreement from acquiring such Nuclear Material, and the Lessor shall furnish title papers as may be necessary to effect such sale or conveyance on an as-is, where-is, non-installment, cash sale basis without recourse to or warranty or agreement of any kind by the Lessor. Any such sale or conveyance shall be effected on or before the date one hundred and twenty (120) days after the date of the occurrence of such event. The proceeds of such sale or conveyance shall be paid to the Lessor, and any amount so paid shall constitute a credit against the amount of the Stipulated Casualty Value payable by the Lessee under this Section 14.

           15. Nuclear Material to Remain Personal Property. It is expressly understood and agreed that the Nuclear Material shall be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty and notwithstanding any law or custom or the provisions of any lease, mortgage or other instrument applicable to any such realty. The Lessee agrees to indemnify the Lessor and the Secured Parties against, and to hold the Lessor and the Secured Parties harmless from, all losses, costs and expenses (including reasonable attorneys' fees and expenses) resulting from any of the Nuclear Material becoming part of any realty. Upon termination of the lease of any Nuclear Material, any costs of removal, transportation, storage and delivery of such Nuclear Material shall be paid by the Lessee. The Lessor and the Secured Parties shall not be liable for any physical damage caused to any realty or any building by reason of the removal of the Nuclear Material therefrom.

           16. Events of Default. (a) Each of the following events of default by the Lessee shall constitute a "Lease Event of Default" and give rise to the rights on the part of the Lessor described in Section 17 hereof:

                  (i) Default in the payment of Basic Rent or Additional Rent, if any, on the date on which such payment is due and the continuance of such default for five (5) days;

                 (ii)     Default  in  the payment  of Termination
      Rent;

                (iii)     The  Lessee  shall   fail  to   maintain
      liability and casualty insurance pursuant to its obligations under Section 12(a) of this Lease Agreement;

                 (iv) The Lessee shall fail to perform its obligations to purchase Nuclear Material pursuant to Section 8(e) of this Lease Agreement;

                  (v) Any representation or warranty or statement made by the Lessee (or any of its officers) herein or in connection with this Lease Agreement shall prove to be incorrect or misleading in any material respect when made;

                 (vi) Default in the payment or performance of any other material liability or obligation or covenant of the Lessee to the Lessor, and the continuance of such default for thirty (30) days after written notice to the Lessee sent by registered or certified mail;

                (vii) The Lessee suspends or discontinues its business operations or becomes insolvent (however such insolvency may be evidenced) or admits insolvency or bankruptcy or its inability to pay its debts as they mature, makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver for the Lessee or for the major part of its property;

               (viii) The institution of bankruptcy, reorganization, liquidation or receivership proceedings for relief under any bankruptcy law or similar law for the relief of debtors by or against the Lessee and, if instituted against the Lessee, its consent thereto or the pendency of such proceedings for sixty (60) days;

                 (ix) An event of default (the effect of which is to permit the holder or holders of any instrument, or the trustee or agent on behalf of such holder or holders, to cause the indebtedness evidenced by such instrument to become due prior to its stated maturity) shall occur under the provisions of any instrument evidencing indebtedness for borrowed money of the Lessee in a principal amount equal to at least $20,000,000 or if any obligation of the Lessee for the payment of such indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due and is not paid within the applicable cure period, if any, provided for the payment of such indebtedness under such instrument;

                  (x) An event of default shall occur under the provisions of any Basic Document and such default shall have continued beyond any applicable cure period.

                 (xi) A final judgment in an amount in excess of $20,000,000 is rendered against the Lessee, and within thirty (30) days after the entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within thirty (30) days after the expiration of any such stay, such judgment is not discharged; or

                (xii) Other than pursuant to a condemnation proceeding, any court, governmental officer or agency shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of the Lessee.


           17.  Rights  of the Lessor Upon Default of the Lessee.
 Upon the occurrence of any Lease Event of Default, the Lessor may, in its discretion, and shall, at the direction of the Secured Parties, do one or more of the following:

                (a) Terminate the lease term of any or all Nuclear Material upon five (5) days written notice to the Lessee sent by registered or certified mail;

                (b) Whether or not any lease of any Nuclear Material is terminated, and, subject to any applicable law or regulation, take immediate possession of any or all Nuclear Material or cause such Nuclear Material to be taken from the possession of the Lessee, and/or take immediate possession of and remove other property of the Lessor in the possession of the Lessee, wherever situated and for such purpose enter upon any premises without liability for so doing or require the Lessee, at the Lessee's expense, to deliver the Nuclear Material, properly containerized and insulated for shipping to the Lessor or to such other person as the Lessor may designate, in which case the risk of loss shall be upon the Lessee until such delivery is made;

                (c) Whether or not any action has been taken under (a) or (b) above, and subject to any applicable law or regulation, sell any Nuclear Material (with or without the concurrence and whether or not at the request of the Lessee) at public or private sale, and the Lessee shall be liable for and shall promptly pay to the Lessor all unpaid Rent to the date of receipt by the Lessor of the proceeds of such sale plus any deficiency between the net proceeds of such sale and the Stipulated Casualty Value of such Nuclear Material at the time of such payment by the Lessee; provided, however, that any proceeds of such sale in excess of the sum of such unpaid Rent, the Stipulated Casualty Value of such Nuclear Material and all other amounts payable by the Lessee under this Section 17 shall be received for the benefit of, and shall be paid over to the Lessee, as soon as practicable after receipt thereof;

                (d) Subject to any applicable law or regulation, sell in a commercially reasonable manner, dispose of, hold, use, operate, remove, lease or keep idle any Nuclear Material as the

 Lessor in its sole discretion may determine, without any obligation to account to the Lessee with respect to such action or inaction or for any proceeds thereof, except that the net proceeds of any such selling, disposing of, holding, using, operating or leasing shall be credited by the Lessor against any Rent accruing after the Lessor shall have declared this Lease
 Agreement as to any or all of the Nuclear Material to be in default pursuant to this Section; provided, however, that any net proceeds of any such selling, disposing of, holding, using, operating or leasing in excess of the sum of any such accrued Rent and all other amounts payable by the Lessee under this
 Section 17 shall be received for the benefit of, and shall be paid over to the Lessee, as soon as practicable after receipt thereof;

                (e)  Terminate this  Lease Agreement as  to any or
 all of the Nuclear Material or exercise any other right or remedy which may be available under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof. If the Lessee fails to deliver, promptly after written request, the Nuclear Material pursuant to (b), above, subject to reasonable wear and tear, obsolescence and exhaustion, in good operating condition and repair, or converts or destroys any Nuclear Material, the Lessee shall be liable to the Lessor for all Rent then due and payable on the Nuclear Material, all other amounts then due and payable under this Lease Agreement, the then Stipulated Casualty Value of such Nuclear Material, plus any loss, damage and expense (including without limitation reasonable attorneys' fees and expenses) sustained by the Lessor by reason of such Lease Event of Default and the exercise of the Lessor's remedies with respect thereto, including any costs incurred under the Credit Agreement and the Security Agreement, and any other amounts owed to the Secured Parties with respect to the Notes. If, upon the occurrence of a Lease Event of Default, the Lessee delivers Nuclear Material to the Lessor or to such other person as the Lessor may designate, or if the Lessor repossesses or causes Nuclear Material to be repossessed on its behalf, the Lessee shall be liable for and the Lessor may recover from the Lessee all Rent on the Nuclear Material due and payable to the date of such delivery or repossession, all other amounts due and payable under this Lease Agreement, plus any loss, damage and expense (including without limitation reasonable attorneys' fees and expenses) sustained by the Lessor by reason of such Lease Event of Default and the exercise of the Lessor's remedies with respect thereto. No remedy referred to in this Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity and the exercise in whole or in part by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No waiver by the Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

           18.  Termination After Certain Events.

                (a) This Lease Agreement may terminate as provided in Section 18(a) below prior to the expiration of its term in connection with any of the following "Terminating Events":

                  (i) The Lessor shall have given notice that the Lessor is not satisfied with any change in the insurers, coverage, amount or terms of any insurance policy or indemnity agreement required to be obtained and maintained by the Lessee pursuant to Section 12;

                 (ii) There shall occur the revocation or material adverse modification of any authorization, consent, exemption or approval theretofore obtained from any regulatory body or governmental authority necessary for the carrying out of the intent and purposes of this Lease Agreement or the actions or transactions contemplated hereby, and the effectiveness of any such revocation or material adverse modification shall not be stayed pending any appeal thereof;

                (iii) A Nuclear Incident involving or connected in any way with the Nuclear Material shall have occurred, and the Lessor shall have given notice to the Lessee that the Lessor believes such Nuclear Incident may give rise to an aggregate liability, or to damage, destruction or personal injury in excess of $20,000,000;

                 (iv)     There  shall have occurred a Deemed Loss
      Event;

                  (v) Any change in, or new interpretation by a governmental authority having jurisdiction relating to, the Price-Anderson Act, as amended, or the Atomic Energy Act, or the regulations of the Nuclear Regulatory Commission thereunder, in each case as in effect on the date of this Lease Agreement, shall have been adopted, and the Lessor shall have given notice to the Lessee that, in the opinion of independent counsel selected by the Lessor and reasonably satisfactory to the Lessee and the Secured Parties as a result of such change or new interpretation the Lessor is prohibited from asserting any material right, protection or defense available under applicable law as of the date of this Lease Agreement with respect to civil or criminal actions brought in connection with a Nuclear Incident;

                 (vi) Any law or regulation or interpretation (judicial, regulatory or otherwise) of any law or regulation shall be adopted or enforced by any Court or governmental authority, and as a result of such adoption or enforcement, approval of the transactions contemplated by this Lease Agreement shall be required and shall not have been obtained within any applicable grace period after such adoption or enforcement or as a result of which adoption or enforcement this Lease Agreement or any transaction contemplated hereby, including any payments to be made by the Lessee or the ownership of the Nuclear Material by the Lessor, shall be or become unlawful, or the performance of this Lease Agreement shall be rendered impracticable in any material way; or

                (vii) Any governmental licenses, approvals or consents with respect to the Generating Facility, without which the Generating Facility cannot continue to operate, shall have been revoked and the Lessee shall not have, in good faith, within one hundred and eighty (180) days of such revocation, represented in writing to the Lessor that the Lessee has made a good faith determination that such Generating Facility will return to operation within twenty-four (24) months of such revocation, or for any other reason the Generating Facility shall cease to be operated for a period of twenty-four (24) consecutive months.

                (b) Upon the happening of any of the Terminating Events listed in Section 18(a), Lessor and/or the Secured Parties may, at their option, terminate this Lease Agreement, such termination to be effective upon delivery of the Notice contemplated by paragraph (d)(ii) below, except with respect to obligations and liabilities of the Lessee, actual or contingent, which arose under the Lease Agreement on or prior to the date of termination and except for the Lessee's obligations set forth in Sections 10, 12 and 13, and in this Section 18, all of which obligations will continue until the delivery of documentation by the Lessor and the payment by the Lessee provided for below, and except that after such delivery and payment, the Lessee's obligations under Section 13 shall continue as therein set forth as shall all of Lessee's indemnification obligations set forth in other sections of this Lease Agreement.

                (c) Upon any such termination, the entire interest of the Lessor in the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] shall automatically transfer to and be vested in the Lessee, without the necessity of any action by either the Lessor or the Lessee, provided, however, that if the Lessor shall have theretofore approved in writing such Person and the terms of such transfer, the entire interest of the Lessor in such Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] shall, upon such termination, automatically transfer to and be vested in any Person designated by the Lessee.

                (d) (i) Promptly after either party shall learn of the happening of any Terminating Event, such party shall give notice of the same to the other party and to the Secured Parties.

                     (ii) If the Lessor and/or Secured Parties elect to terminate the Lease Agreement, they shall give notice to the Lessee and the Secured Parties or the Lessor, as the case may be, which notice shall (x) acknowledge that the Lease Agreement has terminated, subject to the continuing obligations of the Lessee mentioned above, and that title to and ownership of such Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] has transferred to and vested in the Lessee or such other Person, and (y) specify a Termination Settlement Date occurring one hundred and fifty (150) days after the giving of such notice. After such termination of this Lease Agreement and until such Termination Settlement Date, the Lessee shall continue to pay Basic Rent and Additional Rent. On such Termination Settlement Date, the Lessee shall be obligated to pay to the Lessor as the purchase price for the Nuclear Material an amount equal to the sum of (x) Stipulated Casualty Value of the Nuclear Material as of the Termination Settlement Date and (y) the Termination Rent on the Termination Settlement Date. The Lessor shall be obligated to deliver to the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, on an as-is, where-is, non-installment, cash sale basis, without recourse to or warranty or agreement of any kind by the Lessor acknowledging the transfer and vesting of title and ownership of the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee], [in accordance with paragraph (c) above and confirming that upon payment by the Lessee of the amounts set forth in the immediately preceding sentence, the Nuclear Material is] free and clear of the Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, [including, without limitation, UCC-3 termination statements (but only if the Secured Parties are obligated to release such Liens in accordance with Section ___ of the Security Agreement)].

           19. Investment Tax Credit. To the extent that the Lessee determines the Nuclear Material is or becomes eligible for any investment or similar credit under the Code as now or hereafter in effect, the Lessee shall request in writing that the Lessor elect to treat the Lessee as having acquired such Nuclear Material, and, if permitted to do so under the Code and under any other applicable law, rule or regulation, the Lessor, pursuant to such request of the Lessee, shall provide the Lessee with an appropriate investment credit election and the Lessee shall consent to such election. A condition to the Lessor's making such election will be the provision by the Lessee of a report or statement with respect to all Nuclear Material as to which the investment credit election is applicable. Such report or statement shall contain such information and be in such form as may be required for Internal Revenue Service reporting purposes. The Lessee shall indemnify and hold harmless the Lessor and any affiliates with respect to any adverse tax consequence, other than the loss of the credit, which may result from such election including, but not limited to, any increase in the Lessor's income taxes due to any required reduction of the Lessor's tax basis below the Lessor's cost of the Nuclear Material, and the Lessee agrees to pay to or on behalf of the Lessor, or otherwise make available to the Lessor, funds sufficient to put the Lessor in the same after-tax position (other than by reason of the loss of the investment credit) the Lessor would have been in if such election had not been made.

           20.  Certificates; Information; Financial Statements.

                (a) The Lessee will from time to time deliver to the Lessor and the Secured Parties, promptly upon reasonable request (i) a statement executed by any Vice President of the Lessee, certifying the dates to which the sums payable hereunder have been paid, that this Lease Agreement is unmodified and in full effect (or, if there have been modifications, that this Lease Agreement is in full effect as modified, and identifying such modifications) and that no Lease Event of Default or Terminating Event has occurred and is continuing (or specifying the nature and period of existence of any thereof and what action the Lessee is taking or proposes to take with respect thereto),
 (ii) such information with respect to the Nuclear Material as the Lessor or the Secured Parties may reasonably request, and (iii) such information with respect to the Lessee's operations, business, property, assets, financial condition or litigation as the Lessor or any assignee of the Lessor or the Secured Parties may reasonably request.

                (b) the Lessee will deliver to the Lessor and the Secured Parties:

                  (i) Quarterly Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each fiscal quarter (other than the last fiscal quarter in each fiscal year), three (3) copies of a balance sheet of the Lessee (consolidated and consolidating if the Lessee has any subsidiaries) as of the end of such quarter and of statements of income and cash flows of the Lessee (consolidated and consolidating if the Lessee has any subsidiaries) for such quarter, setting forth in each case corresponding figures in comparative form for the corresponding period of the preceding fiscal year, each certified as true and correct by the chief accounting officer thereof; provided, however, that delivery pursuant to clause (iii) below of copies of the Lessee's Quarterly Report on Form 10-Q for such quarter containing such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

                 (ii) Annual Financial Statements. As soon as practicable and in any event within one hundred and twenty
      (120) days after the end of each fiscal year, three (3) copies of an annual report of the Lessee consisting of its financial statements, including a balance sheet as of the end of such fiscal year (consolidated and consolidating if the Lessee has any subsidiaries) and statements of income and cash flows for the year then ended (consolidated and consolidating if the Lessee has any subsidiaries), setting forth corresponding figures in comparative form for the preceding fiscal year, with all notes thereto, all in reasonable detail and certified by independent public accountants of recognized standing selected by the Lessee (only with respect to the consolidated financial statements, if applicable); provided, however, that delivery pursuant to clause (iii) below of copies of the Lessee's Annual Report on Form 10-K for such fiscal year containing such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause
      (ii); and

                (iii) SEC Reports, etc. With reasonable promptness, copies of all notices, reports or materials filed by the Lessee with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission) under the Securities Act of 1933, as amended, other than Registration Statements on Form S-8 or any amendments thereto, or the Securities Exchange Act of 1934, as amended, other than Annual Reports on Form 10-K, and including without limitation, all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

 Together with each delivery of financial statements required by clause (b)(i) above, the Lessee will deliver to the Lessor and the Secured Parties an Officer's Certificate stating that the Lessee is in compliance with the terms of this Lease Agreement and stating that there exists no Lease Event of Default, or Terminating Event or, if any Lease Event of Default, or Terminating Event exists, specifying the nature and period of existence thereof and what action the Lessee proposes to take with respect thereto. The Lessee also covenants that promptly upon the obtaining of knowledge of a Lease Event of Default by the chief executive officer, principal financial officer or principal accounting officer of the Lessee, it will deliver to the Lessor and the Secured Parties an Officer's Certificate specifying the nature and period of existence thereof and what action the Lessee proposes to take with respect thereto.

           21. Obligation of the Lessee to Pay Rent. The Lessee's obligation to pay, as the same becomes due, Basic Rent, Additional Rent, Termination Rent, and all other amounts payable hereunder shall, subject to the covenant of the Lessor contained in Section 3 hereof, be absolute and unconditional and shall not be affected by any circumstance, including, without limitation,
 (i) any setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the Lessor or anyone else for any reason whatsoever, (ii) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any Nuclear Material, or (iii) any interruption or cessation in the use or possession of any Nuclear Material by the Lessee for any reason whatsoever; [provided, however, that if an interruption or cessation in the Lessee's use or possession of any Nuclear Material is caused by any attachment or similar act by or on behalf of any creditor of the Lessor and is not attributable to any failure by the Lessee to perform its obligations under this Lease Agreement, then the Lessee's obligation to pay any of the foregoing amounts with respect to such Nuclear Material shall be appropriately reduced for the period of such interruption or cessation.] The Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease Agreement except in accordance with its express terms. Each payment of Rent and each other payment made by the Lessee shall be final, and the Lessee will not seek to recover all or any part of such payment from the Lessor for any reason whatsoever.

           22.  Miscellaneous.

                (a) Successors and Assigns. This Lease Agreement shall be binding upon the Lessee and the Lessor and their respective successors and assigns and shall inure to the benefit of the Lessee and the Lessor and their respective successors and assigns.

                (b) Waiver. Neither party shall by act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder unless such waiver is given in writing. A waiver on one occasion shall not be construed as a waiver on any other occasion.
                (c) Entire Agreement. This Lease Agreement, together with the written instruments provided for or contemplated hereby, the other Basic Documents and other written agreements between the parties dated as of the date hereof, constitute the entire agreement between the parties with respect to the leasing of Nuclear Material, and no representations, warranties, promises, guaranties or agreements, oral or written, express or implied, have been made by either party or by any one else with respect to this Lease Agreement or the Nuclear Material, except as may be expressly provided for herein or therein. Any change or modification of this Lease Agreement must be in writing and duly executed by the parties.

                (d) Descriptive Headings. The captions in this Lease Agreement are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions.

                (e)  Severability.   Any  provision of  this Lease
 Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the

 Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                (f) Governing Law. This Lease Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the Commonwealth of Pennsylvania.

           IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                    TMI-1 FUEL CORP.
                                      Lessor
 ATTEST

                                    By:
 (Assistant) Secretary

                                    METROPOLITAN EDISON COMPANY
                                      Lessee
 ATTEST

                                    By:
 (Assistant) Secretary

 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of Metropolitan Edison Company and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.



                                    Notary Public

 My commission Expires:



 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of Metropolitan Edison Company and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.



                                    Notary Public

 My commission Expires:

                            ATTACHMENTS


 Appendix A          --        Definitions

 Schedule 4          --        Nuclear Material or  Spent Fuel  to
                               be Conveyed to the Lessee

 Schedule A          --        Nuclear Material Description

 Exhibit A           --        Form of Interim Leasing Record

 Exhibit B           --        Form of Final Leasing Record

 Exhibit C           --        Nuclear Material Contracts

 Exhibit D           --        Form  of  Assignment Agreement  and
                               Consent

 Exhibit E           --        Form of Lessor's Bill of Sale

 Exhibit F           --        Form   of   Rent   Due    and   SCV
                               Confirmation Schedule

                             APPENDIX A

                            DEFINITIONS

           As used in the Basic Documents (as defined below), the following terms shall have the following meanings (such definitions to be applicable to both singular and plural forms of the terms defined), except as otherwise specifically defined therein:

           "Acquisition Cost" means the purchase price of any Nuclear Material, any progress payments made thereon, costs of milling, conversion, enrichment, fabrication, installation, delivery, redelivery, containerization, storage, reprocessing, any other costs incurred by the Company in acquiring the Nuclear Material (less any discounts or credits actually utilized by the Company), plus in any case (i) any allowance for funds used during construction (including any income tax component associated with such allowance) with respect to Nuclear Material purchased by the Company, (ii) at the option of the Lessee, any Rent relating to costs incurred in the ordinary course of operations but excluding Rent relating to extraordinary costs, including without limitation, indemnification payments, payable by the lessee to the Company with respect to any Nuclear Material prior to the installation of such Nuclear Material for operation in the Generating Facility, (iii) any sales, excise or other taxes or charges payable by the Company with respect to any such payment for such Nuclear Material, (iv) at the option of the Lessee, any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Leasing Record, but excluding any interest charges or penalties for late payment by the Company of the purchase price or any portion thereof, if such late payment results from the negligence of the Company, (v) such other costs with respect to any Nuclear Material as may be agreed by the Company and the Lessee and approved by the [Administrative Agent], in each case in writing, and, in the case of any Nuclear Material removed from the Generating Facility for the purpose of "cooling off' and repair or reprocessing, shall include the Stipulated Casualty Value thereof at the time of such removal, if any, and (vi) at the option of the Lessee, any Financing Costs. Any amount realized by the Company from the disposition of the by-products (including, but not limited to, plutonium) of Nuclear Material specified in a Leasing Record during the repair or reprocessing of such Nuclear Material while leased hereunder shall be credited against the Acquisition Cost of such Nuclear Material.

           "Additional Rent" shall mean all legal, accounting, administrative and other operating expenses and taxes incurred by the Company to the extent not paid as part of Basic Rent (including, without limitation, any Cancellation Fees and all other liabilities incurred or owed by the Company pursuant to the Basic Documents) and all amounts (other than Basic Rent) that the Lessee agrees to pay under the Lease Agreement (including, without limitation, indemnification payable under the Lease Agreement, general and administrative expenses of the Company, and, to the extent not included in Acquisition Cost, Financing Costs) and interest at the rate incurred by the Company or any Secured Party as a result of any delay in payment by the Lessee to meet obligations that would have been satisfied out of prompt payment by the Lessee, and the amount of any and all other costs, losses, damages, interest, taxes, deficiencies, liabilities, obligations, actions, judgments, suits, claims, fees (including, without limitation, attorneys' fees and disbursements) and expenses, of every kind, nature, character and description, direct or indirect, that may be imposed on or incurred by the Company as a result of, arising from or relating to, in any manner whatsoever, one or more Basic Documents, or any other document referred to therein, or the transactions contemplated thereby or the enforcement thereof. For purposes of calculating the interest incurred by the Company or any Secured Party as a result of any such delay, it shall be assumed that the Company or any Secured Party, as applicable, incurred interest at the Credit Agreement Default Rate.

           "Administrative Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, the term "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           "Aggregate Monthly Rent Component" shall mean the sum of the Monthly Rent Components for all items of Nuclear Material which are installed in the Generating Facility during the relevant period.

           "Arranging Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Assigned Agreement" means a Nuclear Material Contract which has been assigned to the Company in the manner specified in
 Section 5 of the Lease Agreement pursuant to a duly executed and delivered Assignment Agreement. The term Assigned Agreement shall include a Partially Assigned Agreement.

           "Assignment Agreement" means an assignment agreement substantially in the form of Exhibit D to the Lease Agreement.

           "Atomic Energy Act" means the Atomic Energy Act of 1954, as from time to time amended.

           "Banks" shall have  the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

           "Basic Documents" means the Lease Agreement, the Credit Agreement, the Security Agreement, the Commercial Paper, the Letter of Credit, the Notes, the Letter Agreement, the Dealer Agreements, the Assigned Agreements, the Assignment Agreements, the Trust Agreement, the Depositary Agreement, each Bill of Sale, each Leasing Record, each SCV Confirmation Schedule, and other agreements related or incidental thereto which are identified in writing by the Company, the Lessee and the Secured Parties as one of the "Basic Documents," in each case, as such documents may be amended from time to time.

           "Basic Rent" means, for any Basic Rent Period, the sum of (a) that portion of the Monthly Financing Charge not allocated to Acquisition Cost pursuant to the Lease Agreement plus (b) the Aggregate Monthly Rent Component as shown on a Rent Due and SCV Confirmation Schedule for such Basic Rent Period.

           "Basic Rent Payment Date" means, for any Basic Rent Period, the last day of the calendar month of such Basic Rent Period.

           "Basic Rent Period" means each calendar month or portion thereof commencing on, in the case of the first such period, the effective date of the Lease Agreement, and in the case of each succeeding period, the first day following the immediately preceding Basic Rent Period, and ending on the earliest of (i) the last day of any calendar month or (ii) the Termination Settlement Date.

           "BTU Charge" means the dollar amount set forth in the BTU Charge Agreement which is used to calculate the Monthly Rent Component. The BTU Charge initially set forth for any Nuclear Material in any Final Leasing Record shall be the amount agreed upon by the Lessor and the Lessee as set forth in Attachment 1 to Exhibit B to the Lease Agreement based upon the reasonably anticipated operating life, BTU output, and utilization of such Nuclear Material.

           "BTU Charge Agreement" shall mean an agreement in the form of Attachment 1 to Exhibit B to the Lease Agreement with respect to any Nuclear Material executed by the Lessor and the Lessee on or prior to the date of the Final Leasing Record covering such Nuclear Material.

           "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York City are authorized by law to close.

           "Capitalized Lease" means any and all lease obligations which are or should be capitalized on the balance sheet of the Person in question in accordance with generally accepted accounting principles and Statement No. 13 of the Financial Accounting Standards Board or any successor to such pronouncement regarding lease accounting, without regard for the accounting treatment permitted or required under any applicable state or federal public utility regulatory accounting system, unless such treatment controls the determination of the generally accepted accounting principles applicable to such Person.

           "Cash Collateral" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Closing," means [November ___], 1995.

           "Code" means the Internal Revenue Code of 1986, as from time to time amended.

           "Collateral" has the meaning set forth in the granting clauses of the Security Agreement and includes all property of the Company described in the Security Agreement as comprising part of the Collateral.

           "Collateral Agent" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Collateral Agreements" means, collectively, the Security Agreement, all Assignment Agreements, and any other assignment, security agreement or instrument executed and delivered to the Secured Parties hereafter relating to property of the Company which is security for the Notes and the Letter of Credit.

           ["Collateral Equivalence Test" shall have the meaning specified therefor in Section 6.01(r) of the Credit Agreement.]

           "Collected Funds" means funds which are immediately available to the Secured Parties, as the Lessor's assignees, for its use in New York, New York.

           "Commercial Paper" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Commercial Paper Discount" shall mean, at any time, amounts payable by the Company in respect of the Face Amount of Commercial Paper outstanding in excess of the Acquisition Cost together with any Cash Collateral reduced by the aggregate total amount, if any, of (i) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (ii) any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Leasing Record ("Excess Face Amount"); provided, however, that any such Excess Face Amount shall not exceed the additional Face Amount of Commercial Paper necessary to be issued by the Company at a discount to face value to purchasers thereof in the commercial paper market in order to obtain proceeds in an amount equal to the Acquisition Cost reduced by the aggregate total amount, if any, of (a) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (b) any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Lease Record, together with any Cash Collateral. Amounts payable in respect of Commercial Paper Discount during any calendar month or portion thereof shall be paid on the first Business Day of the next succeeding month in which such amounts are incurred.

           ["Commitment" shall mean the commitment of a Bank to make Loans or for the Issuing Bank to issue its Letter of Credit from time to time under the Credit Agreement.]

           "Company" means the TMI-1 Fuel Corp., a Delaware corporation.

           "Consents and Agreements" means the agreements, each substantially in the form attached as Exhibit 2 to Exhibit D to the Lease Agreement, between the Lessee and the various contractors under the Nuclear Material Contracts, with such changes to Exhibit 2 to Exhibit D as the Secured Parties may consent to in writing, which consent shall not be unreasonably withheld.

           "Controlled Group" means a controlled group of corporations of which the Company is a member within the meaning of Section 414(b) of the Code, any group of corporations or entities under common control with the Company within the meaning of Section 414(c) of the Code or any affiliated service group of which the Company is a member within the meaning of Section 414(m) of the Code.

           "Credit Agreement" means the Credit Agreement dated as of November [__], 1995 among TMI-1 Fuel Corp., Union Bank of Switzerland, New York Branch, as Arranging Agent, Union Bank of Switzerland, New York Branch, as Issuing Bank, the Banks Party thereto and Union Bank of Switzerland, New York Bank, as Administrative Agent.

           "Credit Agreement Default" means an event which would, with the lapse of time or the giving of notice or both, constitute a Credit Agreement Event of Default.

           "Credit Agreement Event of Default" means any one or more of the events specified in Section 10.01 of the Credit Agreement.

           "Deemed Loss Event" means the following event: if at any time during the term of the Lease Agreement, (A) the Company, by reason solely of the ownership of the Nuclear Material or any part thereof or the lease of the Nuclear Material to the Lessee under the Lease Agreement, or the Company or any Secured Party, by reason solely of any other transaction contemplated by the Lease Agreement or any of the other Basic Documents, shall be deemed, by any governmental authority having jurisdiction, to be, or to be subject to regulation as an "electric utility" or a

 "public utility" or a "public utility holding company" or similar type of entity, under any applicable law or deemed a "public utility company" or a "subsidiary company" or a "holding company" within the meaning of the Public Utility Holding Company Act, (B) the Public Utility Holding Company Act shall be amended, applied, or interpreted in a manner, or any rules or regulations shall be adopted under the Public Utility Holding Company Act of 1935, which adversely affect the legality, validity and enforceability of the lease obligations of the Company and the Lessee under the Lease Agreement, or (C) either the Company or any of the Secured Parties, by reason solely of being a party to the Basic Documents, shall be required to obtain any consent, order or approval of, or to make any filing or registration with, or to give any notice to, any governmental authority, or be subject to any liabilities, duties or obligations under the Public Utility Holding Company Act, other than the filing by the Company of a certificate on Form U-7D with the SEC pursuant to SEC Rule 7(d) under the Public Utility Holding Company Act (17 C.F.R. Section 250.7(d)), except in any case if the same shall be solely the result of Nonburdensome Regulation; provided, however, that if in compliance with applicable laws, the Lessee, with the cooperation of the Company, shall have acted diligently and in good faith to contest, or obtain an exemption from the application of the laws, rules or regulations described in clauses (A), (B) or (C) to the Company, the Secured Parties or the Lessee, as the case may be, the application of which would otherwise constitute a Deemed Loss Event, such Deemed Loss Event shall be deemed not to have occurred so long as (I) the Lessee shall have furnished to the Company and the Secured Parties an opinion of counsel reasonably satisfactory to the Company and the Secured Parties to the effect that there exists a reasonable basis for such contest or exemption and that the application of such laws, rules or regulations to the Company, the Secured Parties or the Lessee, as the case may be, shall be effectively stayed during the application for exemption or contest and such laws, rules or regulations shall not be applied retroactively at the conclusion of such contest, (II) the Company or the Secured Parties shall have determined in their sole discretion that such contest or exemption shall not adversely affect their business or involve any danger of the sale, foreclosure or loss of, or creation of a Lien upon, the Collateral, and (III) the Lessee shall have agreed to indemnify the Company or such Secured Parties, as the case may be, for expenses incurred in connection with such contest or exemption; and further provided, that following notice from the Lessee to the Company or the Secured Parties, as the case may be, that the Lessee shall be unable to furnish the opinion described in clause (I) of the next preceding proviso or that any such contest shall not be successful or such exemption shall not be available, a Deemed Loss Event shall be deemed not to have occurred for such period, not to exceed 270 days, as may be approved by any governmental authority having jurisdiction during which application of such law, rule or regulation to the Company, the Secured Parties or the Lessee, as the case may be, shall be suspended to enable the Company to assign or transfer its interest in the Collateral so long as during such period the

 Company shall use reasonable efforts to assign or transfer its interest in the Collateral upon commercially reasonable terms and conditions, provided that the Company shall not be required to assign or transfer the Nuclear Material for a price which, after deduction of sales tax and expenses of such sale incurred by the Company, shall be less than the sum of (A) Stipulated Casualty Value determined as of the date of such proposed sale, and (B) the Termination Rent determined in accordance with Section 18 of the Lease Agreement.

           "Dealer Agreements" mean (i) the Dealer Agreement dated as of [November 1, 1995] between the Company and Goldman Sachs Money Markets, L.P. and (ii) the Dealer Agreement dated as of [November 1, 1995] between the Company and UBS Securities Inc.

           "Depositary Agreement" means the Depositary Agreement dated as of [November ___,] 1995 among the Company and Chemical Bank, as Depositary, and Union Bank of Switzerland, New York Branch, as Issuing Bank, Arranging Agent and Administrative Agent.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

           "Excepted Payments" means any indemnity, expense, or other payment which by the terms of any of the Basic Documents shall be payable to the Company in order for the Company to satisfy its obligations pursuant to Section 7.8 of the Trust Agreement.

           "Face Amount" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Federal Energy Regulatory Commission" means the independent regulatory commission of the Department of Energy of the United States Government existing under the authority of the Department of Energy Organization Act, as amended, or any successor organization or organizations performing any identical or substantially identical licensing and related regulatory functions.

           "Federal Power Act" means the Federal Power Act, as amended.

           "Final Leasing Record" means a Leasing Record which records the leasing of Nuclear Material during any period while such Nuclear Material is installed for operation in the Generating Facility. A Final Leasing Record shall be in the form of Exhibit B to the Lease Agreement.

           "Financing Costs" means (a) fees and other amounts owing to any Secured Party or to the Owner Trustee under the Trust Agreement, (b) legal fees and disbursements and other amounts referred to in Section 10(b) of the Security Agreement,
 (c) legal, accounting, and other fees and expenses incurred by the Lessee and/or the Company in connection with the preparation, execution and delivery of Basic Documents or the issuance of the Commercial Paper and/or the Notes, and (d) such other reasonable fees and expenses of the Owner Trustee and the Company as they may be entitled to under the Basic Documents.

           "Fuel Management" means the design of, contracting for, fixing the price and terms of acquisition of, management, movement, removal, disengagement, storage and other activities in connection with the acquisition, utilization, storage and disposal of the Nuclear Material.

           "Generating Facility" means the nuclear reactor located at the Three Mile Island Unit 1 Nuclear Generating Station, located in Londonderry Township, Pennsylvania.

           "Heat Production" means the stage of the Nuclear Material Cycle commencing with the commercial operation of a Generating Facility, during which the Nuclear Material in question is producing thermal energy which results in the production of net positive electrical energy transmitted within the distribution network of any utility and during which the Nuclear Material in question is engaged in the reactor core of such Generating Facility.

           "Hereof," "herein," "hereunder" and words of similar import when used in a Basic Document refer to such Basic Document as a whole and not to any particular section or provision thereof.

           "Imposition" means any payment required by a public or governmental authority in respect of any property subject to the Lease Agreement or any transaction pursuant to the Lease Agreement or any right or interest held by virtue of the Lease Agreement; provided, however, that Imposition shall not include any taxes, whether federal, state or local, payable by any Secured Party based on or measured by net income of any Secured Party where taxable income is computed in substantially the same manner as taxable income is computed under the Code.

           "Insurance Requirements" means all terms of any insurance policy or indemnification agreement covering or applicable to (i) any Nuclear Material or (ii) the Generating Facility or the Lessee in its capacity as licensee of the Generating Facility, in each case insofar as any insurance policy or indemnification agreement directly or indirectly relates to the Nuclear Material or the performance by the Lessee of its obligations under the Basic Documents, and all requirements of the issuer of any such policy or agreement necessary to keep such insurance or agreements in force.

           "Interim Leasing Record" means a Leasing Record which records the leasing of Nuclear Material (i) prior to installation for operation in the Generating Facility, (ii) after removal from the Generating Facility during the "cooling off" and storage period, and (iii) while being reprocessed. An Interim Leasing Record shall be in the form of Exhibit A to the Lease Agreement.

           "Investment Company Act" means the Investment Company Act of 1940, as from time to time amended.

           "Issuing  Bank"  shall   have  the  meaning   specified
 therefor in the first paragraph of the Credit Agreement.

           "Lease Agreement" means the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between TMI-1 Fuel Corp., as the Lessor, and Metropolitan Edison Company, as the Lessee, as the same may be modified, supplemented or amended from time to time.

           "Lease Event  of Default" has the  meaning specified in
 Section 16 of the Lease Agreement.

           "Leasing Record" is a form signed by the Lessor and the Lessee to record the leasing under the Lease Agreement of the Nuclear Material specified in such Leasing Record. A Leasing Record shall be either an Interim Leasing Record or a Final Leasing Record.

           "Legal Requirements" means all applicable provisions of the Atomic Energy Act, all applicable orders, rules, regulations and other requirements of the Nuclear Regulatory Commission and the Federal Energy Regulatory Commission, and all other laws, rules, regulations and orders of any other jurisdiction or regulatory authority relating to (i) the licensing, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, using, operating, disposing, fabricating, channelling and reprocessing of the Nuclear Material, (ii) the Generating Facility or the Lessee in its capacity as licensee of the Generating Facility, in each case insofar as such provisions, orders, rules, regulations, laws and other requirements directly or indirectly relate to the Nuclear Material or the performance by the Lessee of its obligations under the Basic Documents or (iii) the Basic Documents, insofar as any of the foregoing directly or indirectly apply to the Lessee.

           "Lessee" has the meaning specified in the introduction to the Lease Agreement.

           "Lessee Representative" means a person at the time designated to act on behalf of the Lessee by a written instrument furnished to the Company and the Secured Parties containing the specimen signature of such person and signed on behalf of the Lessee by any of its officers. The certificate may designate an alternate or alternates. A Lessee Representative may be an employee of the Lessee or of the Owner Trustee.

           "Lessor" has the meaning specified in the introduction to the Lease Agreement, and its successors and assigns.

           "Lessor's Bill of Sale" means an instrument substantially in the form of Exhibit E to the Lease Agreement, pursuant to which title to all or any portion of the Nuclear
 Material is transferred to the Lessee or any designee of the Lessee.

           "Letter Agreement" means the Lessee's Letter Agreement Regarding TMI-1 Fuel Corp., dated as of [November 1,] 1995, between the Lessee, the Company, and the Administrative Agent, as it may be amended from time to time.

           "Letter of Credit" has the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Lien" means any mortgage, pledge, lien, security interest, title retention, charge or other encumbrance of any nature whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to execute and deliver any financing statement under the Uniform Commercial Code of any jurisdiction).


           "Loans" shall  have the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

           "Majority Secured Parties" means at any time the Secured Parties holding at such time more than 66 % of the outstanding principal amount of all Secured Obligations.

           "Manufacturer" means any supplier of Nuclear Material or of any service (including without limitation, enrichment, fabrication, transportation, storage and processing) in connection therewith, or any agent or licensee of any such supplier.

           "Manufacturer's Consent" means any consent which may be given by a Manufacturer under a Nuclear Material Contract to the assignment by the Lessee to the Company of all or a portion of the Lessee's rights under such Nuclear Material Contract or of all or a portion of any such rights previously assigned by the Lessee to the Secured Parties.

           "Monthly Debt Service" for any calendar month means the sum of the Monthly Financing Charge for such calendar month.

           "Monthly Financing Charge" means, for any calendar month or portion thereof, the sum of:

           (a) all Commercial Paper Discount payable by the Company with respect to Commercial Paper outstanding during such month and/or all interest payable by the Company during such month with respect to all outstanding Notes and in each case, not included in Acquisition Cost; and

           (b) the amounts paid or due and payable by the Company with respect to the transactions contemplated by the Basic Documents during such calendar month for the following other fees, costs, charges and expenses incurred or owed by the Company under or in connection with the Lease Agreement or the other Basic Documents: (i) legal, printing, reproduction and closing fees and expenses, (ii) auditors', accountants' and attorneys' fees and expenses, (iii) franchise taxes and income taxes, and (iv) any other fees and expenses incurred by the Company under or in respect of the Basic Documents.

 Any figure used in the computation of any component of the Monthly Financing Charge shall be stated to five decimal places.

           "Monthly Rent Component" for any Nuclear Material covered by a Final Leasing Record for each calendar month during the lease of such Nuclear Material shall be as follows:

             (i) for the first partial calendar month the Monthly Rent Component shall be zero;

            (ii) for the first full calendar month the Monthly Rent Component shall be zero;

           (iii)     for   the  second  full  calendar  month  the
      Monthly Rent Component shall be zero;

            (iv) for the third full calendar month the Monthly Rent Component shall be an amount determined by multiplying
      (x) the amount of thermal energy in millions of British Thermal Units of heat produced by such Nuclear Material during the first calendar month while covered by the Final Leasing Record and also during the first partial calendar month, if any, such Nuclear Material was covered by an Interim or Final Leasing Record and was engaged in Heat Production by (y) the BTU Charge set forth in the Final Leasing Record covering such Nuclear Material; and

             (v) for each full calendar month after the third full calendar month, the Monthly Rent Component shall be an amount determined by multiplying (x) the amount of thermal energy in millions of British Thermal Units of heat produced by such Nuclear Material during the second preceding month by (y) the BTU Charge set forth in the Final Leasing Record covering such Nuclear Material.

 The BTU Charge  for any  Nuclear Material may  be revised by  the
 Lessee at any time during the lease thereof to reflect any reasonably anticipated change in its operating life, BTU output, or utilization. Such revision shall be effected by the Lessee's executing and forwarding to the Lessor a revised Final Leasing Record dated the first day of the following month and setting forth such revised BTU Charge. Upon receipt of such revised Final Leasing Record, the Lessor shall execute and return a copy thereof to the Lessee. Such revised BTU Charge shall be applicable to such Nuclear Material for each month thereafter beginning on the date of the revised Final Leasing Record.

           "Nonburdensome Regulation" means (i) ministerial regulatory requirements that do not impose limitations or regulatory requirements on the business or activities of, or adversely affect, the Company or any Secured Party and that are deemed, in the reasonable discretion of the Company or any Secured Party, not to be burdensome, or (ii) assuming redelivery of the Nuclear Material in accordance with the Lease Agreement, regulation resulting from any possession of the Nuclear Material (or right thereto) on or after the termination of the Lease Agreement.

           ["Notes" shall  have the meaning specified  therefor in
 Section 1.02 of the Credit Agreement.]

           "Nuclear Incident" shall have the meaning specified in the Atomic Energy Act, 42 U.S.C. 2014(q), as such definition may be amended from time to time.

           "Nuclear Material" means those items which have been purchased by or on behalf of the Company for which a duly executed Leasing Record has been delivered to the Company and which continue to be subject to the Lease Agreement consisting of
 (i) the items described in such Leasing Record and each of the components thereof in the respective forms in which such items exist during each stage of the Nuclear Material Cycle, being substances and equipment which, when fabricated and assembled and loaded into a nuclear reactor, are intended to produce heat, together with all attachments, accessories, parts and additions and all improvements and repairs thereto, and all replacements thereof and substitutions therefor and (ii) the substances and materials underlying the right, title and interest of the Lessee under any Nuclear Material Contract assigned to the Company pursuant to the Lease Agreement; provided, however, that the term Nuclear Material shall not include spent fuel.

           "Nuclear Material Contract" means any contract, as from time to time amended, modified or supplemented, entered into by the Lessee, either in its own name or as agent for the Lessor, with one or more Manufacturers relating to the acquisition of Nuclear Material or any service in connection with the Nuclear Material.

           "Nuclear Material Cycle" means the various stages in the process, whether physical or chemical, by which the component parts of the Nuclear Material are designed, mined, milled, processed, converted, enriched, fabricated into assemblies utilizable for Heat Production, loaded or installed into a reactor core, utilized, disengaged from a reactor core or stored, together with all incidental processes with respect to the Nuclear Material at any such stage.

           "Nuclear Regulatory Commission" means the independent regulatory commission of the United States Government existing under the authority of the Energy Reorganization Act of 1974, as amended, or any successor organization or organizations performing any identical or substantially identical licensing and related regulatory functions.

           "Obligations" means (i) all items (including, without limitation, Capitalized Leases but excluding shareholders' equity and minority interests) which in accordance with generally accepted accounting principles should be reflected on the liability side of a balance sheet as at the date as of which such obligations are to be determined; (ii) all obligations and liabilities (whether or not reflected upon such balance sheet) secured by any Lien existing on the Property held subject to such Lien, whether or not the obligation or liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements (other than for collection in the ordinary course of business) and contingent obligations in respect of any liabilities of the type described in clauses (i) and (ii) of this definition
 (whether or not reflected on such balance sheet); provided, however, that the term 'Obligations' shall not include deferred taxes.

           "Obligations for Borrowed Money or Deferred Purchase Price" means all Obligations in respect of borrowed money or the deferred purchase price of property or services.

           "Officer's Certificate" means, with respect to any corporation, a certificate signed by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Comptroller, or any Assistant Comptroller of such corporation, and with respect to any other entity, a certificate signed by an individual generally authorized to execute and deliver contracts on behalf of such entity.

           "Original Lease" means the Nuclear Material Lease Agreement, dated as of August 1, 1991 between the Lessee and the Lessor.

           "Outstandings"   shall   have  the   meaning  specified
 therefor in Section 1.02 of the Credit Agreement.

           "Owner Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the outstanding stock of the Company and in and to all monies, securities, investments, instruments, documents, rights, claims, contracts, and other property held by the Owner Trustee under the Trust Agreement; provided, however, that there shall be excluded from the Owner Trust Estate all Excepted Payments.

           "Owner Trustee" means United States Trust Company of New York, not in its individual capacity but solely as trustee under and pursuant to the Trust Agreement, and its permitted successors.

           "PaPUC"   means   the   Pennsylvania   Public   Utility
 Commission or any successor agency thereto.

           "Partially Assigned Agreement" means a Nuclear Material Contract which has been assigned, in part but not in full, to the Company in the manner specified in Section 5 of the Lease Agreement pursuant to a duly executed and delivered Assignment Agreement.

           "PBGC" means the Pension Benefit Guaranty Corporation, created by Section 4002(a) of ERISA and any successor thereto.

           "Permitted Liens" means (i) any assignment of the Lease Agreement permitted thereby, and by the Credit Agreement, (ii) liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for nonpayment, or being contested by the Lessee as permitted by Section 11 of the Lease Agreement, (iii) liens and security interests created by the Security Agreement, (iv) the title transfer and commingling of the Nuclear Material contemplated by paragraph (h) of Section 10 of the Lease Agreement, and (v) liens of mechanics, laborers, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums of money which under the terms of the related contracts are not more than 30 days past due or are being contested in good faith by the Lessee as permitted by Section 11 of the Lease Agreement;
 provided, however, that, in each case, such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made in respect thereto.

           "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other business entity or any government or any political subdivision or agency thereof.

           "Plan" means, with respect to any Person, any plan of a type described in Section 4021(a) of ERISA in respect of which such Person is an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001 (a) (2) of ERISA, respectively.

           "Proceeds" shall have the meaning assigned to it under the Uniform Commercial Code, as amended, and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

           "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

           "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as from time to time amended.

           ["Purchasers" means the Purchasers of Commercial Paper described in Section ___ to the Credit Agreement and their respective successors or assigns.]

           "Qualified Institution" means a commercial bank organized under the laws of, and doing business in, the United States of America or in any State thereof, which has combined capital, surplus and undivided profits of at least $150,000,000 having trust power.

           "Related Person" means, with respect to any Person, any trade or business, (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code.

           "Rent"   means   Basic   Rent,   Additional   Rent  and
 Termination Rent.

           "Rent Due and SCV Confirmation Schedule" means an instrument, substantially in the form of Exhibit G to the Lease Agreement, which is to be used by the Lessee (i) to calculate Basic Rent for each Basic Rent Period and Other Rent and (ii) to calculate and acknowledge the SCV at the end of each Basic Rent Period.

           "Reportable Event" means any of the events set forth in
 Section 4043(b) of ERISA or the regulations thereunder.

           "Responsible   Officer"   means  a   duly   elected  or
 appointed,   authorized,    and   acting   officer,    agent   or
 representative of the Person acting.

           "Secured Obligations" means each and every debt, liability and obligation of every type and description which the Company may now or at any time hereafter owe to any Secured Party under, pursuant to or in connection with the Credit Agreement, any Note, the Letter of Credit or any other Basic Document, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, including, without limitation, the principal of, interest on and any premium due with respect to any Loan and all indemnifications, costs, expenses, fees and other compensation of the Secured Parties provided for, and all other amounts owed to the Secured Parties, under the Security Agreement, Credit Agreement and the other Basic Documents.

           "Secured Parties" means the Banks, any other holder from time to time of any Note and the Issuing Bank.

           "Securities Act" means the Securities Act of 1933, as from time to time amended.

           "Security Agreement" means the Security Agreement and Assignment of Contracts by and among the Company and Union Bank of Switzerland, New York Branch, dated as of [November 1], 1995 and the Secured Parties.

           "Single Employer Plan" means any Plan which is not a multi-employer plan as defined in Section 4001(a) (3) of ERISA

           "Stipulated Casualty Value" or "SCV" for any Nuclear Material covered by any Leasing Record means an amount equal to the Acquisition Cost for such Nuclear Material reduced by the aggregate total amount, if any, of the Monthly Rent Components paid by the Lessee to the Lessor with respect to such Nuclear Material together with Commercial Paper Discount.

           "Termination Date" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Termination Rent" means an amount which, when added to the Stipulated Casualty Value and Basic Rent then payable by the Lessee, if any, will be sufficient to enable the Company to retire, at their respective maturities, all outstanding Notes and to pay all charges, premiums and fees owed to the Issuing Bank and all holders of Notes under the Credit Agreement and to pay all other obligations of the Company incurred in connection with the implementation of the transactions contemplated by the Basic Documents.

           "Termination Settlement Date" has the meaning specified in Section 8(c), or Section 18(c) of the Lease Agreement.

           "Terminating  Event"  has   the  meaning  specified  in
 Section 18 of the Lease Agreement.

           "Trust" means the TMI-I Fuel Corp. and Oyster Creek Fuel Corp. Trust, a trust formed pursuant to the Trust Agreement.

           "Trust Agreement" means the Amended and Restated Trust Agreement dated as of [November 1,] 1995 among Lord Fuel Corp., as Trustor, the Owner Trustee, as trustee, Lord Fuel Corp., as beneficiary, and Jersey Central Power & Light Company, Metropolitan Edison Company and Pennsylvania Electric Company, each as lessee under certain lease agreements, as the same may be amended, modified or supplemented from time to time.

           "Trustor" means the institution designated as such in the Trust Agreement and its permitted successors.

           "UCC" means the Uniform Commercial Code as adopted and in effect in the State of New York.

           "U.S. Trust"  means United States Trust  Company of New
 York.

                             Schedule 4
    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

              Three Mile Island Unit 1 Fuel Assemblies
               Under Lease Which Have Been Discharged

    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

              Three Mile Island Unit 1 Fuel Assemblies
               Under Lease Which Have Been Discharged













 NOTE: ALL SPENT FUEL HAS BEEN FULLY AMORTIZED.

                             SCHEDULE A


              [insert description of Nuclear Material]

                             SCHEDULE B


           All nuclear material contracts by and between Metropolitan Edison Company and any supplier of Nuclear Material or of any service in connection therewith, including but not limited to the following:

                                                         EXHIBIT A

                       INTERIM LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Metropolitan Edison Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record (if any):

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits to Acquisition Cost:                         $___________

 Total Acquisition Cost under this Record             $___________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Nuclear Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Nuclear Material Lease Agreement between the undersigned Lessor and Lessee, dated as of [November 1,] 1995, which covenants, terms and conditions are incorporated herein by reference.

 TMI-1 FUEL CORP., Lessor           METROPOLITAN EDISON COMPANY,
                                     Lessee



 By                                 By
      Authorized Signature               Authorized Signature

                                                         EXHIBIT B
                        FINAL LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Metropolitan Edison Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record:

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits (if any) to Acquisition Cost:                $___________

 Total Acquisition Cost under this Record             $___________

 BTU Charge: $__________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Amended and Restated Nuclear Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Amended and Restated Nuclear Material Lease Agreement between the undersigned Lessor and Lessee, dated as of [November 1, 1995], which covenants, terms and conditions are incorporated herein by reference.

 TMI-1 FUEL CORP., Lessor           METROPOLITAN EDISON
                                      COMPANY, Lessee


 By                                 By
      Authorized Signature               Authorized Signature

                                         Attachment 1 to Exhibit B

               BRITISH THERMAL UNIT CHARGE AGREEMENT


                                         Dated:



           The undersigned Lessor and Lessee agree that the initial British Thermal Unit Charge to be used to calculate the Monthly Rent Component for the Nuclear Material pursuant to the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between the undersigned Lessor and Lessee shall be as follows:

 Description of Nuclear Material         British    Thermal   Unit
 Charge






 TMI-1 FUEL CORP.                   METROPOLITAN EDISON
                                      COMPANY



 By:                                By:
 Its:                               Its:

                                                         EXHIBIT C

                     NUCLEAR MATERIAL CONTRACTS


           The Agreements (each as amended and restated) referred to in Section 5 of the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1], 1995, between TMI-1 FUEL CORP. ("Lessor") and METROPOLITAN EDISON COMPANY ("Lessee") are:

           (1) Agreement, dated November 18, 1988, between Cameco Corporation and GPU Nuclear Corporation, as agent for the Lessee, Jersey Central Power & Light Company ("JCP&L") and Pennsylvania Electric Company ("Penelec").

           (2) Agreement, dated September 30, 1988, between URI, Inc. and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Penelec.

           (3)  Agreement,   dated   January  30,   1975,  between
 Sequoyah Fuels Corporation and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Penelec.

           (4) Agreement, dated October 10, 1984, between United States Department of Energy and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Penelec.

           (5) Agreement, dated March 24, 1976, between B&W Fuel Company and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Penelec.

                                                         EXHIBIT D

                        ASSIGNMENT AGREEMENT


           KNOW ALL MEN BY THESE PRESENTS THAT:

           Metropolitan Edison Company (the "Assignor"), in consideration of one dollar and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby sell, grant, bargain, convey and assign to TMI-1 Fuel Corp. ("Assignee"), all right, title and interest of the Assignor in, to and under the Nuclear Material Contract (the "Nuclear Material Contract") described in Exhibit 1 attached hereto insofar as such Nuclear Material Contract relates to the Nuclear Material described in Exhibit 1 (all of such property, including the items described on Exhibit 1 attached hereto as included with the Property, being herein collectively called the "Property"). Terms not defined herein shall have the meanings given in Exhibit 1 attached hereto.

           TO HAVE AND TO HOLD the Property unto the Assignee, its successors and assigns, to its and their own use forever.

           1. The interest of the Assignor in the Property, and the interest transferred by this Assignment Agreement, is that of absolute ownership.

           2. The Assignor hereby warrants that it is the lawful owner of the rights and interests conveyed by this Assignment Agreement and that its title to such rights and interests is hereby conveyed to the Assignee free and clear of all liens, charges, claims and encumbrances of every kind whatsoever, other than (i) the amounts, if any, owing under the Nuclear Material Contract, (ii) other claims, if any, of the Assignor and the Contractor which may exist as between themselves and (iii) Permitted Liens (as defined in the Lease Agreement referred to below); and that the Assignor will warrant and defend such title forever against all claims and demands whatsoever.

           3. The Assignor hereby releases and transfers to the Assignee any right, title or interest in the Nuclear Material which may have been acquired by the Assignor under the Nuclear Material Contract prior to the date hereof.

           4. This Assignment Agreement is made in accordance with an Amended and Restated Nuclear Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and the Assignee (said Nuclear Material Lease Agreement, as the same may be from time to time amended, modified or supplemented, being herein called the "Lease Agreement"). Pursuant to a Security Agreement and Assignment of Contracts made by TMI-1 Fuel Corp. dated as of [November 1,] 1995 (said Security Agreement and Assignment of Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by Assignee in favor of the Secured Parties, as defined therein, the Assignee is assigning and granting a security interest in the Property and this Assignment Agreement to the Secured Parties, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties, as such obligations are described in the Security Agreement.

           5. It is expressly agreed that, anything contained herein to the contrary notwithstanding, (a) the Assignor shall at all times remain liable to the Contractor to observe and perform all of its duties and obligations under the Nuclear Material Contract to the same extent as if this Assignment Agreement and the Security Agreement had not been executed, (b) the exercise by the Assignee or the Secured Parties of any of the rights assigned hereunder or under the Security Agreement, as the case may be, shall not release the Assignor from any of its duties or obligations to the Contractor under the Nuclear Material Contract, and (c) neither the Assignee nor any of the Secured Parties shall have any obligation or liability under the Nuclear Material Contract by reason of or arising out of this Assignment Agreement, the Lease Agreement or the Security Agreement, or be obligated to perform or fulfill any of the duties or obligations of the Assignor under the Nuclear Material Contract, or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any Property received by it thereunder, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts or the delivery of any Property which may have been assigned to it or to which it may be entitled at any time or times; provided, however, the Assignee agrees, solely for the benefit of the Assignor, and subject to the terms and conditions of the Lease Agreement, (i) to purchase the Nuclear Material from the Contractor pursuant to the Nuclear Material Contract, (ii) to pay to the Contractor and/or to the Assignor or their order the respective amounts specified in the Lease Agreement with respect to such Nuclear Material and (iii) to lease such Nuclear Material to the Assignor in accordance with and subject to the terms and conditions of the Lease Agreement. The provisions of the Nuclear Material Contract limiting the liability of the Contractor and its suppliers and subcontractors' under that Contract shall remain effective against the Assignee and Secured Parties to the same extent that such provisions are effective against the Assignor.

           6. Notwithstanding anything contained herein to the contrary, subject to the terms and conditions of the Lease Agreement, the Assignor may continue to engage in Fuel Management (as such term is defined in the Lease Agreement) with respect to the Property, including, without limitation, all dealings with the Contractor and, subject to such terms and conditions and effective until the occurrence of a Lease Event of Default (as defined in the Lease Agreement), (i) the Assignee reassigns to the Assignor the Assignee's rights under clauses (iii), (iv), (v) and (vi) of subparagraph (b) of Exhibit 1 to this Assignment Agreement (provided, however, that insurance proceeds are reassigned to the Assignor pursuant hereto only to the extent that such proceeds are needed and used to reimburse the Assignor for the cost of repairing damage or destruction to Nuclear
 Material  or  are used  to  purchase  Nuclear Material  from  the

 Assignee in accordance with the Lease Agreement, and provided further, however, that the Assignee's rights under clause (vi) are reassigned to the Assignor subject in all respects to the limitations set forth in paragraph 8. below), and (ii) the Assignee agrees that the Assignor may, to the extent set forth in clause (i) above, to the exclusion of the Assignee, exercise and enforce such rights.

           7. The Assignor shall promptly and duly execute, deliver, file and record all such further counterparts of this Assignment Agreement or such certificates, financing and continuation statements and other instruments as may be reasonably requested by the Assignee, and take such further actions as the Assignee shall from time to time reasonably request, in order to establish, perfect and maintain the rights and remedies created or intended to be created in favor of the Assignee and the Secured Parties hereunder and the Assignee's title to and interest in the Property as against the Assignor or any third party in any applicable jurisdiction.

           8. The Assignor hereby agrees that it will not enter into or consent to or permit any cancellation, termination, amendment, supplement or modification of or waiver with respect to the Nuclear Material Contract insofar as it relates to the Nuclear Material except for cancellations, terminations, amendments, supplements, modifications or waivers which do not materially adversely affect the Assignee or the Secured Parties or their respective interests in the Property, nor will the Assignor sell, assign, grant any security interest in or otherwise transfer its rights or other interests in the Property or any part thereof, except as permitted by the Lease Agreement.

           9. The Assignor hereby represents and warrants that the Nuclear Material Contract is in full force and effect and represents that it is the only agreement between the Assignor and the Contractor with respect to the Nuclear Material.

           10. This Assignment Agreement shall become effective only upon receipt of the written consent of the Contractor to the assignment of the rights and interests conveyed hereunder, if such consent is required under the Nuclear Material Contract. The Assignor hereby agrees to send the Contractor a copy of this Assignment Agreement.

           11. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           IN WITNESS WHEREOF, the Assignor has caused this Assignment Agreement to be duly executed and delivered as of the ____ day of ____________,19____.

                                    METROPOLITAN EDISON COMPANY



                                    By:

                                    Title:

 The foregoing Assignment Agreement is hereby accepted:

                                    TMI-1 FUEL CORP.


                                    By:

                                    Title:

                                                         EXHIBIT 1
                                           to Assignment Agreement

           (a) The _____________ (as the same may from time to time be amended, modified or supplemented, being herein called the "Nuclear Material Contract"), dated as of _____________, between Metropolitan Edison Company and ______________ (the "Contractor), insofar as, and only to the extent that, the Contract relates to _________________ (the "Nuclear Material"); but not insofar as the Contract provides for the provision of other nuclear materials and services to the Assignor; and

           (b)  The  Property  shall include,  without limitation,
 (i) any and all amendments and supplements to the Nuclear Material Contract from time to time executed and delivered to the extent that any such amendment or supplement relates to the Nuclear Material, (ii) the Nuclear Material, including the right to receive title thereto, (iii) all rights, claims and proceeds, now or hereafter existing, under any insurance, indemnities, warranties and guaranties provided for in or arising out of the Nuclear Material Contract, to the extent that such rights or claims relate to the Nuclear Material, (iv) any claim for damages arising out of or for breach or default by the Contractor under or in connection with the Nuclear Material Contract insofar as it relates to the Nuclear Material, (v) any other amount, whether resulting from refunds or otherwise, from time to time paid or payable by the Contractor under or in connection with the Nuclear Material Contract insofar as it relates to the Nuclear Material and (vi) the right of the Assignor to terminate the Nuclear
 Material Contract or to perform or to exercise or enforce thereunder, insofar as it or they relate to the Nuclear Material.

                                                         EXHIBIT 2
                                           to Assignment Agreement


                       CONSENT AND AGREEMENT


           The undersigned, _________________ (the "Contractor"), has entered into a _______________ (as the same may from tune to time be amended, modified or supplemented, being herein called the "Nuclear Material Contract"), dated as of ____________________ with Metropolitan Edison Company (the "Assignor").

           The Contractor hereby acknowledges notice that (i) in accordance with the terms of an Amended and Restated Nuclear Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and TMI-1 Fuel Corp. (the "Assignee"), the Assignor has assigned to the Assignee a part of the Assignor's rights under the Nuclear Material Contract pursuant to an Assignment Agreement, in the form of Annex A hereto (such Assignment Agreement, as the same may from time to time be amended, modified or supplemented, being herein collectively called the "Assignment"), and (ii) pursuant to a Security Agreement and Assignment of Contracts made by TMI-1 Fuel Corp. dated as of [November 1,] 1995 (said Security Agreement and Assignment Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by the Assignee in favor of the Secured Parties as defined therein (the "Secured Parties"), the Assignee has assigned and granted a security interest in all rights under the Nuclear Material Contract from time to time assigned to it by Assignor, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties.

           The Contractor hereby consents to (i) the assignment by the Assignor to the Assignee of part of the Assignor's right, title and interest in, to and under the Nuclear Material Contract and the other Property described in the Assignment pursuant to the Assignment and (ii) the assignment and security interest in favor of the Secured Parties as described above. The Contractor further consents to all of the terms and provisions of the Security Agreement.

           The Contractor agrees that, if requested by either the Assignor or the Assignee, it will acknowledge in writing the Assignment delivered by the Assignor to the Assignee; provided, that neither the lack of notice to nor acknowledgment by the Contractor of the Assignment shall limit or otherwise affect the validity or effectiveness of this consent to such Assignment.

           The Contractor hereby confirms to the Assignee and the Secured Parties that:

           (a) all representations, warranties and agreements of the Contractor under the Nuclear Material Contract which relate to the Nuclear Material described in the Assignment shall inure to the benefit of, and shall be enforceable by, the Assignee or any Secured. Party to the same extent as if originally named in the Contract as the purchaser of such Nuclear Material,

           (b) the Contractor understands that, pursuant to the Lease Agreement, the Assignee has agreed to lease the Nuclear Material described in the Assignment to the Assignor, and consents to the assignment to the Assignor, for so long as the Lease Agreement shall be in effect or until otherwise notified by the Assignee, of the Assignee's rights under clauses (iii), (iv), (v) and (vi) of subparagraph
                (b) of Exhibit 1 to the Assignment to the extent that such rights are reassigned to the Assignor pursuant to the Assignment,

           (c) The Contractor is in the business of selling nuclear fuel and related services of the kind described in the Assignment, and the proposed sale of such nuclear fuel under the Nuclear Material Contract will be in the ordinary course of business of the Contractor, and

           (d) Notwithstanding any provision to the contrary contained in the Nuclear Material Contract, the Contractor agrees that title to any Nuclear Material covered by the Assignment shall pass directly to the Assignee under the Contract and shall not pass to the Assignor; provided that the foregoing shall not apply to any Nuclear Material for which title has already passed from the Contractor prior to the execution and delivery of the Assignment.

           It is understood that neither the Assignment, the Security Agreement nor this Consent and Agreement shall in any way add to the obligations of the Contractor or the Assignor under the Nuclear Material Contract.

           This Consent  and. Agreement  shall be governed  by and
 construed  in  accordance   with  the  laws   of  the  State   of
 ____________.

           IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of____ day of ______________, 19___.







                                    By:
                                    Title:

                                                         EXHIBIT E

                            BILL OF SALE
                                 TO
                    METROPOLITAN EDISON COMPANY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, TMI-1 Fuel Corp., a Delaware corporation (the "Seller"), whose post office address is c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention:
 Corporate Trust and Agency Division, for and in consideration paid to the Seller upon or before the execution and delivery of this Bill of Sale to Metropolitan Edison Company (the "Purchaser"), a Pennsylvania corporation, whose address is 2800 Pottsville Pike, Reading, Pennsylvania 19640, Attention:
 Comptroller, hereby conveys, transfers, sells and sets over unto the Purchaser all of its right, title and interest in all of the personal property consisting of the assemblies of nuclear fuel or components thereof or other nuclear material described in Annex I hereto (the "Assets"), and by this Bill of Sale does hereby grant, bargain, sell, convey, transfer and deliver the Assets unto the Purchaser, to have and to hold such undivided interest in the Assets unto the Purchaser, for itself, its successors and assigns, forever.

           The Assets are transferred and conveyed by the Seller AS-IS, WHERE-IS, WITHOUT REPRESENTATIONS OR WARRANTIES (EXPRESS OR IMPLIED) OF ANY KIND WHATSOEVER BY THE SELLER OR ANY PERSON ACTING ON ITS BEHALF except that the Seller represents and warrants that it has not by voluntary act or omission created or granted any lien on the Assets, other than Permitted Liens, as defined in that certain Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995 between the Seller and the Purchaser. The Purchaser acknowledges and agrees that neither the Seller, its directors, officers or employees, any company, person or firm controlling, controlled by, or under common control with any of them nor any other person acting on behalf of the Seller is a manufacturer of, or is engaged in the sale or distribution of, nuclear material, has had at any time physical possession of any portion of the Assets sold hereunder, or has made any inspection thereof. The Purchaser further acknowledges and agrees that the Assets sold hereunder have been at all times in the possession of the Purchaser and that the Purchaser has made such inspections thereof as it deems necessary and that the Purchaser has been solely responsible for all decisions made with respect to the choice of the suppliers of such Assets and the enrichment, fabrication, transportation, storage and processing of the same.

          IN WITNESS WHEREOF, the Seller has caused these presents to be executed by one of its Vice Presidents, this ____ day of __________________,19___.

                                    TMI-1 FUEL CORP., Seller


                                    By:
                                         Vice President

                   Acknowledgement and Acceptance


           The foregoing Bill of Sale is hereby acknowledged and accepted by the undersigned as of the date last above written.

                                    METROPOLITAN EDISON COMPANY,
                                      Purchaser



                                    By:

                                    Its:


                                                                                                      EXHIBIT F
                                                     RENT DUE
                                           AND SCV CONFIRMATION SCHEDULE

                                      For the Basic Rent Period Ended _______

               In accordance with the Lease Agreement dated as of [November] 1, 1995, between TMI-1 Fuel Corp., as Lessor, and Metropolitan Edison Company, as Lessee, the Lessee certifies that all amounts set forth below are  true and  correct in  all respects,  and both  Lessor and Lessee  certify that  this Schedule  has been prepared in accordance with the provisions of the Lease Agreement.

  23. BASIC RENT, ADDITIONAL RENT AND TERMINATION RENT
      (i)  Basic Rent Owed
           (a)  Calculation of Portion of Monthly Financing Charge
                 Not Allocated to Acquisition Cost                                          $

                (i)   Interest Payable with Respect to all Outstanding
                       Notes (See attached summary calculation)                             $

                (ii) Other Amounts included in Monthly Financing Charge                     $

                (iii) TOTAL MONTHLY FINANCING CHARGE NOT ALLOCATED
                      TO ACQUISITION COST (Total of 1(a) and 1(b))                          $

           (b)  Aggregate Monthly Rent Component (See attached summary calculation)         $

           (c)  BASIC RENT (total of 1(c) and 2)                                            $

      (ii)      Additional Rent Owned* (see attached summary calculation)                   $

      (iii)     Termination Rent Owed (see attached summary calculation)                    $

           TOTAL RENT DUE (total of A, B and C)                                             $




  ________________________
  *   Includes amounts paid or  due and payable by the Company with respect to the transactions contemplated by the Basis Documents during such month for  the following other fees, costs, charges and expenses incurred
      or owed by the Company  under or in connection with  the Lease Agreement  or other Basic Documents:   (a)
      legal, printing, reproduction and  closing fees and expenses, (B) auditors', accountants'  and attorneys'
      fees and expenses, (C) franchise taxes  and income taxes, and (D) any other  fees and expense incurred by the Company under or in respect of the Basic Documents.



   24. CALCULATION OF STIPULATED CASUALTY VALUE

                                                                    Nuclear Material

                                             Installed for          Not Installed for
                                             Operation in the       Operation in the
                                             Generating Facility    Generating Facility         Total

   (i)   Stipulated Casualty Value as
         of _______________                  $                      $                       $

   (ii)  Add:  Acquisition Cost Incurred
         in Rent Period Covered by This
         Schedule (exclusive of Monthly
         Financing Charges)                  $                      $                       $

   (iii) Add:  Monthly Financing Charge
         Allocated to Acquisition Cost
         Incurred in Rent Period Covered
         by This Schedule                    $                      $                       $

   (iv)  Less:  SCV of Nuclear Material
         Transferred to the Lessee
         Pursuant to Sections 8(c), 8(g)
         or 14 of the Lease Agreement during
         the Basic Rent Period Covered by
         This Schedule                       $                      $                       $

         STIPULATED CASUALTY VALUE
         AS OF _________________             $                      $                       $

         Add:  Commercial Paper Discount                                                    $

         STIPULATED CASUALTY VALUE
         AS OF ______________                                                               $

                                               EXHIBIT B-2(a)(iii)

                                               BI&L Draft 10/12/95


                                              COUNTERPART NO.  ___

                        AMENDED AND RESTATED
                  NUCLEAR MATERIAL LEASE AGREEMENT

                   Dated as of [November 1], 1995



                              between



                         TMI-1 FUEL CORP.,

                                                        as Lessor

                                and

                   PENNSYLVANIA ELECTRIC COMPANY

                                                        as Lessee




 AS OF THE DATE OF THIS AMENDED AND RESTATED LEASE AGREEMENT, THE LESSOR UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT (THE "LESSOR") HAS GRANTED TO THE SECURED PARTIES, AS DEFINED HEREIN, A SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE AGREEMENT AND IN ALL OF THE LESSOR'S RIGHTS AND INTERESTS UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT, INCLUDING, WITHOUT LIMITATION, ALL OF THE LESSOR'S RIGHTS TO AND INTERESTS IN NUCLEAR MATERIAL AS DEFINED IN THIS AMENDED AND RESTATED LEASE AGREEMENT.

 THIS AMENDED AND RESTATED LEASE AGREEMENT HAS BEEN MANUALLY EXECUTED IN [TWELVE (12)] COUNTERPARTS, NUMBERED CONSECUTIVELY FROM 1 TO [12]. NO SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE AGREEMENT OR IN ANY OF THE LESSOR'S RIGHTS AND INTERESTS UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT MAY BE PERFECTED BY THE POSSESSION OF ANY SUCH COUNTERPART OTHER THAN COUNTERPART NO. 1.

                         TABLE OF CONTENTS


 Definitions . . . . . . . . . . . . . . . . . . . . . . .   1

 Notices . . . . . . . . . . . . . . . . . . . . . . . . .   1

 Title to Remain in the Lessor; Quiet Enjoyment;
  Fuel Management; Location  . . . . . . . . . . . . . . .   2

 Agreement for Lease of Nuclear Material . . . . . . . . .   3

 Orders for Nuclear Material and Services;
  Assigned Agreements  . . . . . . . . . . . . . . . . . .   3

 Leasing Records; Payment of Costs of Lessor . . . . . . .   4

 No Warranties or Representation by Lessor . . . . . . . .   6

 Lease Term; Early Termination; Termination
  of Leasing Record  . . . . . . . . . . . . . . . . . . .   7

 Payment of Rent; Payments with Respect to the
  Lessor's Financing Costs . . . . . . . . . . . . . . . .   9

 Compliance with Laws; Restricted Use of Nuclear
  Material; Assignments; Permitted Liens; Spent Fuel . . .  10

 Permitted Contests  . . . . . . . . . . . . . . . . . . .  12

 Insurance; Compliance with Insurance Requirements . . . .  13

 Indemnity . . . . . . . . . . . . . . . . . . . . . . . .  14

 Casualty and Other Events . . . . . . . . . . . . . . . .  17

 Nuclear Material to Remain Personal Property  . . . . . .  18

 Events of Default . . . . . . . . . . . . . . . . . . . .  18

 Rights of the Lessor Upon Default of the Lessee . . . . .  19

 Termination After Certain Events  . . . . . . . . . . . .  21

 Investment Tax Credit . . . . . . . . . . . . . . . . . .  23

 Certificates; Information; Financial Statements . . . . .  23

 Obligation of the Lessee to Pay Rent  . . . . . . . . . .  25

 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .  25

       AMENDED AND RESTATED NUCLEAR MATERIAL LEASE AGREEMENT


           AMENDED AND RESTATED LEASE AGREEMENT (this "Lease Agreement") dated as of the [1st] day of [November], 1995, by and between TMI-1 FUEL CORP., a Delaware corporation (herein called the "Lessor"), and PENNSYLVANIA ELECTRIC COMPANY, a Pennsylvania corporation (herein called the "Lessee").

                              RECITALS

           A. The Lessor and Lessee entered into a Nuclear Material Lease Agreement dated as of August 1, 1991 ("Original Lease") to provide for the lease of Nuclear Material to the Lessee;

           B. The Original Lease provided for the Lessor to enter into certain loan agreements and ancillary documents with The Prudential Insurance Company of America and certain affiliates thereof ("Prudential") to provide financing from Prudential for the acquisition of Nuclear Material under the Original Lease;

           C. Concurrent with the execution and delivery hereof, such loan arrangements with Prudential are being terminated and Lessor is entering into a new credit agreement and related instruments pursuant to which a bank syndicate for which Union Bank of Switzerland, New York Branch will act as agent to provide financing for the acquisition of Nuclear Material being leased hereunder;

           D. Accordingly, the Lessor and the Lessee desire to enter into this Amended and Restated Lease Agreement in order to reflect necessary modifications consistent with establishment of such new credit facility and other modifications thereof in certain other respects, which agreement shall supercede the Original Lease;

           NOW, THEREFORE,  in  consideration of  the  mutual
      covenants contained herein and intending  to be legally
      bound  hereby,   the  parties  covenant  and  agree  as
      follows:

           1.   Definitions.       Except  as  otherwise  provided
 herein, capitalized terms used in this Lease Agreement (including the Exhibits) shall have the respective meanings set forth in Appendix A.

           2.   Notices.       Any   notice,   demand   or   other
 communication which by any provision of this Lease Agreement is required or permitted to be given shall be deemed to have been delivered if in writing and actually delivered by mail, courier, telex or facsimile to the following addresses:

             (i) If to the Lessor, TMI-1 Fuel Corp., c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention: Corporate Trust and Agency Division, telecopy number 212-852-1626, or at such other address as the Lessor may have furnished to the Lessee and the Secured Parties in writing; or

            (ii) If to the Lessee, Pennsylvania Electric Company, 2800 Pottsville Pike, Reading, Pennsylvania 19640,
      Attention: Comptroller, telecopy number 201-455-8582, with a copy to GPU Service Corporation, 100 Interpace Parkway, Parsippany, New Jersey 07054-1149, Attention: Assistant Treasurer, telecopy number 201-263-6397, or at such other address as the Lessee may have furnished the Lessor and the Secured Parties in writing; or

           (iii) except as provided in the following sentence or as otherwise requested in writing by any Secured Party, any notice, demand or communication which by any provision of this Lease Agreement is required or permitted to be given to the Secured Parties shall be deemed to have been delivered to all the Secured Parties if a single copy thereof is delivered to [Union Bank of Switzerland, New York Branch, 299 Park Avenue, New York, New York 10171-0026,
      Attention:         _________________,    facsimile    number
      ____________;] or at such other address as either may have furnished the Lessor and the Lessee in writing. Any Leasing Record or invoice of a Manufacturer or other Person performing services covering the Nuclear Material which is required to be delivered to the Secured Parties pursuant to
      Section 6(c)(ii) of this Lease Agreement and any Rent Due and SCV Confirmation Schedule which is required to be delivered to the Secured Parties pursuant to Sections 8(g) or 9(d) of this Lease Agreement shall be deemed to have been delivered to all the Secured Parties if a single copy thereof is delivered to Union Bank of Switzerland, New York Branch at the address indicated in this Section 2(iii).

           3. Title to Remain in the Lessor; Quiet Enjoyment; Fuel Management; Location.

                (a) The Lessor and the Lessee hereby acknowledge that this Lease Agreement is a lease and is intended to provide for the obligations of the Lessee to pay installments of Rent as the same become due; that, subject to the provisions of Section 10(h), the Lessor has title to and is the owner of the Nuclear Material; and that the relationship between the Lessor and the Lessee shall always be only that of lessor and lessee.

                (b) The Lessor (including its successors and assigns) agrees and covenants that, so long as the Lessee makes timely payments of Rent and fully performs all other obligations to be performed by the Lessee under this Lease Agreement, the Lessor (including its successors and assigns) shall not hinder or interfere with the Lessee's peaceable and quiet enjoyment of the possession and use of the Nuclear Material, for the term or terms herein provided, subject, however, to the terms of this Lease Agreement.

                (c) So long as no Lease Event of Default shall have occurred and be continuing and the Lessor shall not have elected to exercise any of its remedies under Section 17 hereof, the Lessee shall have the right to engage in Fuel Management. The Lessee is hereby designated the agent of the Lessor in all dealings with Manufacturers and any regulatory agency having jurisdiction over the ownership or possession of the Nuclear Material for so long as the Lessee shall have the right to engage in Fuel Management. As such agent of the Lessor, the Lessee agrees to make, or cause to be made, all filings and to obtain all consents and permits required as a result of the Lessor's ownership and leasing of the Nuclear Material.

                (d) The Lessee covenants to the Lessor that the location of Nuclear Material will be limited to: (w) any Manufacturer's facility, (x) transit between one Manufacturer's facility and another Manufacturer's facility or the site of the Generating Facility, (y) the site of the Generating Facility and
 (z) the Generating Facility. Each assembly of the Nuclear Material will be located during its Heat Production and "cooling-off" stage at the Generating Facility or the site of the Generating Facility.

           4. Agreement for Lease of Nuclear Material. From and after the Closing, the Lessor shall lease to the Lessee and the Lessee shall lease from the Lessor such Nuclear Material as may be from time to time mutually agreed upon, provided that the total Stipulated Casualty Value of all Nuclear Material leased under this Lease Agreement shall not exceed at any one time $27,500,000 in the aggregate or such other amount as the Lessor and the Lessee may agree to in writing (the "Maximum Stipulated Casualty Value"). The Lessor and the Lessee shall evidence their agreement to lease particular Nuclear Material in accordance with the terms and provisions of this Lease Agreement by signing and delivering to each other, from time to time, Leasing Records, substantially in the forms of Exhibit A or Exhibit B, as applicable, prepared by the Lessee, covering such Nuclear Material. Nothing contained herein shall be deemed to prohibit the Lessee from leasing from other lessors or otherwise obtaining other nuclear material for use in the Generating Facility, subject to the provisions with respect to intermingling of fuel assemblies or sub-assemblies with other fuel assemblies or sub-assemblies contained in Section 6 hereof.

           5.   Orders for Nuclear Material and Services; Assigned
 Agreements.

                (a) The Nuclear Material Contracts listed in Exhibit C hereto, relating, among other things, to the purchase of, and services to be performed with respect to, Nuclear Material were entered into by the Lessee prior to the date of this Lease Agreement, and, except as otherwise indicated on Exhibit C, the interests of the Lessee under such Nuclear Material Contracts have been assigned to the Lessor under an Assignment Agreement substantially in the form of Exhibit D. Any further Nuclear Material Contracts which the Lessee deems necessary or desirable may be negotiated by the Lessee and executed by the Lessee in its own name or, where authorized by the Lessor, as agent for the Lessor.

                (b) So long as no Lease Event of Default shall have occurred and be continuing, and subject to the approval of the Lessor and to the limitation on the Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, the interests of the Lessee under any further Nuclear Material Contracts (whether executed and delivered before or after the date of this Lease Agreement) pursuant to which the Lessee desires the Lessor to purchase Nuclear Material or have services performed on any Nuclear Material on behalf of the Lessee may be assigned to the Lessor under an Assignment Agreement substantially in the form of Exhibit D, with such changes to
 Exhibit 2 to Exhibit D as the Secured Parties may consent to in writing, which consent shall not be unreasonably withheld. The Lessee shall use its best efforts to cause the other parties to such agreements to consent to each such assignment. Upon each such assignment and the obtaining of such consents with respect to any Nuclear Material Contract, the Lessor, subject to the limitation on the Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, shall make all payments which are required under such Assigned Agreements for the purchase of Nuclear Material or for services to be performed on the Nuclear Material in accordance with the procedures set forth in Section 6.

                (c) So long as no Lease Event of Default shall have occurred and be continuing, the Lessor hereby authorizes the Lessee, at the Lessee's own cost and expense, to assert all rights and claims and to bring suits, actions and proceedings, in its own name or in the name of the Lessor, in respect of any Manufacturer's warranties or undertakings, express or implied, relating to any portion of the Nuclear Material and to retain the proceeds of any such suits, actions and proceedings.

           6.   Leasing Records; Payment of Costs of Lessor.

                (a) Interim Leasing Records. An Interim Leasing Record shall be prepared by the Lessee, shall be dated the date that the Lessor first makes any payment with respect to the Acquisition Cost of any Nuclear Material and shall set forth a full description of such Nuclear Material, the Acquisition Cost and location thereof, and such other details with respect to such Nuclear Material upon which the parties may agree. During the period of preparation and processing or reprocessing of Nuclear Material subject to an Interim Leasing Record, if the Lessor shall make any further payment or payments or if the Lessor shall receive any payment or payments representing a credit against the

 Acquisition Cost previously paid with respect to such Nuclear Material, a supplemental Interim Leasing Record dated the date that the Lessor makes each such further payment or the date of receipt of any such credit shall be signed by the Lessor and the Lessee to record the revised Acquisition Cost, after giving effect to any such payments or credits with respect to such Nuclear Material, any change in location and such additional details upon which the parties may agree.

                (b) Final Leasing Records. For Nuclear Material previously covered by an Interim Leasing Record, the Final Leasing Record shall be prepared by the Lessee, shall be dated the first day of the month following the date of installation of such Nuclear Material in the Generating Facility, unless such date is the first day of a month, in which case the Final Leasing Record shall be dated such date. For Nuclear Material not previously covered by an Interim Leasing Record, the Final Leasing Record shall be dated the date that the Lessor first makes any payment with respect to the Acquisition Cost of such Nuclear Material. A Final Leasing Record shall set forth a full description of such Nuclear Material, the Acquisition Cost thereof, the BTU Charge, the location, and such other details with respect to such Nuclear Material upon which the parties may agree.

                (c)  Payment of Nuclear Material Costs.

             (i) [On the Closing, the Lessor shall pay Prudential the Stipulated Casualty Value (as defined in the Original Lease) of the Nuclear Material then subject to the Original Lease and related costs and expenses in connection therewith.]

            (ii) From time to time after the Closing, invoices of Manufacturers, or of other Persons performing services, covering Nuclear Material shall be forwarded to the Lessor in care of the Lessee at the Lessee's address. Upon receipt by the Lessee of an invoice covering Nuclear Material, the Lessee shall review such invoice and, upon the Lessee's approval thereof, the Lessee shall forward such invoice endorsed with the Lessee's approval to the Lessor, together with a Leasing Record completed and signed by a Lessee Representative covering such Nuclear Material. The Lessee's invoice for any cost incurred by it and includable in the Acquisition Cost of any Nuclear Material shall be forwarded to the Lessor and to the Secured Parties, together with a Leasing Record completed and signed by a Lessee Representative covering such costs. After receipt of such invoice and Leasing Record, in form and substance satisfactory to the Lessor, the Lessor, subject to the limitation on Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4, shall pay such invoice as provided therein or in the related purchase agreement and shall execute the Leasing Record and return a copy of such Leasing Record to the Lessee and the Secured

      Parties. The Leasing Record shall be dated as provided for in this Lease Agreement. In the event that the Acquisition Cost of the Nuclear Material covered by any Leasing Record has been paid or incurred by the Lessee, the Lessor, subject to the limitation on Maximum Stipulated Casualty Value of the Nuclear Material set forth in Section 4 shall promptly reimburse the Lessee for the amount of the Acquisition Cost paid or incurred by the Lessee.

                (iii) The Lessee shall: (A) pay all costs and expenses of freight, packing, insurance, handling, storage, shipment and delivery of the Nuclear Material to the extent that the same have not been included in the Acquisition Cost, and (B) at its own cost and expense, furnish such labor, equipment and other facilities and supplies, if any, as may be required to install and erect the Nuclear Material to the extent that the cost and expense thereof have not been included in the Acquisition Cost. Such installation and erection shall be in accordance with the specifications and requirements of each Manufacturer. The Lessor shall not be liable to the Lessee for any failure or delay in obtaining Nuclear Material or making delivery thereof.

                (d) Intermingling of Fuel Assemblies. Subject to the provisions of Section 10(h) hereof, the Nuclear Material shall be owned exclusively by the Lessor and leased to the Lessee under this Lease Agreement. Prior to the fabrication of Nuclear Material into a completed fuel assembly or sub-assembly or while such Nuclear Material is being reprocessed, the Lessee will cause or permit such Nuclear Material to be fabricated or assembled only into fuel assemblies or sub-assemblies owned by the Lessor and leased under this Lease Agreement. However, fuel assemblies or sub-assemblies owned by the Lessor and leased to the Lessee hereunder may be intermingled in the Generating Facility with fuel assemblies or sub-assemblies not owned by the Lessor and leased to the Lessee under this Lease Agreement, provided that such assemblies or sub-assemblies owned by the Lessor shall be readily identifiable by serial number or other distinguishing marks.

           7. No Warranties or Representation by Lessor. THE NUCLEAR MATERIAL IS LEASED AS-IS, WHERE-IS, IN THE CONDITION THEREOF AND SUBJECT TO THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, THE STATE OF THE TITLE THERETO, THE RIGHTS OF OWNERSHIP THEREIN AND TO ALL APPLICABLE LAWS, RULES, REGULATIONS, ORDERS, WRITS, INJUNCTIONS, DECREES, CONSENTS, APPROVALS, EXEMPTIONS, AUTHORIZATIONS, LICENSES AND WITHHOLDING OF OBJECTIONS OF ANY GOVERNMENTAL OR PUBLIC BODY OR AUTHORITY AND ALL OTHER REQUIREMENTS HAVING THE FORCE OF LAW APPLICABLE AT ANY TIME TO ANY OF THE NUCLEAR MATERIALS OR ANY ACT OR TRANSACTION WITH RESPECT THERETO OR PURSUANT TO THIS LEASE AGREEMENT, IN EACH CASE AS IN EXISTENCE WHEN THE SAME FIRST BECOMES SUBJECT TO THIS LEASE AGREEMENT, WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND BY THE LESSOR OR ANY SECURED PARTY OR ANY PERSON ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY. THE LESSEE ACKNOWLEDGES AND

 AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES, NOR ANY COMPANY, PERSON OR FIRM CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM NOR ANY OTHER PERSON ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY HAS HAD AT ANY TIME PHYSICAL POSSESSION OF ANY PORTION OF THE NUCLEAR MATERIAL, HAS MADE ANY INSPECTION THEREOF, HAS GIVEN ANY ADVICE TO THE LESSEE OR HAS MADE ANY RECOMMENDATION TO THE LESSEE WITH RESPECT TO THE CHOICE OF THE SUPPLIER, VENDOR OR PROCESSOR OF THE NUCLEAR MATERIAL OR WITH RESPECT TO THE PROCESSING, MILLING, CONVERSION, ENRICHMENT, FABRICATION, CONTAINERIZATION, TRANSPORTATION, UTILIZATION, STORAGE OR REPROCESSING OF THE SAME. THE LESSEE ALSO ACKNOWLEDGES AND AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES, NOR ANY COMPANY, PERSON OR FIRM CONTROLLING,
 CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM, NOR ANYONE ACTING ON BEHALF OF THE LESSOR OR ANY SECURED PARTY HAS MADE ANY WARRANTY OR OTHER REPRESENTATION, EXPRESS OR IMPLIED, THAT THE NUCLEAR MATERIAL LEASED OR TO BE LEASED UNDER THIS LEASE AGREEMENT (a) WILL NOT RESULT IN INJURY OR DAMAGE TO PERSONS OR PROPERTY, (b) WILL BE USEABLE BY THE LESSEE OR WILL ACCOMPLISH THE RESULTS WHICH THE LESSEE INTENDS FOR SUCH NUCLEAR MATERIAL OR
 (c) IS SAFE IN ANY MANNER OR RESPECT. THE LESSEE ALSO ACKNOWLEDGES AND AGREES THAT NEITHER THE LESSOR NOR ANY SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND
 EMPLOYEES,  NOR  ANY   COMPANY,  PERSON   OR  FIRM   CONTROLLING,
 CONTROLLED BY OR UNDER COMMON CONTROL WITH ANY OF THEM, AND ANYONE ACTING ON BEHALF OF ANY OF THEM IS A MANUFACTURER OR ENGAGED IN THE SALE OR DISTRIBUTION OF NUCLEAR MATERIAL AND THAT NONE OF THE FOREGOING PERSONS HAS MADE OR DOES HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, USEABILITY, DURABILITY, SUITABILITY OR CONSEQUENCES OF USE OR MISUSE OF THE NUCLEAR MATERIAL IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES OR USES OF THE LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED.

           8.   Lease  Term;  Early  Termination;  Termination  of
 Leasing Record.

                (a) The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Nuclear Material for the term provided in this Lease Agreement and subject to the terms and provisions hereof.

                (b) This Lease Agreement shall become effective at 12:01 A.M., Eastern time, on the Closing, and, unless earlier terminated as provided in Sections 8(c), 17 or 18, the term of this Lease Agreement shall end at the close of business on the later of (i) the date on which there is no outstanding principal of, or interest or premium, if any, on any of the Outstandings or
 (ii) the Termination Date but in each case in no event later than November 1, 2015.

                (c) In the event that during the term of this Lease Agreement, the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement, the Lessee shall have the option, exercisable at any time beginning [___] days before such Termination Date upon written notice to the Lessor and the Secured Parties prior to such Termination Date to purchase all (but not less than all) of the Nuclear Material [and any spent fuel related thereto for which title has not been transferred to the Lessee] for a purchase price equal to the Stipulated Casualty Value of such Nuclear Material at the time of such purchase plus [(A) any Additional Rent due and payable at the time of such purchase or (B) the Termination Rent.] If the Lessee exercises such purchase option, the purchase of the Nuclear Material shall occur on such date, on or prior to such Termination Date, as may be agreed upon by the Lessor and the Lessee and of which the Lessee has given the Secured Parties prior written notice. Upon receipt of payment of the purchase price, the Lessor shall deliver to the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to the Nuclear Material [and any spent fuel related thereto for which title has not been transferred to the Lessee] to the Lessee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, including, without limitation, UCC-3 termination statements [(but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement)]. The later of (i) the date on which there is no outstanding principal of, or interest or premium, if any, on any of the Outstandings or (ii) the date of any sale by the Lessor of all of the Nuclear Material as provided in this
 Section 8(c) shall constitute the Termination Settlement Date, and this Lease Agreement shall terminate as of such date.

                (d) In the event that during the term of this Lease Agreement the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement and the Lessee shall not have exercised its option to purchase pursuant to Section 8(c), the Lessee shall attempt to sell, or if no sale is possible, to otherwise convey, on behalf of the Lessor, ownership of the Nuclear Material to a third party not disqualified by any applicable statute, law, regulation or agreement from acquiring such Nuclear Material, and, upon prior written notice to the Lessor and the Secured Parties of the terms and date of such sale, the Lessor shall furnish title papers as may be necessary to effect such sale or conveyance on an as-is, where-is, non-installment, cash sale basis, without recourse to or warranty or agreement of any kind by the Lessor. The proceeds of such sale or conveyance shall be paid to the Lessor, and any amount so paid shall constitute a credit against the amount of the Stipulated Casualty Value payable by the Lessee under Section 8(e); provided, however, that any proceeds of such sale or conveyance in excess of the amount payable by the Lessee under
 Section 8(e) shall be retained by the Lessee.

                (e) On the Termination Date unless the Lessee shall have exercised its purchase option set forth in Section 8(c) and paid the Lessor the purchase price of the Nuclear Material as provided therein, the Lessee shall pay to the Lessor an amount equal to the sum of (i) the Stipulated Casualty Value of all Nuclear Material leased under this Lease Agreement as of such Termination Date and of all Nuclear Material sold or conveyed pursuant to Section 8(d) (less any credit provided in
 Section 8(d)), and (ii) the Termination Rent as of such Termination Date. Upon receipt of such payment, the Lessor shall deliver to the Lessee or any designee of the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] to the Lessee or the Lessee's designee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, including, without limitation, UCC-3 termination statements (but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement).

                (f) In the event that during the term of this Lease Agreement, the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement, all obligations of the Lessor and Lessee under this Lease Agreement with respect to the Nuclear Material, including the obligation of the Lessee to pay Basic Rent and the obligation of the Lessor to acquire and pay for the Nuclear Material and to lease the same to the Lessee shall terminate on the date on which the Lessor receives the payment specified in Section 8(c) or Section 8(e).

                (g)  The Lessee shall deliver to the Lessor and to
 the Secured Parties a Rent Due and SCV Confirmation Schedule in the form of Exhibit F within thirty (30) days following the date on which any Nuclear Material or spent fuel resulting from the Nuclear Material is removed from the reactor of the Generating Facility for purposes of "cooling-off" preliminary to reprocessing or permanent on-site safe storage and/or off-site disposal. If the Lessee elects within thirty (30) days following the receipt by the Lessor of such Rent Due and SCV Confirmation Schedule to extend the lease term for the purposes of reprocessing any such Nuclear Material, then the Lessor and the Lessee shall enter into an Interim Leasing Record with respect to such Nuclear Material in its then condition. In all other cases, the Final Leasing Record with respect to any such Nuclear Material or spent fuel resulting from such Nuclear Material shall be terminated and the Lessee shall immediately pay to the Lessor all amounts, including the Stipulated Casualty Value, if any, with respect to such Nuclear Material or spent fuel resulting from such Nuclear Material, and, upon receipt thereof, the Lessor shall deliver to the Lessee or to any designee of the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, transferring all right, title, interest and claim of the Lessor to such Nuclear Material or spent fuel resulting from such

 Nuclear Material to the Lessee or the Lessee's designee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens[, including, without limitation, UCC-3 termination statements] [(but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement).]

           9. Payment of Rent; Payments with Respect to the Lessor's Financing Costs.

                (a) Basic Rent. The Lessee shall pay Basic Rent monthly in arrears on the first day of the next succeeding month. If such last day of the month or first day of the lease term is not a Business Day, then payment shall be made on the next succeeding Business Day.

                (b) Additional Rent. In addition to the Basic Rent, the Lessee will also pay from time to time as provided in this Lease Agreement or on demand of the Lessor, all Additional Rent on the due date thereof. In the event of any failure by the Lessee to pay any Additional Rent, the Lessor shall have all the rights, powers and remedies as in the case of failure to pay Basic Rent.

                (c) Prepayments of Basic Rent. The Lessee may prepay Basic Rent at any time. Such payment shall be credited against subsequent amounts owed by the Lessee on account of Basic Rent.

                (d) Wire Payment Procedure for Paying Basic Rent. All payments of Rent and other payments to be made by the Lessee to the Lessor pursuant to this Lease Agreement shall be paid to the Lessor (or, at the Lessor's request, to the Secured Parties) in lawful money of the United States in Collected Funds by wire transfer pursuant to Section 3.03 of the Credit Agreement. The Lessee shall furnish to the Lessor and the Secured Parties each month during the term of the Lease Agreement a summary of the rental calculations for such month covering all outstanding Leasing Records. On each Basic Rent Payment Date, the Lessee shall deliver to the Lessor and the Secured Parties a signed and completed Rent Due and SCV Confirmation Schedule. The Lessee shall be responsible for the accuracy of the matters contained in all such schedules delivered by the Lessee pursuant to the provisions of this Lease Agreement.

           10. Compliance with Laws; Restricted Use of Nuclear Material; Assignments; Permitted Liens; Spent Fuel.

                (a)  Compliance with Legal Requirements.   Subject
 to the provisions of Section 11 hereof, the Lessee agrees to comply with all Legal Requirements.

                (b) Recording of Title. The Lessee shall promptly and duly execute, deliver, file and record all such further counterparts of this Lease Agreement or such certificates, Bills of Sale, financing and continuation statements and other instruments as may be reasonably requested by the Lessor and take such further actions as the Lessor shall from time to time reasonably request, in order to establish, perfect and maintain the rights and remedies created or intended to be created in favor of the Lessor and the Secured Parties under this Lease Agreement and the Lessor's title to and interest in the Nuclear Material as against the Lessee or any third party in any applicable jurisdiction.

                (c) Exclusive Use of Nuclear Material. So long as no Lease Event Default shall have occurred and be continuing, the Lessee may use the Nuclear Material in the regular course of its business or in the business of any subsidiary or affiliate of the Lessee, and, subject to Section 3(d) and upon thirty (30) days' prior notice in writing to the Lessor and the Secured Parties, or upon such shorter prior notice in writing promptly given upon the Lessee's receipt of notice from any Manufacturer that the Nuclear Material is to be moved, and at the Lessee's sole expense (without limiting the Lessee's rights to request payment by the Lessor of such expense as provided in Section 6 hereof) move such Nuclear Material to any jurisdiction approved in writing by the Lessor in the contiguous forty-eight (48) states of the United States of America and the District of Columbia for the purpose of having services performed on such Nuclear Material in connection with any stage of the Nuclear Material Cycle other than Heat Production and the "cooling off" stage, provided that (i) no such movement of the Nuclear Material shall materially reduce the then fair market value of such Nuclear Material, (ii) such Nuclear Material shall be and remain the property of the Lessor, subject to this Lease Agreement, and
 (iii) all Legal Requirements (including, without limitation, all necessary government consents, permits and approvals) shall have been met or obtained by the Lessee, on its own behalf and on behalf of the Lessor, and all necessary recordings, filings and registrations or recordings, filings and registrations which the Lessor shall reasonably consider advisable shall have been duly made in order to protect the validity and effectiveness of this Lease Agreement and the security interest created in the Security Agreement. At least once each year, or more frequently if the Lessor reasonably so requests, the Lessee shall advise the Lessor and the Secured Parties in writing where all Nuclear Material as of such date is located. The Lessee shall maintain and make available to the Lessor for examination upon reasonable notice complete and adequate records pertaining to receipt, possession, use, location, movement, physical inventories and any other information reasonably requested by the Lessor with respect to the Nuclear Material.

                (d) Additional Lessee Covenants. The Lessee agrees to use every reasonable precaution to prevent loss or damage to the Nuclear Material. All individuals handling or operating Nuclear Material in the possession of the Lessee shall be conclusively presumed not to be agents of the Lessor. The

 Lessee shall cooperate fully with the Lessor and all insurance companies and governmental agencies providing insurance under
 Section 12 hereof in the investigation and defense of any claims or suits arising from the licensing, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, operating, disposing, fabricating and reprocessing of the Nuclear Material. To the extent required by any applicable law or regulation, the Lessee shall attach to the Nuclear Material the form of required notice to protect or disclose the ownership of the Lessor or that the Nuclear Material is leased. So long as no Lease Event of Default shall have occurred and be continuing, the Lessor will assign or otherwise make available to the Lessee all of its rights under any Manufacturer's warranty on Nuclear Material. The Lessee shall pay all costs, expenses, fees and charges, except Acquisition Costs, incurred by the Lessee in connection with the use and operation of the Nuclear Material during the term of the lease of such Nuclear Material. The Lessee hereby assumes all risks of loss or damage of Nuclear Material however caused and shall, at its own expense, keep the Nuclear Material in good operating condition and repair, reasonable wear and tear, obsolescence and exhaustion excepted.

                (e) Assignment by Lessor. Except as otherwise herein provided, the Lessor may not, without the prior written consent of the Lessee, sell, assign, transfer or convey the
 Nuclear Material or any interest therein or in the Lease Agreement, or grant to any party a security interest in, or create a lien or encumbrance upon, all or any part of its right, title and interest in this Lease Agreement and in any Nuclear Material. After receipt by the Lessee of written notice from the Lessor of any assignment by the Lessor of Rents or other sums payable by the Lessee under this Lease Agreement, the Lessee shall make such payments as directed in such notice of assignment, and such payments shall discharge the obligations of the Lessee hereunder to the extent of such payments. The Lessee hereby consents to the security interest and other rights and interests granted to the Secured Parties under the Security Agreement, dated as of the date first above written.

                (f) Liens; Permitted Liens. The Lessee will not directly or indirectly create or permit to be created or to remain and will discharge any Lien with respect to the Nuclear Material or any portion thereof, or upon the Lessee's leasehold interest therein, or upon the Basic Rent, Additional Rent, or any other sum payable under this Lease Agreement, other than Permitted Liens [and other Liens resulting from acts of the Lessor or securing obligations of the Lessor which the Lessee is not obligated to pay or discharge under the terms of this Lease Agreement.]

                (g) Assignment by Lessee. Notwithstanding any provision of this Lease Agreement to the contrary, subject to applicable laws and regulations and so long as no Lease Event of Default shall have occurred and be continuing, the Lessee may sublease the Nuclear Material provided that (i) the Lessee has given prior written notice of such sublease to the Lessor, (ii) such sublease is not inconsistent with, and is expressly subject to, this Lease Agreement and (iii) such sublease does not in any way limit or affect the Lessee's duties and obligations under this Lease Agreement.

                (h) Transfer of Title to Manufacturers. The parties recognize that, during the processing and reprocessing of Nuclear Material before and after its utilization in the Generating Facility for the production of power, the Manufacturer performing services on the Nuclear Material may require that title thereto be transferred to such Manufacturer and/or that the Nuclear Material be commingled with other nuclear material, with an obligation for the Manufacturer, upon completion of the services, to reconvey a specified amount of nuclear material. The standard enrichment contracts of the Department of Energy contain such provisions. Therefore, the parties agree that (i) Nuclear Material may become subject to such a contract provision and that the action contemplated by such a provision may be taken, notwithstanding any provision of this Lease Agreement to the contrary, (ii) as between the Lessor and the Lessee, such Nuclear Material shall be deemed to remain leased under this Lease Agreement while title thereto is in the Manufacturer, and
 (iii) the nuclear material exchanged by the Manufacturer upon completion of its services shall be automatically leased under this Lease Agreement in substitution for the Nuclear Material originally delivered to the Manufacturer.

                (i) Substitution of Nuclear Material. The Lessee shall be permitted to exchange Nuclear Material for other Nuclear Material of equal or greater fair market value provided that the Lessor receives title to such substituted Nuclear Material free and clear of any Lien other than such Liens as may be created by the Security Agreement or permitted under Section 10(h). Any additional costs incurred in order to effect such an exchange shall be paid by the Lessor in accordance with the procedures set forth in Section 6(c) and shall be added to the Acquisition Cost of the Nuclear Material. A supplemental Leasing Record dated the date that the Lessor makes such further payment shall be signed by the Lessor and the Lessee to record the revised Acquisition Cost and shall include a full description of the substituted Nuclear Material, notice of any change in location and such additional details upon which the parties may agree.

                (j) Spent Fuel. Without the consent of the Lessor, the Lessee shall not permit any Nuclear Material, which shall have been removed from a Generating Facility for the purpose of "cooling-off," storage, repair or reprocessing to be removed from the site of the Generating Facility unless (i) the new site of such Nuclear Material is a facility maintaining liability insurance and indemnification fully insuring and indemnifying the Lessor, the Lessee and the Secured Parties under the Atomic Energy Act and any other applicable law, rule or regulation, and (ii) except if the lease term is extended pursuant to the second sentence of Section 8(g), the lease of such Nuclear Material shall, concurrently with its removal from the Generating Facility, be terminated by the Lessee pursuant to the provisions of Section 8 or 18 hereof, as applicable, with the Lessee acquiring the ownership thereof pursuant to Section 8(e), 8(g) or Section 18(c), as applicable.

           11. Permitted Contests. The Lessee at its expense may, in its own name or, if necessary and permitted, in the name of the Lessor (and, if necessary but not so permitted, the Lessee may require the Lessor to) contest after prior notice to the Lessor, by appropriate legal or administrative proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition or Lien therefor, or any Legal Requirements or Insurance Requirements, or any matter underlying Lessee's indemnity obligations under Section 13 hereof, or any other Lien or contract or agreement referred to in Section 10(f) hereof; provided that (i) in the case of an unpaid Imposition or Lien therefor, such proceedings shall suspend the collection of such Imposition or the enforcement of such Lien against the Lessor,
 (ii) neither the Lessee's use of the Nuclear Material or any portion thereof nor the taking of any step necessary or proper with respect to such Nuclear Material in any stage of the Nuclear Material Cycle nor the performance of any other act required to be performed by the Lessee under this Lease Agreement would be enjoined, prevented or otherwise interfered with, (iii) the Lessor would not be subject to any additional civil liability
 (other than interest which the Lessee agrees to pay) or any criminal liability for failure to pay any such Imposition or to comply with any such Legal Requirements or Insurance Requirements or any such other Lien, contract or agreement, and (iv) the Lessee shall have set aside on its books adequate reserves (in accordance with generally accepted accounting principles) and shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by the Lessor. The Lessee will pay, and save the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties harmless against, all losses, judgments, decrees and costs, including attorneys' fees and expenses, in connection with any such contest and will, promptly after the determination of such contest, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interest, costs and expenses incurred in connection with such contest. All rights and indemnification obligations under this Section 11 and each other indemnification obligation in favor of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties under this Lease Agreement shall survive any termination of this Lease Agreement or of the lease of any Nuclear Material hereunder.

           12. Insurance; Compliance with Insurance Requirements. The Lessee shall comply with all Insurance Requirements and with all Legal Requirements pertaining to insurance. Without limiting the foregoing:

                (a)  Liability and Casualty Insurance.  The Lessee
 shall, at its own cost and expense, procure and maintain, or cause to be procured and maintained, liability insurance and indemnification with respect to the Nuclear Material insuring and indemnifying the Lessor, the Owner Trustee, U.S. Trust, the Lessee, and the Secured Parties to the full extent required or available, whichever may be greater, under the Atomic Energy Act or under any other applicable law, rule or regulation. In the event the provisions of the Atomic Energy Act with respect to liability insurance and the indemnification of owners, licensees and operators of Nuclear Material or any other provisions of the Atomic Energy Act which benefit the Lessor, the Owner Trustee, U.S. Trust or the Secured Parties shall change, then the Lessee shall use its best efforts to obtain equivalent insurance and indemnification agreements from the Nuclear Regulatory Commission or from such other public and/or private sources from which such coverage is available. The Lessee shall also, at its own cost and expense, procure and maintain, or cause to be procured and maintained, physical damage insurance with respect to the Nuclear Material insuring the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties against loss or damage to the Nuclear Material in a manner which is consistent at all times with current prudent utility industry practice in the United States; provided, however, that the Lessee shall in any event maintain physical damage insurance coverage for its Three Mile Island Unit 1 nuclear generating station site, including the Nuclear Material, in an amount not less than [$1.11 billion.] Such liability and physical damage insurance and indemnification agreements may be subject to deductible amounts which do not
 exceed  in   the  aggregate   $5,000,000,  and  the   Lessee  may
 self-insure with respect to such liability and physical damage insurance and indemnification agreements to the extent of $5,000,000, provided that such deductible amounts and such self-insurance are permitted under all applicable law, rules and regulations.

                (b) Third Parties; Insurance Requirements. The Lessee shall use its best efforts to provide that the Nuclear Material, while in the possession of third parties, is covered for liability insurance and indemnification to the maximum extent available, and for physical damage insurance in an amount not less than the Stipulated Casualty Value of such Nuclear Material. To the extent that any such third party is maintaining such insurance coverage for the Nuclear Material, the Lessee shall have no obligation to do so under this Lease Agreement.

                (c) Named Insureds; Loss Payees. The Lessee shall provide for the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent to be named additional insureds where possible, and, with respect to physical damage coverage, named loss payees to the full extent of their interests in all insurance policies and indemnification agreements relating to the Nuclear Material required under this Section. All such policies and, where possible, indemnification agreements, shall provide for at least ten (10) days' prior written notice to the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent of any cancellation or material alteration of such policies.

                (d)  Insurance  Certificates.   The  Lessee shall,
 upon request of the Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent, provide the Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent, as the case may be, with copies of the policies or insurance certificates in respect of the insurance procured pursuant to the provisions of this Section and shall advise the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent of all expirations and renewals of policies and all notices issued by the insurers with respect to such policies. Within a six-month period from the execution of this Lease Agreement and at yearly intervals thereafter, the Lessee shall furnish to the Lessor, the Owner Trustee, U.S. Trust and the Collateral Agent a certificate as to the insurance coverage provided pursuant to this Section and shall further give notice as to any material change in the nature or availability of such coverage, including any material change whatsoever in the provisions of the Atomic Energy Act or any other applicable law, rule or regulation with respect to liability insurance and indemnification, or, immediately after the Lessee becomes aware, or should reasonably be expected to become aware, of any material change in the application, interpretation or enforcement thereof. The Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent shall be under no duty to examine such insurance policies or indemnification agreements or to advise the Lessee in case the Lessee is not in compliance with any Insurance Requirements.

           13. Indemnity. Without limitation of any other provision of this Lease Agreement, including Section 11, the Lessee agrees to indemnify and hold harmless each of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties and all companies, persons or firms controlling, controlled by, or under common control with any of them and the respective shareholders, directors, officers and employees of the foregoing against any and all claims, demands and liabilities of whatever nature and all costs, losses, damages, obligations, penalties, causes of action, judgments and expenses (including attorneys' fees and expenses) directly or indirectly relating to or in any way arising out of:

                (a) defects in title to Nuclear Material upon acquisition by the Lessor or in ownership of and interest in the Nuclear Material (the term "Nuclear Material" when used in this Section 13 shall include, in addition to all other Nuclear Material, nuclear material the lease of which has been terminated and which is in storage, or is being transported to storage, and which has not been sold or disposed of by the Lessor to the Lessee or to a third party);

                (b) the ownership, licensing, ordering, rejection, use, nonuse, misuse, possession, control, installation, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, operating, disposing, fabricating, channelling, refining, milling, enriching, conversion, cooling, processing, condition, operation, inspection, repair and reprocessing of the Nuclear Material, or resulting from the condition of the environment including the adjoining and/or underlying land, water, buildings, streets or ways, except to the extent that such costs are included in the Acquisition Cost of such Nuclear Material within the limits specified in Section 4 (or within any change of such limits agreed to in writing by the Lessor and the Lessee) and except for any general administrative expenses of the Secured Parties and of their representatives;

                (c) the assertion of any claim or demand based upon any infringement or alleged infringement of any patent or other right, by or in respect of any Nuclear Material; provided, however, that the Lessor shall have made available to the Lessee all of the Lessor's rights under any similar indemnification from the Manufacturer of such Nuclear Material under any Nuclear Material Contract;

                (d) all federal, state, county, municipal, foreign or other fees and taxes of whatever nature including, but not limited to, license, qualification, franchise, sales, use, business, gross receipts, ad valorem, property, excise, and occupation fees and taxes and penalties and interest thereon, whether assessed, levied against or payable by the Lessor or any Secured Party or to which the Lessor or any Secured Party is subject with respect to the Nuclear Material or the Lessor's or any Secured Party's ownership thereof or interest therein or the licensing, ordering, ownership, use, possession, control, acquisition, storage, containerization, transportation, blending, milling, enriching, transfer, consumption, leasing, insuring, operating, disposing, fabricating, channelling, refining, conversion, cooling and reprocessing of Nuclear Material or measured in any way by the value thereof or by the business of investment in, financing of or ownership by the Lessor or any Secured Party with respect thereto; provided, however, that the Lessee shall not be obligated to indemnify any Secured Party for any taxes, whether federal, state or local, based on or measured by net income of any Secured Party where taxable income is computed in substantially the same manner as taxable income is computed under the Code;

                (e) any injury to or disease, sickness or death of persons or loss of or damage to property occurring through or resulting from any Nuclear Incident involving or connected in any way with the Nuclear Material or any portion thereof;

                (f) any violation, or alleged violation, of this Lease Agreement by the Lessee or of any contracts or agreements to which the Lessee is a party or by which it is bound or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection, of any governmental or public body or authority and all other requirements having the force of law applicable at any time to the Nuclear Material or any action or transaction by the Lessee with respect thereto or pursuant to this Lease Agreement;

                (g) performance of any labor or service or the furnishing of any materials in respect of the Nuclear Material or any portion thereof, except to the extent that such costs are included in the Acquisition Cost of such Nuclear Material within the limits specified in Section 4 (or within any change of such limits agreed to in writing by the Lessor and the Lessee); or

                (h) liabilities based upon a theory of strict liability in tort, negligence or willful acts to the extent that such liabilities relate to the Nuclear Material or any action or transaction with respect thereto or pursuant to this Lease Agreement.

 The Lessee shall, upon demand, reimburse the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties, as the case may be, for any sum or sums expended with respect to any of the foregoing or advance such amount, upon request by the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or such other party for payment thereof. With respect solely to the Lessor, the amount of any payment obligation of the Lessee under this Section 13 shall be determined on a net, after-tax basis, taking into account any tax benefit to the Lessor. Notwithstanding the foregoing, the Lessee shall not indemnify or hold harmless the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties for (i) any claims, demands, liabilities, costs or expenses which arise, result from or relate to obligations of such party as an insurer under contracts or agreements of insurance or reinsurance or (ii) any liability arising from the willful misconduct or gross negligence of the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties; provided, however, that the Lessee shall in any event indemnify and hold harmless the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties and other indemnified parties for that part of any such liability to which the Lessee has contributed. Without limiting any of the foregoing provisions of this Section 13, to the extent that the Lessee in fact indemnifies the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or such other party under this indemnity provision, the Lessee shall be subrogated to the rights of the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties and such other party in the affected transaction and shall have a right to determine the settlement of claims with respect to such transaction, provided that any such rights to which the Lessee shall be subrogated shall be subordinate and subject in right of payment to the prior payment in full of all liabilities to the Lessor, the Owner Trustee, U.S. Trust, the Secured Parties or other indemnified parties of the person or entity in respect of which such rights exist. The Lessor shall claim, on a timely basis, any refund to which it may be entitled with respect to any fees or taxes for which the Lessor has sought indemnification from the Lessee under Section

 13(d), shall take all steps necessary to prosecute diligently such claim and shall pay over to the Lessee any refund (together with any interest received thereon) recovered by the Lessor with respect to such fees or taxes as soon as practicable following receipt thereof, provided that the Lessee shall have previously indemnified the Lessor with respect to such fees or taxes. The Owner Trustee, U.S. Trust and the Secured Parties, at the expense of the Lessee, (i) shall cooperate with the Lessee in such manner as the Lessee shall reasonably request in order to claim, on a timely basis, any refund to which the Owner Trustee, U.S. Trust or the Secured Parties may be entitled with respect to any fees or taxes for which the Lessee has indemnified the Owner Trustee, U.S. Trust or any Secured Party or for which the Lessee has an obligation to indemnify the Owner Trustee, U.S. Trust or the Secured Parties under Section 13(d) (provided that the Lessee is not in default of such obligation) if such cooperation is necessary in order to claim such refund, (ii) shall take all steps which the Lessee shall reasonably request which are necessary to prosecute such claim, and (iii) shall pay over to the Lessee any refund (together with any interest received thereon) recovered by the Owner Trustee, U.S. Trust or any Secured Party with respect to such fees or taxes as soon as practicable following receipt thereof, provided that the Lessee shall have previously indemnified the Owner Trustee, U.S. Trust or such Secured Party with respect to such fees or taxes. All rights and indemnification obligations under this Section 13, and each other indemnification obligation in favor of the Lessor, the Owner Trustee, U.S. Trust and the Secured Parties under this Agreement, shall survive any termination of this Lease Agreement or of the lease of any Nuclear Material hereunder.

           14.  Casualty and  Other Events.    Upon the occurrence
 of any one or more of the following events:

                (a) the loss, destruction or damage beyond repair of any Nuclear Material, or

                (b) the commandeering, condemnation, attachment or loss of use to the Lessee of any Nuclear Material by reason of the act of any third party or governmental instrumentality or the deprivation or loss of use to the Lessee of any Nuclear Material for any other reason, other than by reason of a Lease Event of Default, for a period exceeding ninety (90) days; or

                (c) a determination by the Lessee in its sole discretion that any Nuclear Material is no longer useful to the Lessee, provided, however, that (i) no Lease Event of Default has occurred and is continuing, and (ii) no such determination may be made by the Lessee with respect to any Nuclear Material prior to [November 1, 1998];

           Then, in any such case, the Lessee promptly shall give written notice to the Lessor and the Secured Parties of any such event, and upon the earlier of (i) ten (10) days following receipt of any insurance or other proceeds paid with respect to the foregoing or (ii) one hundred and twenty (120) days after the occurrence of any such event, the Lessee shall pay to the Lessor an amount equal to the then Stipulated Casualty Value of such Nuclear Material, together with any Basic Rent and Additional Rent then due with respect to such Nuclear Material. The lease of such Nuclear Material hereunder and the obligation of the Lessee to pay Basic Rent and Additional Rent with respect to such Nuclear Material shall continue until the day on which the Lessor receives payment of such Stipulated Casualty Value, Basic Rent and Additional Rent. Upon the giving of written notice of the occurrence of such an event, the Lessee shall promptly use its best efforts to sell, or, if no sale is possible, to otherwise convey, on behalf of the Lessor, ownership of such Nuclear Material to a third party not disqualified by any applicable statute, law, regulation or agreement from acquiring such Nuclear Material, and the Lessor shall furnish title papers as may be necessary to effect such sale or conveyance on an as-is, where-is, non-installment, cash sale basis without recourse to or warranty or agreement of any kind by the Lessor. Any such sale or conveyance shall be effected on or before the date one hundred and twenty (120) days after the date of the occurrence of such event. The proceeds of such sale or conveyance shall be paid to the Lessor, and any amount so paid shall constitute a credit against the amount of the Stipulated Casualty Value payable by the Lessee under this Section 14.

           15. Nuclear Material to Remain Personal Property. It is expressly understood and agreed that the Nuclear Material shall be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty and notwithstanding any law or custom or the provisions of any lease, mortgage or other instrument applicable to any such realty. The Lessee agrees to indemnify the Lessor and the Secured Parties against, and to hold the Lessor and the Secured Parties harmless from, all losses, costs and expenses (including reasonable attorneys' fees and expenses) resulting from any of the Nuclear Material becoming part of any realty. Upon termination of the lease of any Nuclear Material, any costs of removal, transportation, storage and delivery of such Nuclear Material shall be paid by the Lessee. The Lessor and the Secured Parties shall not be liable for any physical damage caused to any realty or any building by reason of the removal of the Nuclear Material therefrom.

           16. Events of Default. (a) Each of the following events of default by the Lessee shall constitute a "Lease Event of Default" and give rise to the rights on the part of the Lessor described in Section 17 hereof:

                  (i) Default in the payment of Basic Rent or Additional Rent, if any, on the date on which such payment is due and the continuance of such default for five (5) days;

                 (ii)     Default  in  the payment  of Termination
      Rent;

                (iii)     The  Lessee  shall   fail  to   maintain
      liability and casualty insurance pursuant to its obligations under Section 12(a) of this Lease Agreement;

                 (iv) The Lessee shall fail to perform its obligations to purchase Nuclear Material pursuant to Section 8(e) of this Lease Agreement;

                  (v) Any representation or warranty or statement made by the Lessee (or any of its officers) herein or in connection with this Lease Agreement shall prove to be incorrect or misleading in any material respect when made;

                 (vi) Default in the payment or performance of any other material liability or obligation or covenant of the Lessee to the Lessor, and the continuance of such default for thirty (30) days after written notice to the Lessee sent by registered or certified mail;

                (vii) The Lessee suspends or discontinues its business operations or becomes insolvent (however such insolvency may be evidenced) or admits insolvency or bankruptcy or its inability to pay its debts as they mature, makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver for the Lessee or for the major part of its property;

               (viii) The institution of bankruptcy, reorganization, liquidation or receivership proceedings for relief under any bankruptcy law or similar law for the relief of debtors by or against the Lessee and, if instituted against the Lessee, its consent thereto or the pendency of such proceedings for sixty (60) days;

                 (ix) An event of default (the effect of which is to permit the holder or holders of any instrument, or the trustee or agent on behalf of such holder or holders, to cause the indebtedness evidenced by such instrument to become due prior to its stated maturity) shall occur under the provisions of any instrument evidencing indebtedness for borrowed money of the Lessee in a principal amount equal to at least $20,000,000 or if any obligation of the Lessee for the payment of such indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due and is not paid within the applicable cure period, if any, provided for the payment of such indebtedness under such instrument;

                  (x) An event of default shall occur under the provisions of any Basic Document and such default shall have continued beyond any applicable cure period.

                 (xi) A final judgment in an amount in excess of $20,000,000 is rendered against the Lessee, and within thirty (30) days after the entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within thirty (30) days after the expiration of any such stay, such judgment is not discharged; or

                (xii) Other than pursuant to a condemnation proceeding, any court, governmental officer or agency shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of the Lessee.


           17.  Rights  of the Lessor Upon Default of the Lessee.
 Upon the occurrence of any Lease Event of Default, the Lessor may, in its discretion, and shall, at the direction of the Secured Parties, do one or more of the following:

                (a) Terminate the lease term of any or all Nuclear Material upon five (5) days written notice to the Lessee sent by registered or certified mail;

                (b) Whether or not any lease of any Nuclear Material is terminated, and, subject to any applicable law or regulation, take immediate possession of any or all Nuclear Material or cause such Nuclear Material to be taken from the possession of the Lessee, and/or take immediate possession of and remove other property of the Lessor in the possession of the Lessee, wherever situated and for such purpose enter upon any premises without liability for so doing or require the Lessee, at the Lessee's expense, to deliver the Nuclear Material, properly containerized and insulated for shipping to the Lessor or to such other person as the Lessor may designate, in which case the risk of loss shall be upon the Lessee until such delivery is made;

                (c) Whether or not any action has been taken under (a) or (b) above, and subject to any applicable law or regulation, sell any Nuclear Material (with or without the concurrence and whether or not at the request of the Lessee) at public or private sale, and the Lessee shall be liable for and shall promptly pay to the Lessor all unpaid Rent to the date of receipt by the Lessor of the proceeds of such sale plus any deficiency between the net proceeds of such sale and the Stipulated Casualty Value of such Nuclear Material at the time of such payment by the Lessee; provided, however, that any proceeds of such sale in excess of the sum of such unpaid Rent, the Stipulated Casualty Value of such Nuclear Material and all other amounts payable by the Lessee under this Section 17 shall be received for the benefit of, and shall be paid over to the Lessee, as soon as practicable after receipt thereof;

                (d) Subject to any applicable law or regulation, sell in a commercially reasonable manner, dispose of, hold, use, operate, remove, lease or keep idle any Nuclear Material as the

 Lessor in its sole discretion may determine, without any obligation to account to the Lessee with respect to such action or inaction or for any proceeds thereof, except that the net proceeds of any such selling, disposing of, holding, using, operating or leasing shall be credited by the Lessor against any Rent accruing after the Lessor shall have declared this Lease
 Agreement as to any or all of the Nuclear Material to be in default pursuant to this Section; provided, however, that any net proceeds of any such selling, disposing of, holding, using, operating or leasing in excess of the sum of any such accrued Rent and all other amounts payable by the Lessee under this
 Section 17 shall be received for the benefit of, and shall be paid over to the Lessee, as soon as practicable after receipt thereof;

                (e)  Terminate this  Lease Agreement as  to any or
 all of the Nuclear Material or exercise any other right or remedy which may be available under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof. If the Lessee fails to deliver, promptly after written request, the Nuclear Material pursuant to (b), above, subject to reasonable wear and tear, obsolescence and exhaustion, in good operating condition and repair, or converts or destroys any Nuclear Material, the Lessee shall be liable to the Lessor for all Rent then due and payable on the Nuclear Material, all other amounts then due and payable under this Lease Agreement, the then Stipulated Casualty Value of such Nuclear Material, plus any loss, damage and expense (including without limitation reasonable attorneys' fees and expenses) sustained by the Lessor by reason of such Lease Event of Default and the exercise of the Lessor's remedies with respect thereto, including any costs incurred under the Credit Agreement and the Security Agreement, and any other amounts owed to the Secured Parties with respect to the Notes. If, upon the occurrence of a Lease Event of Default, the Lessee delivers Nuclear Material to the Lessor or to such other person as the Lessor may designate, or if the Lessor repossesses or causes Nuclear Material to be repossessed on its behalf, the Lessee shall be liable for and the Lessor may recover from the Lessee all Rent on the Nuclear Material due and payable to the date of such delivery or repossession, all other amounts due and payable under this Lease Agreement, plus any loss, damage and expense (including without limitation reasonable attorneys' fees and expenses) sustained by the Lessor by reason of such Lease Event of Default and the exercise of the Lessor's remedies with respect thereto. No remedy referred to in this Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity and the exercise in whole or in part by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No waiver by the Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

           18.  Termination After Certain Events.

                (a) This Lease Agreement may terminate as provided in Section 18(a) below prior to the expiration of its term in connection with any of the following "Terminating Events":

                  (i) The Lessor shall have given notice that the Lessor is not satisfied with any change in the insurers, coverage, amount or terms of any insurance policy or indemnity agreement required to be obtained and maintained by the Lessee pursuant to Section 12;

                 (ii) There shall occur the revocation or material adverse modification of any authorization, consent, exemption or approval theretofore obtained from any regulatory body or governmental authority necessary for the carrying out of the intent and purposes of this Lease Agreement or the actions or transactions contemplated hereby, and the effectiveness of any such revocation or material adverse modification shall not be stayed pending any appeal thereof;

                (iii) A Nuclear Incident involving or connected in any way with the Nuclear Material shall have occurred, and the Lessor shall have given notice to the Lessee that the Lessor believes such Nuclear Incident may give rise to an aggregate liability, or to damage, destruction or personal injury in excess of $20,000,000;

                 (iv)     There  shall have occurred a Deemed Loss
      Event;

                  (v) Any change in, or new interpretation by a governmental authority having jurisdiction relating to, the Price-Anderson Act, as amended, or the Atomic Energy Act, or the regulations of the Nuclear Regulatory Commission thereunder, in each case as in effect on the date of this Lease Agreement, shall have been adopted, and the Lessor shall have given notice to the Lessee that, in the opinion of independent counsel selected by the Lessor and reasonably satisfactory to the Lessee and the Secured Parties as a result of such change or new interpretation the Lessor is prohibited from asserting any material right, protection or defense available under applicable law as of the date of this Lease Agreement with respect to civil or criminal actions brought in connection with a Nuclear Incident;

                 (vi) Any law or regulation or interpretation (judicial, regulatory or otherwise) of any law or regulation shall be adopted or enforced by any Court or governmental authority, and as a result of such adoption or enforcement, approval of the transactions contemplated by this Lease Agreement shall be required and shall not have been obtained within any applicable grace period after such adoption or enforcement or as a result of which adoption or enforcement this Lease Agreement or any transaction contemplated hereby, including any payments to be made by the Lessee or the ownership of the Nuclear Material by the Lessor, shall be or become unlawful, or the performance of this Lease Agreement shall be rendered impracticable in any material way; or

                (vii) Any governmental licenses, approvals or consents with respect to the Generating Facility, without which the Generating Facility cannot continue to operate, shall have been revoked and the Lessee shall not have, in good faith, within one hundred and eighty (180) days of such revocation, represented in writing to the Lessor that the Lessee has made a good faith determination that such Generating Facility will return to operation within twenty-four (24) months of such revocation, or for any other reason the Generating Facility shall cease to be operated for a period of twenty-four (24) consecutive months.

                (b) Upon the happening of any of the Terminating Events listed in Section 18(a), Lessor and/or the Secured Parties may, at their option, terminate this Lease Agreement, such termination to be effective upon delivery of the notice contemplated by paragraph (d)(ii) below, except with respect to obligations and liabilities of the Lessee, actual or contingent, which arose under the Lease Agreement on or prior to the date of termination and except for the Lessee's obligations set forth in Sections 10, 12 and 13, and in this Section 18, all of which obligations will continue until the delivery of documentation by the Lessor and the payment by the Lessee provided for below, and except that after such delivery and payment, the Lessee's obligations under Section 13 shall continue as therein set forth as shall all of Lessee's indemnification obligations set forth in other sections of this Lease Agreement.

                (c) Upon any such termination, the entire interest of the Lessor in the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] shall automatically transfer to and be vested in the Lessee, without the necessity of any action by either the Lessor or the Lessee, provided, however, that if the Lessor shall have theretofore approved in writing such Person and the terms of such transfer, the entire interest of the Lessor in such Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] shall, upon such termination, automatically transfer to and be vested in any Person designated by the Lessee.

                (d) (i) Promptly after either party shall learn of the happening of any Terminating Event, such party shall give notice of the same to the other party and to the Secured Parties.

                     (ii) If the Lessor and/or Secured Parties elect to terminate the Lease Agreement, they shall give notice to the Lessee and the Secured Parties or the Lessor, as the case may be, which notice shall (x) acknowledge that the Lease Agreement has terminated, subject to the continuing obligations of the Lessee mentioned above, and that title to and ownership of such Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] has transferred to and vested in the Lessee or such other Person, and (y) specify a Termination Settlement Date occurring one hundred and fifty (150) days after the giving of such notice. After such termination of this Lease Agreement and until such Termination Settlement Date, the Lessee shall continue to pay Basic Rent and Additional Rent. On such Termination Settlement Date, the Lessee shall be obligated to pay to the Lessor as the purchase price for the Nuclear Material an amount equal to the sum of (x) Stipulated Casualty Value of the Nuclear Material as of the Termination Settlement Date and (y) the Termination Rent on the Termination Settlement Date. The Lessor shall be obligated to deliver to the Lessee a Lessor's Bill of Sale, substantially in the form of Exhibit E, on an as-is, where-is, non-installment, cash sale basis, without recourse to or warranty or agreement of any kind by the Lessor acknowledging the transfer and vesting of title and ownership of the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee], [in accordance with paragraph (c) above and confirming that upon payment by the Lessee of the amounts set forth in the immediately preceding sentence, the Nuclear Material is] free and clear of the Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens, [including, without limitation, UCC-3 termination statements (but only if the Secured Parties are obligated to release such Liens in accordance with Section ___ of the Security Agreement)].

           19. Investment Tax Credit. To the extent that the Lessee determines the Nuclear Material is or becomes eligible for any investment or similar credit under the Code as now or hereafter in effect, the Lessee shall request in writing that the Lessor elect to treat the Lessee as having acquired such Nuclear Material, and, if permitted to do so under the Code and under any other applicable law, rule or regulation, the Lessor, pursuant to such request of the Lessee, shall provide the Lessee with an appropriate investment credit election and the Lessee shall consent to such election. A condition to the Lessor's making such election will be the provision by the Lessee of a report or statement with respect to all Nuclear Material as to which the investment credit election is applicable. Such report or statement shall contain such information and be in such form as may be required for Internal Revenue Service reporting purposes. The Lessee shall indemnify and hold harmless the Lessor and any affiliates with respect to any adverse tax consequence, other than the loss of the credit, which may result from such election including, but not limited to, any increase in the Lessor's income taxes due to any required reduction of the Lessor's tax basis below the Lessor's cost of the Nuclear Material, and the Lessee agrees to pay to or on behalf of the Lessor, or otherwise make available to the Lessor, funds sufficient to put the Lessor in the same after-tax position (other than by reason of the loss of the investment credit) the Lessor would have been in if such election had not been made.

           20.  Certificates; Information; Financial Statements.

                (a) The Lessee will from time to time deliver to the Lessor and the Secured Parties, promptly upon reasonable request (i) a statement executed by any Vice President of the Lessee, certifying the dates to which the sums payable hereunder have been paid, that this Lease Agreement is unmodified and in full effect (or, if there have been modifications, that this Lease Agreement is in full effect as modified, and identifying such modifications) and that no Lease Event of Default or Terminating Event has occurred and is continuing (or specifying the nature and period of existence of any thereof and what action the Lessee is taking or proposes to take with respect thereto),
 (ii) such information with respect to the Nuclear Material as the Lessor or the Secured Parties may reasonably request, and (iii) such information with respect to the Lessee's operations, business, property, assets, financial condition or litigation as the Lessor or any assignee of the Lessor or the Secured Parties may reasonably request.

                (b) the Lessee will deliver to the Lessor and the Secured Parties:

                  (i) Quarterly Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each fiscal quarter (other than the last fiscal quarter in each fiscal year), three (3) copies of a balance sheet of the Lessee (consolidated and consolidating if the Lessee has any subsidiaries) as of the end of such quarter and of statements of income and cash flows of the Lessee (consolidated and consolidating if the Lessee has any subsidiaries) for such quarter, setting forth in each case corresponding figures in comparative form for the corresponding period of the preceding fiscal year, each certified as true and correct by the chief accounting officer thereof; provided, however, that delivery pursuant to clause (iii) below of copies of the Lessee's Quarterly Report on Form 10-Q for such quarter containing such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

                 (ii) Annual Financial Statements. As soon as practicable and in any event within one hundred and twenty
      (120) days after the end of each fiscal year, three (3) copies of an annual report of the Lessee consisting of its financial statements, including a balance sheet as of the end of such fiscal year (consolidated and consolidating if the Lessee has any subsidiaries) and statements of income and cash flows for the year then ended (consolidated and consolidating if the Lessee has any subsidiaries), setting forth corresponding figures in comparative form for the preceding fiscal year, with all notes thereto, all in reasonable detail and certified by independent public accountants of recognized standing selected by the Lessee (only with respect to the consolidated financial statements, if applicable); provided, however, that delivery pursuant to clause (iii) below of copies of the Lessee's Annual Report on Form 10-K for such fiscal year containing such financial statements filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause
      (ii); and

                (iii) SEC Reports, etc. With reasonable promptness, copies of all notices, reports or materials filed by the Lessee with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission) under the Securities Act of 1933, as amended, other than Registration Statements on Form S-8 or any amendments thereto, or the Securities Exchange Act of 1934, as amended, other than Annual Reports on Form 10-K, and including without limitation, all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

 Together with each delivery of financial statements required by clause (b)(i) above, the Lessee will deliver to the Lessor and the Secured Parties an Officer's Certificate stating that the Lessee is in compliance with the terms of this Lease Agreement and stating that there exists no Lease Event of Default, or Terminating Event or, if any Lease Event of Default, or Terminating Event exists, specifying the nature and period of existence thereof and what action the Lessee proposes to take with respect thereto. The Lessee also covenants that promptly upon the obtaining of knowledge of a Lease Event of Default by the chief executive officer, principal financial officer or principal accounting officer of the Lessee, it will deliver to the Lessor and the Secured Parties an Officer's Certificate specifying the nature and period of existence thereof and what action the Lessee proposes to take with respect thereto.

           21. Obligation of the Lessee to Pay Rent. The Lessee's obligation to pay, as the same becomes due, Basic Rent, Additional Rent, Termination Rent, and all other amounts payable hereunder shall, subject to the covenant of the Lessor contained in Section 3 hereof, be absolute and unconditional and shall not be affected by any circumstance, including, without limitation,
 (i) any setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the Lessor or anyone else for any reason whatsoever, (ii) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any Nuclear Material, or (iii) any interruption or cessation in the use or possession of any Nuclear Material by the Lessee for any reason whatsoever; [provided, however, that if an interruption or cessation in the Lessee's use or possession of any Nuclear Material is caused by any attachment or similar act by or on behalf of any creditor of the Lessor and is not attributable to any failure by the Lessee to perform its obligations under this Lease Agreement, then the Lessee's obligation to pay any of the foregoing amounts with respect to such Nuclear Material shall be appropriately reduced for the period of such interruption or cessation.] The Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease Agreement except in accordance with its express terms. Each payment of Rent and each other payment made by the Lessee shall be final, and the Lessee will not seek to recover all or any part of such payment from the Lessor for any reason whatsoever.

           22.  Miscellaneous.

                (a) Successors and Assigns. This Lease Agreement shall be binding upon the Lessee and the Lessor and their respective successors and assigns and shall inure to the benefit of the Lessee and the Lessor and their respective successors and assigns.

                (b) Waiver. Neither party shall by act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder unless such waiver is given in writing. A waiver on one occasion shall not be construed as a waiver on any other occasion.
                (c) Entire Agreement. This Lease Agreement, together with the written instruments provided for or contemplated hereby, the other Basic Documents and other written agreements between the parties dated as of the date hereof, constitute the entire agreement between the parties with respect to the leasing of Nuclear Material, and no representations, warranties, promises, guaranties or agreements, oral or written, express or implied, have been made by either party or by any one else with respect to this Lease Agreement or the Nuclear Material, except as may be expressly provided for herein or therein. Any change or modification of this Lease Agreement must be in writing and duly executed by the parties.

                (d) Descriptive Headings. The captions in this Lease Agreement are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions.

                (e)  Severability.   Any  provision of  this Lease
 Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the

 Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                (f) Governing Law. This Lease Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the Commonwealth of Pennsylvania.

           IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                    TMI-1 FUEL CORP.
                                      Lessor
 ATTEST

                                    By:
 (Assistant) Secretary

                                    PENNSYLVANIA ELECTRIC COMPANY
                                      Lessee
 ATTEST

                                    By:
 (Assistant) Secretary

 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of Pennsylvania Electric Company and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.



                                    Notary Public

 My commission Expires:



 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of Pennsylvania Electric Company and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.



                                    Notary Public

 My commission Expires:

                            ATTACHMENTS


 Appendix A          --        Definitions

 Schedule 4          --        Nuclear Material or  Spent Fuel  to
                               be Conveyed to the Lessee

 Schedule A          --        Nuclear Material Description

 Exhibit A           --        Form of Interim Leasing Record

 Exhibit B           --        Form of Final Leasing Record

 Exhibit C           --        Nuclear Material Contracts

 Exhibit D           --        Form  of  Assignment Agreement  and
                               Consent

 Exhibit E           --        Form of Lessor's Bill of Sale

 Exhibit F           --        Form   of   Rent   Due    and   SCV
                               Confirmation Schedule

                             APPENDIX A

                            DEFINITIONS

           As used in the Basic Documents (as defined below), the following terms shall have the following meanings (such definitions to be applicable to both singular and plural forms of the terms defined), except as otherwise specifically defined therein:

           "Acquisition Cost" means the purchase price of any Nuclear Material, any progress payments made thereon, costs of milling, conversion, enrichment, fabrication, installation, delivery, redelivery, containerization, storage, reprocessing, any other costs incurred by the Company in acquiring the Nuclear Material (less any discounts or credits actually utilized by the Company), plus in any case (i) any allowance for funds used during construction (including any income tax component associated with such allowance) with respect to Nuclear Material purchased by the Company, (ii) at the option of the Lessee, any Rent relating to costs incurred in the ordinary course of operations but excluding Rent relating to extraordinary costs, including without limitation, indemnification payments, payable by the lessee to the Company with respect to any Nuclear Material prior to the installation of such Nuclear Material for operation in the Generating Facility, (iii) any sales, excise or other taxes or charges payable by the Company with respect to any such payment for such Nuclear Material, (iv) at the option of the Lessee, any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Leasing Record, but excluding any interest charges or penalties for late payment by the Company of the purchase price or any portion thereof, if such late payment results from the negligence of the Company, (v) such other costs with respect to any Nuclear Material as may be agreed by the Company and the Lessee and approved by the [Administrative Agent], in each case in writing, and, in the case of any Nuclear Material removed from the Generating Facility for the purpose of "cooling off' and repair or reprocessing, shall include the Stipulated Casualty Value thereof at the time of such removal, if any, and (vi) at the option of the Lessee, any Financing Costs. Any amount realized by the Company from the disposition of the by-products (including, but not limited to, plutonium) of Nuclear Material specified in a Leasing Record during the repair or reprocessing of such Nuclear Material while leased hereunder shall be credited against the Acquisition Cost of such Nuclear Material.

           "Additional Rent" shall mean all legal, accounting, administrative and other operating expenses and taxes incurred by the Company to the extent not paid as part of Basic Rent (including, without limitation, any Cancellation Fees and all other liabilities incurred or owed by the Company pursuant to the Basic Documents) and all amounts (other than Basic Rent) that the Lessee agrees to pay under the Lease Agreement (including, without limitation, indemnification payable under the Lease Agreement, general and administrative expenses of the Company, and, to the extent not included in Acquisition Cost, Financing Costs) and interest at the rate incurred by the Company or any Secured Party as a result of any delay in payment by the Lessee to meet obligations that would have been satisfied out of prompt payment by the Lessee, and the amount of any and all other costs, losses, damages, interest, taxes, deficiencies, liabilities, obligations, actions, judgments, suits, claims, fees (including, without limitation, attorneys' fees and disbursements) and expenses, of every kind, nature, character and description, direct or indirect, that may be imposed on or incurred by the Company as a result of, arising from or relating to, in any manner whatsoever, one or more Basic Documents, or any other document referred to therein, or the transactions contemplated thereby or the enforcement thereof. For purposes of calculating the interest incurred by the Company or any Secured Party as a result of any such delay, it shall be assumed that the Company or any Secured Party, as applicable, incurred interest at the Credit Agreement Default Rate.

           "Administrative Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, the term "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           "Aggregate Monthly Rent Component" shall mean the sum of the Monthly Rent Components for all items of Nuclear Material which are installed in the Generating Facility during the relevant period.

           "Arranging Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Assigned Agreement" means a Nuclear Material Contract which has been assigned to the Company in the manner specified in
 Section 5 of the Lease Agreement pursuant to a duly executed and delivered Assignment Agreement. The term Assigned Agreement shall include a Partially Assigned Agreement.

           "Assignment Agreement" means an assignment agreement substantially in the form of Exhibit D to the Lease Agreement.

           "Atomic Energy Act" means the Atomic Energy Act of 1954, as from time to time amended.

           "Banks" shall have  the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

           "Basic Documents" means the Lease Agreement, the Credit Agreement, the Security Agreement, the Commercial Paper, the Letter of Credit, the Notes, the Letter Agreement, the Dealer Agreements, the Assigned Agreements, the Assignment Agreements, the Trust Agreement, the Depositary Agreement, each Bill of Sale, each Leasing Record, each SCV Confirmation Schedule, and other agreements related or incidental thereto which are identified in writing by the Company, the Lessee and the Secured Parties as one of the "Basic Documents," in each case, as such documents may be amended from time to time.

           "Basic Rent" means, for any Basic Rent Period, the sum of (a) that portion of the Monthly Financing Charge not allocated to Acquisition Cost pursuant to the Lease Agreement plus (b) the Aggregate Monthly Rent Component as shown on a Rent Due and SCV Confirmation Schedule for such Basic Rent Period.

           "Basic Rent Payment Date" means, for any Basic Rent Period, the last day of the calendar month of such Basic Rent Period.

           "Basic Rent Period" means each calendar month or portion thereof commencing on, in the case of the first such period, the effective date of the Lease Agreement, and in the case of each succeeding period, the first day following the immediately preceding Basic Rent Period, and ending on the earliest of (i) the last day of any calendar month or (ii) the Termination Settlement Date.

           "BTU Charge" means the dollar amount set forth in the BTU Charge Agreement which is used to calculate the Monthly Rent Component. The BTU Charge initially set forth for any Nuclear Material in any Final Leasing Record shall be the amount agreed upon by the Lessor and the Lessee as set forth in Attachment 1 to Exhibit B to the Lease Agreement based upon the reasonably anticipated operating life, BTU output, and utilization of such Nuclear Material.

           "BTU Charge Agreement" shall mean an agreement in the form of Attachment 1 to Exhibit B to the Lease Agreement with respect to any Nuclear Material executed by the Lessor and the Lessee on or prior to the date of the Final Leasing Record covering such Nuclear Material.

           "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York City are authorized by law to close.

           "Capitalized Lease" means any and all lease obligations which are or should be capitalized on the balance sheet of the Person in question in accordance with generally accepted accounting principles and Statement No. 13 of the Financial Accounting Standards Board or any successor to such pronouncement regarding lease accounting, without regard for the accounting treatment permitted or required under any applicable state or federal public utility regulatory accounting system, unless such treatment controls the determination of the generally accepted accounting principles applicable to such Person.

           "Cash Collateral" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Closing," means [November ___], 1995.

           "Code" means the Internal Revenue Code of 1986, as from time to time amended.

           "Collateral" has the meaning set forth in the granting clauses of the Security Agreement and includes all property of the Company described in the Security Agreement as comprising part of the Collateral.

           "Collateral Agent" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Collateral Agreements" means, collectively, the Security Agreement, all Assignment Agreements, and any other assignment, security agreement or instrument executed and delivered to the Secured Parties hereafter relating to property of the Company which is security for the Notes and the Letter of Credit.

           ["Collateral Equivalence Test" shall have the meaning specified therefor in Section 6.01(r) of the Credit Agreement.]

           "Collected Funds" means funds which are immediately available to the Secured Parties, as the Lessor's assignees, for its use in New York, New York.

           "Commercial Paper" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Commercial Paper Discount" shall mean, at any time, amounts payable by the Company in respect of the Face Amount of Commercial Paper outstanding in excess of the Acquisition Cost together with any Cash Collateral reduced by the aggregate total amount, if any, of (i) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (ii) any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Leasing Record ("Excess Face Amount"); provided, however, that any such Excess Face Amount shall not exceed the additional Face Amount of Commercial Paper necessary to be issued by the Company at a discount to face value to purchasers thereof in the commercial paper market in order to obtain proceeds in an amount equal to the Acquisition Cost reduced by the aggregate total amount, if any, of (a) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (b) any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Lease Record, together with any Cash Collateral. Amounts payable in respect of Commercial Paper Discount during any calendar month or portion thereof shall be paid on the first Business Day of the next succeeding month in which such amounts are incurred.

           ["Commitment" shall mean the commitment of a Bank to make Loans or for the Issuing Bank to issue its Letter of Credit from time to time under the Credit Agreement.]

           "Company" means the TMI-1 Fuel Corp., a Delaware corporation.

           "Consents and Agreements" means the agreements, each substantially in the form attached as Exhibit 2 to Exhibit D to the Lease Agreement, between the Lessee and the various contractors under the Nuclear Material Contracts, with such changes to Exhibit 2 to Exhibit D as the Secured Parties may consent to in writing, which consent shall not be unreasonably withheld.

           "Controlled Group" means a controlled group of corporations of which the Company is a member within the meaning of Section 414(b) of the Code, any group of corporations or entities under common control with the Company within the meaning of Section 414(c) of the Code or any affiliated service group of which the Company is a member within the meaning of Section 414(m) of the Code.

           "Credit Agreement" means the Credit Agreement dated as of November [__], 1995 among TMI-1 Fuel Corp., Union Bank of Switzerland, New York Branch, as Arranging Agent, Union Bank of Switzerland, New York Branch, as Issuing Bank, the Banks Party thereto and Union Bank of Switzerland, New York Bank, as Administrative Agent.

           "Credit Agreement Default" means an event which would, with the lapse of time or the giving of notice or both, constitute a Credit Agreement Event of Default.

           "Credit Agreement Event of Default" means any one or more of the events specified in Section 10.01 of the Credit Agreement.

           "Deemed Loss Event" means the following event: if at any time during the term of the Lease Agreement, (A) the Company, by reason solely of the ownership of the Nuclear Material or any part thereof or the lease of the Nuclear Material to the Lessee under the Lease Agreement, or the Company or any Secured Party, by reason solely of any other transaction contemplated by the Lease Agreement or any of the other Basic Documents, shall be deemed, by any governmental authority having jurisdiction, to be, or to be subject to regulation as an "electric utility" or a

 "public utility" or a "public utility holding company" or similar type of entity, under any applicable law or deemed a "public utility company" or a "subsidiary company" or a "holding company" within the meaning of the Public Utility Holding Company Act, (B) the Public Utility Holding Company Act shall be amended, applied, or interpreted in a manner, or any rules or regulations shall be adopted under the Public Utility Holding Company Act of 1935, which adversely affect the legality, validity and enforceability of the lease obligations of the Company and the Lessee under the Lease Agreement, or (C) either the Company or any of the Secured Parties, by reason solely of being a party to the Basic Documents, shall be required to obtain any consent, order or approval of, or to make any filing or registration with, or to give any notice to, any governmental authority, or be subject to any liabilities, duties or obligations under the Public Utility Holding Company Act, other than the filing by the Company of a certificate on Form U-7D with the SEC pursuant to SEC Rule 7(d) under the Public Utility Holding Company Act (17 C.F.R. Section 250.7(d)), except in any case if the same shall be solely the result of Nonburdensome Regulation; provided, however, that if in compliance with applicable laws, the Lessee, with the cooperation of the Company, shall have acted diligently and in good faith to contest, or obtain an exemption from the application of the laws, rules or regulations described in clauses (A), (B) or (C) to the Company, the Secured Parties or the Lessee, as the case may be, the application of which would otherwise constitute a Deemed Loss Event, such Deemed Loss Event shall be deemed not to have occurred so long as (I) the Lessee shall have furnished to the Company and the Secured Parties an opinion of counsel reasonably satisfactory to the Company and the Secured Parties to the effect that there exists a reasonable basis for such contest or exemption and that the application of such laws, rules or regulations to the Company, the Secured Parties or the Lessee, as the case may be, shall be effectively stayed during the application for exemption or contest and such laws, rules or regulations shall not be applied retroactively at the conclusion of such contest, (II) the Company or the Secured Parties shall have determined in their sole discretion that such contest or exemption shall not adversely affect their business or involve any danger of the sale, foreclosure or loss of, or creation of a Lien upon, the Collateral, and (III) the Lessee shall have agreed to indemnify the Company or such Secured Parties, as the case may be, for expenses incurred in connection with such contest or exemption; and further provided, that following notice from the Lessee to the Company or the Secured Parties, as the case may be, that the Lessee shall be unable to furnish the opinion described in clause (I) of the next preceding proviso or that any such contest shall not be successful or such exemption shall not be available, a Deemed Loss Event shall be deemed not to have occurred for such period, not to exceed 270 days, as may be approved by any governmental authority having jurisdiction during which application of such law, rule or regulation to the Company, the Secured Parties or the Lessee, as the case may be, shall be suspended to enable the Company to assign or transfer its interest in the Collateral so long as during such period the

 Company shall use reasonable efforts to assign or transfer its interest in the Collateral upon commercially reasonable terms and conditions, provided that the Company shall not be required to assign or transfer the Nuclear Material for a price which, after deduction of sales tax and expenses of such sale incurred by the Company, shall be less than the sum of (A) Stipulated Casualty Value determined as of the date of such proposed sale, and (B) the Termination Rent determined in accordance with Section 18 of the Lease Agreement.

           "Dealer Agreements" mean (i) the Dealer Agreement dated as of [November 1, 1995] between the Company and Goldman Sachs Money Markets, L.P. and (ii) the Dealer Agreement dated as of [November 1, 1995] between the Company and UBS Securities Inc.

           "Depositary Agreement" means the Depositary Agreement dated as of [November ___,] 1995 among the Company and Chemical Bank, as Depositary, and Union Bank of Switzerland, New York Branch, as Issuing Bank, Arranging Agent and Administrative Agent.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

           "Excepted Payments" means any indemnity, expense, or other payment which by the terms of any of the Basic Documents shall be payable to the Company in order for the Company to satisfy its obligations pursuant to Section 7.8 of the Trust Agreement.

           "Face Amount" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Federal Energy Regulatory Commission" means the independent regulatory commission of the Department of Energy of the United States Government existing under the authority of the Department of Energy Organization Act, as amended, or any successor organization or organizations performing any identical or substantially identical licensing and related regulatory functions.

           "Federal Power Act" means the Federal Power Act, as amended.

           "Final Leasing Record" means a Leasing Record which records the leasing of Nuclear Material during any period while such Nuclear Material is installed for operation in the Generating Facility. A Final Leasing Record shall be in the form of Exhibit B to the Lease Agreement.

           "Financing Costs" means (a) fees and other amounts owing to any Secured Party or to the Owner Trustee under the Trust Agreement, (b) legal fees and disbursements and other amounts referred to in Section 10(b) of the Security Agreement,
 (c) legal, accounting, and other fees and expenses incurred by the Lessee and/or the Company in connection with the preparation, execution and delivery of Basic Documents or the issuance of the Commercial Paper and/or the Notes, and (d) such other reasonable fees and expenses of the Owner Trustee and the Company as they may be entitled to under the Basic Documents.

           "Fuel Management" means the design of, contracting for, fixing the price and terms of acquisition of, management, movement, removal, disengagement, storage and other activities in connection with the acquisition, utilization, storage and disposal of the Nuclear Material.

           "Generating Facility" means the nuclear reactor located at the Three Mile Island Unit 1 Nuclear Generating Station, located in Londonderry Township, Pennsylvania.

           "Heat Production" means the stage of the Nuclear Material Cycle commencing with the commercial operation of a Generating Facility, during which the Nuclear Material in question is producing thermal energy which results in the production of net positive electrical energy transmitted within the distribution network of any utility and during which the Nuclear Material in question is engaged in the reactor core of such Generating Facility.

           "Hereof," "herein," "hereunder" and words of similar import when used in a Basic Document refer to such Basic Document as a whole and not to any particular section or provision thereof.

           "Imposition" means any payment required by a public or governmental authority in respect of any property subject to the Lease Agreement or any transaction pursuant to the Lease Agreement or any right or interest held by virtue of the Lease Agreement; provided, however, that Imposition shall not include any taxes, whether federal, state or local, payable by any Secured Party based on or measured by net income of any Secured Party where taxable income is computed in substantially the same manner as taxable income is computed under the Code.

           "Insurance Requirements" means all terms of any insurance policy or indemnification agreement covering or applicable to (i) any Nuclear Material or (ii) the Generating Facility or the Lessee in its capacity as licensee of the Generating Facility, in each case insofar as any insurance policy or indemnification agreement directly or indirectly relates to the Nuclear Material or the performance by the Lessee of its obligations under the Basic Documents, and all requirements of the issuer of any such policy or agreement necessary to keep such insurance or agreements in force.

           "Interim Leasing Record" means a Leasing Record which records the leasing of Nuclear Material (i) prior to installation for operation in the Generating Facility, (ii) after removal from the Generating Facility during the "cooling off" and storage period, and (iii) while being reprocessed. An Interim Leasing Record shall be in the form of Exhibit A to the Lease Agreement.

           "Investment Company Act" means the Investment Company Act of 1940, as from time to time amended.

           "Issuing  Bank"  shall   have  the  meaning   specified
 therefor in the first paragraph of the Credit Agreement.

           "Lease Agreement" means the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between TMI-1 Fuel Corp., as the Lessor, and Pennsylvania
 Electric Company, as the Lessee, as the same may be modified, supplemented or amended from time to time.

           "Lease Event  of Default" has the  meaning specified in
 Section 16 of the Lease Agreement.

           "Leasing Record" is a form signed by the Lessor and the Lessee to record the leasing under the Lease Agreement of the Nuclear Material specified in such Leasing Record. A Leasing Record shall be either an Interim Leasing Record or a Final Leasing Record.

           "Legal Requirements" means all applicable provisions of the Atomic Energy Act, all applicable orders, rules, regulations and other requirements of the Nuclear Regulatory Commission and the Federal Energy Regulatory Commission, and all other laws, rules, regulations and orders of any other jurisdiction or regulatory authority relating to (i) the licensing, acquisition, storage, containerization, transportation, blending, transfer, consumption, leasing, insuring, using, operating, disposing, fabricating, channelling and reprocessing of the Nuclear Material, (ii) the Generating Facility or the Lessee in its capacity as licensee of the Generating Facility, in each case insofar as such provisions, orders, rules, regulations, laws and other requirements directly or indirectly relate to the Nuclear Material or the performance by the Lessee of its obligations under the Basic Documents or (iii) the Basic Documents, insofar as any of the foregoing directly or indirectly apply to the Lessee.

           "Lessee" has the meaning specified in the introduction to the Lease Agreement.

           "Lessee Representative" means a person at the time designated to act on behalf of the Lessee by a written instrument furnished to the Company and the Secured Parties containing the specimen signature of such person and signed on behalf of the Lessee by any of its officers. The certificate may designate an alternate or alternates. A Lessee Representative may be an employee of the Lessee or of the Owner Trustee.

           "Lessor" has the meaning specified in the introduction to the Lease Agreement, and its successors and assigns.

           "Lessor's Bill of Sale" means an instrument substantially in the form of Exhibit E to the Lease Agreement, pursuant to which title to all or any portion of the Nuclear
 Material is transferred to the Lessee or any designee of the Lessee.

           "Letter Agreement" means the Lessee's Letter Agreement Regarding TMI-1 Fuel Corp., dated as of [November 1,] 1995, between the Lessee, the Company, and the Administrative Agent, as it may be amended from time to time.

           "Letter of Credit" has the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Lien" means any mortgage, pledge, lien, security interest, title retention, charge or other encumbrance of any nature whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to execute and deliver any financing statement under the Uniform Commercial Code of any jurisdiction).


           "Loans" shall  have the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

           "Majority Secured Parties" means at any time the Secured Parties holding at such time more than 66 % of the outstanding principal amount of all Secured Obligations.

           "Manufacturer" means any supplier of Nuclear Material or of any service (including without limitation, enrichment, fabrication, transportation, storage and processing) in connection therewith, or any agent or licensee of any such supplier.

           "Manufacturer's Consent" means any consent which may be given by a Manufacturer under a Nuclear Material Contract to the assignment by the Lessee to the Company of all or a portion of the Lessee's rights under such Nuclear Material Contract or of all or a portion of any such rights previously assigned by the Lessee to the Secured Parties.

           "Monthly Debt Service" for any calendar month means the sum of the Monthly Financing Charge for such calendar month.

           "Monthly Financing Charge" means, for any calendar month or portion thereof, the sum of:

           (a) all Commercial Paper Discount payable by the Company with respect to Commercial Paper outstanding during such month and/or all interest payable by the Company during such month with respect to all outstanding Notes and in each case, not included in Acquisition Cost; and

           (b) the amounts paid or due and payable by the Company with respect to the transactions contemplated by the Basic Documents during such calendar month for the following other fees, costs, charges and expenses incurred or owed by the Company under or in connection with the Lease Agreement or the other Basic Documents: (i) legal, printing, reproduction and closing fees and expenses, (ii) auditors', accountants' and attorneys' fees and expenses, (iii) franchise taxes and income taxes, and (iv) any other fees and expenses incurred by the Company under or in respect of the Basic Documents.

 Any figure used in the computation of any component of the Monthly Financing Charge shall be stated to five decimal places.

           "Monthly Rent Component" for any Nuclear Material covered by a Final Leasing Record for each calendar month during the lease of such Nuclear Material shall be as follows:

             (i) for the first partial calendar month the Monthly Rent Component shall be zero;

            (ii) for the first full calendar month the Monthly Rent Component shall be zero;

           (iii)     for   the  second  full  calendar  month  the
      Monthly Rent Component shall be zero;

            (iv) for the third full calendar month the Monthly Rent Component shall be an amount determined by multiplying
      (x) the amount of thermal energy in millions of British Thermal Units of heat produced by such Nuclear Material during the first calendar month while covered by the Final Leasing Record and also during the first partial calendar month, if any, such Nuclear Material was covered by an Interim or Final Leasing Record and was engaged in Heat Production by (y) the BTU Charge set forth in the Final Leasing Record covering such Nuclear Material; and

             (v) for each full calendar month after the third full calendar month, the Monthly Rent Component shall be an amount determined by multiplying (x) the amount of thermal energy in millions of British Thermal Units of heat produced by such Nuclear Material during the second preceding month by (y) the BTU Charge set forth in the Final Leasing Record covering such Nuclear Material.

 The BTU Charge  for any  Nuclear Material may  be revised by  the
 Lessee at any time during the lease thereof to reflect any reasonably anticipated change in its operating life, BTU output, or utilization. Such revision shall be effected by the Lessee's executing and forwarding to the Lessor a revised Final Leasing Record dated the first day of the following month and setting forth such revised BTU Charge. Upon receipt of such revised Final Leasing Record, the Lessor shall execute and return a copy thereof to the Lessee. Such revised BTU Charge shall be applicable to such Nuclear Material for each month thereafter beginning on the date of the revised Final Leasing Record.

           "Nonburdensome Regulation" means (i) ministerial regulatory requirements that do not impose limitations or regulatory requirements on the business or activities of, or adversely affect, the Company or any Secured Party and that are deemed, in the reasonable discretion of the Company or any Secured Party, not to be burdensome, or (ii) assuming redelivery of the Nuclear Material in accordance with the Lease Agreement, regulation resulting from any possession of the Nuclear Material (or right thereto) on or after the termination of the Lease Agreement.

           ["Notes" shall  have the meaning specified  therefor in
 Section 1.02 of the Credit Agreement.]

           "Nuclear Incident" shall have the meaning specified in the Atomic Energy Act, 42 U.S.C. 2014(q), as such definition may be amended from time to time.

           "Nuclear Material" means those items which have been purchased by or on behalf of the Company for which a duly executed Leasing Record has been delivered to the Company and which continue to be subject to the Lease Agreement consisting of
 (i) the items described in such Leasing Record and each of the components thereof in the respective forms in which such items exist during each stage of the Nuclear Material Cycle, being substances and equipment which, when fabricated and assembled and loaded into a nuclear reactor, are intended to produce heat, together with all attachments, accessories, parts and additions and all improvements and repairs thereto, and all replacements thereof and substitutions therefor and (ii) the substances and materials underlying the right, title and interest of the Lessee under any Nuclear Material Contract assigned to the Company pursuant to the Lease Agreement; provided, however, that the term Nuclear Material shall not include spent fuel.

           "Nuclear Material Contract" means any contract, as from time to time amended, modified or supplemented, entered into by the Lessee, either in its own name or as agent for the Lessor, with one or more Manufacturers relating to the acquisition of Nuclear Material or any service in connection with the Nuclear Material.

           "Nuclear Material Cycle" means the various stages in the process, whether physical or chemical, by which the component parts of the Nuclear Material are designed, mined, milled, processed, converted, enriched, fabricated into assemblies utilizable for Heat Production, loaded or installed into a reactor core, utilized, disengaged from a reactor core or stored, together with all incidental processes with respect to the Nuclear Material at any such stage.

           "Nuclear Regulatory Commission" means the independent regulatory commission of the United States Government existing under the authority of the Energy Reorganization Act of 1974, as amended, or any successor organization or organizations performing any identical or substantially identical licensing and related regulatory functions.

           "Obligations" means (i) all items (including, without limitation, Capitalized Leases but excluding shareholders' equity and minority interests) which in accordance with generally accepted accounting principles should be reflected on the liability side of a balance sheet as at the date as of which such obligations are to be determined; (ii) all obligations and liabilities (whether or not reflected upon such balance sheet) secured by any Lien existing on the Property held subject to such Lien, whether or not the obligation or liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements (other than for collection in the ordinary course of business) and contingent obligations in respect of any liabilities of the type described in clauses (i) and (ii) of this definition
 (whether or not reflected on such balance sheet); provided, however, that the term 'Obligations' shall not include deferred taxes.

           "Obligations for Borrowed Money or Deferred Purchase Price" means all Obligations in respect of borrowed money or the deferred purchase price of property or services.

           "Officer's Certificate" means, with respect to any corporation, a certificate signed by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Comptroller, or any Assistant Comptroller of such corporation, and with respect to any other entity, a certificate signed by an individual generally authorized to execute and deliver contracts on behalf of such entity.

           "Original Lease" means the Nuclear Material Lease Agreement, dated as of August 1, 1991 between the Lessee and the Lessor.

           "Outstandings"   shall   have  the   meaning  specified
 therefor in Section 1.02 of the Credit Agreement.

           "Owner Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the outstanding stock of the Company and in and to all monies, securities, investments, instruments, documents, rights, claims, contracts, and other property held by the Owner Trustee under the Trust Agreement; provided, however, that there shall be excluded from the Owner Trust Estate all Excepted Payments.

           "Owner Trustee" means United States Trust Company of New York, not in its individual capacity but solely as trustee under and pursuant to the Trust Agreement, and its permitted successors.

           "PaPUC"   means   the   Pennsylvania   Public   Utility
 Commission or any successor agency thereto.

           "Partially Assigned Agreement" means a Nuclear Material Contract which has been assigned, in part but not in full, to the Company in the manner specified in Section 5 of the Lease Agreement pursuant to a duly executed and delivered Assignment Agreement.

           "PBGC" means the Pension Benefit Guaranty Corporation, created by Section 4002(a) of ERISA and any successor thereto.

           "Permitted Liens" means (i) any assignment of the Lease Agreement permitted thereby, and by the Credit Agreement, (ii) liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for nonpayment, or being contested by the Lessee as permitted by Section 11 of the Lease Agreement, (iii) liens and security interests created by the Security Agreement, (iv) the title transfer and commingling of the Nuclear Material contemplated by paragraph (h) of Section 10 of the Lease Agreement, and (v) liens of mechanics, laborers, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums of money which under the terms of the related contracts are not more than 30 days past due or are being contested in good faith by the Lessee as permitted by Section 11 of the Lease Agreement;
 provided, however, that, in each case, such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made in respect thereto.

           "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other business entity or any government or any political subdivision or agency thereof.

           "Plan" means, with respect to any Person, any plan of a type described in Section 4021(a) of ERISA in respect of which such Person is an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001 (a) (2) of ERISA, respectively.

           "Proceeds" shall have the meaning assigned to it under the Uniform Commercial Code, as amended, and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

           "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

           "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as from time to time amended.

           ["Purchasers" means the Purchasers of Commercial Paper described in Section ___ to the Credit Agreement and their respective successors or assigns.]

           "Qualified Institution" means a commercial bank organized under the laws of, and doing business in, the United States of America or in any State thereof, which has combined capital, surplus and undivided profits of at least $150,000,000 having trust power.

           "Related Person" means, with respect to any Person, any trade or business, (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code.

           "Rent"   means   Basic   Rent,   Additional   Rent  and
 Termination Rent.

           "Rent Due and SCV Confirmation Schedule" means an instrument, substantially in the form of Exhibit G to the Lease Agreement, which is to be used by the Lessee (i) to calculate Basic Rent for each Basic Rent Period and Other Rent and (ii) to calculate and acknowledge the SCV at the end of each Basic Rent Period.

           "Reportable Event" means any of the events set forth in
 Section 4043(b) of ERISA or the regulations thereunder.

           "Responsible   Officer"   means  a   duly   elected  or
 appointed,   authorized,    and   acting   officer,    agent   or
 representative of the Person acting.

           "Secured Obligations" means each and every debt, liability and obligation of every type and description which the Company may now or at any time hereafter owe to any Secured Party under, pursuant to or in connection with the Credit Agreement, any Note, the Letter of Credit or any other Basic Document, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, including, without limitation, the principal of, interest on and any premium due with respect to any Loan and all indemnifications, costs, expenses, fees and other compensation of the Secured Parties provided for, and all other amounts owed to the Secured Parties, under the Security Agreement, Credit Agreement and the other Basic Documents.

           "Secured Parties" means the Banks, any other holder from time to time of any Note and the Issuing Bank.

           "Securities Act" means the Securities Act of 1933, as from time to time amended.

           "Security Agreement" means the Security Agreement and Assignment of Contracts by and among the Company and Union Bank of Switzerland, New York Branch, dated as of [November 1], 1995 and the Secured Parties.

           "Single Employer Plan" means any Plan which is not a multi-employer plan as defined in Section 4001(a) (3) of ERISA

           "Stipulated Casualty Value" or "SCV" for any Nuclear Material covered by any Leasing Record means an amount equal to the Acquisition Cost for such Nuclear Material reduced by the aggregate total amount, if any, of the Monthly Rent Components paid by the Lessee to the Lessor with respect to such Nuclear Material together with Commercial Paper Discount.

           "Termination Date" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Termination Rent" means an amount which, when added to the Stipulated Casualty Value and Basic Rent then payable by the Lessee, if any, will be sufficient to enable the Company to retire, at their respective maturities, all outstanding Notes and to pay all charges, premiums and fees owed to the Issuing Bank and all holders of Notes under the Credit Agreement and to pay all other obligations of the Company incurred in connection with the implementation of the transactions contemplated by the Basic Documents.

           "Termination Settlement Date" has the meaning specified in Section 8(c), or Section 18(c) of the Lease Agreement.

           "Terminating  Event"  has   the  meaning  specified  in
 Section 18 of the Lease Agreement.

           "Trust" means the TMI-I Fuel Corp. and Oyster Creek Fuel Corp. Trust, a trust formed pursuant to the Trust Agreement.

           "Trust Agreement" means the Amended and Restated Trust Agreement dated as of [November 1,] 1995 among Lord Fuel Corp., as Trustor, the Owner Trustee, as trustee, Lord Fuel Corp., as beneficiary, and Jersey Central Power & Light Company, Metropolitan Edison Company and Pennsylvania Electric Company, each as lessee under certain lease agreements, as the same may be amended, modified or supplemented from time to time.

           "Trustor" means the institution designated as such in the Trust Agreement and its permitted successors.

           "UCC" means the Uniform Commercial Code as adopted and in effect in the State of New York.

           "U.S. Trust"  means United States Trust  Company of New
 York.

                             Schedule 4
    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

              Three Mile Island Unit 1 Fuel Assemblies
               Under Lease Which Have Been Discharged

    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

              Three Mile Island Unit 1 Fuel Assemblies
               Under Lease Which Have Been Discharged













 NOTE: ALL SPENT FUEL HAS BEEN FULLY AMORTIZED.

                             SCHEDULE A


              [insert description of Nuclear Material]

                             SCHEDULE B


           All nuclear material contracts by and between Pennsylvania Electric Company and any supplier of Nuclear Material or of any service in connection therewith, including but not limited to the following:

                                                         EXHIBIT A

                       INTERIM LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Pennsylvania Electric Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record (if any):

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits to Acquisition Cost:                         $___________

 Total Acquisition Cost under this Record             $___________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Nuclear Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Nuclear Material Lease Agreement between the undersigned Lessor and Lessee, dated as of [November 1,] 1995, which covenants, terms and conditions are incorporated herein by reference.

 TMI-1 FUEL CORP., Lessor           PENNSYLVANIA ELECTRIC COMPANY,
                                     Lessee



 By                                 By
      Authorized Signature               Authorized Signature

                                                         EXHIBIT B
                        FINAL LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Pennsylvania Electric Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record:

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits (if any) to Acquisition Cost:                $___________

 Total Acquisition Cost under this Record             $___________

 BTU Charge: $__________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Amended and Restated Nuclear Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Amended and Restated Nuclear Material Lease Agreement between the undersigned Lessor and Lessee, dated as of [November 1, 1995], which covenants, terms and conditions are incorporated herein by reference.

 TMI-1 FUEL CORP., Lessor           PENNSYLVANIA ELECTRIC COMPANY,
                                      Lessee


 By                                 By
      Authorized Signature               Authorized Signature

                                         Attachment 1 to Exhibit B

               BRITISH THERMAL UNIT CHARGE AGREEMENT


                                         Dated:



           The undersigned Lessor and Lessee agree that the initial British Thermal Unit Charge to be used to calculate the Monthly Rent Component for the Nuclear Material pursuant to the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between the undersigned Lessor and Lessee shall be as follows:

 Description of Nuclear Material              British Thermal Unit
 Charge






 TMI-1 FUEL CORP.                   PENNSYLVANIA ELECTRIC COMPANY



 By:                                By:
 Its:                               Its:

                                                         EXHIBIT C

                     NUCLEAR MATERIAL CONTRACTS


           The Agreements (each as amended and restated) referred to in Section 5 of the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1], 1995, between TMI-1 FUEL CORP. ("Lessor") and PENNSYLVANIA ELECTRIC COMPANY ("Lessee") are:

           (1) Agreement, dated November 18, 1988, between Cameco Corporation and GPU Nuclear Corporation, as agent for the Lessee, Jersey Central Power & Light Company ("JCP&L") and Metropolitan Edison Company ("Met-Ed").

           (2) Agreement, dated September 30, 1988, between URI, Inc. and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

           (3)  Agreement,   dated   January  30,   1975,  between
 Sequoyah Fuels Corporation and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

           (4) Agreement, dated October 10, 1984, between United States Department of Energy and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

           (5) Agreement, dated March 24, 1976, between B&W Fuel Company and GPU Nuclear Corporation, as agent for the Lessee, JCP&L and Met-Ed.

                                                         EXHIBIT D

                        ASSIGNMENT AGREEMENT


           KNOW ALL MEN BY THESE PRESENTS THAT:

           Pennsylvania Electric Company (the "Assignor"), in consideration of one dollar and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby sell, grant, bargain, convey and assign to TMI-1 Fuel Corp. ("Assignee"), all right, title and interest of the Assignor in, to and under the Nuclear Material Contract (the "Nuclear Material Contract") described in Exhibit 1 attached hereto insofar as such Nuclear Material Contract relates to the Nuclear Material described in Exhibit 1 (all of such property, including the items described on Exhibit 1 attached hereto as included with the Property, being herein collectively called the "Property"). Terms not defined herein shall have the meanings given in Exhibit 1 attached hereto.

           TO HAVE AND TO HOLD the Property unto the Assignee, its successors and assigns, to its and their own use forever.

           1. The interest of the Assignor in the Property, and the interest transferred by this Assignment Agreement, is that of absolute ownership.

           2. The Assignor hereby warrants that it is the lawful owner of the rights and interests conveyed by this Assignment Agreement and that its title to such rights and interests is hereby conveyed to the Assignee free and clear of all liens, charges, claims and encumbrances of every kind whatsoever, other than (i) the amounts, if any, owing under the Nuclear Material Contract, (ii) other claims, if any, of the Assignor and the Contractor which may exist as between themselves and (iii) Permitted Liens (as defined in the Lease Agreement referred to below); and that the Assignor will warrant and defend such title forever against all claims and demands whatsoever.

           3. The Assignor hereby releases and transfers to the Assignee any right, title or interest in the Nuclear Material which may have been acquired by the Assignor under the Nuclear Material Contract prior to the date hereof.

           4. This Assignment Agreement is made in accordance with an Amended and Restated Nuclear Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and the Assignee (said Nuclear Material Lease Agreement, as the same may be from time to time amended, modified or supplemented, being herein called the "Lease Agreement"). Pursuant to a Security Agreement and Assignment of Contracts made by TMI-1 Fuel Corp. dated as of [November 1,] 1995 (said Security Agreement and Assignment of Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by Assignee in favor of the Secured Parties, as defined therein, the Assignee is assigning and granting a security interest in the Property and this Assignment Agreement to the Secured Parties, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties, as such obligations are described in the Security Agreement.

           5. It is expressly agreed that, anything contained herein to the contrary notwithstanding, (a) the Assignor shall at all times remain liable to the Contractor to observe and perform all of its duties and obligations under the Nuclear Material Contract to the same extent as if this Assignment Agreement and the Security Agreement had not been executed, (b) the exercise by the Assignee or the Secured Parties of any of the rights assigned hereunder or under the Security Agreement, as the case may be, shall not release the Assignor from any of its duties or obligations to the Contractor under the Nuclear Material Contract, and (c) neither the Assignee nor any of the Secured Parties shall have any obligation or liability under the Nuclear Material Contract by reason of or arising out of this Assignment Agreement, the Lease Agreement or the Security Agreement, or be obligated to perform or fulfill any of the duties or obligations of the Assignor under the Nuclear Material Contract, or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any Property received by it thereunder, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts or the delivery of any Property which may have been assigned to it or to which it may be entitled at any time or times; provided, however, the Assignee agrees, solely for the benefit of the Assignor, and subject to the terms and conditions of the Lease Agreement, (i) to purchase the Nuclear Material from the Contractor pursuant to the Nuclear Material Contract, (ii) to pay to the Contractor and/or to the Assignor or their order the respective amounts specified in the Lease Agreement with respect to such Nuclear Material and (iii) to lease such Nuclear Material to the Assignor in accordance with and subject to the terms and conditions of the Lease Agreement. The provisions of the Nuclear Material Contract limiting the liability of the Contractor and its suppliers and subcontractors' under that Contract shall remain effective against the Assignee and Secured Parties to the same extent that such provisions are effective against the Assignor.

           6. Notwithstanding anything contained herein to the contrary, subject to the terms and conditions of the Lease Agreement, the Assignor may continue to engage in Fuel Management (as such term is defined in the Lease Agreement) with respect to the Property, including, without limitation, all dealings with the Contractor and, subject to such terms and conditions and effective until the occurrence of a Lease Event of Default (as defined in the Lease Agreement), (i) the Assignee reassigns to the Assignor the Assignee's rights under clauses (iii), (iv), (v) and (vi) of subparagraph (b) of Exhibit 1 to this Assignment Agreement (provided, however, that insurance proceeds are reassigned to the Assignor pursuant hereto only to the extent that such proceeds are needed and used to reimburse the Assignor for the cost of repairing damage or destruction to Nuclear
 Material  or  are used  to  purchase  Nuclear Material  from  the

 Assignee in accordance with the Lease Agreement, and provided further, however, that the Assignee's rights under clause (vi) are reassigned to the Assignor subject in all respects to the limitations set forth in paragraph 8. below), and (ii) the Assignee agrees that the Assignor may, to the extent set forth in clause (i) above, to the exclusion of the Assignee, exercise and enforce such rights.

           7. The Assignor shall promptly and duly execute, deliver, file and record all such further counterparts of this Assignment Agreement or such certificates, financing and continuation statements and other instruments as may be reasonably requested by the Assignee, and take such further actions as the Assignee shall from time to time reasonably request, in order to establish, perfect and maintain the rights and remedies created or intended to be created in favor of the Assignee and the Secured Parties hereunder and the Assignee's title to and interest in the Property as against the Assignor or any third party in any applicable jurisdiction.

           8. The Assignor hereby agrees that it will not enter into or consent to or permit any cancellation, termination, amendment, supplement or modification of or waiver with respect to the Nuclear Material Contract insofar as it relates to the Nuclear Material except for cancellations, terminations, amendments, supplements, modifications or waivers which do not materially adversely affect the Assignee or the Secured Parties or their respective interests in the Property, nor will the Assignor sell, assign, grant any security interest in or otherwise transfer its rights or other interests in the Property or any part thereof, except as permitted by the Lease Agreement.

           9. The Assignor hereby represents and warrants that the Nuclear Material Contract is in full force and effect and represents that it is the only agreement between the Assignor and the Contractor with respect to the Nuclear Material.

           10. This Assignment Agreement shall become effective only upon receipt of the written consent of the Contractor to the assignment of the rights and interests conveyed hereunder, if such consent is required under the Nuclear Material Contract. The Assignor hereby agrees to send the Contractor a copy of this Assignment Agreement.

           11. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           IN WITNESS WHEREOF, the Assignor has caused this Assignment Agreement to be duly executed and delivered as of the ____ day of ____________,19____.

                                    PENNSYLVANIA ELECTRIC COMPANY



                                    By:

                                    Title:

 The foregoing Assignment Agreement is hereby accepted:

                                    TMI-1 FUEL CORP.


                                    By:

                                    Title:

                                                         EXHIBIT 1
                                           to Assignment Agreement

           (a) The _____________ (as the same may from time to time be amended, modified or supplemented, being herein called the "Nuclear Material Contract"), dated as of _____________, between Pennsylvania Electric Company and ______________ (the "Contractor), insofar as, and only to the extent that, the Contract relates to _________________ (the "Nuclear Material"); but not insofar as the Contract provides for the provision of other nuclear materials and services to the Assignor; and

           (b)  The  Property  shall include,  without limitation,
 (i) any and all amendments and supplements to the Nuclear Material Contract from time to time executed and delivered to the extent that any such amendment or supplement relates to the Nuclear Material, (ii) the Nuclear Material, including the right to receive title thereto, (iii) all rights, claims and proceeds, now or hereafter existing, under any insurance, indemnities, warranties and guaranties provided for in or arising out of the Nuclear Material Contract, to the extent that such rights or claims relate to the Nuclear Material, (iv) any claim for damages arising out of or for breach or default by the Contractor under or in connection with the Nuclear Material Contract insofar as it relates to the Nuclear Material, (v) any other amount, whether resulting from refunds or otherwise, from time to time paid or payable by the Contractor under or in connection with the Nuclear Material Contract insofar as it relates to the Nuclear Material and (vi) the right of the Assignor to terminate the Nuclear
 Material Contract or to perform or to exercise or enforce thereunder, insofar as it or they relate to the Nuclear Material.

                                                         EXHIBIT 2
                                           to Assignment Agreement


                       CONSENT AND AGREEMENT


           The undersigned, _________________ (the "Contractor"), has entered into a _______________ (as the same may from tune to time be amended, modified or supplemented, being herein called the "Nuclear Material Contract"), dated as of ____________________ with Pennsylvania Electric Company (the "Assignor").

           The Contractor hereby acknowledges notice that (i) in accordance with the terms of an Amended and Restated Nuclear Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and TMI-1 Fuel Corp. (the "Assignee"), the Assignor has assigned to the Assignee a part of the Assignor's rights under the Nuclear Material Contract pursuant to an Assignment Agreement, in the form of Annex A hereto (such Assignment Agreement, as the same may from time to time be amended, modified or supplemented, being herein collectively called the "Assignment"), and (ii) pursuant to a Security Agreement and Assignment of Contracts made by TMI-1 Fuel Corp. dated as of [November 1,] 1995 (said Security Agreement and Assignment Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by the Assignee in favor of the Secured Parties as defined therein (the "Secured Parties"), the Assignee has assigned and granted a security interest in all rights under the Nuclear Material Contract from time to time assigned to it by Assignor, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties.

           The Contractor hereby consents to (i) the assignment by the Assignor to the Assignee of part of the Assignor's right, title and interest in, to and under the Nuclear Material Contract and the other Property described in the Assignment pursuant to the Assignment and (ii) the assignment and security interest in favor of the Secured Parties as described above. The Contractor further consents to all of the terms and provisions of the Security Agreement.

           The Contractor agrees that, if requested by either the Assignor or the Assignee, it will acknowledge in writing the Assignment delivered by the Assignor to the Assignee; provided, that neither the lack of notice to nor acknowledgment by the Contractor of the Assignment shall limit or otherwise affect the validity or effectiveness of this consent to such Assignment.

           The Contractor hereby confirms to the Assignee and the Secured Parties that:

           (a) all representations, warranties and agreements of the Contractor under the Nuclear Material Contract which relate to the Nuclear Material described in the Assignment shall inure to the benefit of, and shall be enforceable by, the Assignee or any Secured. Party to the same extent as if originally named in the Contract as the purchaser of such Nuclear Material,

           (b) the Contractor understands that, pursuant to the Lease Agreement, the Assignee has agreed to lease the Nuclear Material described in the Assignment to the Assignor, and consents to the assignment to the Assignor, for so long as the Lease Agreement shall be in effect or until otherwise notified by the Assignee, of the Assignee's rights under clauses (iii), (iv), (v) and (vi) of subparagraph
                (b) of Exhibit 1 to the Assignment to the extent that such rights are reassigned to the Assignor pursuant to the Assignment,

           (c) The Contractor is in the business of selling nuclear fuel and related services of the kind described in the Assignment, and the proposed sale of such nuclear fuel under the Nuclear Material Contract will be in the ordinary course of business of the Contractor, and

           (d) Notwithstanding any provision to the contrary contained in the Nuclear Material Contract, the Contractor agrees that title to any Nuclear Material covered by the Assignment shall pass directly to the Assignee under the Contract and shall not pass to the Assignor; provided that the foregoing shall not apply to any Nuclear Material for which title has already passed from the Contractor prior to the execution and delivery of the Assignment.

           It is understood that neither the Assignment, the Security Agreement nor this Consent and Agreement shall in any way add to the obligations of the Contractor or the Assignor under the Nuclear Material Contract.

           This Consent  and. Agreement  shall be governed  by and
 construed  in  accordance   with  the  laws   of  the  State   of
 ____________.

           IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of____ day of ______________, 19___.







                                    By:
                                    Title:

                                                         EXHIBIT E

                            BILL OF SALE
                                 TO
                   PENNSYLVANIA ELECTRIC COMPANY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, TMI-1 Fuel Corp., a Delaware corporation (the "Seller"), whose post office address is c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention:
 Corporate Trust and Agency Division, for and in consideration paid to the Seller upon or before the execution and delivery of this Bill of Sale to Pennsylvania Electric Company (the "Purchaser"), a Pennsylvania corporation, whose address is 2800 Pottsville Pike, Reading, Pennsylvania 19640, Attention:
 Comptroller, hereby conveys, transfers, sells and sets over unto the Purchaser all of its right, title and interest in all of the personal property consisting of the assemblies of nuclear fuel or components thereof or other nuclear material described in Annex I hereto (the "Assets"), and by this Bill of Sale does hereby grant, bargain, sell, convey, transfer and deliver the Assets unto the Purchaser, to have and to hold such undivided interest in the Assets unto the Purchaser, for itself, its successors and assigns, forever.

           The Assets are transferred and conveyed by the Seller AS-IS, WHERE-IS, WITHOUT REPRESENTATIONS OR WARRANTIES (EXPRESS OR IMPLIED) OF ANY KIND WHATSOEVER BY THE SELLER OR ANY PERSON ACTING ON ITS BEHALF except that the Seller represents and warrants that it has not by voluntary act or omission created or granted any lien on the Assets, other than Permitted Liens, as defined in that certain Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995 between the Seller and the Purchaser. The Purchaser acknowledges and agrees that neither the Seller, its directors, officers or employees, any company, person or firm controlling, controlled by, or under common control with any of them nor any other person acting on behalf of the Seller is a manufacturer of, or is engaged in the sale or distribution of, nuclear material, has had at any time physical possession of any portion of the Assets sold hereunder, or has made any inspection thereof. The Purchaser further acknowledges and agrees that the Assets sold hereunder have been at all times in the possession of the Purchaser and that the Purchaser has made such inspections thereof as it deems necessary and that the Purchaser has been solely responsible for all decisions made with respect to the choice of the suppliers of such Assets and the enrichment, fabrication, transportation, storage and processing of the same.

          IN WITNESS WHEREOF, the Seller has caused these presents to be executed by one of its Vice Presidents, this ____ day of __________________,19___.

                                    TMI-1 FUEL CORP., Seller
                                    By:
                                         Vice President

                   Acknowledgement and Acceptance


           The foregoing Bill of Sale is hereby acknowledged and accepted by the undersigned as of the date last above written.

                                    PENNSYLVANIA ELECTRIC COMPANY,
                                      Purchaser



                                    By:

                                    Its:



                                                                                                      EXHIBIT F
                                                     RENT DUE
                                           AND SCV CONFIRMATION SCHEDULE

                                      For the Basic Rent Period Ended _______

               In accordance with the Lease Agreement dated as of [November] 1, 1995, between TMI-1 Fuel Corp., as  Lessor, and Pennsylvania Electric  Company, as Lessee,  the Lessee certifies that  all amounts set forth below  are true and correct in all respects, and both  Lessor and Lessee certify that this Schedule has been prepared in accordance with the provisions of the Lease Agreement.

  23. BASIC RENT, ADDITIONAL RENT AND TERMINATION RENT
      (i)  Basic Rent Owed
           (a)  Calculation of Portion of Monthly Financing Charge
                 Not Allocated to Acquisition Cost                                          $

                (i)   Interest Payable with Respect to all Outstanding
                       Notes (See attached summary calculation)                             $

                (ii) Other Amounts included in Monthly Financing Charge                     $

                (iii) TOTAL MONTHLY FINANCING CHARGE NOT ALLOCATED
                      TO ACQUISITION COST (Total of 1(a) and 1(b))                          $

           (b)  Aggregate Monthly Rent Component (See attached summary calculation)         $

           (c)  BASIC RENT (total of 1(c) and 2)                                            $

      (ii)      Additional Rent Owned* (see attached summary calculation)                   $

      (iii)     Termination Rent Owed (see attached summary calculation)                    $

           TOTAL RENT DUE (total of A, B and C)                                             $




  ________________________
  *   Includes amounts paid or  due and payable by the Company with respect to the transactions contemplated by the Basis Documents during such month for  the following other fees, costs, charges and expenses incurred
      or owed by the Company  under or in connection with  the Lease Agreement  or other Basic Documents:   (a)
      legal, printing, reproduction and  closing fees and expenses, (B) auditors', accountants'  and attorneys'
      fees and expenses, (C) franchise taxes  and income taxes, and (D) any other  fees and expense incurred by the Company under or in respect of the Basic Documents.



   24. CALCULATION OF STIPULATED CASUALTY VALUE
                                                                    Nuclear Material

                                             Installed for          Not Installed for
                                             Operation in the       Operation in the
                                             Generating Facility    Generating Facility         Total

   (i)   Stipulated Casualty Value as
         of _______________                  $                      $                       $

   (ii)  Add:  Acquisition Cost Incurred
         in Rent Period Covered by This
         Schedule (exclusive of Monthly
         Financing Charges)                  $                      $                       $

   (iii) Add:  Monthly Financing Charge
         Allocated to Acquisition Cost
         Incurred in Rent Period Covered
         by This Schedule                    $                      $                       $

   (iv)  Less:  SCV of Nuclear Material
         Transferred to the Lessee
         Pursuant to Sections 8(c), 8(g)
         or 14 of the Lease Agreement during
         the Basic Rent Period Covered by
         This Schedule                       $                      $                       $

         STIPULATED CASUALTY VALUE
         AS OF _________________             $                      $                       $

         Add:  Commercial Paper Discount                                                    $

         STIPULATED CASUALTY VALUE
         AS OF ______________                                                               $








                                                EXHIBIT B-2(a)(iv)

                                               BI&L Draft 10/12/95


                                              COUNTERPART NO.  ___

                        AMENDED AND RESTATED
                  NUCLEAR MATERIAL LEASE AGREEMENT

                   Dated as of [November 1], 1995



                              between



                      OYSTER CREEK FUEL CORP.,

                                                        as Lessor

                                and

               JERSEY CENTRAL POWER & LIGHT COMPANY,

                                                        as Lessee




 AS OF THE DATE OF THIS AMENDED  AND RESTATED LEASE AGREEMENT, THE
 LESSOR  UNDER  THIS AMENDED  AND  RESTATED  LEASE AGREEMENT  (THE
 "LESSOR") HAS GRANTED  TO THE SECURED PARTIES, AS DEFINED HEREIN,
 A SECURITY INTEREST IN THIS  AMENDED AND RESTATED LEASE AGREEMENT
 AND  IN ALL  OF  THE LESSOR'S  RIGHTS  AND INTERESTS  UNDER  THIS
 AMENDED   AND  RESTATED   LEASE  AGREEMENT,   INCLUDING,  WITHOUT
 LIMITATION,  ALL  OF  THE LESSOR'S  RIGHTS  TO  AND  INTERESTS IN
 NUCLEAR MATERIAL  AS DEFINED IN  THIS AMENDED AND  RESTATED LEASE
 AGREEMENT.

 THIS  AMENDED  AND RESTATED  LEASE  AGREEMENT  HAS BEEN  MANUALLY
 EXECUTED  IN [TWELVE  (12)] COUNTERPARTS,  NUMBERED CONSECUTIVELY
 FROM  1 TO  [12].     NO SECURITY  INTEREST IN  THIS AMENDED  AND
 RESTATED LEASE AGREEMENT  OR IN  ANY OF THE  LESSOR'S RIGHTS  AND
 INTERESTS UNDER THIS AMENDED AND RESTATED LEASE AGREEMENT MAY  BE
 PERFECTED BY  THE POSSESSION OF  ANY SUCH COUNTERPART  OTHER THAN
 COUNTERPART NO.  1.





                         TABLE OF CONTENTS


 Definitions . . . . . . . . . . . . . . . . . . . . . . . .   1

 Notices . . . . . . . . . . . . . . . . . . . . . . . . . .   1

 Title to Remain in the Lessor; Quiet Enjoyment;
 Fuel Management; Location . . . . . . . . . . . . . . . . .   2

 Agreement for Lease of Nuclear Material . . . . . . . . . .   3

 Orders for Nuclear Material and Services; Assigned Agreements
                                                               3

 Leasing Records; Payment of Costs of Lessor . . . . . . . .   4

 No Warranties or Representation by Lessor . . . . . . . . .   6

 Lease Term; Early Termination; Termination of Leasing Record
                                                               7

 Payment of Rent; Payments with Respect to the
  Lessor's Financing Costs . . . . . . . . . . . . . . . . .   9

 Compliance with Laws; Restricted Use of Nuclear
   Material; Assignments; Permitted Liens; Spent Fuel  . . .  10

 Permitted Contests  . . . . . . . . . . . . . . . . . . . .  12

 Insurance; Compliance with Insurance Requirements . . . . .  13

 Indemnity . . . . . . . . . . . . . . . . . . . . . . . . .  14

 Casualty and Other Events . . . . . . . . . . . . . . . . .  17

 Nuclear Material to Remain Personal Property  . . . . . . .  18

 Events of Default . . . . . . . . . . . . . . . . . . . . .  18

 Rights of the Lessor Upon Default of the Lessee . . . . . .  19

 Termination After Certain Events  . . . . . . . . . . . . .  21

 Investment Tax Credit . . . . . . . . . . . . . . . . . . .  23

 Certificates; Information; Financial Statements . . . . . .  23

 Obligation of the Lessee to Pay Rent  . . . . . . . . . . .  25

 Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .  25





       AMENDED AND RESTATED NUCLEAR MATERIAL LEASE AGREEMENT


           AMENDED  AND  RESTATED  LEASE  AGREEMENT  (this  "Lease
 Agreement") dated as of the [1st] day of [November], 1995, by and between OYSTER CREEK FUEL CORP., a Delaware corporation (herein called the "Lessor"), and JERSEY CENTRAL POWER & LIGHT COMPANY, a
 New Jersey corporation (herein called the "Lessee").

                              RECITALS

           A.   The  Lessor  and  Lessee  entered into  a  Nuclear
 Material Lease Agreement  dated as of  August 1, 1991  ("Original
 Lease") to provide for the lease of Nuclear Material to the Lessee;

           B.   The  Original Lease  provided  for  the Lessor  to
 enter into  certain loan agreements and  ancillary documents with
 The  Prudential  Insurance   Company  of   America  and   certain
 affiliates  thereof  ("Prudential")  to  provide  financing  from
 Prudential  for the  acquisition  of Nuclear  Material under  the
 Original Lease;

           C. Concurrent with the execution and delivery hereof, such loan arrangements with Prudential are being terminated and Lessor is entering into a new credit agreement and related instruments pursuant to which a bank syndicate for which Union
 Bank of Switzerland, New York Branch will act as agent to provide financing for the acquisition of Nuclear Material being leased hereunder;

           D. Accordingly, the Lessor and the Lessee desire to enter into this Amended and Restated Lease Agreement in order to reflect necessary modifications consistent with establishment of such new credit facility and other modifications thereof in certain other respects, which agreement shall supercede the Original Lease;

           NOW, THEREFORE,  in  consideration of  the  mutual
      covenants contained herein and intending  to be legally
      bound  hereby,   the  parties  covenant  and  agree  as
      follows:

           1.   Definitions.       Except  as  otherwise  provided
 herein, capitalized terms used in this Lease Agreement (including the  Exhibits) shall  have the respective  meanings set  forth in
 Appendix A.

           2.   Notices.       Any   notice,   demand   or   other
 communication  which by any provision of  this Lease Agreement is required  or permitted to be  given shall be  deemed to have been delivered if in  writing and actually delivered by mail, courier, telex or facsimile to the following addresses:



                                -1-





             (i)     If to  the Lessor,  Oyster Creek  Fuel Corp.,
      c/o United States Trust  Company of New York, 114  West 47th
      Street, New York, New York 10036, Attention: Corporate Trust and Agency Division, telecopy number 212-852-1626, or at such other address as the Lessor may have furnished to the Lessee and the Secured Parties in writing; or

            (ii)     If  to the  Lessee,  Jersey  Central Power  &
      Light Company,  300 Madison Avenue,  Morristown, New Jersey,
      07960, Attention: Comptroller, telecopy number 201-455-8582, with  a  copy  to  GPU Service  Corporation,  100  Interpace
      Parkway,  Parsippany,  New  Jersey   07054-1149,  Attention:
      Assistant  Treasurer,  telecopy number  201-263-6397,  or at such  other address  as  the Lessee  may have  furnished the
      Lessor and the Secured Parties in writing; or

           (iii)     except as provided  in the following sentence
      or as otherwise requested in  writing by any Secured  Party, any notice,  demand or communication which  by any provision of this Lease Agreement is required or permitted to be given to  the  Secured  Parties  shall  be  deemed  to  have  been delivered  to  all  the Secured  Parties  if  a single  copy thereof is delivered to [Union Bank of Switzerland, New York
      Branch,  299 Park  Avenue,  New York,  New York  10171-0026,
      Attention:         _________________,    facsimile    number
      ____________;] or at  such other address as  either may have furnished the Lessor and the Lessee in writing.  Any Leasing
      Record  or  invoice  of   a  Manufacturer  or  other  Person
      performing services  covering the Nuclear Material  which is required to be delivered to  the Secured Parties pursuant to
      Section 6(c)(ii) of  this Lease Agreement  and any Rent  Due and  SCV  Confirmation  Schedule  which is  required  to  be delivered to  the Secured Parties pursuant  to Sections 8(g)
      or 9(d) of this Lease Agreement shall be deemed to have been delivered  to  all the  Secured  Parties  if a  single  copy thereof is delivered to Union Bank of  Switzerland, New York
      Branch at the address indicated in this Section 2(iii).

           3.   Title  to Remain  in the Lessor;  Quiet Enjoyment;
 Fuel Management; Location.

                (a) The Lessor and the Lessee hereby acknowledge that this Lease Agreement is a lease and is intended to provide for the obligations of the Lessee to pay installments of Rent as the same become due; that, subject to the provisions of Section
 10(h), the  Lessor has title to  and is the owner  of the Nuclear
 Material; and that the relationship between the Lessor and the Lessee shall always be only that of lessor and lessee.

                (b) The Lessor (including its successors and assigns) agrees and covenants that, so long as the Lessee makes timely payments of Rent and fully performs all other obligations to be performed by the Lessee under this Lease Agreement, the Lessor (including its successors and assigns) shall not hinder or interfere with the Lessee's peaceable and quiet enjoyment of the

                                -2-





 possession and use of the Nuclear Material, for the term or terms herein provided, subject, however, to the terms of this Lease
 Agreement.

                (c)  So long  as no  Lease Event of  Default shall
 have occurred and  be continuing  and the Lessor  shall not  have elected  to exercise any of its remedies under Section 17 hereof, the Lessee shall  have the  right to engage  in Fuel  Management.
 The Lessee  is hereby designated the  agent of the Lessor  in all dealings  with Manufacturers  and  any  regulatory agency  having jurisdiction  over the  ownership  or possession  of the  Nuclear
 Material for so long as the Lessee shall have the right to engage
 in Fuel  Management.   As such  agent of the  Lessor, the  Lessee
 agrees to  make, or cause to  be made, all filings  and to obtain all consents and  permits required  as a result  of the  Lessor's ownership and leasing of the Nuclear Material.

                (d)  The Lessee covenants  to the Lessor  that the
 location  of  Nuclear  Material  will  be  limited  to:  (w)  any
 Manufacturer's facility,  (x) transit between  one Manufacturer's facility and another  Manufacturer's facility or the  site of the
 Generating Facility, (y) the site of  the Generating Facility and
 (z) the  Generating  Facility.    Each assembly  of  the  Nuclear
 Material  will   be  located  during  its   Heat  Production  and
 "cooling-off" stage at the Generating Facility or the site of the
 Generating Facility.

           4.   Agreement for  Lease of  Nuclear Material.    From
 and after the Closing,  the Lessor shall lease to  the Lessee and the Lessee shall lease  from the Lessor such Nuclear  Material as may be from time to time  mutually agreed upon, provided that the total Stipulated  Casualty Value  of all Nuclear  Material leased under  this  Lease Agreement  shall not  exceed  at any  one time
 $100,000,000  in the aggregate or such other amount as the Lessor and the Lessee may  agree to in writing (the  "Maximum Stipulated
 Casualty Value").  The Lessor and the Lessee shall evidence their agreement to lease particular Nuclear Material in accordance with the terms and provisions  of this Lease Agreement by  signing and delivering to  each other,  from time  to time,  Leasing Records, substantially  in the  forms  of  Exhibit  A  or  Exhibit  B,  as
 applicable,  prepared   by  the  Lessee,  covering  such  Nuclear
 Material.  Nothing  contained herein shall be deemed  to prohibit the Lessee from leasing from other lessors or otherwise obtaining other  nuclear  material  for  use in  the  Generating  Facility, subject to the provisions with  respect to intermingling of  fuel assemblies  or  sub-assemblies  with  other  fuel  assemblies  or sub-assemblies contained in Section 6 hereof.

           5.   Orders for Nuclear Material and Services; Assigned
 Agreements.

                (a)  The  Nuclear  Material  Contracts  listed  in
 Exhibit C hereto, relating, among other things, to the purchase of, and services to be performed with respect to, Nuclear
 Material were  entered into by  the Lessee prior  to the  date of

                                -3-





 this  Lease  Agreement, and,  except  as  otherwise indicated  on
 Exhibit  C, the  interests  of  the  Lessee  under  such  Nuclear
 Material  Contracts have  been assigned  to the  Lessor under  an
 Assignment Agreement substantially in the form of Exhibit D.  Any
 further  Nuclear  Material  Contracts  which   the  Lessee  deems
 necessary  or  desirable may  be  negotiated  by  the Lessee  and executed  by the Lessee in  its own name  or, where authorized by the Lessor, as agent for the Lessor.

                (b)  So long  as no  Lease Event of  Default shall
 have occurred and be  continuing, and subject to the  approval of the  Lessor  and to  the  limitation  on the  Maximum  Stipulated
 Casualty  Value of the Nuclear  Material set forth  in Section 4, the interests  of the Lessee  under any further  Nuclear Material
 Contracts  (whether executed  and delivered  before or  after the date of  this  Lease  Agreement) pursuant  to  which  the  Lessee desires the Lessor to purchase  Nuclear Material or have services performed  on any Nuclear Material on behalf of the Lessee may be
 assigned   to   the   Lessor   under  an   Assignment   Agreement
 substantially  in the  form of  Exhibit D,  with such  changes to
 Exhibit 2 to Exhibit D  as the Secured Parties may consent  to in
 writing, which consent shall  not be unreasonably withheld.   The
 Lessee shall use  its best efforts to cause  the other parties to
 such  agreements to consent to  each such assignment.   Upon each
 such  assignment and the obtaining  of such consents with respect to  any Nuclear  Material Contract,  the Lessor,  subject to  the limitation  on  the  Maximum  Stipulated Casualty  Value  of  the
 Nuclear  Material set forth in Section 4, shall make all payments which  are  required  under  such  Assigned  Agreements  for  the purchase of Nuclear Material  or for services to be  performed on the Nuclear Material in accordance with  the procedures set forth in Section 6.

                (c) So long as no Lease Event of Default shall have occurred and be continuing, the Lessor hereby authorizes the Lessee, at the Lessee's own cost and expense, to assert all rights and claims and to bring suits, actions and proceedings, in its own name or in the name of the Lessor, in respect of any Manufacturer's warranties or undertakings, express or implied, relating to any portion of the Nuclear Material and to retain the proceeds of any such suits, actions and proceedings.

           6.   Leasing Records; Payment of Costs of Lessor.

                (a)  Interim Leasing Records.  An  Interim Leasing
 Record shall be prepared by  the Lessee, shall be dated  the date that  the  Lessor first  makes any  payment  with respect  to the
 Acquisition  Cost of any Nuclear  Material and shall  set forth a full description  of such Nuclear Material,  the Acquisition Cost and location thereof, and such other details with respect to such
 Nuclear  Material upon which the  parties may agree.   During the
 period of  preparation and processing or  reprocessing of Nuclear
 Material  subject to  an Interim  Leasing Record,  if the  Lessor shall make any further payment or payments or if the Lessor shall receive any payment or payments representing a credit against the

                                -4-





 Acquisition  Cost previously  paid with  respect to  such Nuclear
 Material, a supplemental Interim Leasing Record dated the date that the Lessor makes each such further payment or the date of receipt of any such credit shall be signed by the Lessor and the Lessee to record the revised Acquisition Cost, after giving effect to any such payments or credits with respect to such Nuclear Material, any change in location and such additional details upon which the parties may agree.

                (b)  Final  Leasing Records.  For Nuclear Material
 previously  covered  by  an  Interim Leasing  Record,  the  Final
 Leasing  Record shall be prepared  by the Lessee,  shall be dated the first  day of the month following the date of installation of such  Nuclear Material  in the  Generating Facility,  unless such date is the first day of a month, in which case the Final Leasing
 Record  shall be  dated  such date.    For Nuclear  Material  not
 previously  covered  by  an  Interim Leasing  Record,  the  Final
 Leasing  Record shall  be dated  the date  that the  Lessor first makes  any payment with respect  to the Acquisition  Cost of such
 Nuclear Material.  A Final Leasing  Record shall set forth a full description  of  such  Nuclear  Material,  the  Acquisition  Cost thereof, the BTU  Charge, the  location, and  such other  details with  respect to such Nuclear Material upon which the parties may agree.

                (c)  Payment of Nuclear Material Costs.

             (i)     [On  the  Closing,   the  Lessor  shall   pay
      Prudential the Stipulated Casualty  Value (as defined in the
      Original Lease) of the Nuclear  Material then subject to the
      Original Lease and related  costs and expenses in connection therewith.]

            (ii)     From time to time after the Closing, invoices
      of  Manufacturers, or of  other Persons performing services, covering Nuclear  Material shall be forwarded  to the Lessor in care of the Lessee at the Lessee's address.  Upon receipt by the Lessee of  an invoice covering Nuclear Material,  the
      Lessee  shall review  such  invoice and,  upon the  Lessee's approval  thereof,  the Lessee  shall  forward  such invoice endorsed with the Lessee's  approval to the Lessor, together with a  Leasing  Record completed  and  signed by  a  Lessee
      Representative covering such Nuclear Material.  The Lessee's invoice  for any cost incurred  by it and  includable in the
      Acquisition Cost of any  Nuclear Material shall be forwarded to  the Lessor and to  the Secured Parties,  together with a
      Leasing   Record   completed   and   signed  by   a   Lessee
      Representative covering such costs.    After receipt of such
      invoice  and   Leasing   Record,  in   form  and   substance
      satisfactory  to  the Lessor,  the  Lessor,  subject to  the limitation  on  Maximum  Stipulated  Casualty  Value  of the
      Nuclear  Material set  forth in  Section 4,  shall  pay such invoice  as  provided therein  or  in  the related  purchase agreement and shall execute the Leasing Record  and return a copy  of such Leasing Record  to the Lessee  and the Secured

                                -5-





      Parties.   The Leasing Record shall be dated as provided for
      in  this Lease Agreement.  In the event that the Acquisition
      Cost of the  Nuclear Material covered by  any Leasing Record has been paid or incurred by the Lessee, the Lessor, subject to the  limitation on  Maximum Stipulated Casualty  Value of the Nuclear Material  set forth in Section 4  shall promptly reimburse the Lessee  for the amount of the Acquisition Cost paid or incurred by the Lessee.

                (iii)     The Lessee shall: (A)  pay all costs and
      expenses of freight,  packing, insurance, handling, storage, shipment and delivery of the  Nuclear Material to the extent that  the  same have  not been  included in  the Acquisition
      Cost,  and (B)  at its  own cost  and expense,  furnish such labor, equipment and other  facilities and supplies, if any, as may be required to install and erect the Nuclear Material to the extent  that the  cost and expense  thereof have  not
      been included  in the  Acquisition Cost.   Such installation
      and erection shall be  in accordance with the specifications and requirements of each Manufacturer.  The Lessor shall not be  liable to  the  Lessee  for  any  failure  or  delay  in obtaining Nuclear Material or making delivery thereof.

                (d) Intermingling of Fuel Assemblies. Subject to the provisions of Section 10(h) hereof, the Nuclear Material shall be owned exclusively by the Lessor and leased to the Lessee under this Lease Agreement. Prior to the fabrication of Nuclear
 Material into a completed fuel assembly or sub-assembly or while such Nuclear Material is being reprocessed, the Lessee will cause or permit such Nuclear Material to be fabricated or assembled only into fuel assemblies or sub-assemblies owned by the Lessor and leased under this Lease Agreement. However, fuel assemblies or sub-assemblies owned by the Lessor and leased to the Lessee hereunder may be intermingled in the Generating Facility with fuel assemblies or sub-assemblies not owned by the Lessor and leased to the Lessee under this Lease Agreement, provided that such assemblies or sub-assemblies owned by the Lessor shall be readily identifiable by serial number or other distinguishing marks.

           7.   No Warranties  or Representation  by Lessor.   THE
 NUCLEAR  MATERIAL IS  LEASED  AS-IS, WHERE-IS,  IN THE  CONDITION
 THEREOF  AND SUBJECT TO THE  RIGHTS OF ANY  PARTIES IN POSSESSION
 THEREOF,  THE STATE OF THE TITLE THERETO, THE RIGHTS OF OWNERSHIP
 THEREIN AND  TO ALL APPLICABLE LAWS,  RULES, REGULATIONS, ORDERS,
 WRITS,  INJUNCTIONS,  DECREES,  CONSENTS, APPROVALS,  EXEMPTIONS,
 AUTHORIZATIONS,  LICENSES  AND WITHHOLDING  OF OBJECTIONS  OF ANY
 GOVERNMENTAL  OR   PUBLIC  BODY   OR  AUTHORITY  AND   ALL  OTHER
 REQUIREMENTS  HAVING THE FORCE OF  LAW APPLICABLE AT  ANY TIME TO
 ANY  OF  THE NUCLEAR  MATERIALS OR  ANY  ACT OR  TRANSACTION WITH
 RESPECT THERETO OR PURSUANT TO THIS LEASE AGREEMENT, IN EACH CASE
 AS IN EXISTENCE WHEN THE SAME FIRST BECOMES SUBJECT TO THIS LEASE
 AGREEMENT, WITHOUT  REPRESENTATIONS OR WARRANTIES OF  ANY KIND BY
 THE LESSOR OR ANY SECURED PARTY OR ANY PERSON ACTING ON BEHALF OF
 THE LESSOR OR  ANY SECURED  PARTY.  THE  LESSEE ACKNOWLEDGES  AND

                                -6-





 AGREES THAT NEITHER  THE LESSOR NOR ANY SECURED  PARTY NOR ANY OF
 THEIR  RESPECTIVE  DIRECTORS,  OFFICERS  AND  EMPLOYEES,  NOR ANY
 COMPANY,  PERSON  OR FIRM  CONTROLLING,  CONTROLLED  BY OR  UNDER
 COMMON CONTROL  WITH ANY OF THEM  NOR ANY OTHER PERSON  ACTING ON
 BEHALF OF  THE LESSOR OR  ANY SECURED PARTY  HAS HAD AT  ANY TIME
 PHYSICAL POSSESSION OF  ANY PORTION OF THE NUCLEAR  MATERIAL, HAS
 MADE ANY INSPECTION THEREOF,  HAS GIVEN ANY ADVICE TO  THE LESSEE
 OR HAS MADE  ANY RECOMMENDATION TO THE LESSEE WITH RESPECT TO THE
 CHOICE  OF  THE  SUPPLIER,  VENDOR OR  PROCESSOR  OF  THE NUCLEAR
 MATERIAL OR WITH RESPECT  TO THE PROCESSING, MILLING, CONVERSION,
 ENRICHMENT,   FABRICATION,    CONTAINERIZATION,   TRANSPORTATION,
 UTILIZATION, STORAGE  OR REPROCESSING  OF THE  SAME.   THE LESSEE
 ALSO  ACKNOWLEDGES  AND AGREES  THAT NEITHER  THE LESSOR  NOR ANY
 SECURED PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS AND
 EMPLOYEES,  NOR   ANY  COMPANY,   PERSON  OR   FIRM  CONTROLLING,
 CONTROLLED  BY  OR UNDER  COMMON CONTROL  WITH  ANY OF  THEM, NOR
 ANYONE ACTING ON  BEHALF OF THE  LESSOR OR ANY SECURED  PARTY HAS
 MADE ANY  WARRANTY OR  OTHER REPRESENTATION, EXPRESS  OR IMPLIED,
 THAT THE NUCLEAR MATERIAL LEASED OR TO BE LEASED UNDER THIS LEASE
 AGREEMENT (a) WILL  NOT RESULT IN INJURY OR DAMAGE  TO PERSONS OR
 PROPERTY,  (b) WILL BE USEABLE  BY THE LESSEE  OR WILL ACCOMPLISH
 THE RESULTS WHICH THE LESSEE INTENDS FOR SUCH NUCLEAR MATERIAL OR
 (c)  IS  SAFE  IN  ANY  MANNER  OR  RESPECT.    THE  LESSEE  ALSO
 ACKNOWLEDGES AND AGREES  THAT NEITHER THE LESSOR NOR  ANY SECURED
 PARTY  NOR  ANY  OF  THEIR  RESPECTIVE  DIRECTORS,  OFFICERS  AND
 EMPLOYEES,  NOR  ANY   COMPANY,  PERSON   OR  FIRM   CONTROLLING,
 CONTROLLED  BY  OR UNDER  COMMON CONTROL  WITH  ANY OF  THEM, AND
 ANYONE ACTING  ON BEHALF  OF  ANY OF  THEM IS  A MANUFACTURER  OR
 ENGAGED  IN THE SALE OR DISTRIBUTION OF NUCLEAR MATERIAL AND THAT
 NONE OF THE  FOREGOING PERSONS HAS MADE  OR DOES HEREBY  MAKE ANY
 REPRESENTATION, WARRANTY  OR COVENANT,  EXPRESS OR  IMPLIED, WITH
 RESPECT TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE,
 CONDITION,  QUALITY,  USEABILITY,   DURABILITY,  SUITABILITY   OR
 CONSEQUENCES  OF USE  OR MISUSE  OF THE  NUCLEAR MATERIAL  IN ANY
 RESPECT OR IN CONNECTION WITH OR  FOR THE PURPOSES OR USES OF THE
 LESSEE,  OR ANY OTHER REPRESENTATION  OR WARRANTY OF  ANY KIND OR
 CHARACTER WHATSOEVER, EXPRESS OR IMPLIED.

           8.   Lease  Term;  Early  Termination;  Termination  of
 Leasing Record.

                (a) The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Nuclear Material for the term provided in this Lease Agreement and subject to the terms and provisions hereof.

                (b) This Lease Agreement shall become effective at 12:01 A.M., Eastern time, on the Closing, and, unless earlier terminated as provided in Sections 8(c), 17 or 18, the term of this Lease Agreement shall end at the close of business on the later of (i) the date on which there is no outstanding principal of, or interest or premium, if any, on any of the Outstandings or
 (ii) the Termination Date but in each case in no event later than November 1, 2015.


                                -7-





                (c)  In  the event  that during  the term  of this
 Lease  Agreement,  the then  effective  Termination  Date is  not extended pursuant  to Section 5.01  of the Credit  Agreement, the
 Lessee shall have the  option, exercisable at any  time beginning
 [___] days  before such Termination  Date upon written  notice to the Lessor and the Secured Parties prior to such Termination Date to purchase all (but  not less than all) of  the Nuclear Material
 [and any spent  fuel related thereto for which title has not been transferred  to the  Lessee] for  a purchase  price equal  to the
 Stipulated Casualty Value of such Nuclear Material at the time of such  purchase plus [(A) any  Additional Rent due  and payable at
 the time of such purchase  or (B) the Termination Rent.]   If the
 Lessee  exercises  such  purchase  option, the  purchase  of  the
 Nuclear Material shall occur  on such date, on  or prior to  such
 Termination Date,  as may be  agreed upon  by the Lessor  and the
 Lessee  and of  which the  Lessee has  given the  Secured Parties prior  written notice.  Upon  receipt of payment  of the purchase price,  the Lessor shall deliver to the Lessee a Lessor's Bill of
 Sale, substantially in  the form of  Exhibit E, transferring  all right, title, interest  and claim  of the Lessor  to the  Nuclear
 Material  [and any spent fuel related thereto for which title has not been transferred to the Lessee] to the Lessee, free and clear of all Liens created by the Collateral Agreements,  together with such  documents, if  any,  as may  be  required to  evidence  the release of  such  Liens,  including,  without  limitation,  UCC-3 termination  statements [(but  only  if the  Secured Parties  are obligated to release such Liens  in accordance with Section  ____
 of the Security Agreement)].  The later of (i) the  date on which there  is no outstanding principal of, or interest or premium, if any, on any of  the Outstandings or (ii) the date  of any sale by the Lessor  of all of  the Nuclear  Material as provided  in this
 Section  8(c) shall  constitute the Termination  Settlement Date, and this Lease Agreement shall terminate as of such date.

                (d)  In  the event  that during  the term  of this
 Lease  Agreement  the  then  effective Termination  Date  is  not extended pursuant to Section 5.01 of the Credit Agreement and the
 Lessee shall not have  exercised its option to purchase  pursuant to Section  8(c), the Lessee shall attempt to sell, or if no sale is  possible,  to  otherwise convey,  on  behalf  of the  Lessor,
 ownership   of  the  Nuclear  Material  to   a  third  party  not
 disqualified  by  any  applicable  statute,  law,  regulation  or agreement from  acquiring such Nuclear Material,  and, upon prior written notice to the Lessor and the Secured Parties of the terms and date of  such sale, the Lessor shall  furnish title papers as may be necessary to effect  such sale or conveyance on  an as-is, where-is, non-installment, cash  sale basis, without recourse  to or warranty or agreement of any kind by the Lessor.  The proceeds of  such sale or conveyance shall be  paid to the Lessor, and any amount  so paid shall constitute  a credit against  the amount of the Stipulated Casualty Value payable by the Lessee under Section
 8(e); provided,  however,  that  any proceeds  of  such  sale  or conveyance  in excess of the  amount payable by  the Lessee under
 Section 8(e) shall be retained by the Lessee.


                                -8-





                (e)  On  the  Termination Date  unless  the Lessee
 shall  have exercised  its purchase  option set forth  in Section
 8(c)  and paid  the  Lessor the  purchase  price of  the  Nuclear
 Material  as provided therein, the Lessee shall pay to the Lessor an amount equal to the  sum of (i) the Stipulated Casualty  Value of all Nuclear Material  leased under this Lease Agreement  as of such  Termination  Date and  of  all  Nuclear  Material  sold  or conveyed pursuant  to Section 8(d)  (less any credit  provided in
 Section  8(d)),  and  (ii)  the  Termination  Rent   as  of  such
 Termination Date.  Upon receipt of such payment, the Lessor shall deliver to  the Lessee or  any designee of the  Lessee a Lessor's
 Bill  of   Sale,  substantially  in   the  form  of   Exhibit  E,
 transferring all right, title,  interest and claim of  the Lessor to  the Nuclear Material [and any spent fuel relating thereto for which title has not been transferred to the Lessee] to the Lessee or the Lessee's designee, free and clear of  all Liens created by the Collateral Agreements, together  with such documents, if any, as  may  be  required to  evidence  the  release  of such  Liens, including,  without limitation, UCC-3 termination statements (but only if the Secured  Parties are obligated to release  such Liens in accordance with Section ____ of the Security Agreement).

                (f) In the event that during the term of this Lease Agreement, the then effective Termination Date is not extended pursuant to Section 5.01 of the Credit Agreement, all obligations of the Lessor and Lessee under this Lease Agreement with respect to the Nuclear Material, including the obligation of the Lessee to pay Basic Rent and the obligation of the Lessor to acquire and pay for the Nuclear Material and to lease the same to the Lessee shall terminate on the date on which the Lessor receives the payment specified in Section 8(c) or Section 8(e).

                (g)  The Lessee shall deliver to the Lessor and to
 the Secured Parties a  Rent Due and SCV Confirmation  Schedule in
 the form  of Exhibit F within thirty (30) days following the date on  which any Nuclear Material  or spent fuel  resulting from the
 Nuclear Material is  removed from the  reactor of the  Generating
 Facility   for   purposes   of   "cooling-off"   preliminary   to
 reprocessing  or permanent  on-site safe storage  and/or off-site disposal.  If the Lessee elects within thirty (30) days following the receipt by the Lessor of  such Rent Due and SCV  Confirmation
 Schedule   to  extend  the   lease  term  for   the  purposes  of
 reprocessing  any such Nuclear Material,  then the Lessor and the
 Lessee shall enter into an Interim Leasing Record with respect to such Nuclear Material in its then condition.  In all other cases, the  Final  Leasing  Record  with  respect  to  any  such Nuclear
 Material or spent fuel resulting from such Nuclear Material shall be  terminated and the Lessee shall immediately pay to the Lessor all  amounts, including  the Stipulated  Casualty Value,  if any, with respect  to such Nuclear  Material or  spent fuel  resulting from such Nuclear Material, and, upon receipt thereof, the Lessor shall deliver  to the Lessee or  to any designee of  the Lessee a
 Lessor's  Bill of Sale, substantially  in the form  of Exhibit E, transferring all right, title, interest  and claim of the  Lessor to  such Nuclear  Material  or  spent  fuel resulting  from  such

                                -9-





 Nuclear Material to the Lessee or the Lessee's designee, free and clear of all Liens created by the Collateral Agreements, together with such documents, if any, as may be required to evidence the release of such Liens[, including, without limitation, UCC-3 termination statements] [(but only if the Secured Parties are obligated to release such Liens in accordance with Section ____ of the Security Agreement).]

           9.   Payment  of Rent;  Payments  with Respect  to  the
 Lessor's Financing Costs.

                (a) Basic Rent. The Lessee shall pay Basic Rent monthly in arrears on the first day of the next succeeding month.
 If such last day of the month or first day of the lease term is not a Business Day, then payment shall be made on the next succeeding Business Day.

                (b)  Additional  Rent.   In addition to  the Basic
 Rent,  the Lessee will also pay from  time to time as provided in this Lease Agreement or  on demand of the Lessor,  all Additional
 Rent on the due date thereof.  In the event of any failure by the
 Lessee to pay any Additional Rent, the Lessor shall  have all the rights, powers  and remedies  as in the  case of  failure to  pay
 Basic Rent.

                (c)  Prepayments of Basic  Rent.   The Lessee  may
 prepay  Basic Rent at  any time.  Such  payment shall be credited against subsequent amounts owed by the Lessee on account of Basic
 Rent.

                (d)  Wire Payment Procedure for Paying Basic Rent.
  All payments of Rent and other payments to be made by the Lessee to  the Lessor pursuant to this  Lease Agreement shall be paid to the  Lessor (or, at the Lessor's request, to the Secured Parties)
 in lawful money of the  United States in Collected Funds  by wire
 transfer pursuant to Section  3.03 of the Credit Agreement.   The
 Lessee shall furnish to  the Lessor and the Secured  Parties each month  during the term  of the Lease  Agreement a  summary of the rental calculations  for  such  month  covering  all  outstanding
 Leasing Records.   On each  Basic Rent Payment  Date, the  Lessee
 shall deliver to  the Lessor and the Secured Parties a signed and
 completed Rent  Due and  SCV Confirmation Schedule.   The  Lessee
 shall be responsible for the accuracy of the matters contained in all  such  schedules delivered  by  the  Lessee pursuant  to  the provisions of this Lease Agreement.

           10.  Compliance  with Laws;  Restricted Use  of Nuclear
 Material; Assignments; Permitted Liens; Spent Fuel.

                (a)  Compliance with Legal Requirements.   Subject
 to  the provisions  of Section  11 hereof,  the Lessee  agrees to comply with all Legal Requirements.

                (b)  Recording   of  Title.     The  Lessee  shall
 promptly and  duly execute,  deliver,  file and  record all  such

                                -10-





 further   counterparts   of   this  Lease   Agreement   or   such
 certificates,   Bills  of   Sale,   financing  and   continuation
 statements and  other instruments as may  be reasonably requested by the Lessor  and take such further actions as  the Lessor shall from  time to  time  reasonably request,  in order  to establish, perfect  and maintain the rights and remedies created or intended to  be created  in favor  of the Lessor  and the  Secured Parties under this Lease Agreement and the Lessor's title to and interest in the Nuclear Material as against  the Lessee or any third party in any applicable jurisdiction.

                (c)  Exclusive Use of  Nuclear Material.  So  long
 as  no Lease Event Default shall have occurred and be continuing, the Lessee may use  the Nuclear Material in the regular course of its business or in the business of any subsidiary or affiliate of the Lessee, and,  subject to  Section 3(d) and  upon thirty  (30)
 days'  prior  notice in  writing to  the  Lessor and  the Secured
 Parties,  or upon such  shorter prior notice  in writing promptly given upon  the Lessee's receipt of notice  from any Manufacturer that the  Nuclear Material is  to be  moved, and at  the Lessee's sole  expense (without  limiting the  Lessee's rights  to request payment by  the Lessor of  such expense as provided  in Section 6 hereof) move  such Nuclear Material to  any jurisdiction approved in writing  by  the Lessor  in  the contiguous  forty-eight  (48)
 states  of the  United  States of  America  and the  District  of
 Columbia for  the purpose  of having  services performed  on such
 Nuclear Material  in  connection with  any stage  of the  Nuclear
 Material Cycle  other than Heat Production and  the "cooling off"
 stage, provided that (i) no such movement of the Nuclear Material shall  materially  reduce the  then  fair  market value  of  such
 Nuclear Material, (ii) such Nuclear Material  shall be and remain the  property of the Lessor, subject to this Lease Agreement, and
 (iii) all Legal Requirements (including,  without limitation, all necessary government  consents, permits and approvals) shall have been met  or obtained  by the  Lessee, on its  own behalf  and on behalf of the Lessor, and  all necessary recordings, filings  and registrations or recordings, filings and registrations which  the
 Lessor shall  reasonably consider advisable shall  have been duly made in order to  protect the validity and effectiveness  of this
 Lease Agreement and the security interest created in the Security
 Agreement.  At  least once each year,  or more frequently  if the
 Lessor reasonably so requests, the Lessee shall advise the Lessor and  the Secured Parties in writing where all Nuclear Material as
 of such  date is located.   The  Lessee shall  maintain and  make
 available to  the Lessor  for examination upon  reasonable notice complete  and adequate records pertaining to receipt, possession, use,  location,  movement,  physical  inventories and  any  other information reasonably  requested by  the Lessor with  respect to the Nuclear Material.

                (d)  Additional  Lessee  Covenants.    The  Lessee
 agrees  to use  every reasonable  precaution to  prevent  loss or
 damage  to the  Nuclear Material.   All  individuals handling  or
 operating Nuclear Material in the possession of  the Lessee shall
 be conclusively  presumed not to  be agents of  the Lessor.   The

                                -11-





 Lessee shall cooperate  fully with the  Lessor and all  insurance companies  and governmental  agencies  providing insurance  under
 Section  12 hereof in the investigation and defense of any claims or  suits  arising  from  the  licensing,  acquisition,  storage,
 containerization,     transportation,     blending,     transfer,
 consumption, leasing, insuring, operating, disposing, fabricating and reprocessing of the Nuclear Material.  To the extent required by any applicable law  or regulation, the Lessee shall  attach to the  Nuclear Material the form  of required notice  to protect or disclose the ownership of the Lessor or that the Nuclear Material
 is  leased.   So long  as no  Lease Event  of Default  shall have
 occurred and be  continuing, the Lessor will  assign or otherwise make  available to  the  Lessee  all  of  its  rights  under  any
 Manufacturer's warranty  on Nuclear  Material.  The  Lessee shall pay  all costs,  expenses, fees  and charges,  except Acquisition
 Costs,  incurred by  the Lessee  in connection  with the  use and operation of the Nuclear Material during the term of the lease of such  Nuclear Material.  The  Lessee hereby assumes  all risks of loss or damage of  Nuclear Material however caused and  shall, at its own  expense, keep  the Nuclear  Material  in good  operating condition and repair, reasonable  wear and tear, obsolescence and exhaustion excepted.

                (e)  Assignment  by Lessor.   Except  as otherwise
 herein provided, the  Lessor may not,  without the prior  written consent  of the  Lessee,  sell, assign,  transfer  or convey  the
 Nuclear  Material  or  any  interest  therein  or  in  the  Lease
 Agreement,  or  grant to  any party  a  security interest  in, or create a lien or encumbrance upon,  all or any part of its right, title and interest  in this  Lease Agreement and  in any  Nuclear
 Material.  After receipt by the Lessee of written notice from the
 Lessor of any  assignment by the  Lessor of  Rents or other  sums payable  by the  Lessee under  this  Lease Agreement,  the Lessee
 shall   make  such  payments  as   directed  in  such  notice  of
 assignment, and such payments  shall discharge the obligations of the Lessee hereunder to  the extent of such payments.  The Lessee hereby  consents to  the security interest  and other  rights and interests  granted  to the  Secured  Parties  under the  Security
 Agreement, dated as of the date first above written.

                (f)  Liens; Permitted  Liens.  The Lessee will not
 directly  or  indirectly create  or permit  to  be created  or to remain  and will discharge any  Lien with respect  to the Nuclear
 Material or any  portion thereof, or upon  the Lessee's leasehold interest therein, or upon the Basic Rent, Additional Rent, or any
 other  sum  payable  under   this  Lease  Agreement,  other  than
 Permitted  Liens [and  other  Liens resulting  from  acts of  the
 Lessor  or securing obligations of the Lessor which the Lessee is not obligated to pay or  discharge under the terms of this  Lease
 Agreement.]

                (g)  Assignment  by  Lessee.   Notwithstanding any
 provision of  this Lease  Agreement to  the contrary,  subject to applicable laws and regulations and so long  as no Lease Event of
 Default  shall have  occurred and be  continuing, the  Lessee may

                                -12-





 sublease the Nuclear Material provided that (i) the Lessee has given prior written notice of such sublease to the Lessor, (ii) such sublease is not inconsistent with, and is expressly subject to, this Lease Agreement and (iii) such sublease does not in any way limit or affect the Lessee's duties and obligations under this Lease Agreement.

                (h)  Transfer  of  Title  to Manufacturers.    The
 parties recognize that, during the processing and reprocessing of
 Nuclear  Material  before  and   after  its  utilization  in  the
 Generating Facility for the production of power, the Manufacturer performing  services on  the  Nuclear Material  may require  that title thereto be transferred to such Manufacturer and/or that the
 Nuclear Material be commingled  with other nuclear material, with an  obligation  for  the  Manufacturer, upon  completion  of  the services,  to reconvey  a specified  amount of  nuclear material.
 The  standard enrichment  contracts of  the Department  of Energy contain such provisions.  Therefore,  the parties agree that  (i)
 Nuclear Material may become subject to such a contract  provision and  that  the action  contemplated by  such  a provision  may be taken, notwithstanding  any provision of this  Lease Agreement to the contrary, (ii)  as between  the Lessor and  the Lessee,  such
 Nuclear  Material shall  be  deemed to  remain leased  under this
 Lease Agreement while  title thereto is in the  Manufacturer, and
 (iii)  the nuclear  material exchanged  by the  Manufacturer upon completion of  its services  shall be automatically  leased under this  Lease Agreement  in substitution  for the  Nuclear Material originally delivered to the Manufacturer.

                (i)  Substitution of Nuclear Material.  The Lessee
 shall be permitted to exchange Nuclear Material for other Nuclear
 Material  of equal or greater fair market value provided that the
 Lessor receives  title to such substituted  Nuclear Material free and clear of any Lien other than such Liens as may be created  by
 the Security  Agreement or  permitted under  Section 10(h).   Any
 additional  costs incurred in  order to  effect such  an exchange shall be paid by the Lessor in accordance with the procedures set forth in Section 6(c) and shall be added  to the Acquisition Cost of the Nuclear Material.  A supplemental Leasing Record dated the date that the Lessor  makes such further payment shall  be signed by  the Lessor and the  Lessee to record  the revised Acquisition
 Cost  and shall  include a  full  description of  the substituted
 Nuclear  Material,  notice of  any  change in  location  and such additional details upon which the parties may agree.

                (j)  Spent Fuel.    Without  the  consent  of  the
 Lessor, the Lessee shall  not permit any Nuclear Material,  which shall  have  been removed  from  a  Generating Facility  for  the purpose of  "cooling-off," storage, repair or  reprocessing to be removed from the site  of the Generating Facility unless  (i) the new site  of  such Nuclear  Material  is a  facility  maintaining
 liability   insurance  and  indemnification  fully  insuring  and
 indemnifying the Lessor, the Lessee and the Secured Parties under the  Atomic  Energy Act  and any  other  applicable law,  rule or regulation,  and  (ii)  except  if  the  lease  term  is extended

                                -13-





 pursuant to the second sentence of Section 8(g), the lease of such Nuclear Material shall, concurrently with its removal from the Generating Facility, be terminated by the Lessee pursuant to the provisions of Section 8 or 18 hereof, as applicable, with the Lessee acquiring the ownership thereof pursuant to Section 8(e), 8(g) or Section 18(c), as applicable.

           11.  Permitted  Contests.   The Lessee  at its  expense
 may, in  its own name or, if necessary and permitted, in the name of the Lessor (and, if necessary but not so permitted, the Lessee may  require the  Lessor to)  contest after  prior notice  to the
 Lessor,  by  appropriate  legal  or   administrative  proceedings
 conducted  in  good faith  and  with due  diligence,  the amount, validity or application, in  whole or in part, of  any Imposition
 or  Lien  therefor,  or   any  Legal  Requirements  or  Insurance
 Requirements,  or  any   matter  underlying  Lessee's   indemnity
 obligations  under  Section  13  hereof, or  any  other  Lien  or contract  or  agreement  referred  to in  Section  10(f)  hereof;
 provided that  (i) in  the case of  an unpaid Imposition  or Lien therefor, such  proceedings shall suspend the  collection of such
 Imposition or  the enforcement of  such Lien against  the Lessor,
 (ii)  neither the  Lessee's use  of the  Nuclear Material  or any portion  thereof nor the taking  of any step  necessary or proper with respect to such Nuclear Material in any stage of the Nuclear
 Material Cycle nor the  performance of any other act  required to be  performed by the Lessee  under this Lease  Agreement would be enjoined,  prevented or  otherwise  interfered  with,  (iii)  the
 Lessor  would not  be subject to  any additional  civil liability
 (other  than  interest which  the Lessee  agrees  to pay)  or any criminal liability for failure  to pay any such Imposition  or to comply with any such Legal Requirements or Insurance Requirements or  any  such other  Lien, contract  or  agreement, and  (iv) the
 Lessee  shall have set aside  on its books  adequate reserves (in accordance  with  generally accepted  accounting  principles) and shall have furnished such security, if any, as may be required in
 the proceedings  or  reasonably requested  by  the Lessor.    The
 Lessee will pay,  and save  the Lessor, the  Owner Trustee,  U.S.
 Trust  and  the Secured  Parties  harmless  against, all  losses, judgments, decrees  and  costs,  including  attorneys'  fees  and expenses, in connection with any such  contest and will, promptly after the  determination of such  contest, pay and  discharge the amounts  which shall be levied, assessed or imposed or determined to  be payable,  together  with all  penalties, fines,  interest, costs and expenses incurred in connection with such contest.  All rights and indemnification obligations  under this Section 11 and each other indemnification obligation in favor of the Lessor, the
 Owner Trustee,  U.S. Trust  and the  Secured  Parties under  this
 Lease  Agreement  shall survive  any  termination  of this  Lease
 Agreement or of the lease of any Nuclear Material hereunder.

           12.  Insurance; Compliance with Insurance Requirements.
  The Lessee shall comply with all Insurance Requirements and with all Legal Requirements pertaining to insurance. Without limiting the foregoing:


                                -14-





                (a)  Liability and Casualty Insurance.  The Lessee
 shall,  at its  own cost  and expense,  procure and  maintain, or cause  to be  procured  and maintained,  liability insurance  and indemnification with respect to the Nuclear Material insuring and indemnifying  the  Lessor, the  Owner  Trustee,  U.S. Trust,  the
 Lessee,  and the Secured Parties  to the full  extent required or available, whichever may  be greater, under the Atomic Energy Act
 or under any  other applicable law, rule  or regulation.   In the
 event the provisions  of the  Atomic Energy Act  with respect  to liability insurance and the  indemnification of owners, licensees and  operators of Nuclear Material or any other provisions of the
 Atomic Energy  Act which benefit  the Lessor, the  Owner Trustee,
 U.S. Trust or the  Secured Parties shall change, then  the Lessee shall use  its best efforts  to obtain  equivalent insurance  and indemnification agreements from the Nuclear Regulatory Commission or  from such other public and/or private sources from which such
 coverage is available.   The Lessee  shall also, at its  own cost
 and  expense, procure and maintain,  or cause to  be procured and maintained, physical damage insurance with respect to the Nuclear
 Material insuring the Lessor,  the Owner Trustee, U.S. Trust  and the  Secured  Parties  against  loss or  damage  to  the  Nuclear
 Material  in a  manner  which is  consistent  at all  times  with current prudent  utility industry practice in  the United States;
 provided,  however, that the  Lessee shall in  any event maintain physical damage  insurance coverage for its  Oyster Creek nuclear generating station  site, including  the Nuclear Material,  in an amount  not less than $1.11 billion.  Such liability and physical damage insurance and indemnification agreements may be subject to
 deductible  amounts   which  do  not  exceed   in  the  aggregate
 $5,000,000, and the  Lessee may self-insure with  respect to such liability  and  physical  damage  insurance  and  indemnification agreements  to  the  extent  of $5,000,000,  provided  that  such deductible amounts and  such self-insurance  are permitted  under all applicable law, rules and regulations.

                (b)  Third Parties; Insurance  Requirements.   The
 Lessee shall use  its best  efforts to provide  that the  Nuclear
 Material, while  in the possession  of third parties,  is covered for liability insurance and indemnification to the maximum extent available, and for  physical damage  insurance in  an amount  not less than the Stipulated Casualty Value of such Nuclear Material.
 To  the  extent that  any such  third  party is  maintaining such insurance  coverage for  the Nuclear  Material, the  Lessee shall have no obligation to do so under this Lease Agreement.

                (c)  Named  Insureds; Loss  Payees.    The  Lessee
 shall provide for the  Lessor, the Owner Trustee, U.S.  Trust and the  Collateral  Agent  to  be named  additional  insureds  where possible, and,  with respect  to physical damage  coverage, named loss  payees to  the  full  extent  of  their  interests  in  all insurance policies and indemnification agreements relating to the
 Nuclear Material required  under this Section.  All such policies and,  where possible,  indemnification agreements,  shall provide for at least ten  (10) days' prior written notice to  the Lessor,


                                -15-





 the Owner Trustee, U.S. Trust and the Collateral Agent of any cancellation or material alteration of such policies.

                (d)  Insurance  Certificates.   The  Lessee shall,
 upon request of the Lessor, the Owner Trustee,  U.S. Trust or the
 Collateral  Agent, provide  the Lessor,  the Owner  Trustee, U.S.
 Trust or the Collateral Agent, as the case may be, with copies of
 the  policies  or  insurance   certificates  in  respect  of  the
 insurance procured pursuant to the provisions of this Section and shall  advise the Lessor, the  Owner Trustee, U.S.  Trust and the
 Collateral Agent  of all expirations and renewals of policies and all notices issued by the insurers with respect to such policies.
 Within  a  six-month  period from  the  execution  of this  Lease
 Agreement and  at yearly  intervals thereafter, the  Lessee shall furnish  to the  Lessor, the  Owner Trustee,  U.S. Trust  and the
 Collateral  Agent  a certificate  as  to  the insurance  coverage provided pursuant to  this Section and shall  further give notice as to any material  change in the nature or  availability of such
 coverage,  including  any  material  change   whatsoever  in  the
 provisions  of the Atomic Energy Act or any other applicable law, rule  or  regulation  with  respect to  liability  insurance  and indemnification, or, immediately after  the Lessee becomes aware, or should reasonably be expected to become aware, of any material change in the application, interpretation or enforcement thereof.
 The Lessor, the Owner Trustee, U.S. Trust or the Collateral Agent
 shall  be under  no duty  to examine  such insurance  policies or indemnification  agreements or to  advise the Lessee  in case the
 Lessee is not in compliance with any Insurance Requirements.

           13.  Indemnity.      Without  limitation  of  any other
 provision  of this  Lease  Agreement, including  Section 11,  the
 Lessee  agrees to indemnify and hold harmless each of the Lessor, the Owner Trustee,  U.S. Trust  and the Secured  Parties and  all
 companies, persons or firms  controlling, controlled by, or under common control with any of  them and the respective shareholders, directors, officers  and employees  of the foregoing  against any and all claims,  demands and liabilities  of whatever nature  and all  costs, losses,  damages, obligations,  penalties, causes  of action, judgments  and expenses  (including  attorneys' fees  and expenses)  directly  or  indirectly relating  to  or  in any  way arising out of:

                (a) defects in title to Nuclear Material upon acquisition by the Lessor or in ownership of and interest in the Nuclear Material (the term "Nuclear Material" when used in this Section 13 shall include, in addition to all other Nuclear
 Material, nuclear material the lease of which has been terminated and which is in storage, or is being transported to storage, and which has not been sold or disposed of by the Lessor to the Lessee or to a third party);

                (b)  the    ownership,    licensing,     ordering,
 rejection,    use,    nonuse,   misuse,    possession,   control,
 installation,     acquisition,     storage,     containerization,
 transportation,   blending,   transfer,   consumption,   leasing,

                                -16-





 insuring,   operating,   disposing,   fabricating,   channelling,
 refining,  milling,  enriching, conversion,  cooling, processing, condition, operation, inspection, repair  and reprocessing of the
 Nuclear  Material,  or  resulting   from  the  condition  of  the
 environment  including  the  adjoining  and/or  underlying  land, water, buildings, streets or ways, except to the extent that such costs are  included  in  the Acquisition  Cost  of  such  Nuclear
 Material  within the limits specified in Section 4 (or within any change of  such limits agreed to in writing by the Lessor and the
 Lessee) and except for any general administrative expenses of the
 Secured Parties and of their representatives;

                (c) the assertion of any claim or demand based upon any infringement or alleged infringement of any patent or other right, by or in respect of any Nuclear Material; provided, however, that the Lessor shall have made available to the Lessee all of the Lessor's rights under any similar indemnification from the Manufacturer of such Nuclear Material under any Nuclear
 Material Contract;

                (d)  all   federal,   state,  county,   municipal,
 foreign or other fees and taxes of whatever nature including, but not limited  to, license, qualification,  franchise, sales,  use, business,  gross  receipts,  ad valorem,  property,  excise,  and occupation  fees and  taxes and  penalties and  interest thereon, whether  assessed, levied against or payable by the Lessor or any
 Secured  Party or to  which the  Lessor or  any Secured  Party is subject with respect to  the Nuclear Material or the  Lessor's or any Secured  Party's ownership thereof or interest therein or the
 licensing,   ordering,   ownership,  use,   possession,  control,
 acquisition, storage, containerization, transportation, blending, milling,  enriching,  transfer,  consumption, leasing,  insuring,
 operating,   disposing,   fabricating,   channelling,   refining,
 conversion,  cooling and  reprocessing  of  Nuclear  Material  or measured in  any way by the  value thereof or by  the business of investment in, financing  of or  ownership by the  Lessor or  any
 Secured Party  with respect thereto; provided,  however, that the
 Lessee  shall not be obligated to indemnify any Secured Party for any  taxes, whether federal, state or local, based on or measured by  net income  of  any Secured  Party  where taxable  income  is computed in  substantially the same  manner as taxable  income is computed under the Code;

                (e) any injury to or disease, sickness or death of persons or loss of or damage to property occurring through or resulting from any Nuclear Incident involving or connected in any way with the Nuclear Material or any portion thereof;

                (f) any violation, or alleged violation, of this Lease Agreement by the Lessee or of any contracts or agreements to which the Lessee is a party or by which it is bound or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection, of any governmental or public body or authority and all other requirements having the force of law

                                -17-





 applicable at any time to the Nuclear Material or any action or transaction by the Lessee with respect thereto or pursuant to this Lease Agreement;

                (g) performance of any labor or service or the furnishing of any materials in respect of the Nuclear Material or any portion thereof, except to the extent that such costs are included in the Acquisition Cost of such Nuclear Material within the limits specified in Section 4 (or within any change of such limits agreed to in writing by the Lessor and the Lessee); or

                (h) liabilities based upon a theory of strict liability in tort, negligence or willful acts to the extent that such liabilities relate to the Nuclear Material or any action or transaction with respect thereto or pursuant to this Lease
 Agreement.

 The  Lessee shall, upon  demand, reimburse the  Lessor, the Owner
 Trustee, U.S.   Trust, the Secured  Parties or other  indemnified
 parties, as  the case may be,  for any sum or  sums expended with respect  to any  of the  foregoing or  advance such  amount, upon
 request  by the  Lessor,  the Owner  Trustee,  U.S.   Trust,  the
 Secured  Parties or such other  party for payment  thereof.  With
 respect   solely  to  the  Lessor,  the  amount  of  any  payment
 obligation  of  the   Lessee  under  this  Section  13  shall  be
 determined on a net, after-tax basis, taking into account any tax benefit to the Lessor.  Notwithstanding the foregoing, the Lessee shall  not indemnify  or  hold  harmless  the Lessor,  the  Owner
 Trustee, U.S.   Trust, the  Secured Parties or  other indemnified
 parties  for  (i)  any  claims, demands,  liabilities,  costs  or expenses which arise,  result from  or relate  to obligations  of such  party  as  an  insurer  under  contracts  or agreements  of insurance or reinsurance  or (ii) any liability arising  from the willful  misconduct or gross negligence  of the Lessor, the Owner
 Trustee, U.S.   Trust, the  Secured Parties or  other indemnified
 parties;  provided, however, that  the Lessee shall  in any event indemnify and  hold harmless the Lessor, the  Owner Trustee, U.S.
 Trust, the Secured Parties and other indemnified parties for that part of any such  liability to which the Lessee  has contributed.
 Without limiting any of the foregoing  provisions of this Section
 13, to the extent that the Lessee in fact indemnifies the Lessor, the Owner Trustee, U.S.  Trust, the Secured Parties or such other party  under  this  indemnity  provision,  the  Lessee  shall  be subrogated to the rights  of the Lessor, the Owner  Trustee, U.S.
 Trust, the Secured Parties  and such other party in  the affected transaction and shall have a right to determine the settlement of claims with respect to  such transaction, provided that any  such
 rights  to  which  the  Lessee   shall  be  subrogated  shall  be
 subordinate  and subject in right of payment to the prior payment in full of all liabilities to the Lessor, the Owner Trustee, U.S.
 Trust,  the Secured Parties  or other indemnified  parties of the
 person  or entity  in respect  of which  such rights exist.   The
 Lessor shall claim, on a timely basis, any refund to which it may be  entitled  with respect  to any  fees or  taxes for  which the
 Lessor has  sought indemnification from the  Lessee under Section

                                -18-





 13(d),  shall take  all steps  necessary to  prosecute diligently such claim  and shall pay over to the Lessee any refund (together with any interest received thereon)  recovered by the Lessor with respect  to such fees or  taxes as soon  as practicable following receipt thereof,  provided that the Lessee  shall have previously indemnified the  Lessor with respect to such  fees or taxes.  The
 Owner  Trustee, U.S.    Trust and  the  Secured Parties,  at  the
 expense of the  Lessee, (i)  shall cooperate with  the Lessee  in such  manner as the Lessee  shall reasonably request  in order to claim, on a timely basis, any refund  to which the Owner Trustee,
 U.S.   Trust or the Secured  Parties may be entitled with respect to  any fees or  taxes for which  the Lessee has  indemnified the
 Owner Trustee, U.S.  Trust or any Secured Party or  for which the
 Lessee has  an obligation to  indemnify the  Owner Trustee,  U.S.
 Trust or the  Secured Parties under Section 13(d)  (provided that the  Lessee is  not  in  default  of  such  obligation)  if  such cooperation  is necessary  in order  to claim  such refund,  (ii)
 shall  take all steps  which the Lessee  shall reasonably request which  are necessary to prosecute such claim, and (iii) shall pay over  to the  Lessee  any  refund  (together  with  any  interest received  thereon) recovered by the Owner Trustee, U.S.  Trust or any  Secured Party with respect to such  fees or taxes as soon as practicable following  receipt thereof, provided  that the Lessee shall  have previously indemnified the Owner Trustee, U.S.  Trust or such  Secured Party with respect  to such fees or  taxes.  All rights and indemnification obligations under this Section 13, and each other indemnification obligation in favor of the Lessor, the
 Owner Trustee, U.S.   Trust  and the Secured  Parties under  this
 Agreement, shall survive any  termination of this Lease Agreement or of the lease of any Nuclear Material hereunder.

           14.  Casualty and  Other Events.    Upon the occurrence
 of any one or more of the following events:

                (a) the loss, destruction or damage beyond repair of any Nuclear Material, or

                (b) the commandeering, condemnation, attachment or loss of use to the Lessee of any Nuclear Material by reason of the act of any third party or governmental instrumentality or the deprivation or loss of use to the Lessee of any Nuclear Material for any other reason, other than by reason of a Lease Event of Default, for a period exceeding ninety (90) days; or

                (c) a determination by the Lessee in its sole discretion that any Nuclear Material is no longer useful to the Lessee, provided, however, that (i) no Lease Event of Default has occurred and is continuing, and (ii) no such determination may be made by the Lessee with respect to any Nuclear Material prior to [November 1, 1998];

           Then, in any such case, the Lessee promptly shall give written notice to the Lessor and the Secured Parties of any such event, and upon the earlier of (i) ten (10) days following receipt of any insurance or other proceeds paid with respect to

                                -19-





 the foregoing or (ii) one hundred and twenty (120) days after the occurrence of  any such event, the Lessee shall pay to the Lessor an amount equal  to the  then Stipulated Casualty  Value of  such
 Nuclear  Material, together  with any  Basic Rent  and Additional
 Rent then due with respect  to such Nuclear Material.  The  lease of  such Nuclear  Material hereunder  and  the obligation  of the
 Lessee to pay Basic Rent and Additional Rent with respect to such
 Nuclear Material shall continue until the day on which the Lessor receives payment  of such  Stipulated Casualty Value,  Basic Rent
 and Additional Rent.   Upon the giving  of written notice of  the
 occurrence  of such an event,  the Lessee shall  promptly use its best efforts to sell,  or, if no  sale is possible, to  otherwise convey,  on  behalf  of the  Lessor,  ownership  of such  Nuclear
 Material  to a  third  party not  disqualified by  any applicable statute, law, regulation or agreement from acquiring such Nuclear
 Material, and the  Lessor shall  furnish title papers  as may  be necessary  to  effect  such  sale  or  conveyance  on  an  as-is, where-is, non-installment, cash sale basis without recourse to or
 warranty or agreement  of any kind by the Lessor.   Any such sale
 or conveyance shall be effected on or before the date one hundred and twenty (120)  days after the date  of the occurrence of  such event.  The proceeds of such sale or conveyance shall  be paid to the  Lessor, and  any amount  so paid  shall constitute  a credit against  the amount of  the Stipulated Casualty  Value payable by the Lessee under this Section 14.

           15.  Nuclear Material to Remain Personal Property.   It
 is  expressly understood  and  agreed that  the Nuclear  Material shall be and remain  personal property notwithstanding the manner
 in   which  it  may  be   attached  or  affixed   to  realty  and
 notwithstanding any law or custom or the provisions of any lease, mortgage  or other instrument applicable to any such realty.  The
 Lessee agrees  to indemnify  the Lessor and  the Secured  Parties against,  and to hold the Lessor and the Secured Parties harmless from,  all  losses,  costs  and  expenses  (including  reasonable attorneys' fees and expenses) resulting  from any of the  Nuclear
 Material becoming part  of any realty.   Upon  termination of the
 lease   of  any   Nuclear   Material,  any   costs  of   removal,
 transportation, storage  and delivery  of  such Nuclear  Material
 shall be paid by the Lessee.   The Lessor and the Secured Parties
 shall not be  liable for any physical damage caused to any realty or any building by reason of  the removal of the Nuclear Material therefrom.

           16.  Events  of Default.    (a)  Each  of the following
 events of default by  the Lessee shall constitute a  "Lease Event of Default" and give rise to the rights on the part of the Lessor described in Section 17 hereof:

                  (i) Default in the payment of Basic Rent or Additional Rent, if any, on the date on which such payment is due and the continuance of such default for five (5) days;



                                -20-





                 (ii)     Default  in  the payment  of Termination
      Rent;

                (iii)     The  Lessee  shall   fail  to   maintain
      liability and casualty insurance pursuant to its obligations under Section 12(a) of this Lease Agreement;

                 (iv) The Lessee shall fail to perform its obligations to purchase Nuclear Material pursuant to Section
      8(e) of this Lease Agreement;

                  (v)     Any   representation   or  warranty   or
      statement made by the Lessee (or any of its officers) herein or in connection with this Lease Agreement shall prove to be incorrect or misleading in any material respect when made;

                 (vi) Default in the payment or performance of any other material liability or obligation or covenant of the Lessee to the Lessor, and the continuance of such default for thirty (30) days after written notice to the Lessee sent by registered or certified mail;

                (vii)     The Lessee suspends or  discontinues its
      business  operations  or  becomes  insolvent  (however  such
      insolvency   may  be  evidenced)  or  admits  insolvency  or
      bankruptcy or its inability to pay its debts as they mature, makes an assignment for the benefit of  creditors or applies for  or consents to the appointment of a trustee or receiver for the Lessee or for the major part of its property;

               (viii)     The    institution    of     bankruptcy,
      reorganization,   liquidation   or  receivership proceedings
      for relief under any  bankruptcy law or similar law  for the
      relief  of  debtors   by  or  against  the  Lessee  and,  if
      instituted against  the Lessee,  its consent thereto  or the pendency of such proceedings for sixty (60) days;

                 (ix) An event of default (the effect of which is to permit the holder or holders of any instrument, or the trustee or agent on behalf of such holder or holders, to cause the indebtedness evidenced by such instrument to become due prior to its stated maturity) shall occur under the provisions of any instrument evidencing indebtedness for borrowed money of the Lessee in a principal amount equal to at least $20,000,000 or if any obligation of the Lessee for the payment of such indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due and is not paid within the applicable cure period, if any, provided for the payment of such indebtedness under such instrument;

                  (x) An event of default shall occur under the provisions of any Basic Document and such default shall have continued beyond any applicable cure period.


                                -21-





                 (xi) A final judgment in an amount in excess of $20,000,000 is rendered against the Lessee, and within thirty (30) days after the entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within thirty (30) days after the expiration of any such stay, such judgment is not discharged; or

                (xii) Other than pursuant to a condemnation proceeding, any court, governmental officer or agency shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of the Lessee.


           17.  Rights  of the Lessor Upon Default of the Lessee.
 Upon the occurrence of any Lease Event of Default, the Lessor may, in its discretion, and shall, at the direction of the Secured Parties, do one or more of the following:

                (a) Terminate the lease term of any or all Nuclear Material upon five (5) days written notice to the Lessee sent by registered or certified mail;

                (b)  Whether  or  not  any lease  of  any  Nuclear
 Material is terminated, and, subject to any applicable law or regulation, take immediate possession of any or all Nuclear
 Material or cause such Nuclear Material to be taken from the possession of the Lessee, and/or take immediate possession of and remove other property of the Lessor in the possession of the Lessee, wherever situated and for such purpose enter upon any premises without liability for so doing or require the Lessee, at the Lessee's expense, to deliver the Nuclear Material, properly containerized and insulated for shipping to the Lessor or to such other person as the Lessor may designate, in which case the risk of loss shall be upon the Lessee until such delivery is made;

                (c) Whether or not any action has been taken under (a) or (b) above, and subject to any applicable law or regulation, sell any Nuclear Material (with or without the concurrence and whether or not at the request of the Lessee) at public or private sale, and the Lessee shall be liable for and shall promptly pay to the Lessor all unpaid Rent to the date of receipt by the Lessor of the proceeds of such sale plus any deficiency between the net proceeds of such sale and the Stipulated Casualty Value of such Nuclear Material at the time of such payment by the Lessee; provided, however, that any proceeds of such sale in excess of the sum of such unpaid Rent, the Stipulated Casualty Value of such Nuclear Material and all other amounts payable by the Lessee under this Section 17 shall be received for the benefit of, and shall be paid over to the Lessee, as soon as practicable after receipt thereof;

                (d) Subject to any applicable law or regulation, sell in a commercially reasonable manner, dispose of, hold, use, operate, remove, lease or keep idle any Nuclear Material as the

                                -22-





 Lessor  in  its  sole   discretion  may  determine,  without  any
 obligation to account to  the Lessee with respect to  such action or  inaction or  for any  proceeds thereof,  except that  the net proceeds  of  any such  selling,  disposing  of, holding,  using, operating  or leasing shall be credited by the Lessor against any
 Rent accruing  after the  Lessor shall have  declared this  Lease
 Agreement  as to  any or  all of  the Nuclear  Material to  be in
 default pursuant to this Section; provided, however, that any net proceeds  of  any such  selling,  disposing  of, holding,  using, operating or leasing  in excess of  the sum  of any such  accrued
 Rent  and  all other  amounts payable  by  the Lessee  under this
 Section  17 shall be  received for the  benefit of, and  shall be paid over to  the Lessee,  as soon as  practicable after  receipt thereof;

                (e)  Terminate this  Lease Agreement as  to any or
 all of the Nuclear Material or exercise any other right or remedy which  may  be  available  under  applicable  law or  proceed  by appropriate  court action  to  enforce  the  terms hereof  or  to
 recover damages for  the breach hereof.   If  the Lessee fails to
 deliver, promptly  after  written request,  the Nuclear  Material pursuant  to  (b), above,  subject to  reasonable wear  and tear, obsolescence  and exhaustion,  in  good operating  condition  and repair,  or converts or destroys any Nuclear Material, the Lessee shall  be liable to the Lessor for  all Rent then due and payable on the Nuclear Material,  all other amounts then due  and payable under this Lease Agreement, the then Stipulated Casualty Value of
 such  Nuclear  Material,  plus   any  loss,  damage  and  expense
 (including  without  limitation  reasonable attorneys'  fees  and expenses) sustained by the  Lessor by reason of such  Lease Event of Default and the exercise of the Lessor's remedies with respect thereto, including any costs  incurred under the Credit Agreement and the Security  Agreement, and  any other amounts  owed to  the
 Secured  Parties with  respect  to  the  Notes.    If,  upon  the
 occurrence  of a  Lease  Event of  Default,  the Lessee  delivers
 Nuclear Material to  the Lessor  or to such  other person as  the
 Lessor may  designate, or  if  the Lessor  repossesses or  causes
 Nuclear Material  to be  repossessed on  its  behalf, the  Lessee shall be liable  for and the  Lessor may recover from  the Lessee all  Rent on the Nuclear Material due  and payable to the date of such delivery or repossession, all other amounts due  and payable under this  Lease Agreement,  plus any loss,  damage and  expense
 (including  without limitation  reasonable  attorneys'  fees  and expenses) sustained by the  Lessor by reason of such  Lease Event of Default and the exercise of the Lessor's remedies with respect thereto.  No remedy referred to in this Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other  remedy referred  to above  or otherwise  available to  the
 Lessor at law or in equity and  the exercise in whole or in  part by  the Lessor  of any  one or  more of  such remedies  shall not preclude  the simultaneous or later exercise by the Lessor of any or all such other remedies.  No waiver by the Lessor of any Lease
 Event of Default shall  in any way be,  or be construed to be,  a waiver of any future or subsequent Lease Event of Default.


                                -23-





           18.  Termination After Certain Events.

                (a)  This   Lease   Agreement  may   terminate  as
 provided  in Section 18(a) below  prior to the  expiration of its term  in  connection  with  any  of  the  following  "Terminating
 Events":

                  (i) The Lessor shall have given notice that the Lessor is not satisfied with any change in the insurers, coverage, amount or terms of any insurance policy or indemnity agreement required to be obtained and maintained by the Lessee pursuant to Section 12;

                 (ii)     There  shall  occur  the  revocation  or
      material adverse modification of any authorization, consent,
      exemption   or  approval   theretofore  obtained   from  any
      regulatory body or governmental  authority necessary for the carrying  out  of  the  intent and  purposes  of  this Lease
      Agreement   or  the  actions  or  transactions  contemplated
      hereby,  and the  effectiveness  of any  such revocation  or material  adverse modification shall  not be  stayed pending any appeal thereof;

                (iii)     A   Nuclear    Incident   involving   or
      connected in any  way with the  Nuclear Material shall  have occurred,  and the  Lessor shall  have given  notice to  the
      Lessee that  the Lessor  believes such Nuclear  Incident may
      give  rise   to  an  aggregate  liability,   or  to  damage,
      destruction or personal injury in excess of $20,000,000;

                 (iv)     There  shall have occurred a Deemed Loss
      Event;

                  (v) Any change in, or new interpretation by a governmental authority having jurisdiction relating to, the Price-Anderson Act, as amended, or the Atomic Energy
      Act, or the regulations of the Nuclear Regulatory Commission thereunder, in each case as in effect on the date of this Lease Agreement, shall have been adopted, and the Lessor shall have given notice to the Lessee that, in the opinion of independent counsel selected by the Lessor and reasonably satisfactory to the Lessee and the Secured Parties as a result of such change or new interpretation the Lessor is prohibited from asserting any material right, protection or defense available under applicable law as of the date of this Lease Agreement with respect to civil or criminal actions brought in connection with a Nuclear Incident;

                 (vi)     Any law or regulation  or interpretation
      (judicial, regulatory or otherwise) of any law or regulation shall be adopted or enforced by any Court or governmental authority, and as a result of such adoption or enforcement, approval of the transactions contemplated by this Lease
      Agreement shall be required and shall not have been obtained within any applicable grace period after such adoption or

                                -24-





      enforcement or as a result of which adoption or enforcement this Lease Agreement or any transaction contemplated hereby, including any payments to be made by the Lessee or the ownership of the Nuclear Material by the Lessor, shall be or become unlawful, or the performance of this Lease Agreement shall be rendered impracticable in any material way; or

                (vii)     Any governmental  licenses, approvals or
      consents with  respect to the  Generating Facility,  without which the  Generating Facility  cannot continue  to operate, shall  have been revoked and  the Lessee shall  not have, in good faith, within one hundred and eighty (180) days of such revocation, represented  in writing  to the Lessor  that the
      Lessee  has  made  a  good  faith  determination  that  such
      Generating   Facility  will   return  to   operation  within
      twenty-four (24) months of such revocation, or for any other reason the  Generating Facility  shall cease to  be operated for a period of twenty-four (24) consecutive months.

                (b)  Upon the  happening of any of the Terminating
 Events  listed in  Section 18(a),  Lessor and/or  Secured Parties may,  at  their  option,  terminate this  Lease  Agreement,  such
 termination  to   be  effective  upon  delivery   of  the  notice
 contemplated by  paragraph (d)(ii) below, except  with respect to obligations and liabilities of  the Lessee, actual or contingent, which arose under the Lease Agreement  on or prior to the date of termination and except for the Lessee's obligations  set forth in
 Sections  10, 12  and 13, and  in this  Section 18,  all of which obligations will continue until  the delivery of documentation by the Lessor and  the payment by the Lessee provided for below, and except  that  after  such  delivery  and  payment,  the  Lessee's obligations under Section 13 shall continue as therein  set forth as shall all of Lessee's indemnification obligations set forth in other sections of this Lease Agreement.

                (c)  Upon   any   such  termination,   the  entire
 interest of the  Lessor in  the Nuclear Material  [and any  spent fuel relating thereto for which title has not been transferred to the  Lessee] shall automatically transfer to and be vested in the
 Lessee,  without the necessity of any action by either the Lessor or the Lessee, provided,  however, that if the Lessor  shall have theretofore approved in writing such Person and the terms of such transfer,  the  entire interest  of  the Lessor  in  such Nuclear
 Material [and  any spent fuel  relating thereto [for  which title has  not  been  transferred  to  the  Lessee]] shall,  upon  such termination,  automatically  transfer to  and  be  vested in  any
 Person designated by the Lessee.

                (d) (i) Promptly after either party shall learn of the happening of any Terminating Event, such party shall give notice of the same to the other party and to the Secured Parties.

                     (ii) If the Lessor and/or Secured Parties elect to terminate the Lease Agreement, they shall give notice to the Lessee and the Secured Parties or the Lessor, as the case may

                                -25-





 be, which  notice shall (x) acknowledge that  the Lease Agreement has  terminated, subject  to  the continuing  obligations of  the
 Lessee mentioned above, and  that title to and ownership  of such
 Nuclear Material [and any  spent fuel relating thereto  for which title  has not been transferred to the Lessee] has transferred to and vested  in the Lessee or such other Person, and (y) specify a
 Termination Settlement Date occurring one hundred and fifty (150)
 days after the  giving of such notice.  After such termination of this Lease Agreement and  until such Termination Settlement Date, the  Lessee shall continue to pay Basic Rent and Additional Rent.
 On  such  Termination  Settlement   Date,  the  Lessee  shall  be
 obligated to  pay to  the Lessor as  the purchase  price for  the
 Nuclear Material an  amount equal  to the sum  of (x)  Stipulated
 Casualty  Value of  the  Nuclear Material  as of  the Termination
 Settlement Date and  (y) the Termination Rent on  the Termination
 Settlement Date.  The Lessor shall be obligated to deliver to the
 Lessee  a Lessor's  Bill of  Sale, substantially  in the  form of
 Exhibit  E, on  an  as-is, where-is,  non-installment, cash  sale basis, without recourse to  or warranty or agreement of  any kind by the Lessor acknowledging the transfer and vesting of title and ownership of  the Nuclear Material  [and any spent  fuel relating thereto  for which title has not been transferred to the Lessee],
 [in accordance with paragraph (c) above and confirming  that upon payment by the Lessee of the amounts set forth in the immediately preceding sentence, the  Nuclear Material is]  free and clear  of the  Liens created  by the  Collateral Agreements,  together with such  documents, if  any,  as may  be  required to  evidence  the release of  such  Liens, [including,  without  limitation,  UCC-3 termination  statements  (but only  if  the  Secured Parties  are obligated to release such Liens in accordance with Section ___ of the Security Agreement)].

           19.  Investment  Tax Credit.    To the  extent that the
 Lessee determines the Nuclear Material is or becomes eligible for any  investment  or  similar credit  under  the  Code  as now  or hereafter in effect, the Lessee shall request in writing that the
 Lessor  elect to treat the Lessee as having acquired such Nuclear
 Material, and, if permitted to do so under the Code and under any other applicable law, rule or regulation, the Lessor, pursuant to such  request of  the Lessee,  shall provide  the Lessee  with an appropriate  investment credit  election  and  the  Lessee  shall
 consent to such  election.   A condition to  the Lessor's  making
 such election will be the provision by the Lessee of  a report or statement  with respect to all  Nuclear Material as  to which the
 investment  credit  election  is  applicable.    Such  report  or
 statement shall contain such  information and be in such  form as may be required for  Internal Revenue Service reporting purposes.
 The Lessee shall indemnify  and hold harmless the Lessor  and any affiliates  with respect  to any  adverse tax  consequence, other than the loss of the credit, which may result from  such election including, but  not  limited to,  any  increase in  the  Lessor's income  taxes due to any  required reduction of  the Lessor's tax basis  below the Lessor's cost  of the Nuclear  Material, and the
 Lessee agrees  to pay to or on behalf of the Lessor, or otherwise make  available to the Lessor, funds sufficient to put the Lessor

                                -26-





 in the same after-tax position (other than by reason of the loss of the investment credit) the Lessor would have been in if such election had not been made.

           20.  Certificates; Information; Financial Statements.

                (a)  The Lessee will from  time to time deliver to
 the  Lessor and  the  Secured Parties,  promptly upon  reasonable request (i) a  statement executed  by any Vice  President of  the
 Lessee, certifying the dates to which the sums payable  hereunder have  been paid, that this  Lease Agreement is  unmodified and in full  effect (or,  if there  have been  modifications, that  this
 Lease Agreement is  in full effect  as modified, and  identifying such  modifications)  and  that  no  Lease  Event  of Default  or
 Terminating Event  has occurred and is  continuing (or specifying the nature and period of existence of any thereof and what action the Lessee is taking  or proposes to take with  respect thereto),
 (ii) such information with respect to the Nuclear Material as the
 Lessor or  the Secured Parties may reasonably  request, and (iii)
 such  information   with  respect  to  the  Lessee's  operations,
 business, property, assets, financial condition or  litigation as the  Lessor or any assignee of  the Lessor or the Secured Parties may reasonably request.

                (b) the Lessee will deliver to the Lessor and the Secured Parties:

                  (i)     Quarterly Financial Statements.  As soon
      as practicable  and in  any event  within  ninety (90)  days after  the end of each  fiscal quarter (other  than the last fiscal quarter in each  fiscal year), three (3) copies  of a balance  sheet of the Lessee (consolidated and consolidating if the  Lessee has any  subsidiaries) as of the  end of such quarter  and of statements of  income and cash  flows of the
      Lessee (consolidated and consolidating if the Lessee has any subsidiaries) for  such quarter, setting forth  in each case
      corresponding   figures  in   comparative   form   for   the
      corresponding  period of  the  preceding  fiscal year,  each certified  as  true  and  correct by  the  chief  accounting officer thereof; provided,  however, that delivery  pursuant to clause  (iii) below of  copies of the  Lessee's Quarterly
      Report  on  Form  10-Q  for  such  quarter  containing  such financial statements filed with  the Securities and Exchange
      Commission shall  be deemed  to satisfy the  requirements of this clause (i);

                 (ii) Annual Financial Statements. As soon as practicable and in any event within one hundred and twenty
      (120) days after the end of each fiscal year, three (3) copies of an annual report of the Lessee consisting of its financial statements, including a balance sheet as of the end of such fiscal year (consolidated and consolidating if the Lessee has any subsidiaries) and statements of income and cash flows for the year then ended (consolidated and consolidating if the Lessee has any subsidiaries), setting

                                -27-





      forth  corresponding figures  in  comparative  form for  the preceding  fiscal  year,  with  all notes  thereto,  all  in
      reasonable  detail  and  certified  by   independent  public
      accountants  of recognized  standing selected by  the Lessee
      (only with respect to the consolidated financial statements, if applicable); provided, however, that delivery pursuant to clause  (iii) below of copies  of the Lessee's Annual Report on Form 10-K for such  fiscal year containing such financial statements filed with the Securities and Exchange Commission shall be  deemed to satisfy the requirements  of this clause
      (ii); and

                (iii)     SEC  Reports.   etc.    With  reasonable
      promptness, copies  of  all notices,  reports  or  materials filed  by  the  Lessee  with  the  Securities  and  Exchange
      Commission (or any governmental body or agency succeeding to the  functions of  the Securities  and Exchange  Commission)
      under  the Securities Act  of 1933,  as amended,  other than
      Registration  Statements  on  Form  S-8  or  any  amendments thereto, or the Securities Exchange Act of 1934, as amended, other  than  Annual  Reports  on Form  10-K,  and  including
      without  limitation,  all  Annual   Reports  on  Form  10-K,
      Quarterly  Reports on Form 10-Q and  Current Reports on Form
      8-K.

 Together with  each delivery of financial  statements required by clause  (b)(i) above, the Lessee  will deliver to  the Lessor and the  Secured Parties  an Officer's  Certificate stating  that the
 Lessee  is in compliance with  the terms of  this Lease Agreement and  stating  that there  exists no  Lease  Event of  Default, or
 Terminating  Event  or,  if  any  Lease   Event  of  Default,  or
 Terminating  Event exists,  specifying the  nature and  period of existence thereof  and what  action the Lessee  proposes to  take
 with respect thereto.   The Lessee  also covenants that  promptly
 upon the  obtaining of knowledge of  a Lease Event  of Default by the  chief  executive  officer, principal  financial  officer  or principal accounting officer  of the Lessee,  it will deliver  to the  Lessor  and the  Secured  Parties  an Officer's  Certificate
 specifying the  nature and period  of existence thereof  and what action the Lessee proposes to take with respect thereto.

           21.  Obligation  of  the  Lessee  to  Pay  Rent.    The
 Lessee's  obligation to pay, as the same becomes due, Basic Rent,
 Additional Rent, Termination Rent,  and all other amounts payable hereunder shall, subject to the covenant of  the Lessor contained in  Section 3 hereof, be absolute and unconditional and shall not be affected by  any circumstance, including, without  limitation,
 (i) any setoff, counterclaim,  recoupment, defense or other right which the Lessee may have  against the Lessor or anyone else  for any  reason whatsoever, (ii) any defect  in the title, compliance with specifications, condition, design, operation or fitness  for use  of, or any damage to or  loss or destruction of, any Nuclear
 Material,  or (iii) any interruption  or cessation in  the use or possession of any Nuclear  Material by the Lessee for  any reason whatsoever;  [provided,  however,  that  if  an  interruption  or

                                -28-





 cessation  in the  Lessee's  use  or  possession of  any  Nuclear
 Material is  caused by  any attachment  or similar act  by or  on behalf  of any creditor of the Lessor  and is not attributable to any failure by the  Lessee to perform its obligations  under this
 Lease Agreement, then the  Lessee's obligation to pay any  of the foregoing  amounts with respect to such Nuclear Material shall be appropriately  reduced for  the  period of  such interruption  or cessation.]  The Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time  hereafter may be  conferred upon  it, by statute  or otherwise,  to terminate,  cancel, quit  or surrender  this Lease
 Agreement  except in  accordance with  its express  terms.   Each
 payment of Rent and each  other payment made by the  Lessee shall be final, and the Lessee will not seek to recover all or any part of such payment from the Lessor for any reason whatsoever.

           22.  Miscellaneous.

                (a) Successors and Assigns. This Lease Agreement shall be binding upon the Lessee and the Lessor and their respective successors and assigns and shall inure to the benefit of the Lessee and the Lessor and their respective successors and assigns.

                (b)  Waiver.  Neither  party shall by  act, delay,
 omission or otherwise be deemed to  have waived any of its rights or remedies hereunder unless such waiver is given  in writing.  A waiver on one occasion shall not be construed as a  waiver on any other occasion.
                (c)  Entire  Agreement.    This  Lease  Agreement,
 together   with  the   written   instruments   provided  for   or
 contemplated hereby, the other  Basic Documents and other written agreements between  the  parties dated  as  of the  date  hereof, constitute the entire agreement  between the parties with respect to  the  leasing of  Nuclear  Material,  and no  representations, warranties, promises, guaranties or  agreements, oral or written, express or implied, have been made by either party or  by any one else  with  respect  to  this  Lease  Agreement  or  the  Nuclear
 Material,  except as  may  be expressly  provided  for herein  or therein.  Any change or modification of this Lease Agreement must be in writing and duly executed by the parties.

                (d)  Descriptive Headings.   The captions in  this
 Lease Agreement are  for convenience of reference  only and shall not be deemed to affect the meaning or construction of any of the provisions.

                (e)  Severability.   Any  provision of  this Lease
 Agreement  which   is   prohibited  or   unenforceable   in   any
 jurisdiction shall,  as to  such jurisdiction, be  ineffective to the  extent  of  such  prohibition  or  unenforceability  without invalidating  the  remaining  provisions  hereof,  and  any  such prohibition or  unenforceability in  any  jurisdiction shall  not invalidate or  render unenforceable  such provision in  any other
 jurisdiction.   To  the extent permitted  by applicable  law, the

                                -29-





 Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                (f)  Governing  Law.  This Lease Agreement and the
 rights  and  obligations  of   the  parties  hereunder  shall  be
 construed in accordance  with and be  governed by the law  of the
 State of New Jersey.

           IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                    OYSTER CREEK FUEL CORP.
                                      Lessor
 ATTEST

                                    By:
 (Assistant) Secretary

                                    JERSEY CENTRAL POWER & LIGHT
                                    COMPANY,
                                      Lessee
 ATTEST

                                    By:
 (Assistant) Secretary





























                                -30-





 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of  Jersey Central  Power  & Light  Company  and that  said instrument was signed on behalf of said  corporation by authority of its Board of Directors, and he acknowledged that the execution of the  foregoing instrument was  the free act  and deed  of said corporation.



                                    Notary Public

 My commission Expires:



 STATE OF                 )
 COUNTY OF                ) SS:


           On  this  ___  day   of  [November],  1995,  before  me
 personally appeared                     , to me personally known,
 who, being by me duly sworn, says that he is
       of  Jersey Central  Power  & Light  Company  and that  said instrument was signed on behalf  of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing  instrument was the  free act  and deed of  said corporation.



                                    Notary Public

 My commission Expires:

















                                -31-





                            ATTACHMENTS


 Appendix A          --        Definitions

 Schedule 4          --        Nuclear Material or  Spent Fuel  to
                               be Conveyed to the Lessee

 Schedule A          --        Nuclear Material Description

 Exhibit A           --        Form of Interim Leasing Record

 Exhibit B           --        Form of Final Leasing Record

 Exhibit C           --        Nuclear Material Contracts

 Exhibit D           --        Form  of  Assignment Agreement  and
                               Consent

 Exhibit E           --        Form of Lessor's Bill of Sale

 Exhibit F           --        Form   of   Rent   Due    and   SCV
                               Confirmation Schedule

































                                -32-





                             APPENDIX A

                            DEFINITIONS

           As used in the Basic Documents (as defined  below), the
 following  terms   shall  have   the  following  meanings   (such
 definitions to be applicable to both singular and plural forms of the  terms defined),  except  as  otherwise specifically  defined therein:

           "Acquisition  Cost"  means the  purchase  price of  any
 Nuclear Material,  any progress  payments made thereon,  costs of
 milling,   conversion,  enrichment,   fabrication,  installation,
 delivery,  redelivery,  containerization, storage,  reprocessing, any  other costs incurred by the Company in acquiring the Nuclear
 Material (less any  discounts or credits actually utilized by the
 Company),  plus  in any  case (i)  any  allowance for  funds used
 during  construction   (including   any  income   tax   component
 associated with such allowance)  with respect to Nuclear Material purchased by the  Company, (ii) at the option of  the Lessee, any
 Rent  relating  to  costs  incurred in  the  ordinary  course  of operations but  excluding Rent  relating to  extraordinary costs, including without limitation,  indemnification payments,  payable by the lessee to the Company with respect to any Nuclear Material prior to the  installation of such Nuclear Material for operation in  the Generating  Facility, (iii)  any sales,  excise or  other taxes or charges payable by the Company with  respect to any such payment  for such  Nuclear Material,  (iv) at  the option  of the
 Lessee, any Monthly Financing Charge payable by the Lessee to the
 Company with  respect to  Nuclear Material  during any  period in which  such  Nuclear Material  is subject  to an  Interim Leasing
 Record, but excluding any interest charges or penalties  for late payment  by  the Company  of the  purchase  price or  any portion thereof,  if such late payment results from the negligence of the
 Company,  (v)  such  other  costs with  respect  to  any  Nuclear
 Material  as may  be agreed  by the  Company and  the  Lessee and approved by the [Administrative Agent], in each case in  writing, and,  in  the  case of  any  Nuclear  Material  removed from  the
 Generating Facility for  the purpose of "cooling  off' and repair or  reprocessing,  shall include  the  Stipulated  Casualty Value thereof at  the time  of such  removal, if any,  and (vi)  at the option of the Lessee, any Financing Costs. Any amount realized by the Company  from the disposition of  the by-products (including, but not limited to, plutonium) of Nuclear Material specified in a
 Leasing Record during the repair or reprocessing  of such Nuclear
 Material  while leased  hereunder shall  be credited  against the
 Acquisition Cost of such Nuclear Material.

           "Additional Rent" shall mean all legal, accounting, administrative and other operating expenses and taxes incurred by the Company to the extent not paid as part of Basic Rent
 (including, without limitation, any Cancellation Fees and all other liabilities incurred or owed by the Company pursuant to the Basic Documents) and all amounts (other than Basic Rent) that the Lessee agrees to pay under the Lease Agreement (including,

                                -1-





 without  limitation,  indemnification  payable  under  the  Lease
 Agreement, general  and administrative expenses  of the  Company, and, to  the extent not  included in Acquisition  Cost, Financing
 Costs) and  interest at the rate  incurred by the Company  or any
 Secured Party as  a result of any delay in  payment by the Lessee to  meet obligations that would have been satisfied out of prompt payment by the Lessee, and the amount of any and all other costs, losses,  damages,  interest,  taxes,  deficiencies,  liabilities, obligations, actions, judgments, suits, claims,  fees (including,
 without   limitation,  attorneys'  fees  and  disbursements)  and
 expenses, of  every  kind,  nature,  character  and  description, direct  or indirect, that  may be imposed  on or incurred  by the
 Company  as a  result of,  arising from  or  relating to,  in any manner  whatsoever, one  or  more Basic  Documents, or  any other document referred  to therein,  or the  transactions contemplated thereby or the  enforcement thereof.  For purposes of calculating the interest incurred  by the Company  or any Secured Party  as a result of any such delay, it shall be assumed that the Company or any Secured Party, as applicable, incurred interest at the Credit
 Agreement Default Rate.

           "Administrative Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, the term "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           "Aggregate Monthly Rent Component" shall mean the sum of the Monthly Rent Components for all items of Nuclear Material which are installed in the Generating Facility during the relevant period.

           "Arranging Agent" shall have the meaning specified therefor in the first paragraph of the Credit Agreement.

           "Assigned Agreement" means a Nuclear Material Contract which has been assigned to the Company in the manner specified in
 Section 5 of the Lease Agreement pursuant to a duly executed and delivered Assignment Agreement. The term Assigned Agreement shall include a Partially Assigned Agreement.

           "Assignment Agreement" means an assignment agreement substantially in the form of Exhibit D to the Lease Agreement.

           "Atomic  Energy Act"  means  the Atomic  Energy Act  of
 1954, as from time to time amended.

           "Banks" shall have  the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

                                -2-





           "Basic Documents" means the Lease Agreement, the Credit
 Agreement,  the Security  Agreement,  the Commercial  Paper,  the
 Letter of  Credit, the  Notes, the  Letter Agreement,  the Dealer
 Agreements, the Assigned Agreements, the Assignment Agreements, the Trust Agreement, the Depositary Agreement, each Bill of Sale, each Leasing Record, each SCV Confirmation Schedule, and other agreements related or incidental thereto which are identified in writing by the Company, the Lessee and the Secured Parties as one of the "Basic Documents," in each case, as such documents may be amended from time to time.

           "Basic Rent" means, for any Basic Rent Period, the sum of (a) that portion of the Monthly Financing Charge not allocated to Acquisition Cost pursuant to the Lease Agreement plus (b) the Aggregate Monthly Rent Component as shown on a Rent Due and SCV
 Confirmation Schedule for such Basic Rent Period.

           "Basic  Rent Payment  Date" means,  for any  Basic Rent
 Period, the  last day  of the calendar  month of such  Basic Rent
 Period.

           "Basic Rent Period" means each calendar month or portion thereof commencing on, in the case of the first such period, the effective date of the Lease Agreement, and in the case of each succeeding period, the first day following the immediately preceding Basic Rent Period, and ending on the earliest of (i) the last day of any calendar month or (ii) the Termination Settlement Date.

           "BTU Charge" means the dollar amount set forth in the BTU Charge Agreement which is used to calculate the Monthly Rent
 Component. The  BTU Charge initially  set forth  for any  Nuclear
 Material in any Final Leasing Record shall be the amount agreed upon by the Lessor and the Lessee as set forth in Attachment 1 to Exhibit B to the Lease Agreement based upon the reasonably anticipated operating life, BTU output, and utilization of such Nuclear Material.

           "BTU Charge Agreement" shall mean an agreement in the form of Attachment 1 to Exhibit B to the Lease Agreement with respect to any Nuclear Material executed by the Lessor and the Lessee on or prior to the date of the Final Leasing Record covering such Nuclear Material.

           "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York
 City are authorized by law to close.

           "Capitalized Lease" means any and all lease obligations
 which are or  should be capitalized  on the balance sheet  of the
 Person  in   question  in  accordance   with  generally  accepted
 accounting  principles  and Statement  No.  13  of the  Financial
 Accounting Standards Board or any successor to such pronouncement regarding  lease  accounting, without  regard for  the accounting treatment  permitted or  required under  any applicable  state or

                                -3-





 federal public utility regulatory accounting system, unless such treatment controls the determination of the generally accepted accounting principles applicable to such Person.

           "Cash Collateral" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Closing," means [November ___], 1995.

           "Code" means the Internal Revenue Code of 1986, as from time to time amended.

           "Collateral" has the meaning set forth in the granting clauses of the Security Agreement and includes all property of the Company described in the Security Agreement as comprising part of the Collateral.

           "Collateral Agent" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Collateral   Agreements"   means,  collectively,   the
 Security  Agreement, all  Assignment  Agreements,  and any  other
 assignment,  security   agreement  or  instrument   executed  and
 delivered to  the Secured Parties hereafter  relating to property of the Company which is security for the Notes and  the Letter of
 Credit.

           ["Collateral Equivalence Test" shall have the meaning specified therefor in Section 6.01(r) of the Credit Agreement.]

           "Collected Funds" means funds which are immediately available to the Secured Parties, as the Lessor's assignees, for its use in New York, New York.

           "Commercial Paper" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Commercial Paper Discount" shall mean, at any time, amounts payable by the Company in respect of the Face Amount of Commercial Paper outstanding in excess of the Acquisition Cost together with any Cash Collateral reduced by the aggregate total amount, if any, of (i) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (ii) any Monthly Financing Charge payable by the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Leasing Record ("Excess Face Amount"); provided, however, that any such Excess Face Amount shall not exceed the additional
 Face Amount of Commercial Paper necessary to be issued by the Company at a discount to face value to purchasers thereof in the commercial paper market in order to obtain proceeds in an amount equal to the Acquisition Cost reduced by the aggregate total amount, if any, of (a) the Monthly Rent Components paid by the Lessee to the Lessor with respect to the Nuclear Material financed thereby and (b) any Monthly Financing Charge payable by

                                -4-





 the Lessee to the Company with respect to Nuclear Material during any period in which such Nuclear Material is subject to an Interim Lease Record, together with any Cash Collateral. Amounts payable in respect of Commercial Paper Discount during any calendar month or portion thereof shall be paid on the first
 Business Day of the next succeeding month in which such amounts are incurred.

           ["Commitment" shall mean the commitment of a Bank to make Loans or for the Issuing Bank to issue its Letter of Credit from time to time under the Credit Agreement.]

           "Company" means the Oyster Creek Fuel Corp., a Delaware corporation.

           "Consents  and Agreements"  means the  agreements, each
 substantially in  the form attached as Exhibit  2 to Exhibit D to
 the  Lease   Agreement,  between  the  Lessee   and  the  various
 contractors  under  the  Nuclear  Material Contracts,  with  such changes to  Exhibit 2  to Exhibit  D as  the Secured  Parties may
 consent to  in writing, which  consent shall not  be unreasonably withheld.

           "Controlled   Group"  means   a  controlled   group  of
 corporations  of which the Company is a member within the meaning of  Section  414(b) of  the Code,  any  group of  corporations or entities under common control with the Company within the meaning of Section 414(c) of the Code or any affiliated service  group of which  the  Company is  a member  within  the meaning  of Section
 414(m) of the Code.

           "Credit Agreement" means the Credit Agreement dated as of November [__], 1995 among Oyster Creek Fuel Corp., Union Bank of Switzerland, New York Branch, as Arranging Agent, Union Bank of Switzerland, New York Branch, as Issuing Bank, the Banks Party thereto and Union Bank of Switzerland, New York Bank, as
 Administrative Agent.

           "Credit Agreement Default" means an event which would, with the lapse of time or the giving of notice or both, constitute a Credit Agreement Event of Default.

           "Credit Agreement Event of Default" means any one or more of the events specified in Section 10.01 of the Credit
 Agreement.

           "Deemed Loss Event" means the following event: if at any time during the term of the Lease Agreement, (A) the Company, by reason solely of the ownership of the Nuclear Material or any part thereof or the lease of the Nuclear Material to the Lessee under the Lease Agreement, or the Company or any Secured Party, by reason solely of any other transaction contemplated by the Lease Agreement or any of the other Basic Documents, shall be deemed, by any governmental authority having jurisdiction, to be, or to be subject to regulation as an "electric utility" or a

                                -5-





 "public utility" or a "public utility holding company" or similar type  of entity,  under any  applicable law  or deemed  a "public utility company" or a "subsidiary company" or a "holding company"
 within the meaning of the Public Utility Holding Company Act, (B)
 the Public Utility Holding Company Act shall be amended, applied, or interpreted in a manner, or any rules or regulations  shall be adopted under  the Public  Utility Holding  Company Act of  1935, which adversely affect the  legality, validity and enforceability of the lease obligations of the  Company and the Lessee under the
 Lease Agreement, or (C) either the Company  or any of the Secured
 Parties,  by  reason  solely  of  being  a  party  to  the  Basic
 Documents,  shall be  required to  obtain any  consent, order  or approval of,  or to make any  filing or registration  with, or to give  any notice to, any governmental authority, or be subject to any liabilities,  duties or obligations under  the Public Utility
 Holding  Company Act, other  than the filing by  the Company of a certificate on  Form U-7D with the SEC  pursuant to SEC Rule 7(d)
 under the Public Utility Holding  Company Act (17 C.F.R.  Section
 250.7(d)), except  in any  case if the  same shall be  solely the result of Nonburdensome Regulation; provided, however, that if in compliance with applicable laws, the Lessee, with the cooperation of the Company, shall have acted diligently and in  good faith to contest, or obtain an exemption from the application of the laws, rules or  regulations described in clauses (A), (B) or (C) to the
 Company,  the Secured Parties or the Lessee,  as the case may be, the application of which would otherwise constitute a Deemed Loss
 Event,  such  Deemed  Loss Event  shall  be  deemed  not to  have occurred so long  as (I) the  Lessee shall have furnished  to the
 Company and  the Secured Parties an opinion of counsel reasonably satisfactory to the Company and the Secured Parties to the effect that  there  exists  a  reasonable  basis  for  such  contest  or exemption  and  that  the  application  of  such  laws, rules  or regulations to the Company, the Secured Parties or the Lessee, as
 the  case  may   be,  shall  be  effectively  stayed  during  the
 application  for exemption  or contest  and such  laws, rules  or regulations shall not be  applied retroactively at the conclusion of  such contest, (II) the  Company or the  Secured Parties shall have  determined in  their sole  discretion that such  contest or exemption shall  not adversely  affect their business  or involve any danger of the sale, foreclosure or loss of, or  creation of a
 Lien upon, the Collateral, and (III) the Lessee shall have agreed to indemnify the Company or such Secured Parties, as the case may be,  for expenses  incurred in  connection with  such  contest or exemption; and  further provided, that following  notice from the
 Lessee to the Company or the Secured Parties, as the case may be, that  the Lessee shall be unable to furnish the opinion described in clause  (I) of  the next  preceding proviso  or that any  such contest  shall not be successful  or such exemption  shall not be available,  a Deemed  Loss  Event shall  be  deemed not  to  have occurred for  such period,  not  to exceed  270 days,  as may  be approved by any governmental authority having jurisdiction during which application of such law, rule or regulation to the Company, the Secured Parties  or the Lessee, as the case  may be, shall be suspended  to  enable  the  Company  to  assign or  transfer  its interest  in the  Collateral so  long as  during such  period the

                                -6-





 Company shall use reasonable efforts to assign or transfer its interest in the Collateral upon commercially reasonable terms and conditions, provided that the Company shall not be required to assign or transfer the Nuclear Material for a price which, after deduction of sales tax and expenses of such sale incurred by the Company, shall be less than the sum of (A) Stipulated Casualty
 Value determined as of the date of such proposed sale, and (B) the Termination Rent determined in accordance with Section 18 of the Lease Agreement.

           "Dealer Agreements" mean (i) the Dealer Agreement dated as of [November 1, 1995] between the Company and Goldman Sachs
 Money Markets, L.P.  and (ii)  the Dealer Agreement  dated as  of
 [November 1, 1995] between the Company and UBS Securities Inc.

           "Depositary Agreement" means the Depositary Agreement dated as of [November ___,] 1995 among the Company and Chemical
 Bank, as  Depositary,  and Union  Bank of  Switzerland, New  York
 Branch,  as  Issuing  Bank,  Arranging Agent  and  Administrative
 Agent.

           "ERISA" means the  Employee Retirement Income  Security
 Act of 1974, as from time to time amended.

           "Excepted Payments" means any indemnity, expense, or other payment which by the terms of any of the Basic Documents shall be payable to the Company in order for the Company to satisfy its obligations pursuant to Section 7.8 of the Trust
 Agreement.

           "Face Amount" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Federal  Energy  Regulatory   Commission"  means   the
 independent regulatory commission of  the Department of Energy of the United States Government existing under the  authority of the
 Department  of  Energy  Organization  Act,  as  amended,  or  any successor organization or  organizations performing any identical or  substantially  identical  licensing  and  related  regulatory functions.

           "Federal Power Act" means the Federal Power Act, as amended.

           "Final  Leasing Record"  means a  Leasing Record  which
 records the  leasing of Nuclear Material during  any period while
 such  Nuclear   Material  is  installed  for   operation  in  the
 Generating Facility.  A Final Leasing Record shall be in the form of Exhibit B to the Lease Agreement.

           "Financing Costs" means (a) fees and other amounts owing to any Secured Party or to the Owner Trustee under the Trust Agreement, (b) legal fees and disbursements and other amounts referred to in Section 10(b) of the Security Agreement,
 (c) legal, accounting,  and other fees  and expenses incurred  by

                                -7-





 the Lessee and/or the Company in connection with the preparation, execution and delivery of Basic Documents or the issuance of the Commercial Paper and/or the Notes, and (d) such other reasonable fees and expenses of the Owner Trustee and the Company as they may be entitled to under the Basic Documents.

           "Fuel Management" means the design of, contracting for,
 fixing  the  price  and  terms  of  acquisition  of,  management, movement, removal, disengagement, storage and other activities in
 connection  with  the   acquisition,  utilization,  storage   and
 disposal of the Nuclear Material.

           "Generating Facility" means the nuclear reactor located at the Oyster Creek Nuclear Generating Station, located in Lacey
 Township, New Jersey.

           "Heat  Production"  means  the  stage  of  the  Nuclear
 Material  Cycle commencing  with  the commercial  operation of  a
 Generating  Facility,  during  which  the   Nuclear  Material  in
 question  is  producing  thermal  energy  which  results  in  the production  of net positive  electrical energy transmitted within the  distribution  network of  any utility  and during  which the
 Nuclear  Material in question is  engaged in the  reactor core of such Generating Facility.

           "Hereof," "herein," "hereunder" and words of similar import when used in a Basic Document refer to such Basic Document as a whole and not to any particular section or provision thereof.

           "Imposition" means any payment  required by a public or
 governmental authority in respect of any property subject  to the
 Lease  Agreement  or  any   transaction  pursuant  to  the  Lease
 Agreement or any right  or interest held  by virtue of the  Lease
 Agreement;  provided, however, that  Imposition shall not include any  taxes,  whether  federal,  state or  local,  payable  by any
 Secured Party based  on or measured by net income  of any Secured
 Party where  taxable income is computed in substantially the same manner as taxable income is computed under the Code.

           "Insurance  Requirements"   means  all  terms   of  any
 insurance    policy  or  indemnification  agreement  covering  or
 applicable to  (i) any  Nuclear Material  or (ii) the  Generating
 Facility  or  the  Lessee in  its  capacity  as  licensee of  the
 Generating Facility, in each case insofar as any insurance policy or  indemnification agreement  directly or indirectly  relates to the  Nuclear Material  or the  performance by  the Lessee  of its obligations under  the Basic  Documents, and all  requirements of the issuer of any such policy or agreement necessary to keep such insurance or agreements in force.

           "Interim Leasing Record" means a Leasing Record which records the leasing of Nuclear Material (i) prior to installation for operation in the Generating Facility, (ii) after removal from the Generating Facility during the "cooling off" and storage

                                -8-





 period, and (iii)  while being reprocessed.   An Interim  Leasing
 Record shall be in the form of Exhibit A to the Lease Agreement.

           "Investment Company Act"  means the Investment  Company
 Act of 1940, as from time to time amended.

           "Issuing  Bank"  shall   have  the  meaning   specified
 therefor in the first paragraph of the Credit Agreement.

           "Lease   Agreement"  means  the  Amended  and  Restated
 Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between  Oyster  Creek Fuel  Corp.,  as  the Lessor,  and  Jersey
 Central Power & Light Company, as the Lessee, as the  same may be modified, supplemented or amended from time to time.

           "Lease Event  of Default" has the  meaning specified in
 Section 16 of the Lease Agreement.

           "Leasing Record" is a form signed by the Lessor and the
 Lessee to record  the leasing  under the Lease  Agreement of  the
 Nuclear Material  specified in  such Leasing  Record.   A Leasing
 Record  shall  be either  an Interim  Leasing  Record or  a Final
 Leasing Record.

           "Legal Requirements" means all applicable provisions of
 the Atomic Energy Act,  all applicable orders, rules, regulations and other  requirements of the Nuclear  Regulatory Commission and the  Federal Energy  Regulatory Commission,  and all  other laws, rules,  regulations  and  orders  of any  other  jurisdiction  or regulatory authority relating to (i) the licensing,  acquisition, storage,  containerization,  transportation, blending,  transfer, consumption,  leasing,  insuring,  using,  operating,  disposing,
 fabricating,   channelling  and   reprocessing  of   the  Nuclear
 Material,  (ii)  the Generating  Facility  or the  Lessee  in its
 capacity as  licensee of  the Generating  Facility, in  each case insofar as such provisions,  orders, rules, regulations, laws and other requirements  directly or indirectly relate  to the Nuclear
 Material or  the performance  by the  Lessee  of its  obligations under the Basic  Documents or (iii) the  Basic Documents, insofar as  any  of the  foregoing directly  or  indirectly apply  to the
 Lessee.

           "Lessee" has the meaning specified in the introduction to the Lease Agreement.

           "Lessee  Representative"  means a  person  at the  time
 designated to act on behalf of the Lessee by a written instrument furnished to the  Company and the Secured  Parties containing the specimen signature of  such person  and signed on  behalf of  the
 Lessee by any of  its officers. The certificate may  designate an
 alternate or  alternates.   A  Lessee  Representative may  be  an
 employee of the Lessee or of the Owner Trustee.

           "Lessor" has the meaning specified in the introduction to the Lease Agreement, and its successors and assigns.

                                -9-





           "Lessor's   Bill   of   Sale"   means   an   instrument
 substantially  in the form of  Exhibit E to  the Lease Agreement, pursuant to  which title  to all  or any  portion of the  Nuclear
 Material  is transferred  to the  Lessee or  any designee  of the
 Lessee.

           "Letter  Agreement" means the Lessee's Letter Agreement
 Regarding  Oyster Creek  Fuel Corp.,  dated as  of [November  1,]
 1995,  between the  Lessee, the  Company, and  the Administrative
 Agent, as it may be amended from time to time.

           "Letter of Credit" has the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Lien" means any mortgage, pledge, lien, security interest, title retention, charge or other encumbrance of any nature whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to execute and deliver any financing statement under the Uniform Commercial Code of any jurisdiction).


           "Loans" shall  have the meaning  specified therefor  in
 Section 1.02 of the Credit Agreement.

           "Majority Secured Parties" means at any time the Secured Parties holding at such time more than 66 % of the outstanding principal amount of all Secured Obligations.

           "Manufacturer"  means any supplier  of Nuclear Material
 or  of any  service  (including  without limitation,  enrichment,
 fabrication,   transportation,   storage   and   processing)   in
 connection  therewith,  or any  agent  or  licensee  of any  such supplier.

           "Manufacturer's Consent" means any consent which may be given by a Manufacturer under a Nuclear Material Contract to the assignment by the Lessee to the Company of all or a portion of the Lessee's rights under such Nuclear Material Contract or of all or a portion of any such rights previously assigned by the Lessee to the Secured Parties.

           "Monthly Debt Service" for any calendar month means the sum of the Monthly Financing Charge for such calendar month.

           "Monthly Financing Charge" means, for any calendar month or portion thereof, the sum of:

           (a) all Commercial Paper Discount payable by the Company with respect to Commercial Paper outstanding during such month and/or all interest payable by the Company during such month with respect to all outstanding Notes and in each case, not included in Acquisition Cost; and



                                -10-





           (b) the amounts paid or due and payable by the Company with respect to the transactions contemplated by the Basic
      Documents during such calendar month for the following other fees, costs, charges and expenses incurred or owed by the Company under or in connection with the Lease Agreement or the other Basic Documents: (i) legal, printing, reproduction and closing fees and expenses, (ii) auditors', accountants' and attorneys' fees and expenses, (iii) franchise taxes and income taxes, and (iv) any other fees and expenses incurred by the Company under or in respect of the Basic Documents.

 Any figure used in the computation of any component of the Monthly Financing Charge shall be stated to five decimal places.

           "Monthly Rent Component" for any Nuclear Material covered by a Final Leasing Record for each calendar month during the lease of such Nuclear Material shall be as follows:

             (i) for the first partial calendar month the Monthly Rent Component shall be zero;

            (ii)     for the first full calendar month the Monthly
      Rent Component shall be zero;

           (iii)     for   the  second  full  calendar  month  the
      Monthly Rent Component shall be zero;

            (iv)     for the third full calendar month the Monthly
      Rent Component shall be  an amount determined by multiplying
      (x)  the amount  of thermal  energy in  millions of  British
      Thermal Units of heat produced by such Nuclear Material during the first calendar month while covered by the Final
      Leasing Record and also during the first partial calendar month, if any, such Nuclear Material was covered by an Interim or Final Leasing Record and was engaged in Heat
      Production  by (y)  the BTU  Charge set  forth in  the Final
      Leasing Record covering such Nuclear Material; and

             (v) for each full calendar month after the third full calendar month, the Monthly Rent Component shall be an amount determined by multiplying (x) the amount of thermal energy in millions of British Thermal Units of heat produced by such Nuclear Material during the second preceding month by (y) the BTU Charge set forth in the Final Leasing Record covering such Nuclear Material.

 The BTU Charge  for any  Nuclear Material may  be revised by  the
 Lessee  at any  time  during the  lease  thereof to  reflect  any reasonably anticipated change in  its operating life, BTU output, or  utilization. Such revision shall be  effected by the Lessee's executing  and forwarding to  the Lessor a  revised Final Leasing
 Record dated the  first day  of the following  month and  setting forth such revised BTU Charge. Upon receipt of such revised Final
 Leasing  Record,  the  Lessor  shall execute  and  return  a copy
 thereof  to  the  Lessee.  Such  revised  BTU  Charge  shall   be

                                -11-





 applicable to such Nuclear Material for each month thereafter beginning on the date of the revised Final Leasing Record.

           "NJBPU" means the New Jersey Board of Public Utilities or any successor agency thereto.

           "Nonburdensome   Regulation"   means  (i)   ministerial
 regulatory  requirements  that  do   not  impose  limitations  or
 regulatory  requirements on  the  business or  activities of,  or adversely affect, the Company  or any Secured Party and  that are deemed,  in  the  reasonable discretion  of  the  Company  or any
 Secured Party, not to be  burdensome, or (ii) assuming redelivery of the Nuclear Material  in accordance with the  Lease Agreement, regulation resulting from any  possession of the Nuclear Material
 (or  right  thereto) on  or after  the  termination of  the Lease
 Agreement.

           ["Notes" shall have  the meaning specified  therefor in
 Section 1.02 of the Credit Agreement.]

           "Nuclear Incident" shall have the meaning specified in the Atomic Energy Act, 42 U.S.C. 2014(q), as such definition may be amended from time to time.

           "Nuclear Material" means those items which have been purchased by or on behalf of the Company for which a duly executed Leasing Record has been delivered to the Company and which continue to be subject to the Lease Agreement consisting of
 (i) the items described in such Leasing Record and each of the components thereof in the respective forms in which such items exist during each stage of the Nuclear Material Cycle, being substances and equipment which, when fabricated and assembled and loaded into a nuclear reactor, are intended to produce heat, together with all attachments, accessories, parts and additions and all improvements and repairs thereto, and all replacements thereof and substitutions therefor and (ii) the substances and materials underlying the right, title and interest of the Lessee under any Nuclear Material Contract assigned to the Company pursuant to the Lease Agreement; provided, however, that the term
 Nuclear Material shall not include spent fuel.

           "Nuclear Material Contract" means any contract, as from time to time amended, modified or supplemented, entered into by the Lessee, either in its own name or as agent for the Lessor, with one or more Manufacturers relating to the acquisition of Nuclear Material or any service in connection with the Nuclear
 Material.

           "Nuclear  Material Cycle" means  the various  stages in
 the process, whether physical or chemical, by which the component parts  of  the  Nuclear  Material are  designed,  mined,  milled,
 processed,  converted,  enriched,   fabricated  into   assemblies
 utilizable  for  Heat  Production,  loaded or  installed  into  a reactor core, utilized, disengaged from a reactor core or stored,


                                -12-





 together with all incidental processes with respect to the Nuclear Material at any such stage.

           "Nuclear Regulatory Commission"  means the  independent
 regulatory commission of  the United  States Government  existing under  the authority of the Energy Reorganization Act of 1974, as
 amended,   or   any  successor   organization   or  organizations
 performing any identical or substantially identical licensing and related regulatory functions.

           "Obligations" means  (i) all items  (including, without
 limitation, Capitalized Leases but excluding shareholders' equity and  minority  interests)  which  in  accordance  with  generally
 accepted  accounting  principles  should  be  reflected   on  the
 liability side of a balance sheet as at the date as of which such obligations  are  to  be  determined; (ii)  all  obligations  and liabilities (whether  or not  reflected upon such  balance sheet)
 secured by any Lien existing on the Property held subject to such
 Lien, whether or not the obligation or liability secured  thereby shall have  been assumed; and (iii)  all guarantees, endorsements
 (other than  for collection in  the ordinary course  of business)
 and contingent obligations in  respect of any liabilities  of the type  described  in  clauses  (i)  and  (ii)  of this  definition
 (whether  or  not reflected  on  such  balance sheet);  provided, however, that  the term 'Obligations' shall  not include deferred taxes.

           "Obligations  for Borrowed  Money or  Deferred Purchase
 Price" means all Obligations in respect of borrowed money or the deferred purchase price of property or services.

           "Officer's  Certificate"  means,  with respect  to  any
 corporation,  a certificate  signed  by the  President, any  Vice
 President,   the  Treasurer,   any   Assistant   Treasurer,   the
 Comptroller,  or any Assistant  Comptroller of  such corporation, and with respect to  any other entity, a certificate signed by an individual generally authorized to execute and deliver  contracts on behalf of such entity.

           "Original  Lease"  means  the  Nuclear  Material  Lease
 Agreement, dated as of August 1, 1991 between the Lessee and the Lessor.

           "Outstandings"   shall   have  the   meaning  specified
 therefor in Section 1.02 of the Credit Agreement.

           "Owner Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the outstanding stock of the Company and in and to all monies, securities, investments, instruments, documents, rights, claims, contracts, and other property held by the Owner Trustee under the Trust Agreement;
 provided, however, that  there shall be  excluded from the  Owner
 Trust Estate all Excepted Payments.



                                -13-





           "Owner Trustee"  means United  States Trust  Company of
 New York, not in its individual capacity but solely as trustee under and pursuant to the Trust Agreement, and its permitted successors.

           "Partially Assigned Agreement" means a Nuclear Material
 Contract which has been assigned, in part but not in full, to the Company in the manner specified in Section 5 of the Lease
 Agreement pursuant  to a  duly executed and  delivered Assignment
 Agreement.

           "PBGC" means the Pension Benefit Guaranty Corporation, created by Section 4002(a) of ERISA and any successor thereto.

           "Permitted Liens" means (i) any assignment of the Lease
 Agreement permitted  thereby, and  by the Credit  Agreement, (ii)
 liens for  Impositions not  yet payable,  or payable  without the addition of any fine, penalty,  interest or cost for  nonpayment, or being contested  by the Lessee as  permitted by Section  11 of the Lease  Agreement, (iii) liens and  security interests created
 by  the   Security  Agreement,   (iv)  the  title   transfer  and
 commingling of the Nuclear Material contemplated by paragraph (h)
 of Section 10 of the Lease Agreement, and (v) liens of mechanics, laborers, materialmen,  suppliers or vendors, or  rights thereto, incurred in the  ordinary course  of business for  sums of  money which under the terms of the  related contracts are not more than
 30 days  past due or  are being  contested in good  faith by  the
 Lessee  as  permitted  by  Section  11  of  the  Lease Agreement;
 provided, however,  that, in  each case,  such  reserve or  other appropriate provision, if any, as  shall be required by generally accepted accounting  principles shall  have been made  in respect thereto.

           "Person"  means  any  individual,   partnership,  joint
 venture, corporation, trust, unincorporated organization or other business entity or any government or any political subdivision or agency thereof.

           "Plan" means, with respect to any Person, any plan of a type described in Section 4021(a) of ERISA in respect of which such Person is an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001 (a) (2) of ERISA, respectively.

           "Proceeds" shall have the  meaning assigned to it under
 the Uniform Commercial Code, as amended, and, in any event, shall include,  but not be limited to, (i)  any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time  to time with respect  to the Collateral, (ii)  any and all payments (in any form whatsoever) made or  due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation,  seizure or forfeiture of  all or any part  of  the Collateral  by  any  governmental body,  authority,
 bureau  or   agency  (or  any   person  acting  under   color  of
 governmental authority), and (iii) any and all other amounts from


                                -14-





 time to time paid or payable under or in connection with any of the Collateral.

           "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

           "Public Utility  Holding Company Act" means  the Public
 Utility Holding Company Act of 1935, as from time to time amended.

           ["Purchasers" means the Purchasers of Commercial Paper described in Section ___ to the Credit Agreement and their respective successors or assigns.]

           "Qualified   Institution"   means  a   commercial  bank
 organized  under the laws of,  and doing business  in, the United
 States of America  or in  any State thereof,  which has  combined capital, surplus  and undivided profits of  at least $150,000,000 having trust power.

           "Related Person" means, with respect to any Person, any trade or business, (whether or not incorporated) which, together with such Person, is under common control as described in Section
 414(c) of the Code.

           "Rent"   means   Basic   Rent,   Additional   Rent  and
 Termination Rent.

           "Rent Due and SCV Confirmation Schedule" means an instrument, substantially in the form of Exhibit G to the Lease
 Agreement, which is  to be used  by the  Lessee (i) to  calculate
 Basic Rent for each Basic Rent Period and Other Rent and (ii) to calculate and acknowledge the SCV at the end of each Basic Rent
 Period.

           "Reportable Event" means any of the events set forth in
 Section 4043(b) of ERISA or the regulations thereunder.

           "Responsible   Officer"   means  a   duly   elected  or
 appointed,   authorized,    and   acting   officer,    agent   or
 representative of the Person acting.

           "Secured  Obligations"  means   each  and  every  debt,
 liability and obligation of every type and  description which the
 Company may now or at any time hereafter owe to any Secured Party under, pursuant  to or in  connection with the  Credit Agreement, any  Note,  the Letter  of Credit  or  any other  Basic Document, whether  such  debt, liability  or  obligation now  exists  or is hereafter created or incurred, and whether it is or may be direct or  indirect,  due or  to  become  due,  absolute or  contingent, primary  or  secondary,  liquidated or  unliquidated,  or  joint, several or joint and  several, including, without limitation, the principal of, interest on and any premium due with respect to any
 Loan and  all indemnifications,  costs, expenses, fees  and other

                                -15-





 compensation of  the Secured Parties provided for,  and all other
 amounts  owed   to  the  Secured  Parties,   under  the  Security
 Agreement, Credit Agreement and the other Basic Documents.

           "Secured Parties" means the Banks, any other holder from time to time of any Note and the Issuing Bank.

           "Securities Act" means the Securities Act of 1933, as from time to time amended.

           "Security Agreement"  means the Security  Agreement and
 Assignment of Contracts by and among the Company and Union Bank of Switzerland, New York Branch, dated as of [November 1], 1995 and the Secured Parties.

           "Single Employer Plan" means any Plan which is not a multi-employer plan as defined in Section 4001(a) (3) of ERISA

           "Stipulated Casualty Value"  or "SCV"  for any  Nuclear
 Material covered by any Leasing Record means an amount equal to the Acquisition Cost for such Nuclear Material reduced by the aggregate total amount, if any, of the Monthly Rent Components paid by the Lessee to the Lessor with respect to such Nuclear
 Material together with Commercial Paper Discount.

           "Termination Date" shall have the meaning specified therefor in Section 1.02 of the Credit Agreement.

           "Termination Rent" means an amount which, when added to the Stipulated Casualty Value and Basic Rent then payable by the Lessee, if any, will be sufficient to enable the Company to retire, at their respective maturities, all outstanding Notes and to pay all charges, premiums and fees owed to the Issuing Bank and all holders of Notes under the Credit Agreement and to pay all other obligations of the Company incurred in connection with the implementation of the transactions contemplated by the Basic
 Documents.

           "Termination Settlement Date" has the meaning specified in Section 8(c), or Section 18(c) of the Lease Agreement.

           "Terminating  Event"  has  the  meaning   specified  in
 Section 18 of the Lease Agreement.

           "Trust"  means the  TMI-I Fuel  Corp. and  Oyster Creek
 Fuel Corp. Trust, a trust formed pursuant to the Trust Agreement.

           "Trust Agreement"  means the Amended and Restated Trust
 Agreement dated as of  [November 1,] 1995 among Lord  Fuel Corp., as  Trustor, the Owner Trustee,  as trustee, Lord  Fuel Corp., as
 beneficiary,   and  Jersey   Central   Power  &   Light  Company,
 Metropolitan  Edison Company  and Pennsylvania  Electric Company,
 each as lessee under certain lease agreements, as the same may be amended, modified or supplemented from time to time.


                                -16-





           "Trustor" means the institution designated as such in the Trust Agreement and its permitted successors.

           "UCC" means the Uniform Commercial Code as adopted and in effect in the State of New York.

           "U.S. Trust"  means United States Trust  Company of New
 York.
















































                                -17-






                                                       Page 1 of 2


                             Schedule 4
    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

                    Oyster Creek Fuel Assemblies
               Under Lease Which Have Been Discharged





                                                       Page 2 of 2

    Nuclear Material or Spent Fuel to be Conveyed to the Lessee

                    Oyster Creek Fuel Assemblies
               Under Lease Which Have Been Discharged













 NOTE: ALL SPENT FUEL HAS BEEN FULLY AMORTIZED.





                             SCHEDULE A


              [insert description of Nuclear Material]





                             SCHEDULE B


           All  nuclear material  contracts by and  between Jersey
 Central  Power  &  Light  Company  and  any  supplier of  Nuclear
 Material or of any service in connection therewith, including but not limited to the following:





                                                         EXHIBIT A

                       INTERIM LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Jersey Central Power & Light Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record (if any):

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits to Acquisition Cost:                         $___________

 Total Acquisition Cost under this Record             $___________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Nuclear
 Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Nuclear Material Lease
 Agreement between the undersigned Lessor and Lessee, dated as of [November 1,] 1995, which covenants, terms and conditions are incorporated herein by reference.

 OYSTER CREEK FUEL CORP., Lessor    JERSEY CENTRAL POWER & LIGHT
                                      COMPANY, Lessee


 By                                 By
      Authorized Signature               Authorized Signature





                                                         EXHIBIT B
                        FINAL LEASING RECORD

                                                  Record No. _____

 Name of Lessee:  Jersey Central Power & Light Company

 Date of Record: __________________

 Date and No. of prior Interim or Final
   Leasing Record:

 Description and location of Nuclear Material covered by this Record:

      Assembly Serial Nos.:

      Subassembly Serial Nos.:

 Acquisition Cost of Nuclear Material
   under prior Leasing Record (if any):               $___________

 Acquisition Cost added by this Record:               $___________

 Total:                                               $___________

 Credits (if any) to Acquisition Cost:                $___________

 Total Acquisition Cost under this Record             $___________

 BTU Charge: $__________

 Specify nature of Acquisition Cost added by this Record and to whom paid:

 Specify nature of any credits received by Lessor covered by this Record and from whom received:

 Basic Rent for the Nuclear Material covered by this Record shall be calculated and paid as provided in Section 9 of the Amended and Restated Nuclear Material Lease Agreement referred to below.

 The undersigned Lessor hereby leases to the undersigned Lessee the Nuclear Material described above in accordance with the covenants, terms and conditions of the Amended and Restated
 Nuclear Material Lease Agreement between the undersigned Lessor and Lessee, dated as of [November 1, 1995], which covenants, terms and conditions are incorporated herein by reference.

 OYSTER CREEK FUEL CORP., Lessor    JERSEY CENTRAL POWER & LIGHT
                                      COMPANY, Lessee


 By                                 By
      Authorized Signature               Authorized Signature





                                         Attachment 1 to Exhibit B

               BRITISH THERMAL UNIT CHARGE AGREEMENT


                                         Dated:



           The undersigned Lessor and Lessee agree that the initial British Thermal Unit Charge to be used to calculate the Monthly Rent Component for the Nuclear Material pursuant to the Amended and Restated Nuclear Material Lease Agreement, dated as of [November 1,] 1995, between the undersigned Lessor and Lessee shall be as follows:

 Description of Nuclear Material         British    Thermal   Unit
 Charge






 OYSTER CREEK FUEL CORP.            JERSEY CENTRAL POWER & LIGHT
                                      COMPANY



 By:                                By:
 Its:                               Its:





                                                         EXHIBIT C

                     NUCLEAR MATERIAL CONTRACTS


           The Agreements (each as amended and restated) referred to in Section 5 of the Amended and Restated Nuclear Material
 Lease Agreement, dated  as of [November 1],  1995, between OYSTER
 CREEK FUEL  CORP.  ("Lessor") and  JERSEY CENTRAL  POWER &  LIGHT
 COMPANY ("Lessee") are:

           (1)  Agreement, dated November 18, 1988, between Cameco
 Corporation and GPU Nuclear Corporation, as agent for the Lessee, Metropolitan Edison Company ("Met-Ed") and Pennsylvania Electric
 Company ("Penelec").

           (2)  Agreement, dated September  30, 1988, between URI,
 Inc. and GPU Nuclear Corporation, as agent for the Lessee, Met-Ed and Penelec.

           (3)  Agreement,   dated   January  30,   1975,  between
 Sequoyah Fuels Corporation and  GPU Nuclear Corporation, as agent for the Lessee, Met-Ed and Penelec.

           (4)  Agreement,  dated October 10, 1984, between United
 States Department of Energy and GPU Nuclear Corporation, as agent for the Lessee, Met-Ed and Penelec.

           (5)  Agreement,  dated  November   12,  1980,   between
 General Electric Company and the Lessee.





                                                         EXHIBIT D

                        ASSIGNMENT AGREEMENT


           KNOW ALL MEN BY THESE PRESENTS THAT:

           Jersey Central Power & Light Company (the "Assignor"), in consideration of one dollar and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby sell, grant, bargain, convey and assign to Oyster Creek Fuel Corp. ("Assignee"), all right, title and interest of the Assignor in, to and under the Nuclear Material
 Contract (the "Nuclear Material Contract") described in Exhibit 1 attached hereto insofar as such Nuclear Material Contract relates to the Nuclear Material described in Exhibit 1 (all of such property, including the items described on Exhibit 1 attached hereto as included with the Property, being herein collectively called the "Property"). Terms not defined herein shall have the meanings given in Exhibit 1 attached hereto.

           TO HAVE AND TO HOLD the Property unto the Assignee, its successors and assigns, to its and their own use forever.

           1. The interest of the Assignor in the Property, and the interest transferred by this Assignment Agreement, is that of absolute ownership.

           2. The Assignor hereby warrants that it is the lawful owner of the rights and interests conveyed by this Assignment
 Agreement and that its title to such rights and interests is hereby conveyed to the Assignee free and clear of all liens, charges, claims and encumbrances of every kind whatsoever, other than (i) the amounts, if any, owing under the Nuclear Material
 Contract, (ii) other claims, if any, of the Assignor and the Contractor which may exist as between themselves and (iii)
 Permitted Liens (as defined in the Lease Agreement referred to below); and that the Assignor will warrant and defend such title forever against all claims and demands whatsoever.

           3. The Assignor hereby releases and transfers to the Assignee any right, title or interest in the Nuclear Material which may have been acquired by the Assignor under the Nuclear
 Material Contract prior to the date hereof.

           4. This Assignment Agreement is made in accordance with an Amended and Restated Nuclear Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and the Assignee (said Nuclear Material Lease Agreement, as the same may be from time to time amended, modified or supplemented, being herein called the "Lease Agreement"). Pursuant to a Security
 Agreement  and Assignment  of Contracts  (Jersey Central  Power &
 Light  Company) made  by  Oyster Creek  Fuel  Corp. dated  as  of
 [November  1,] 1995  (said Security  Agreement and  Assignment of
 Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by Assignee in favor of the Secured Parties, as defined therein, the Assignee is assigning and granting a security interest in the Property and this Assignment Agreement to the Secured Parties, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties, as such obligations are described in the Security Agreement.

           5.   It  is expressly  agreed that,  anything contained
 herein to the contrary notwithstanding, (a) the Assignor shall at all  times remain liable to the Contractor to observe and perform all of  its duties  and  obligations under  the Nuclear  Material
 Contract to the same  extent as if this Assignment  Agreement and the Security Agreement had not been executed, (b) the exercise by the Assignee or the Secured Parties of any of the rights assigned hereunder  or under the Security  Agreement, as the  case may be, shall  not release  the  Assignor  from  any  of  its  duties  or
 obligations  to   the  Contractor  under   the  Nuclear  Material
 Contract, and (c)  neither the  Assignee nor any  of the  Secured
 Parties shall have any obligation or liability  under the Nuclear
 Material  Contract by reason of or arising out of this Assignment
 Agreement, the Lease Agreement  or the Security Agreement, or  be
 obligated  to perform or fulfill any of the duties or obligations of the Assignor under  the Nuclear Material Contract, or  to make any payment thereunder,  or to make any inquiry  as to the nature or sufficiency of any  Property received by it thereunder,  or to present or  file any claim, or  to take any action  to collect or enforce  the  payment  of any  amounts  or  the  delivery of  any
 Property which may have been assigned to it or to which it may be entitled at any  time or times;  provided, however, the  Assignee agrees,  solely for the benefit  of the Assignor,  and subject to the  terms and conditions of the Lease Agreement, (i) to purchase the Nuclear Material from the Contractor  pursuant to the Nuclear
 Material  Contract, (ii) to pay  to the Contractor  and/or to the
 Assignor or their  order the respective amounts specified  in the
 Lease  Agreement with respect to  such Nuclear Material and (iii)
 to lease such Nuclear Material to the Assignor in accordance with and subject to the  terms and conditions of the  Lease Agreement.
 The  provisions of  the  Nuclear Material  Contract limiting  the liability of the Contractor and its suppliers and subcontractors'
 under that  Contract shall remain effective  against the Assignee and Secured Parties to  the same extent that such  provisions are effective against the Assignor.

           6.   Notwithstanding anything contained  herein to  the
 contrary,  subject  to the  terms  and  conditions of  the  Lease
 Agreement, the Assignor may continue to engage in Fuel Management
 (as such  term is defined in the Lease Agreement) with respect to the Property, including,  without limitation,  all dealings  with the  Contractor and,  subject to  such terms  and conditions  and effective  until the occurrence of  a Lease Event  of Default (as defined in  the Lease Agreement),  (i) the Assignee  reassigns to the Assignor the Assignee's rights under clauses (iii), (iv), (v)
 and  (vi) of  subparagraph (b)  of Exhibit  1 to  this Assignment
 Agreement  (provided,   however,  that  insurance   proceeds  are
 reassigned  to the Assignor  pursuant hereto  only to  the extent that  such proceeds are needed and used to reimburse the Assignor for  the  cost  of repairing  damage  or  destruction  to Nuclear
 Material  or  are used  to  purchase  Nuclear Material  from  the





 Assignee in accordance with the Lease Agreement, and provided further, however, that the Assignee's rights under clause (vi) are reassigned to the Assignor subject in all respects to the limitations set forth in paragraph 8. below), and (ii) the Assignee agrees that the Assignor may, to the extent set forth in clause (i) above, to the exclusion of the Assignee, exercise and enforce such rights.

           7.   The  Assignor  shall  promptly  and  duly execute,
 deliver, file and  record all such  further counterparts of  this
 Assignment   Agreement  or   such  certificates,   financing  and
 continuation  statements  and   other  instruments   as  may   be
 reasonably  requested  by the  Assignee,  and  take such  further actions as  the  Assignee  shall  from time  to  time  reasonably request, in order  to establish, perfect and maintain  the rights and  remedies created or  intended to be created  in favor of the
 Assignee  and the  Secured Parties  hereunder and  the Assignee's title  to and interest in the Property as against the Assignor or any third party in any applicable jurisdiction.

           8.   The Assignor hereby agrees  that it will not enter
 into  or  consent to  or  permit  any cancellation,  termination, amendment, supplement  or modification of or  waiver with respect to the Nuclear  Material Contract  insofar as it  relates to  the
 Nuclear   Material   except   for  cancellations,   terminations,
 amendments, supplements, modifications  or waivers  which do  not materially adversely  affect the Assignee or  the Secured Parties or  their  respective interests  in  the Property,  nor  will the
 Assignor  sell,  assign,  grant   any  security  interest  in  or
 otherwise transfer its rights or  other interests in the Property or any part thereof, except as permitted by the Lease Agreement.

           9. The Assignor hereby represents and warrants that the Nuclear Material Contract is in full force and effect and represents that it is the only agreement between the Assignor and the Contractor with respect to the Nuclear Material.

           10. This Assignment Agreement shall become effective only upon receipt of the written consent of the Contractor to the assignment of the rights and interests conveyed hereunder, if such consent is required under the Nuclear Material Contract. The
 Assignor hereby agrees to send the Contractor a copy of this Assignment Agreement.

           11. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           IN WITNESS WHEREOF, the Assignor has caused this Assignment Agreement to be duly executed and delivered as of the ____ day of ____________,19____.

                                    JERSEY CENTRAL POWER & LIGHT
                                      COMPANY


                                    By:





                                    Title:






 The foregoing Assignment Agreement is hereby accepted:

                                    OYSTER CREEK FUEL CORP.


                                    By:

                                    Title:





                                                         EXHIBIT 1
                                           to Assignment Agreement

           (a) The _____________ (as the same may from time to time be amended, modified or supplemented, being herein called the "Nuclear Material Contract"), dated as of _____________, between Jersey Central Power & Light Company and ______________
 (the "Contractor), insofar as, and only to the extent that, the Contract relates to _________________ (the "Nuclear Material");
 but not insofar as the Contract provides for the provision of other nuclear materials and services to the Assignor; and

           (b)  The  Property  shall include,  without limitation,
 (i)  any  and  all  amendments  and  supplements  to the  Nuclear
 Material Contract from time to time executed and delivered to the extent that any such amendment or supplement relates to the Nuclear Material, (ii) the Nuclear Material, including the right to receive title thereto, (iii) all rights, claims and proceeds, now or hereafter existing, under any insurance, indemnities, warranties and guaranties provided for in or arising out of the Nuclear Material Contract, to the extent that such rights or claims relate to the Nuclear Material, (iv) any claim for damages arising out of or for breach or default by the Contractor under or in connection with the Nuclear Material Contract insofar as it relates to the Nuclear Material, (v) any other amount, whether resulting from refunds or otherwise, from time to time paid or payable by the Contractor under or in connection with the Nuclear
 Material Contract insofar as it relates to the Nuclear Material and (vi) the right of the Assignor to terminate the Nuclear
 Material Contract or to perform or to exercise or enforce thereunder, insofar as it or they relate to the Nuclear Material.





                                                         EXHIBIT 2
                                           to Assignment Agreement


                       CONSENT AND AGREEMENT


           The undersigned,  _________________ (the "Contractor"),
 has entered into a _______________ (as  the same may from tune to time be  amended, modified  or supplemented, being  herein called
 the    "Nuclear     Material    Contract"),    dated     as    of
 ____________________ with Jersey  Central Power  & Light  Company
 (the 'Assignor").

           The Contractor hereby acknowledges notice that (i) in accordance with the terms of an Amended and Restated Nuclear
 Material Lease Agreement dated as of [November 1,] 1995, between the Assignor and Oyster Creek Fuel Corp. (the "Assignee"), the
 Assignor has assigned to the Assignee a part of the Assignor's rights under the Nuclear Material Contract pursuant to an Assignment Agreement, in the form of Annex A hereto (such
 Assignment Agreement, as the same may from time to time be amended, modified or supplemented, being herein collectively called the "Assignment"), and (ii) pursuant to a Security
 Agreement  and Assignment  of Contracts  (Jersey Central  Power &
 Light  Company) made  by  Oyster Creek  Fuel  Corp. dated  as  of
 [November  1,]  1995  (said  Security  Agreement  and  Assignment
 Contracts, as the same may from time to time be amended, modified or supplemented, being herein called the "Security Agreement") made by the Assignee in favor of the Secured Parties as defined therein (the "Secured Parties"), the Assignee has assigned and granted a security interest in all rights under the Nuclear
 Material Contract from time to time assigned to it by Assignor, as collateral security for all obligations and liabilities of the Assignee to the Secured Parties.

           The Contractor hereby consents to (i) the assignment by the Assignor to the Assignee of part of the Assignor's right, title and interest in, to and under the Nuclear Material Contract and the other Property described in the Assignment pursuant to the Assignment and (ii) the assignment and security interest in favor of the Secured Parties as described above. The Contractor further consents to all of the terms and provisions of the Security Agreement.

           The Contractor agrees that, if requested by either the Assignor or the Assignee, it will acknowledge in writing the Assignment delivered by the Assignor to the Assignee; provided, that neither the lack of notice to nor acknowledgment by the Contractor of the Assignment shall limit or otherwise affect the validity or effectiveness of this consent to such Assignment.

           The Contractor hereby confirms to the Assignee and the Secured Parties that:

           (a) all representations, warranties and agreements of the Contractor under the Nuclear Material Contract which relate to the Nuclear Material described in the Assignment shall inure to the benefit of, and shall be enforceable by, the Assignee or any Secured. Party to the same extent as if originally named in the Contract as the purchaser of such Nuclear Material,

           (b) the Contractor understands that, pursuant to the Lease Agreement, the Assignee has agreed to lease the Nuclear Material described in the Assignment to the Assignor, and consents to the assignment to the Assignor, for so long as the Lease Agreement shall be in effect or until otherwise notified by the Assignee, of the Assignee's rights under clauses (iii), (iv), (v) and (vi) of subparagraph
                (b) of Exhibit 1 to the Assignment to the extent that such rights are reassigned to the Assignor pursuant to the Assignment,

           (c)  The  Contractor is  in  the  business  of  selling
                nuclear fuel  and  related services  of  the  kind
                described in the Assignment, and the proposed sale
                of such  nuclear fuel under  the Nuclear  Material
                Contract  will  be  in   the  ordinary  course  of
                business of the Contractor, and

           (d)  Notwithstanding  any  provision  to  the  contrary
                contained  in the  Nuclear Material  Contract, the
                Contractor  agrees  that   title  to  any  Nuclear
                Material  covered  by  the  Assignment  shall pass
                directly to  the Assignee  under the  Contract and
                shall not pass to  the Assignor; provided that the
                foregoing shall not apply to  any Nuclear Material
                for  which  title  has  already  passed  from  the
                Contractor prior to the execution and  delivery of
                the Assignment.

           It is understood that neither the Assignment, the Security Agreement nor this Consent and Agreement shall in any way add to the obligations of the Contractor or the Assignor under the Nuclear Material Contract.

           This Consent  and. Agreement  shall be governed  by and
 construed  in   accordance  with  the   laws  of  the   State  of
 ____________.

           IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of____ day of ______________, 19___.







                                    By:





                                    Title:





                                                         EXHIBIT E

                            BILL OF SALE
                                 TO
                JERSEY CENTRAL POWER & LIGHT COMPANY


           KNOW ALL  MEN BY THESE PRESENTS,  that the undersigned,
 Oyster Creek Fuel Corp., a Delaware corporation (the "Seller"), whose post office address is c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036,
 Attention: Corporate Trust and Agency Division, for and in consideration paid to the Seller upon or before the execution and delivery of this Bill of Sale to Jersey Central Power & Light
 Company (the "Purchaser"), a New Jersey corporation, whose address is 300 Madison Avenue, Morristown, New Jersey, 07960,
 Attention: Comptroller, hereby conveys, transfers, sells and sets over unto the Purchaser all of its right, title and interest in all of the personal property consisting of the assemblies of nuclear fuel or components thereof or other nuclear material described in Annex I hereto (the "Assets"), and by this Bill of Sale does hereby grant, bargain, sell, convey, transfer and deliver the Assets unto the Purchaser, to have and to hold such undivided interest in the Assets unto the Purchaser, for itself, its successors and assigns, forever.

           The Assets  are transferred and conveyed  by the Seller
 AS-IS, WHERE-IS, WITHOUT  REPRESENTATIONS OR WARRANTIES  (EXPRESS
 OR  IMPLIED) OF ANY KIND  WHATSOEVER BY THE  SELLER OR ANY PERSON
 ACTING  ON  ITS BEHALF  except  that  the Seller  represents  and warrants that it has not by  voluntary act or omission created or granted  any lien on the  Assets, other than  Permitted Liens, as defined  in that  certain Amended  and Restated  Nuclear Material
 Lease  Agreement,  dated as  of  [November 1,]  1995  between the
 Seller and the Purchaser.   The Purchaser acknowledges and agrees
 that neither  the Seller,  its directors, officers  or employees, any company, person or firm controlling, controlled by, or  under common  control with any  of them nor any  other person acting on behalf of the Seller is  a manufacturer of, or is engaged  in the sale  or distribution of, nuclear  material, has had  at any time physical possession of any portion of the Assets  sold hereunder, or  has  made  any  inspection  thereof.  The  Purchaser  further acknowledges and agrees  that the Assets sold hereunder have been at all  times in the  possession of  the Purchaser  and that  the
 Purchaser has made such inspections thereof as it deems necessary and  that the  Purchaser  has  been  solely responsible  for  all decisions made with  respect to  the choice of  the suppliers  of such  Assets  and  the  enrichment,  fabrication, transportation, storage and processing of the same.






          IN WITNESS WHEREOF, the Seller has caused these presents to be executed by one of its Vice Presidents, this ____ day of __________________,19___.

                                    OYSTER   CREEK   FUEL   CORP.,
 Seller



                                    By:
                                         Vice President

                   Acknowledgement and Acceptance


           The foregoing Bill of Sale is hereby acknowledged and accepted by the undersigned as of the date last above written.

                                    JERSEY CENTRAL POWER & LIGHT
                                      COMPANY, Purchaser



                                    By:

                                    Its:



                                                                                                      EXHIBIT F
                                                     RENT DUE
                                           AND SCV CONFIRMATION SCHEDULE

                                      For the Basic Rent Period Ended _______

               In accordance with the Lease Agreement dated as of [November] 1, 1995, between Oyster Creek Fuel
   Corp., as Lessor, and Jersey Central Power & Light Company, as Lessee, the Lessee certifies that all amounts set forth below are true  and correct in all respects, and both Lessor and Lessee certify that this Schedule has been prepared in accordance with the provisions of the Lease Agreement.

  23. BASIC RENT, ADDITIONAL RENT AND TERMINATION RENT
      (i)  Basic Rent Owed
           (a)  Calculation of Portion of Monthly Financing Charge
                 Not Allocated to Acquisition Cost                                          $

                (i)   Interest Payable with Respect to all Outstanding
                       Notes (See attached summary calculation)                             $

                (ii) Other Amounts included in Monthly Financing Charge                     $

                (iii) TOTAL MONTHLY FINANCING CHARGE NOT ALLOCATED
                      TO ACQUISITION COST (Total of 1(a) and 1(b))                          $

           (b)  Aggregate Monthly Rent Component (See attached summary calculation)         $

           (c)  BASIC RENT (total of 1(c) and 2)                                            $

      (ii)      Additional Rent Owned* (see attached summary calculation)                   $

      (iii)     Termination Rent Owed (see attached summary calculation)                    $

           TOTAL RENT DUE (total of A, B and C)                                             $




  ________________________
  *   Includes amounts paid or  due and payable by the Company with respect to the transactions contemplated by the Basis Documents during such month for  the following other fees, costs, charges and expenses incurred
      or owed by the Company  under or in connection with  the Lease Agreement  or other Basic Documents:   (a)
      legal, printing, reproduction and  closing fees and expenses, (B) auditors', accountants'  and attorneys'
      fees and expenses, (C) franchise taxes  and income taxes, and (D) any other  fees and expense incurred by the Company under or in respect of the Basic Documents.



   24. CALCULATION OF STIPULATED CASUALTY VALUE

                                                                    Nuclear Material

                                             Installed for          Not Installed for
                                             Operation in the       Operation in the
                                             Generating Facility    Generating Facility         Total

   (i)   Stipulated Casualty Value as
         of _______________                  $                      $                       $

   (ii)  Add:  Acquisition Cost Incurred
         in Rent Period Covered by This
         Schedule (exclusive of Monthly
         Financing Charges)                  $                      $                       $

   (iii) Add:  Monthly Financing Charge
         Allocated to Acquisition Cost
         Incurred in Rent Period Covered
         by This Schedule                    $                      $                       $

   (iv)  Less:  SCV of Nuclear Material
         Transferred to the Lessee
         Pursuant to Sections 8(c), 8(g)
         or 14 of the Lease Agreement during
         the Basic Rent Period Covered by
         This Schedule                       $                      $                       $

         STIPULATED CASUALTY VALUE
         AS OF _________________             $                      $                       $

         Add:  Commercial Paper Discount                                                    $

         STIPULATED CASUALTY VALUE
         AS OF ______________                                                               $

